SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

PROXY STATEMENT

PURSUANT TO SCHEDULE 14A
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 14A

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☒ Amendment No. 2 to Preliminary Proxy Statement

☐ Definitive Proxy Statement

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XFONE, INC.
(Name of small business issuer in its charter)

Nevada	11-3618510
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

c/o Swiftnet Limited
Britannia House, 960 High Road
London N12 9RY, United Kingdom
(Address of principal executive offices) (Zip Code)

011.44.845.1087777
(Registrant's telephone number, including area code)

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XFONE, INC.
c/o Swiftnet Limited
Britannia House, 960 High Road
London N12 9RY, United Kingdom

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on January __, 2006

To our Stockholders:

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of the Stockholders of XFONE INC., a Nevada corporation (the “Company”) will be held at 10:00 a.m on January__, 2006, at the Company's offices located at 2506 Lakeland Drive, Suite 405 Jackson, Mississippi, United States, for the following purposes:

Providing for the following transactions:

(i) To elect six (6) members Board of Directors to serve until the next Meeting of Stockholders of the Company held for this purpose and until their successors are duly elected and qualified;

(ii) To consider and approve the Company's 2004 Stock Option Plan which is designated for the benefit of employees, officers, directors, consultants and subcontractors of the Company, including its subsidiaries. The Board of Directors recommends that the Shareholders vote “FOR” this proposal, see Appendix A.

(iii) To consider and approve the acquisition of I-55 Internet Services, Inc. pursuant to that certain Agreement and Plan of Merger by and among the Company, Xfone USA, Inc., I-55 Internet Services, Inc. and the Principals (as defined therein) dated August 18, 2005 (including the First Amendment to the Agreement and Plan of Merger dated October 10, 2005, and the related Management Agreement dated October 11, 2005), including, the issuance of shares of common stock of the Company and/or warrants to purchase shares of common stock of the Company to shareholders and/or debt-holders of I-55 Internet Services, Inc. The Board of Directors recommends that the Shareholders vote “FOR” this Proposal, see Appendix A.

(iv) To consider and approve the acquisition of I-55 Telecommunications, LLC pursuant to that certain Agreement and Plan of Merger by and among the Company, Xfone USA, Inc., I-55 Telecommunications, LLC and the Principal (as defined therein) dated August 26, 2005 (including the related Management Agreement dated October 12, 2005), including, the issuance of shares of common stock of the Company and/or warrants to purchase shares of common stock of the Company to shareholders and/or debt-holders of I-55 Telecommunications, LLC. The Board of Directors recommends that the Shareholders vote “FOR” this Proposal, see Appendix A.

(v) To consider and approve a financing transaction by and among the Company, Mercantile Discount-Provident Funds, Hadar Insurance Company Ltd., the Israeli Phoenix Assurance Company Ltd. and Gaon Gemel Ltd. Pursuant to that certain Securities Purchase Agreement dated November 23, 2005 and any other related documents as defined therein (the “Financing”). The Financing will be for an aggregate of 324,000 shares of common stock at a purchase price of $2.50 per share together with 162,000 warrants to purchase shares of common stock, 81,000 of which are exercisable at $3.00 per share for a period of five years and 81,000 of which are exercisable at $3.25 per share for a period of five years. If approved by the shareholders and AMEX, the Company will consummate the sale promptly after approval. The Board of Directors recommends that the Shareholders vote “FOR” this Proposal, see Appendix A.

By order of the Board of Directors,

Date: January __, 2006	By:	/s/ Guy Nissenson
Guy Nissenson
President and Chief Executive officer

STOCKHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID ENVELOPE.

It is desirable that as many stockholders as possible be represented, in person or by proxy, at the Special Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy card. You have the power to revoke your proxy card at any time before it is voted, and the giving of a proxy card will not affect your right to vote in person if you attend the Special Meeting.

XFONE, INC.
c/o Swiftnet Limited
Britannia House, 960 High Road
London N12 9RY, United Kingdom
PRELIMINARY PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS

To be held on January __, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Xfone, Inc. (the “Company”) for use at the Company's Special Meeting of Stockholders to be held on January __, 2006, and at any postponements or adjournment thereof (the “Meeting”). Further, solicitation of proxies may be made personally, or by telephone or telegraph, by regularly employed officers and other employees of the Company, who will receive no additional compensation for such. The cost of soliciting proxies will be borne by the Company which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.

Only Shareholders of record at the close of business on January __, 2006 (the “Record Date”) are entitled to vote at the Meeting. As of January 10, 2006, there were issued and outstanding 8,172,671 shares of the Company's common stock (the “Common Stock”). Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy card that are received in time will be voted in accordance with the Shareholder's directions and, unless contrary directions are given, will be voted for the proposals described below (the “Proposals”). Anyone giving a proxy card may revoke it at any time before it is exercised by giving the Board of Directors of the Company written notice of the revocation, by submitting a proxy card bearing a later date or by attending the Meeting and voting in person.

The presence in person or by properly executed proxy of holders representing 80% of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal. Brokers holding shares of Common Stock for beneficial owners in “street name” must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on “routine” matters. Absent specific instructions from the beneficial owners in the case of “non-routine” matters, the brokers may not vote the shares. “Broker non-votes” result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which instructions to vote are not provided by the owner.

The Board of Directors of the Company has adopted and approved each of the Proposals set forth herein and recommends that the Company's Shareholders vote “FOR” each of the Proposals.

Copies of each of the Annual Reports on Form 10-K of the Company for the fiscal year ended December 31, 2004 (the “2004 Fiscal Year”) and the Form 10-Q for the fiscal quarter ended September 30, 2005, including financial statements, which are incorporated by reference into this Proxy Statement and made a part hereof, are being mailed concurrently herewith to all stockholders of record on the Record Date.

Additional information about the Company is contained in its current and periodic reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm

The principal executive office of the Company is located at:
 c/o Swiftnet Limited
Britannia House, 960 High Road
London N12 9RY, United Kingdom
Telephone Number:
011.44.845.1087777

This Proxy Statement, the accompanying Notice of Meeting and the proxy card will be first sent to the Shareholders on or about January __, 2006.

The date of this Proxy Statement is January __, 2006

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words “may,”“will,”“should,”“expect,”“anticipate,”“estimate,”“believe,”“intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Only stockholders of record at the close of business on January __, 2006 are entitled to vote at the Special Meeting. The total number of shares of common stock, par value $.001 per share (the “Common Stock”), of the Company, issued, outstanding and entitled to be voted on the record date was 8,172,671shares. Each such share of Common Stock is entitled to one vote upon all matters to be acted upon at the Special Meeting. There are no cumulative voting rights. The holders of 80% of the outstanding votes shall constitute a quorum. A quorum is necessary to hold a valid meeting. In accordance with the Company's Certificate of Incorporation and By-laws, and applicable law, the election of directors shall be by a plurality of the votes cast and the remaining Proposals shall be by a majority of the votes cast.

Abstentions and broker non-votes are not counted as votes cast in the election of directors and will have no effect on the election of directors except to the extent that they affect the total votes received by a candidate. On matters other than the election of directors, abstentions will be counted as votes cast, which will have the same effect as a negative vote on the matter. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

The following tables sets forth, as of January 10, 2006, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. We are unaware of any contract or arrangement which could result in a change in control of our company.

The following table assumes, based on our stock records, that there are 8,172,671 shares issued and outstanding as of January 10, 2006.

The following tables set forth the ownership of our Common Stock as of the date of this Information Statement by:

•	Each shareholder known by us to own beneficially more than 5% of our common stock;

•	Each executive officer;

•	Each director or nominee to become a director; and

•	All directors and executive officers as a group.

Security Ownership of Beneficial Owners and Management
Title of Class	Name & Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Ownership	Percent of Class
Common	Abraham Keinan	3,500,000	Direct*/****	42.82
	Chairman of the Board
	4 Wycombe Gardens
	London Nw11 8al
	United Kingdom
Common	Crestview Capital	768,967	Direct	9.40**
	Master LLC**
	95 Revere Drive, Suite F
	Northbrook, Illinois 60062
Common	Guy Nissenson	1,203,500	Indirect***/****	14.72
	Chief Executive Officer
	President/Director
	3A Finchley Park
	London N12 9JS
	United Kingdom

Common	Eyal Harish ***** Director 3 Moshe Dayan Street, Raanana, Israel	15,000	Direct	0.18

Common	Mercantile Discount - Provident Funds****** 32 Yavne Street Tel-Aviv 65792, Israel	400,000	Direct	4.89
Total		5,887,467		72%

*  Until June 23, 2004, Mr. Keinan indirectly held 1,302,331 shares of our common stock through Vision Consultants Limited, a Nassau, Bahamas incorporated company that is 100% owned by Mr. Keinan. On June 23, 2004, the shares held by Vision Consultants Limited were transferred to Mr. Keinan as an individual. On August 21, 2003, we issued 400,000 options to Mr. Keinan, but on March 1, 2004, our Board of Directors cancelled these options. On November 24, 2004, our board of directors issued 1,500,000 options to Mr. Keinan on the following terms: Option exercise price - $3.5, vesting date - 12 month from the date of grant, expiration date - 5 years from the vesting date. On December 29, 2005, the Company purchased 100,000 shares of its common stock from Mr. Keinan, at a price below the market at that time, which we canceled; therefore, Mr. Keinan is currently holding an aggregate amount of 3,500,000 shares of our common stock.

**Crestview Capital Master LLC., owns 768,967 shares of our common stock; however, upon the exercise of Warrants issued to Crestview Capital Master, it would hold an additional 642,500 shares of our common stock.

*** Guy Nissenson, our Chief Executive Officer/President, has beneficial ownership of 14.72% or 1,203,500 shares of our common stock through Campbeltown Business Ltd., a British Virgin Islands corporation controlled by Mr. Nissenson and his family. To the extent that we issue any shares to Abraham Keinan, Campbeltown Business, Ltd. has the right to purchase or acquire such number of our shares on the same terms and conditions as Abraham Keinan such that the relative percentage ownership of Abraham Keinan and Campbeltown Business, Ltd. remains the same. On August 21, 2003, we issued 200,000 options to acquire our shares to Mr. Nissenson, but on March 1, 2004 these options were cancelled by our Board of Directors. On November 24, 2004, our board of directors issued 1,500,000 options to Mr. Nissenson on the following terms: Option exercise price - $3.5, vesting date - 12 month from the date of grant, expiration date - 5 years from the vesting date.

**** Our Chairman of the Board, Abraham Keinan, and our President/Chief Executive Officer/Director, Guy Nissenson, exercise significant control over stockholder matters through a September 28, 2004 Voting Agreement between Mr. Keinan, Mr. Nissenson and Campbeltown Business Ltd, an entity owned and controlled by Mr. Nissenson and his family. This agreement is for a term of 10 years and provides that: (a) Messrs. Keinan and Nissenson and Campbeltown Business, Ltd. agree to vote any shares of our common stock controlled by them only in such manner as previously agreed by all these parties; and (b) in the event of any disagreement regarding the manner of voting, a party to the agreement will not vote any shares, unless all the parties have settled the disagreement.

***** Dr. Eyal Harish is the brother-in-law of Mr. Keinan, our Chairman of the Board.

****** Mercantile Discount - Provident Funds owns 400,000 shares of our common stock; however, upon the exercise of Warrants issued to Mercantile Discount - Provident Funds, it would hold an additional 200,000 shares of our common stock. On November 23, 2005, the Company and Mercantile Discount - Provident Funds entered into a Securities Purchase Agreement. Subject to the approval of the shareholders at the Meeting and upon the consummation of the financing transaction contemplated by said agreement, the Company shall issue Mercantile Discount - Provident Funds an additional 80,000 shares of our common stock and 40,000 warrants.

PROPOSAL I.

APPROVAL OF NOMINEES TO THE BOARD OF DIRECTORS
General

A board of six (6) directors is to be elected at the Meeting to hold office until the next Meeting of Stockholders of the Company held for such a purpose and until their successors are duly elected and qualified. Unless individual Shareholders specify otherwise, each returned proxy card will be voted for the election of the six nominees who are listed herein. The following schedule sets forth certain information concerning the nominees for election as directors.

The individuals named in the enclosed form of proxy card will vote, if so authorized, FOR the persons named below as directors of the Company, each of whom has served as a director of the Company for the periods so indicated. Each such person is to be elected to hold office until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. Management of the Company is not aware of any reason why any of the nominees will not be able to serve. If a nominee should subsequently become unavailable for election, the persons voting the accompanying proxy card may, in their sole discretion, vote FOR such substitute nominee the present Board of Directors may recommend.

Name	Age	Director Since
Abraham Keinan	56	Chairman of the Board of Directors since our inception

Guy Nissenson	31	Director, since our inception

Eyal J. Harish	53	Director, since December 19, 2002

Shemer S. Schwartz	31	Director, since December 19, 2002, and is an independent director and a member of the Audit Committee

Arie Czertok	65	Director, since November 23, 2004, and is an independent director and Chairman of the Audit Committee

Aviu Ben-Horrin	57	Director, since November 23, 2004, and is an independent director and a member of the Audit Committee.

Mr. Abraham Keinan has been our Chairman of the Board of Directors since our inception. Abraham Keinan founded Swiftnet, Limited, our wholly owned UK based subsidiary, in February 1990. Mr. Keinan has been the Chairman of the Board of Directors of Swiftnet since its inception. From 1991 to October 2003, Mr. Keinan was Swiftnet's Managing Director. In or about January 2002, Mr. Keinan became a Director of Auracall Limited, our UK based affiliated entity. Mr. Keinan has been a Director of Xfone 018 Ltd., our majority owned Israel based subsidiary, since its inception in April 2004. In March 2005, Mr. Keinan became the Chairman of the Board of Directors of Xfone 018. Mr. Keinan has been a Director of Xfone USA, Inc., our wholly owned US based subsidiary, since its inception in May 2004. In 1975, Mr. Keinan received a Bachelor of Science Degree in Mechanical Engineering from Ben-Gurion University, Beer-Sheeva - Israel.

Mr. Guy Nissenson has been our President, Chief Executive Officer and a Director since our inception. Mr. Nissenson joined Swiftnet Limited. in October 1999, became a Director of Swiftnet in May 2000, and its Managing Director in October 2003. In October 2002, Mr. Nissenson became a Director of Story Telecom Limited, our UK based affiliated entity. In or about January 2002, Mr. Nissenson became a Director of Auracall Limited. Mr. Nissenson has been a Director of Xfone 018 Ltd. since its inception in April 2004. Mr. Nissenson has been a Director of Xfone USA, Inc. since its inception in May 2004. In March 2005, Mr. Nissenson became the Chairman of the Board of Directors of Xfone USA. Mr. Nissenson was a marketing manager of RADA Electronic Industries Ltd. in Israel from May 1997 to October 1998. Mr. Nissenson was an audit and control officer with the rank of Lieutenant of the Israeli Defense Forces - Central Drafting Base and other posts from March 1993 to May 1997. In July 2000, Mr. Nissenson received a Bachelor of Science Degree in Business Management from Kings College - University of London. In September 2001, Mr. Nissenson received a Master of Business Administration in International Business from Royal Holloway at the University of London in London, United Kingdom.

Dr. Eyal J. Harish has been a member of our Board of Directors since December 19, 2002. Dr. Harish has been a Director of Xfone USA, Inc. since March 2005. From 1980 to present, Dr. Harish has been in his own private practice in Israel as a dentist. Prior to becoming a dentist, from 1974 to 1980, Dr. Harish was an Administration Manager with Consortium Holdings, an Israel based communication company. Dr. Harish is the brother-in-law of Mr. Keinan, our Chairman of the Board.

Mr. Shemer S. Schwartz has been a member of our Board of Directors since December 19, 2002, is an independent director and a member of the Audit Committee. Mr. Schwartz has been a Director of Xfone USA, Inc. since March 2005. From March 2003 to present, Mr. Schwartz has been the co-founder and research and development expert of XIV Ltd., a data storage start up company located in Tel-Aviv, Israel. From November 2001 to March 2003, Mr. Schwartz has been an Application Team Leader of RF Waves, an Israel based high technology company in the field of wireless communication. From 1996 to 2001, Mr. Schwartz was a Captain in the Research and Development Center of the Israeli Defense Forces Intelligence. In July 1995, Mr. Schwartz received a BSc degree in Physics and Mathematics from the Hebrew University in Jerusalem. In September 2003, Mr. Schwartz received an MSc degree in Computer science from the Tel-Aviv University in Tel-Aviv, Israel.

Mr. Arie Czertok has been a member of our Board of Directors since November 23, 2004, and is an independent director and Chairman of the Audit Committee. From 1980 to present, Mr. Czetock managed his own law firm and held various other senior management and financial positions including Chairman and CEO of Safety “L” Ltd., an Israeli based company in the field of computerized simulations systems (from 1985 to 1991) where he oversaw all financial, accounting and operational aspects of the company for more then six years. From 1976 to 1980, Mr. Czertok was the assistant district attorney of Tel-Aviv - representing the attorney general in civil and criminal matters. From 1963 to 1973, Mr. Czertok was a director and owner of a public relations firm. Mr. Czertok was the legal adviser of the United States Consulate in Tel Aviv. Mr. Czertok has represented many Israeli publicly traded companies such as Bezek, Electostar, Koor and others. Mr. Czertok led Eshed Robotec Ltd. to a successful IPO and was responsible for all matters, including SEC issues in the US and Israel as well as overseeing the financial accounts. From 1992 to 2004, Mr. Czertok was the Chairman of the Control Committee of Friends of Rabin Medical Center, a multimillion-turnover facility where he was controlling all legal and financial proceedings. Mr. Czertok holds the following public posts: Chairman in the Israeli Bar Committees, an active lecturer and publisher of legal articles, President of Parents association for Soldiers, representative of Israeli Bar Association in the Israeli Parliament, examiner in oral bar exams, acting Judge in the police disciplinary court and in the disciplinary court of the Israeli Journalist Association. Mr. Czertok is an active arbitrator. Mr. Czertok is a Public Notary since 1998. In 1976, Mr. Czertok received a LLB degree from the Tel Aviv University in Tel Aviv. Mr. Czertok was severely wounded in the 1973 Yom Kippur war while commanding in the Syrian front.

Mr. Aviu Ben-Horrin has been a member of our Board of Directors since November 23, 2004, and is an independent director and a member of the Audit Committee. From 2001 to present Mr. Ben-Horrin directs, controls and manages various real state projects together with Bonei RMAG Ltd. and MPK Ltd. From 1996 to 2001 Mr.Ben-Horrin managed real estate projects for Lear Or Ltd. and was an engineering consultant for Orik Ltd., a construction company. From 1994 to 1996, Mr. Ben-Horrin worked for the Ministry of Construction and Housing of the state of Israel as a manager of various projects. From 1975 to 1992, Mr. Ben-Horrin was an officer with the rank of Colonel in the Israel Defense Forces and served in various engineering and commanding posts. In 1975 Mr. Ben-Horrin received a BSc in Mechanical Engineering from the Technion University in Haifa. In 1987 Mr. Ben-Horrin received a BA in Economics from the Bar-Ilan University in Ramat Gan.

Except as set forth herein, no officer or director of the Company has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

Committee of the Board of Directors

We have an Audit Committee that was formed in a November 24, 2004 Board of Directors meeting. The Audit Committee is composed of three directors: Messrs Czertok, Ben-Horrin and Schwartz (all 3 are considered independent directors). Mr. Czertok who satisfies the “financial sophistication” requirement was appointed as the Chairman of the Audit Committee. The Audit Committee makes decisions regarding compensation, our audit, the appointment of auditors, and the inclusion of financial statements in our periodic reports. Issues regarding the Company's 2004 Stock Option Plan are decided by the entire Board of Directors, including the members of the Audit Committee.

Audit Committee financial expert

Mr. Arie Czertok who satisfies the “financial sophistication” requirement is the Audit Committee financial expert as defined by Item 401(e)(2) of Regulation S-B of the Securities exchange Act of 1934 and the Chairman of the Audit Committee.

Executives and Directors compensation

The following table sets forth summary information concerning the compensation received for services rendered to the Company during the years ended December 31, 2003 and 2004, and 2005 respectively by our Chairman of the Board, Abraham Keinan, Guy Nissenson, who is our Chief Executive Officer/ President and Alon Mualem, who is our Chief Financial Officer.

Summary Compensation Chart

	Annual Compensation				Long Term Compensation
Name & Position	Year	Salary ($)	Bonus($)	Other($)	Restricted Stock Awards	Options($)	L/Tip($)	All Other
Abraham Keinan Chairman Guy Nissenson Chief Executive and Financial Officer (until June 2005) Alon Mualem Chief Financial Officer	2005 2004 2003 2005 2004 2003 2005	$95,993 (54,594 pound) $116,510 (60,368 Pound) $69,057(1) (40,622 Pound) $84,398 (48,000 pound) $116,510 (60,368 Pound) $74,820(4) (43,500 Pound) $59,920 (34,078 pound)	$9,650 (5,000 Pound) $112,576 (63,245 Pound) $220,000 (125,121 pound) ---- $171,302(5) (96,237 Pound)	$146,642 (83,400 pound) $196,171 (7) (101,643 Pound) $97,900(2) (55,000 Pound) $209,941 (119,400 pound) $196,171 (8) (101,643 Pound)	1,500,000 (9) 400,000(3) 1,500,000 (9) 200,000(6) 300,000 (10)

(1) On April 15, 2003, our Board of Directors approved of a salary increase for our Chairman of the Board from $1,473 to $4,000 per month. Abraham Keinan's total salary of $69,057 for 2003, as reflected above, is composed of: (a) $3,250 per month from January 2003 to March 2003; and (b) $4,000 per month from April 2003 to December 2003.

Our chairman of the Board of Directors, Mr. Abraham Keinan, does not have a written employment agreement with us. Since January 2001, we have agreed to pay him a salary of $3,525 (2,500 Pound Sterling) per month. Abraham Keinan receives pension benefits and a company car. On October 15, 2002, our Board of Directors approved a bonus and success fee whereby if we receive monthly revenues in excess of $485,000 then Mr. Keinan and our consultant, Campbeltown Business, Ltd. shall receive 1% of the revenues for each month where our revenues reach $485,000 up to a maximum of one million dollars. On April 10, 2003, Mr. Keinan and Campbeltown Business Ltd waived their right to receive 1% of the revenues generated from calling cards sold by Story Telecom.

(2) This amount represents a success fee paid to Vision Consultants, which is solely owned and controlled by Mr. Keinan, and is further discussed in the paragraph following this table.

(3) On March 1st, 2004, our Board of Directors cancelled these options.

(4) On April 15, 2003, our Board of Directors approved of a salary increase for our Chief Executive Officer from UKP2,500 ($4,300) to UKP4,000 ($6,800) per month. Guy Nissenson's total salary of $73,950 is composed of: (a) $4,250 per month from January to March 2003; and (b) $6,800 per month from April 2003 to December 2003. On May 11, 2000, we entered into a written employment agreement with our Chief Executive Officer/President, Guy Nissenson. Under the agreement, Mr. Nissenson will work on business development, sales and marketing. At that time, we agreed to pay him a salary of $1,473 (1000 Pound Sterling) per month, subject to a future increase of $1,473 (1000 Pound Sterling) if Swiftnet reaches average sales of $257,775 (175,000 Pound Sterling) per month. In addition, we have agreed that if we grant options to Abraham Keinan, we will grant Mr. Nissenson options to buy Swiftnet or us according to the following formula: 50% of the options with same price and conditions that Mr. Keinan will receive, subject to our reaching a benchmark of $176,760 (120,000 Pound Sterling) average sales per month during Mr. Nissenson activities or in the 12 months thereafter. The agreement with Mr. Nissenson can be terminated by either party with one month notice.

(5) This amount represents consultant fees of 41,237 pounds, and a success fee of 55,000 pounds, paid to Campbeltown Business, Ltd., which is owned and controlled by Guy Nissenson and other members of the Nissenson family.

(6) On March 1, 2004 our Board of Directors canceled these options.

(7) This amount represents a success fee paid to Vision Consultants, which is solely owned and controlled by Mr. Keinan.

(8) This amount represents consultant fees of 44,463 pounds ($85,818) and a success fee of 57,000 pounds ($110,010), paid to Campbeltown Business, Ltd., which is owned and controlled by Guy Nissenson and other members of the Nissenson family.

(9) On November 24, 2004, these options were granted by the Board of Directors based on the principles of the Company's 2004 Stock Option Plan (see footnote (3) below.

(10) Mr. Alon Mualem, our Chief Financial Officer, was granted on June 8, 2005, 300,000 options at an exercise price of $3.5. The vesting of the options will be over a period of 4 years as follows: 25% of the options are vested after a year from the date of grant. Thereafter, 1/16 of the options are vested every 3 months for the following 3 years.

Options/SAR Grants

Name and Principle Position	Number Securities Underlying Options	% of Total Options Granted To Employees in 2003	% of Total Options Granted To Employees in 2004	% of Total Options Granted To Employees in 2005	Exercise Price	Expiration Date
Abraham Keinan Chairman of the Board	1) 400,000 common stock shares (3)1,500,000 Common stock shares	66.7%	46.88%		$0.475 $3.50	August 31, 2008

Guy Nissenson President and Chief Executive Officer	(2)200,000 common stock shares (3)1,500,000 Common stock shares	33.3%	46.88%		$0.475 $3.50	5 years from the Vesting Date which is 12 months from the date Of Grant August 31, 2008 5 years from the Vesting Date which is 12 months from the date Of Grant 5.5 years from the Vesting Date

Eyal J. Harish, Director	(3)75,000 Common stock shares		2.34%		$3.50	5 years from the Vesting Date

Shemer S. Schwartz, Director	(3) 75,000 Common stock shares		2.34%		$3.50	5 years from the Vesting Date

Arie Czertok, Director	(3) 25,000 Common stock shares		0.78%		$3.50	5 years from the Vesting Date

Aviu Ben-Horrin, Director	(3) 25,000 Common stock shares		0.78%		$3.50	5 years from the Vesting Date

Alon Mualem Chief Financial Officer	(4) 300,000 Common stock shares			100%	$3.50	5.5 years from the Grant Date

Total		100%	100%	100%

(1) On August 21, 2003, we issued 400,000 options to acquire shares of our restricted common stock to Abraham Keinan. These options were issued to Abraham Keinan for services rendered by Mr. Keinan as the Chairman of our Board of Directors. These options are exercisable at a price of $0.475 per share. Each option is convertible into one share of stock. These options are vested immediately and expire 5 years after issuance. On March 1, 2004, our Board of Directors canceled these options.

(2) On August 21, 2003, we issued 200,000 options to acquire shares of our restricted common stock to Guy Nissenson. These options were issued to Guy Nissenson for services rendered by Mr. Nissenson as our President and Chief Executive Officer. These options are exercisable at a price of $0.475 per share. Each option is convertible into one share of stock. These options are vested immediately and expire 5 years after issuance. On March 1, 2004, our Board of Directors canceled these options.

(3) On November 24, 2004, our board of directors approved and adopted the principal items forming our 2004 Stock Option Plan (the “2004 Plan”) which is designated for the benefit of employees, officers, directors, consultants and subcontractors of the Company including its subsidiaries. On November 1, 2005, the 2004 Plan was finally approved by our board of directors, subject to the approval of our shareholders. The purpose of the 2004 Plan is to enable the Company to attract and retain the best available personnel for positions of substantial responsibility, to provide an incentive to such persons presently engaged with the Company, and to promote the success of our business. The options were issued under the following terms: exercise price - $3.5, vesting date - 12 month from the date of grant, expiration date - 5 years from the vesting date. At the time of the issuance of options to Mr. Keinan and Mr. Nissenson, directors received the following options under the same terms as Mr. Keinan and Nissenson: Eyal Harish (75,000 options), Shemer Schwartz (75,000 options), Arie Czertok (25,000 options) and Aviu Ben-Horrin (25,000 options).

(4) Mr. Alon Mualem, our Chief Financial Officer, was granted on June 8, 2005, 300,000 options at an exercise price of $3.5. The vesting of the options will be over a period of 4 years as follows: 25% of the options are vested after a year from the date of grant. Thereafter, 1/16 of the options are vested every 3 months for the following 3 years.

Aggregate Option/SAR Exercises in 2004 and Fiscal Year End Option/SAR Values

Name	Shares Acquired on Exercise(#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the Money Options/SARs at FY-End ($) Exercisable/Unexercisable
Guy Nissenson,	Not Applicable	Not Applicable	700,000 / 0 (1)	$1,665,000 / $0 (2)
Chief Executive	Not Applicable	Not Applicable	1,500,000/0 (5)	Negative Value / $0
Officer, President

Abraham Keinan,	Not Applicable	Not Applicable	400,000 / 0 (3)	$930,000 / $0 (4)
Chairman of	Not Applicable	Not Applicable	1,500,000/0 (5)	Negative Value / $0
The Board

Eyal J. Harish,	Not Applicable	Not Applicable	75,000 / 0 (6)	Negative Value / $0
Director

Shemer S. Schwartz,	Not Applicable	Not Applicable	75,000 / 0 (7)	Negative Value / $0
Director

Arie Czertok,	Not Applicable	Not Applicable	25,000 / 0 (8)	Negative Value / $0
Director

Aviu Ben-Horrin,	Not Applicable	Not Applicable	25,000 / 0 (9)	Negative Value / $0
Director

Aggregate Option/SAR Exercises in 2005 and Fiscal Year End Option/SAR Values

Name	Shares Acquired on Exercise(#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the Money Options/SARs at FY-End ($) Exercisable/Unexercisable
Guy Nissenson,	500,000	Not Applicable	200,000 / 0 (1)	457,000 / $0
Chief Executive	Not Applicable	Not Applicable	1,500,000/0 (5)	Negative Value / $0
Officer, President

Abraham Keinan,	Not Applicable	Not Applicable	400,000 / 0 (3)	$914,000 / $0 (4)
Chairman of	Not Applicable	Not Applicable	1,500,000/0 (5)	Negative Value / $0
The Board

Eyal J. Harish,	Not Applicable	Not Applicable	75,000 / 0 (6)	Negative Value / $0
Director

Shemer S. Schwartz,	Not Applicable	Not Applicable	75,000 / 0 (7)	Negative Value / $0
Director

Arie Czertok,	Not Applicable	Not Applicable	25,000 / 0 (8)	Negative Value / $0
Director

Aviu Ben-Horrin,	Not Applicable	Not Applicable	25,000 / 0 (9)	Negative Value / $0
Director

Alon Mualem,	Not Applicable	Not Applicable	300,000 / 0 (10)	Negative Value / $0
Chief Financial
Officer

(1)
Of the 700,000 share options, 200,000 were issued to Guy Nissenson, our Chief Executive Officer and President, on August 21, 2003. On March 1, 2004, these 200,000 share options were cancelled by our Board of Directors. Campbeltown Business Ltd., a private company incorporated in the British Virgin Islands which is owned by Guy Nissenson and other members of the Nissenson family, owned options to purchase 500,000 shares of our common stock for $0.40 per share or an aggregate of $200,000. Said options were exercised on December 29, 2005. Guy Nissenson owns 20% of Campbeltown Business Ltd. Options to purchase shares of our common stock are shown in the table above as owned by Guy Nissenson due to Guy Nissenson’s 20% ownership of Campbeltown Business Ltd.

(2)
Based on the closing price of $2.80 and $2.76 per share as of December 30, 2004 and December 30, 2005, respectively, and an exercise price $0.475 per share for 200,000 share options, and $0.40 per share for 500,000 share options.

(3)
The options to purchase 400,000 shares of our common stock were issued to Abraham Keinan, our Chairman of the Board, on August 21, 2003, and on March 1, 2004, all 400,000 share options were cancelled by our Board of Directors.

(4)	Based on the closing price of $2.80 and $2.76 per share as of December 30, 2004 and December 30, 2005, respectively, and an exercise price of $0.475 per share.

(5)	Based on the closing price of $2.80 and $2.76 per share as of December 30, 2004 and December 30, 2005, respectively, and an exercise price of $3.50 per share.

(6)	Based on the closing price of $2.80 and $2.76 per share as of December 30, 2004 and December 30, 2005, respectively, and an exercise price of $3.50 per share.

(7)	Based on the closing price of $2.80 and $2.76 per share as of December 30, 2004 and December 30, 2005, respectively, and an exercise price of $3.50 per share.
(8)	Based on the closing price of $2.80 and $2.76 per share as of December 30, 2004 and December 30, 2005, respectively, and an exercise price of $3.50 per share.

(9)	Based on the closing price of $2.80 and $2.76 per share as of December 30, 2004 and December 30, 2005, respectively, and an exercise price of $3.50 per share.

(10)	Based on the December 30, 2005 per share closing price of $2.76, and an exercise price of $3.50 per share.

Other than provided above, directors do not receive any compensation for their services as directors, although they are reimbursed for reasonable expenses incurred in attending board or committee meetings.

A March 10, 2005 employment agreement between Xfone, USA, Inc. and Wade Spooner, its President and Chief Executive Officer, provides, among others, that Mr. Spooner will be granted and issued options for 600,000 shares of our restricted common stock, of which: (a) 100,000 will be attributable to Employment Year 1; (b) 200,000 will be attributable to Employment Year 2; and (c) 300,000 of which shall be attributable to Employment Year 3. The options will vest as follows: (a) options for 100,000 shares of the our restricted common Stock will vest 3 years from the grant date; (b) options for 200,000 shares of our restricted common stock will vest 4 years from the grant date; and (c) options for 300,000 shares of our common stock will vest 5 years from the grant date. The stock options will provide for a five (5) year term from the vesting date, a strike price that is 10% above the closing price of the Company's common stock on the date of issue of the options.

A March 10, 2005 employment agreement between Xfone, USA, Inc. and Ted Parsons, its Executive Vice President and Chief Marketing Officer, provides, among others, that Mr. Parsons will be granted and issued options for 300,000 shares of our restricted common stock, of which: (a) 50,000 will be attributable to Employment Year 1; (b) 100,000 will be attributable to Employment Year 2; and (c) 150,000 of which shall be attributable to Employment Year 3. The options will vest as follows: (a) options for 50,000 shares of the Our restricted common Stock will vest 3 years from the grant date; (b) options for 100,000 shares of our restricted common stock will vest 4 years from the grant date; and (c) options for 150,000 shares of our common stock will vest 5 years from the grant date. The stock options will provide for a five (5) year term from the vesting date, a strike price that is 10% above the closing price of our common stock on the date of issue of the options.

Effective June 8, 2005, in accordance with a Board resolution dated June 8, 2005, the Company appointed Mr. Alon Mualem, CPA, as Chief Financial Officer of the Company. Mr. Mualem holds as well the position of Chief Financial Officer of the Company's majority owned subsidiary in Israel, Xfone 018 Ltd.

Mr. Mualem, prior to joining the Company, held the following financial and accounting positions: Chief Financial Officer of CheckM8 Ltd., a high-tech company acting as an Israeli research and development center for its US parent company (2004 to until his position with the Company); corporate controller for six years for RADVISION Ltd. (NASDAQ: RVSN) where he was responsible, among other duties, for the preparation of all SEC and NASDAQ financial reports (1998 to 2004); deputy controller for two years for RAD Data Communication Ltd (1996 to 1998); worked as a certified public accountant with the public accounting firm of Somekh-Chaikin, based in Israel, which is an affiliate with the international public accounting firm, KPMG (1992 to 1996). Mr. Mualem holds a B.A. degree in Economics and Accounting from Tel Aviv University and is licensed as a CPA in Israel. Mr. Mualem is a lecturer in financial accounting at the Academic Business College.

For holding the positions of Chief Financial Officer of Xfone, Inc. and Xfone 018 Ltd., Mr. Mualem receives an annual salary of approximately US$100,000, use of a company car, and manager's insurance that includes health, pension, disability and an educational training fund.

Mr. Mualem was granted on June 8, 2005, under the Company`s 2004 Stock Option Plan, 300,000 options to purchase 300,000 common shares of the Company at an exercise price of $3.5. The vesting of the options will be over a period of 4 years as follows: 25% of the options are vested after a year from the date of grant. Thereafter, 1/16 of the options are vested every 3 months for the following 3 years.

The agreement with Mr. Mualem is subject to termination by either party giving written notice to the other 30 days prior to the effective date of termination.

Certain relationship and Related Transaction

ABRAHAM KEINAN

Keinan Share Issuance

On September 1, 2000, we issued 1,730,000 shares of our common stock to our founder and Chairman of the Board, Abraham Keinan for services rendered to us in our corporate formation. Mr. Keinan's services consisted of the establishment of our business concept and providing us with technical expertise. We valued Mr. Keinan's services at $247,390.

Keinan Stock Ownership Through Vision Consultants

Until June 23, 2004, Our Chairman of the Board, Mr. Abraham Keinan indirectly held 1,302,331 shares of our common stock through Vision Consultants Limited, a Nassau, Bahamas incorporated company that is 100% owned by Mr. Keinan. On June 23, 2004, the shares held by Vision Consultants Limited were transferred to Mr. Keinan as an individual.

Vision Consultants Limited is entitled to receive 1% of all of our revenues if and when monthly revenues exceed $485,000; however, in April 2003, Vision Consultants Limited and Campbeltown Business Limited waived their right with regard to revenues derived from Story Telecom.

Redemption of Keinan's shares

On December 29, 2005, the Board of Directors of the Registrant entered into an oral Stock Purchase Agreement with Mr. Keinan pursuant to which it repurchased 100,000 restricted shares of its common stock at a price of $2.50 per share (market price at that day was $2.75 per share). The 100,000 shares were returned to the Company for cancellation. The Agreement was approved by a majority of the non-interested members of the Board of Directors of the Registrant.

Keinan Loan

Since our inception in September 2000, through December 31, 2000, we along with our subsidiary, Swiftnet Limited loaned Abraham Keinan, our Chairman of the Board. This loan originally was reflected in a September 29, 2000 promissory note payable in ten equal installments ending on January 1, 2011. This note is non-interest bearing. We provided the loan to Mr. Keinan to promote his loyalty and continued service as our Chairman of the Board of Directors. The loan to Mr. Keinan amounted to £247,931 as of September 30, 2005, and the same amount as of December 31, 2004. On December 29, 2005, Mr. Keinan repaid a £123,965 ($217,993) payment which was due under the loan for the fiscal year ended December 2005. Under the terms of the loan the remaining £123,966 ($218,682) will be repaid during fiscal year 2006.

Keinan Bonus and Success Fee

As indicated in more detail below, on October 15, 2002, our Board of Directors approved a bonus and success fee whereby if we receive monthly revenues in excess of $485,000 then Mr. Keinan and our consultant, Campbeltown Business, Ltd. will receive 1% of the revenues for each month where our revenues reach $485,000 up to a maximum of one million dollars. On April 10, 2003, Mr. Keinan and Campbeltown Business Ltd waived their right to receive 1% of the revenues generated that are derived from Story Telecom.

On June 28, 2004, our Board of Directors approved a bonus of £ 5,000 to Mr. Keinan for his efforts in connection with obtaining the license to become an international telecom service provider in Israel by our Israel based subsidiary, Xfone 018 Ltd.

GUY NISSENSON

Campbeltown Business, Ltd.

On May 11, 2000, Swiftnet, Limited., which is now our wholly owned subsidiary, and our Chairman of the Board of Directors, Abraham Keinan, entered into an 18-month renewable consulting agreement with Campbeltown Business, Ltd., a private company incorporated in the British Virgin Island which is owned by Guy Nissenson, our Chief Executive Officer/President and Director and four other relatives of Mr. Nissenson. This agreement provides that Swiftnet hires Campbeltown Business, Ltd. as its financial and business development Consultant and will pay Campbeltown Business, Ltd. 2,000 UK Pound Sterling per month, along with an additional monthly performance bonus based upon Swiftnet attaining the following revenue levels for consulting services in the area of business development and management activities:

TARGET AMOUNT OF REVENUES PER MONTH	ADDITIONAL MONTHLY BONUS
Less than 125,000 Pounds (UK)	0 Pounds (UK)
Between 125,000 - 150,000 Pounds (UK)	1,250 Pounds (UK)
(approximately $ 225,000 - $ 270,000 US)	(approximately $ 2,250 US)
Between 150,000 - 175,000 (UK)	2,500 Pounds (UK)
(approximately $ 270,000 - $ 315,000 US)	(approximately $4,500 US)
Over 175,000 Pounds (UK)	2,750 Pounds (UK)
(approximately $ 315,000 US)	(approximately $ 4,950 US)

This agreement with Campbeltown Business, Ltd. involving this monthly payment of 2000 United Kingdom Pound, along with an additional monthly performance bonus, is separate from a bonus and success fee arrangement that we may pay in accordance with an October 15, 2002 approval by our Board of Directors to pay such a bonus and success fee, as discussed below.

The May 11, 2000 agreement is for 18 months, but the agreement provides that the agreement will be renewed by mutual agreement of Swiftnet and Campbeltown Business, Ltd. On November 5, 2001, May 11, 2003, and November 10, 2004, we renewed this agreement for additional 18 month periods. Therefore, this agreement expires on May 11, 2006.

On June 19, 2000, Swiftnet Limited entered into a Stock Purchase Agreement with Abraham Keinan and Campbeltown Business, Ltd., a company owned by Guy Nissenson and his family. This agreement provides that:

•
Abraham Keinan confirmed that all his businesses activities and initiatives in the field of telecommunications are conducted through Swiftnet, and would continue for at least 18 months after the conclusion of this transaction.

•
Campbeltown declared that it is not involved in any business that competes with Swiftnet and would not be involved in such business at least for 18 months after this transaction is concluded. This agreement term has been satisfied by Campbeltown.

•	Campbeltown would invest $100,000 in Swiftnet Ltd., in exchange for 20% of the total issued shares of Swiftnet, Ltd.

•
Swiftnet, Ltd., and Keinan would guarantee that Campbeltown's 20% interest in the outstanding shares of Swiftnet would be exchanged for at least 10% of our outstanding shares and that Campbeltown would have in total at least 15% of our total issued shares after our acquisition occurred.

•
Campbeltown would have the right to nominate 33% of the members of our board of directors and Swiftnet's board of directors. When Campbeltown ownership in our common stock was less than 7%, Campbeltown would have the right to nominate only 20% of our board members but always at least one member. In the case that Campbeltown ownership in our common stock was less than 2%, this right would expire.

•
Campbeltown would have the right to nominate a vice president in Swiftnet and/or our common stock. Mr. Guy Nissenson was nominated as of the time of the June 19, 2000 agreement. If for any reason Guy Nissenson will leave his position, Campbeltown and Abraham Keinan will agree on another nominee. The Vice President will be employed with suitable conditions.

•
Campbeltown has the option to purchase additional shares of Swiftnet that will represent 10% of all issued shares after the transaction for $200,000 US. This transaction can be executed either by Swiftnet issuing new shares, or by Abraham Keinan selling his private shares (as long as he has an adequate amount of shares), as Abraham Keinan will decide. This option will expire on December 31, 2005. Campbeltown can exercise this option in parts.

•
Campbeltown will have the right to participate under the same terms and conditions in any investment or transaction that involve equity rights in Swiftnet or us conducted by Abraham Keinan at the relative ownership portion.

•
In the event that Swiftnet or we will seek for money in a private placement for equity or any other rights, Campbeltown will have the right of first refusal on any transaction or part of it until December 31, 2005 or as long as it owns over 7% of Swiftnet equity or 4% of our common stock.

•	Keinan and Campbeltown have signed a right of first refusal agreement for the sale of their shares.

•
Until we conduct a public offering or are traded on a stock market, we are not permitted to issue any additional shares or equity rights without a written agreement from Campbeltown. This right expires when Campbeltown no longer owns any equity interest or shares in our company or our subsidiary, Swiftnet.

On October 15, 2002, our Board of Directors approved a bonus and success fee whereby if we receive monthly revenues in excess of $485,000 then Mr. Keinan and our consultant, Campbeltown Business, Ltd. shall receive 1% of the revenues for each month where our revenues reach $485,000 up to a maximum of one million dollars. This bonus and success fee is separate from our agreement with Campbeltown Business, Ltd. involving a monthly payment of 2000 United Kingdom Pound, along with an additional monthly performance bonus. The business purpose of the bonus and success fee is to further motivate our Chairman of the Board, Mr. Keinan, and our consultant, Campbeltown Business Ltd. to develop our business by providing them with additional compensation if and when our revenues grow. On April 10, 2003, Mr. Keinan and Campbeltown Business Ltd waived their right to receive 1% of the revenues generated that are derived from Story Telecom.

Guy Nissenson Employment Agreement

On May 11, 2000, Swiftnet Limited and our Chairman of the Board of Directors, Abraham Keinan, entered into an employment agreement with Guy Nissenson, our Chief Executive Officer/ President. This agreement does not expire. Under the terms of the agreement, Swiftnet employed Mr. Nissenson to provide business development and sales and marketing services, at a base rate of 1000 pounds (UK) per month (approximately $1,433 US). When Swiftnet reaches average sales of 175,000 pounds (UK) per month for a consecutive three month period, Mr. Nissenson's salary will increase to 2,000 pounds (approximately $2,866 US) per month. In addition, Mr. Nissenson will receive an unspecified number of options to acquire our stock that is limited to 50% of the options that Abraham Keinan receives. As such, the agreement protects Mr. Nissenson's rights to have at least 50% of the options rights that Mr. Keinan will have. Mr. Nissenson can transfer the right of these options to another company or person at his discretion. Swiftnet may only cancel these options if : (1) Mr. Nissenson no longer works with Swiftnet; or (2) if within twelve months of Mr. Nissenson's employment with the company, Swiftnet and any other companies that may buy or merge into Swiftnet in the future, do not reach average revenues (over a three consecutive month period) of at least 120,000 pounds (UK). Because the average sales per month have exceeded 120,000 pounds within a twelve-month period of Mr. Nissenson's employment, Swiftnet cannot cancel the options.

Nissenson Bonus and Success Fee

On December 29, 2005, the Registrant’s Board of Directors granted a bonus to Mr. Nissenson for an aggregate amount of $220,000 (the "Bonus"). The Registrant’s Board of Directors with the exception of Mr. Nissenson and Mr. Keinan who abstained from voting, resolved and granted the Bonus to Mr. Nissenson for his exceptional efforts and professional abilities to achieve the Company’s goals and determined that it was in the best interest of the Company, moreover, the Registrant believes that the Bonus was fair and proportionate to its President and Chief Executive Officer’s commitment and achievements.

Voting Agreement

Our Chairman of the Board, Abraham Keinan, and our President/Chief Executive Officer/Director, Guy Nissenson, exercise significant control over stockholder matters through a September 28, 2004 Voting Agreement between Mr. Keinan, Mr. Nissenson and Campbeltown Business Ltd, an entity owned and controlled by Mr. Nissenson and his family. This agreement, which is for a term of 10 years, provides that: (a) Messrs. Keinan and Nissenson and Campbeltown Business, Ltd. agree to vote any shares of our common stock controlled by them only in such manner as previously agreed by all these parties; and (b) in the event of any disagreement regarding the manner of voting, a party to the agreement will not vote any shares, unless all the parties have settled the disagreement.

Dionysos investments (1999) ltd. financial services and business development consulting agreement

This Financial Services Consulting Agreement was entered into on November 18, 2004, between Dionysos Investments (1999) Ltd., an Israeli company (“Dionysos”) and the Comppany with respect to certain services. The principal of Dionysos is Mr. Haim Nissenson, father of Guy Nissenson, our President and Chief Executive Officer.

Dionysos agrees to assist the Company in connection with services related to financial activities, financial reports, mergers & acquisitions and other business development work (the “Services”). In the event the Company requests additional services, the scope of such additional services shall be as agreed by the parties and shall be governed by this Agreement.

The parties agree that Dionysos will be compensated by the Company for the Services provided the Company in the amount of Three Thousand British Sterling Pounds (£3,000) per month beginning on the Effective Date of this Agreement (the “Fees”). In addition, the Company will reimburse Dionysos, based on prior approval by the Company, for expenses incurred, which expenses will include travel, hotel, meals, courier, report reproduction and other administrative costs when and where needed (the “Expenses”). Compensation for any additional services provided by Dionysos for the Company shall be as agreed by the parties.

The Effective Date of this Agreement shall be January 1, 2005 (the “Effective Date”). The term of this Agreement shall be two (2) years (the “Term”). Dionysos's Services shall begin on the Effective Date. The Term will be automatically renewed for successive two-year periods, unless either party provides written notice at least ninety (90) days prior to the end of the Term that such party does not wish to renew this Agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Commission. Specific due dates for these reports have been established. During the fiscal year ended December 31, 2004, the Company believes that all reports required to be filed by Section 16(a) were filed on a timely basis.

Legal Proceedings

The Company is not engaged in, nor is it aware of any pending or threatened, litigation in which any of its directors or executive officers is a party.

Shareholder Vote Required

Approval of the proposal to elect the director nominees will, pursuant to the Company's bylaws, require a plurality of the votes cast by the stockholders at the Meeting.

PROPOSAL II

APPROVAL OF THE 2004 STOCK OPTION PLAN

General

At the Meeting a vote will be taken on a Proposal to approve the Company's 2004 Stock Option Plan (the “2004 Plan”), under which the Plan Administrator is authorized to grant Options to acquire up to a total of 5.5 million Common Shares (five million and five hundred thousand Common Shares). On November 24, 2004, the Board of Directors adopted and approved the principal items forming the 2004 Plan. The 2004 Plan itself was adopted by the Board of Directors on November 1, 2005. A copy of the 2004 Plan is attached hereto as Appendix D.

As of January 10, 2006,  the following options were granted under the 2004 Plan:

November 24, 2004 Grant

Abraham Keinan, our Chairman of the Board - 1,500,000 options.

Guy Nissenson, our President and Chief Executive Officer - 1,500,000 options.

Eyal J. Harish, Director - 75,000 options,

Shemer S. Schwartz, Director - 75,000 options,

Arie Czertok, Director - 25,000 options.

Aviu Ben-Horrin, Director - 25,000 options.

Terms: exercise price - $3.5, vesting date - 12 month from the date of grant, expiration date - 5 years from the vesting date.

February 6, 2005 Grant

On February 6, 2005 (“Date of the Grant”) we granted to certain employees a total of 730,000 options according to the following terms: The “Vesting Date” of the options will be over a period of 4 years as follows: 25% of the options are vested after a year from the Date of Grant. Thereafter, 1/16 of the options are vested every 3 months for the following 3 years.“Expiration Date” for all abovementioned options is 5.5 years from the Date of Grant. The following employees were granted options:

Name of the Optionee	Date of Grant	Number of Options granted	Price per Share	Vesting date \ period
Tommy R. Ferguson	6.2.05	30,000	$ 3.5	6.2.05
Bradley Marcus	6.2.05	75,000	$ 3.5	Vesting Date
Aggelos Kikiras	6.2.05	50,000	$ 3.5	Vesting Date
Nick Matsoukis	6.2.05	50,000	$ 3.5	Vesting Date
Bosmat Houston	6.2.05	150,000	$ 3.5	Vesting Date
Rafael Dick	6.2.05	300,000	$ 3.5	Vesting Date
Alon Reisser	6.2.05	75,000	$ 3.5	Vesting Date

March 10, 2005 Grant

A March 10, 2005 employment agreement between Xfone, USA, Inc. and Wade Spooner, its President and Chief Executive Officer, provides, among others, that Mr. Spooner will be granted and issued options for 600,000 shares of our restricted common stock, of which: (a) 100,000 will be attributable to Employment Year 1; (b) 200,000 will be attributable to Employment Year 2; and (c) 300,000 of which shall be attributable to Employment Year 3. The options will vest as follows: (a) options for 100,000 shares of the our restricted common Stock will vest 3 years from the grant date; (b) options for 200,000 shares of our restricted common stock will vest 4 years from the grant date; and (c) options for 300,000 shares of our common stock will vest 5 years from the grant date. The stock options will provide for a five (5) year term from the vesting date, a strike price that is 10% above the closing price of the Company’s common stock on the date of issue of the options.

A March 10, 2005 employment agreement between Xfone, USA, Inc. and Ted Parsons, its Executive Vice President and Chief Marketing Officer, provides, among others, that Mr. Parsons will be granted and issued options for 300,000 shares of our restricted common stock, of which: (a) 50,000 will be attributable to Employment Year 1; (b) 100,000 will be attributable to Employment Year 2; and (c) 150,000 of which shall be attributable to Employment Year 3. The options will vest as follows: (a) options for 50,000 shares of the Our restricted common Stock will vest 3 years from the grant date; (b) options for 100,000 shares of our restricted common stock will vest 4 years from the grant date; and (c) options for 150,000 shares of our common stock will vest 5 years from the grant date. The stock options will provide for a five (5) year term from the vesting date, a strike price that is 10% above the closing price of our common stock on the date of issue of the options. On November 13, 2005, our Board of Directors ratified the grant of 600,000 options to Wade Spooner and 300,000 options to Ted Parsons, under our 2004 Stock Option Plan, pursuant to the terms described in the March 10, 2005 employment agreements.

On November 13, 2005, our Board of Directors ratified the grant of 600,000 options to Wade Spooner and 300,000 options to Ted Parsons, under the 2004 Plan, pursuant to the terms described in their March 10, 2005 employment agreements.

June 8, 2005 Grant

Mr. Alon Mualem, our Chief Financial Officer, was granted on June 8, 2005, 300,000 options at an exercise price of $3.5. The vesting of the options will be over a period of 4 years as follows: 25% of the options are vested after a year from the date of grant. Thereafter, 1/16 of the options are vested every 3 months for the following 3 years.

Description of the 2004 Plan

The purpose of the 2004 Plan is to provide additional incentives to the directors, officers, employees and consultants of the Company and its subsidiaries who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an “ISO”) or a non-qualified stock option (a “NQSO”). The Board of Directors believes that the ability to grant stock options to employees who qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives shareholder approval within one year of its adoption. The shareholders are hereby requested to approve the 2004 Plan in order to comply with this statutory requirement and preserve the Company's ability to grant ISOs, and in order to comply with the American Stock Exchange rules which require such an approval.

The benefits to be derived from the 2004 Plan, if any, are not quantifiable or determinable.

Administration of the 2004 Plan

The 2004 Plan shall be administered initially by the board of directors of the Company, except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the 2004 Plan, which committee (the “Committee”) may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the “Plan Administrator”. If and so long as the Common Shares of the Company are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company wishes to grant Incentive Stock Options, then the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code, and (b) “Non-Employee Directors” as contemplated by Rule 16b-3 under the Exchange Act. The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the 2004 Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

Subject to the provisions of the 2004 Plan and any Applicable Laws, and with a view to accomplishing the purpose of the 2004 Plan, the Plan Administrator shall have sole authority, in its absolute discretion, to:

•	construe and interpret the terms of the 2004 Plan and any Option granted pursuant to the 2004 Plan;

•	define the terms used in the 2004 Plan;

•	prescribe, amend and rescind the rules and regulations relating to the 2004 Plan and various Option Agreements;

•	correct any defect, supply any omission or reconcile any inconsistency in the 2004 Plan;

•	grant Options under , except grants to directors, the CEO and the CFO of the Company, which will be granted by the Board as a whole;

•	determine the individuals to whom Options shall be granted under the 2004 Plan and whether the Option is granted as an Incentive Stock Option, Non-Qualified Stock Option, or Section 102(b) Option;

•	make an election under Section 102(b)(1) or (2) of the Ordinance;

•	determine the time or times at which Options shall be granted under the 2004 Plan;

•	determine the number of Common Shares subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

•	determine all other terms and conditions of the Options; and

•	make all other determinations and interpretations necessary and advisable for the administration of the 2004 Plan.

All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the 2004 Plan and on their legal representatives, heirs and beneficiaries.

Shares of Stock Subject to the 2004 Plan

The Plan Administrator is authorized to grant Options to acquire up to a total of 5.5 million Common Shares (five million and five hundred thousand Common Shares). The number of Common Shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 7.1(m) of the 2004 Plan, see Appendix D. In the event that any outstanding Option expires or is terminated for any reason, the Common Shares allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under the 2004 Plan. Each Option granted under the 2004 Plan shall be evidenced by a written agreement approved by the Plan Administrator (each, an “Option Agreement”). Agreements may contain such provisions, not inconsistent with the 2004 Plan or any Applicable Laws, as the Plan Administrator in its discretion may deem advisable.

Eligibility

Incentive Stock Options may be granted to any individual who, at the time such Option is granted, is an employee of the Company or any Related Corporation, and not a director. (as hereinafter defined) (an “Employee”). Non-Qualified Stock Options may be granted to Employees, and to such other persons who are not Employees as the Plan Administrator shall select, subject to any Applicable Laws.

Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of the 2004 Plan (the “Date of Grant”).

Option Price

Each Agreement shall state the price per Common Share at which it is exercisable. The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that: (i) the per share exercise price for an Incentive Stock Option or any Option granted to a “covered employee” as such term is defined for purposes of Section 162(m) of the Code shall not be less than the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith; (ii) with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall at least one hundred ten percent (110%) above fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith; and (iii) Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur. (iv) solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company's shares are listed on any established stock exchange or a national market system or if the Company's shares will be registered for trading within ninety (90) days following the date of grant of the CGOs, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company's shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to Section 7.1(g) below, the expiration date of the Option, which date shall not be later than 10 years from the Date of Grant; provided, that the Plan Administrator decided otherwise in specific option agreements or, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Company (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Section 7 shall expire 10 years from the Date of Grant.

Term of Option

Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of specific events describe in the 2004 Plan hereto as Appendix D. an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation for any reason whatsoever other than Cause, but not including death or disability, unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option. Notwithstanding the 2004 Plan, any vested Options which have been granted to an Optionee in the Optionee's capacity as a director of the Company or any Related Corporation shall terminate upon the occurrence of other events also described within the 2004 Plan.

Exercise of Option

Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the Common Shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. Only whole Common Shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) Common Share, it is unexercisable. Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of Common Shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Shares so purchased, which payment shall be in the form specified in Section 7.1(i) of the 2004 Plan. The Company shall not be obligated to issue, transfer or deliver a certificate representing Common Shares to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all Common Shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee. With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Corporation Related, the Optionee shall extend to the Company and/or its Corporation Related a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier's check. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives: (i) by delivering to the Company Common Shares previously held by such Holder, or by the Company withholding Common Shares otherwise deliverable pursuant to exercise of the Option, which Common Shares received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise; (ii) by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Shares and deliver directly to the Company the amount of sale or margin loan proceeds to pay the exercise price; or (iii) by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

No Rights as a Shareholder; Voting Proxy

A Holder shall have no rights as a shareholder of the Company with respect to any Common Shares covered by an Option until such Holder becomes a record holder of such Common Shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 7.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Shares for which the record date is prior to the date the Holder becomes a record holder of the Common Shares covered by the Option, irrespective of whether such Holder has given notice of exercise. The right to vote any Common Share acquired hereunder pursuant to an award of the Options, shall be given by the Optionee or the Optionee's transferee, pursuant to an irrevocable proxy, to the person or persons designated by the Board of Directors. All awards of options granted hereunder shall be conditioned upon the execution of such irrevocable proxy. So long as Common Shares are held by a Trustee and unless the Trustee shall be directed otherwise by the Board of Director, such shares shall be voted by the Trustee in accordance with the directions of the Board of Directors.

Non-transferability of Options

Options granted under the 2004 Plan and the rights and privileges conferred by the 2004 Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by the 2004 Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by the 2004 Plan, such Option shall thereupon terminate and become null and void.

Securities Regulation and Tax Withholding

Common Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Common Shares shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such Common Shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any Common Shares under the 2004 Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any Common Shares under the 2004 Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such Common Shares. As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the Common Shares are being purchased only for investment and without any then-present intention to sell or distribute such Common Shares. If necessary under Applicable Laws, the Plan Administrator may cause a stop-transfer order against such Common Shares to be placed on the stock books and records of the Company, and a legend indicating that the Common Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such Common Shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. The Optionee shall be fully and solely responsible for any local, state, federal and/or any other tax resulting from the grant of the Options and/or from exercise of such options. The Company shall have the right to withhold from such Optionee such withholding taxes as may be required by law, or to otherwise require the Optionee to pay such withholding taxes. If the Optionee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind,including a payment of Common Shares, otherwise due to such Optionee or to take such other action as may be necessary to satisfy such withholding obligations. The issuance, transfer or delivery of certificates representing Common Shares pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of all Applicable Laws and the withholding provisions of the Code have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in the 2004 Plan. The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

Amendment

The Plan Administrator may, at any time, modify, amend or terminate the 2004 Plan or modify or amend Options granted under the 2004 Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements.

Shareholder Vote Required

Approval of the Company's 2004 Plan requires the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy at the Meeting of Shareholders.

The Board of Directors recommends a vote FOR the approval of the 2004 Plan.

PROPOSAL III

ACQUISITION OF I-55 INTERNET SERVICES, INC.

At the Meeting a vote will be taken on a proposal to approve the acquisition of I-55 Internet Services, Inc.

I-55 Internet Services, Inc., (“I-55 Internet”) was incorporated on May 25, 1998, in the State of Louisiana. The Company became aware of I-55 Internet Services from the principals of WS Telecom, Inc., which the Company acquired in March 2005. WS Telecom, Inc. had begun discussions with I-55 Internet in January 2004 regarding a potential business combination. After WS Telecom, Inc., and the Company entered into their business combination, the principals of WS Telecom, Inc. introduced the Company to I-55 Internet Services principals. The parties met and conducted due diligence and on June 23, 2005 the Company and I-55 Internet Services entered into a letter of intent to merge I-55 Internet into the Company. The Parties negotiated the final Agreement and Plan of Merger which was entered into on August 18, 2005.
Based out of Hammond, LA, I-55 Internet currently services customers in Louisiana, Mississippi and Alabama. I-55 Internet offers a full suite of Internet products including but not limited to: dial-up, DSL, Dedicated Access from 1.5mps to 150mps, email services, web hosting, webpage design, collocation and networking services. With dial-up revenues declining, I-55 Internet created a bundled product consisting of full featured voice lines, high speed DSL connectivity coupled with a variety of long distance plans. Initial reception for the bundled product has been very positive with a conversion rate of 30% of existing customers whom were offered the new product. The DSL and bundled product is expected to be a growth revenue area as marketing efforts began in 2006. Other growth products include Network Services, which currently provides networking services for a majority of the local banks, car dealerships and the Tangipahoa parish school system as well. Web development continues to provide other sources of revenue, providing web development, programming, graphic design, web hosting, multimedia development and content management solutions to customers throughout the United States.

At the Meeting, a vote will be taken on a proposal to approve the acquisition of I-55 Internet Services, Inc., pursuant  to that certain Agreement and Plan of Merger by and among the Company, Xfone USA, Inc., I-55 Internet Services, Inc. and the Principals (as defined therein) dated August 18, 2005 (including the First Amendment to the Agreement and Plan of Merger dated October 10, 2005, and the related Management Agreement dated October 11, 2005), (see Appendix C), including, the issuance of shares of common stock of the Company and/or warrants to purchase shares of common stock of the Company to shareholders and/or debt-holders of I-55 Internet Services, Inc.

The Agreement provides that in exchange for all of the capital stock of I-55 Internet Services, Inc., the Company will issue to the shareholders of I-55 Internet Services, Inc., common stock with a value of $2,569,445 (the value shall be based on the average weighted price of the Company’s common stock for the ten (10) days prior to closing, but such price will not exceed $3.70 per share or be less than $2.70 per share.). The Company will also issue the I-55 Internet Services Inc., shareholders warrants with an exercise price of 110% of the closing price of the Company’s common stock on the day prior to closing, for a value of $1,284,722 based on a Black Scholes option pricing model.

The Agreement was the product of arm’s length negotiation and none of the principals of the parties had any prior relationship. None of the I-55 Internet Services Inc. shareholders had any prior relationship with the Company. Oberon Securities, LLC acted as an advisor for the Company in the negotiations.

In order to get a more complete understanding of I-55 Internet Services, please see the financial statements and management discussion and analysis in Appendix C.

Shareholder Vote Required

Approval of the proposal to approve the acquisition of I-55 Internet Services, Inc will require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Meeting.

The Board of Directors recommends a vote FOR the approval of the acquisition of I-55 Internet Services, Inc.

PROPOSAL IV
ACQUISITION OF I-55 TELECOMMUNICATIONS, LLC

At the meeting a vote will be taken on a proposal to approve the acquisition of I-55 Telecommunications, LLC.

I-55 Telecommunications, LLC was incorporated on December 13, 2001, in the State of Louisiana. New Orleans based I-55 Telecommunications is a licensed facility based CLEC in Louisiana and Mississippi with a next generation carrier class 5 switching solution. I-55 Telecommunications offers a complete package of local and long distance services to residential and business customers across both states with its focus in the business market.

I-55 Telecommunications, LLC began operations in 2003, and has rapidly grown from first year sales under $400,000 to over $1,000,000 in 2004. For 2005, the Company’s management estimates that I-55 Telecommunications will double its sales totals from 2004. The Company believes that the rapid growth can be attributed to several factors including word of mouth, sales generated by the I-55 Telecommunications Agent Program and cross-selling services from I-55 Internet. The Agent Program is a commissioned-based program targeted to local industry related service companies. Careful selection and a limited number of agents per market area prevent potential internal competition and confusion while giving agents exclusivity.

I-55 Telecommunications expects to continue its revenue growth and increase in market share throughout the gulf coastal region. Regulations affecting the telecommunications industry begin in March 2006; conversions of all circuits affected begin at that time. Competition in rural markets is rapidly declining due to the removal of UNE-P, leaving what the Company believes is a unique opportunity for I-55 Telecommunications to gain market share.

The Company became aware of I-55 Telecommunications from the principals of WS Telecom, Inc. which the Company acquired in March 2005. WS Telecom, Inc. had begun discussions with I-55 Telecommunications since January 2004 regarding a potential business combination. After WS Telecom, Inc. and the Company entered into their business combination, the principals of WS Telecom, Inc. introduced the Company to I-55 Telecommunications principals. The parties met and conducted due diligence and on June 23, 2005 the Company and I-55 Telecommunications entered into a letter of intent to mergeI-55 Internet into the Company. The parties negotiated the final Agreement and Plan of Merger which was entered into on August 26, 2005.

At the meeting, a vote will be taken on a proposal to approve the acquisition of I-55 Telecommunications, LLC pursuant to that certain Agreement and Plan of Merger by and among the Company, Xfone USA, Inc., I-55 Telecommunications, LLC., and the Principal (as defined therein) dated August 26, 2005 (including the related Management Agreement dated October 12, 2005) (see Appendix C), including, the issuance of shares of common stock of the Company and/or warrants to purchase shares of common stock of the Company to shareholders and/or debt-holders of I-55 Telecommunications, LLC.

The Agreement provides that in exchange for all of the capital stock of I-55 Telecommunications, LLC., the Company will issue to the shareholders of I-55 Telecommunications LLC common stock with a value of $333,333 (the value shall be based on the average weighted price of the Company’s common stock for the ten (10) days prior to closing, but such price will not exceed $3.70 per share or be less than $2.70 per share.). The Company will also issue the I-55 Telecommunications, LLC., shareholders warrants with an exercise price of 110% of the closing price of the Company’s common stock on the day prior to closing, for a value of $166,667 based on a Black Scholes options pricing model.

The Agreement was the product of arm’s length negotiation and none of the principals of the parties had any prior relationship.

Oberon Securities, LLC acted as an advisor for the Company in the negotiations.

In order to get a more complete understanding of I-55 Telecommunications, LLC, please see the financial statement and management discussion and analysis in Appendix C.

Shareholder Vote Required

Approval of the proposal to approve the acquisition of I-55 Telecommunications, LLC will require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Meeting.

The Board of Directors recommends a vote for the approval of the acquisition of I-55 Telecommunications, LLC.

PROPOSAL V

At the meeting, shareholders will vote for the approval of a financing transaction by and among the Company and Investors at the terms and conditions mentioned hereto:

The Company is seeking approval of a financing transaction whereby it will sell to Mercantile Discount-Provident Funds, Hadar Insurance Company Ltd., The Israeli Phoenix Assurance Company Ltd. and Gaon Gemel Ltd. (the “Investors”) pursuant to that certain Securities Purchase Agreement dated November 23, 2005, (see Appendix E) all of whom are unaffiliated accredited investors an aggregate of 324,000 shares at a purchase price of $2.50 per share together with 162,000 warrants to purchase shares of common stock, 81,000 of which are exercisable at $3.00 per share for a period of five years and 81,000 of which are exercisable at $3.25 per share for a period of five years. If approved by our shareholders and AMEX, the Company will close the transaction promptly after approval. The approval is required because under the AMEX corporate governance rules the financing transaction coupled with the Company’s earlier financings described herein would constitute more than 20% of the Company’s outstanding common stock. The Company incurred approximately $65,000 in expenses related to their Financing. The financing transaction will result in dilution in the percentage of common stock owned by the Company’s current shareholders, although the price paid would be in excess of the net tangible assets value per shares and are accordingly not economically dilutive if all warrants were to be exercised by investors. Non-management affiliated shareholders currently own 28% of our shares. Following the Financing and assuming exercise of the warrants issued to the Investors, non-management affiliated shareholders would own 29.36% of our shares. The potential of sales of these shares or the actual sale could have adverse effect on the price of the common stock.
The Company believes that the proceeds of the financing will provide important additional capital to continue to fund its existing operations and to provide expansion capital.

For information with respect to the financing transaction see Appendix E.

Shareholder Vote Required

Approval of the proposal to approve the financing transaction by and among the Company, Mercantile Discount - Provident Funds, Hadar Insurance Company Ltd., the Israel Phoenix Assurance Company Ltd. and Gaon Gemel Ltd.will require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Meeting.

The Board of Directors recommends a vote for the approval of the financing transaction.

STATEMENT OF ADDITIONAL INFORMATION

A. FINANCIAL INFORMATION

See Appendix B.

B. BUSINESS

I. Overview

We are a holding company providing international voice and data communications services with operations in the United Kingdom, the United States and Israel that offers a wide range of services, which include: local, long distance and international telephone services, prepaid and postpaid calling cards; cellular services; VOIP services; Cable television; high speed internet services; reselling opportunities; and email and fax broadcasting services. The Company serves customers across Europe, Australia, North America, South America, Asia and Africa.

II.  Background

On October 4, 2000, we acquired Swiftnet Limited which had a business plan to provide comprehensive telecommunication services and products by integrating new and old products, services and ideas through one website. Swiftnet was incorporated in 1990 under the laws of the United Kingdom. Until 1999, the main revenues for Swiftnet were derived from messaging and fax broadcast services. During the year 2000, Swiftnet shifted its business focus and our focus has remained on telephony voice services offering comprehensive support packages to resellers and new services. Utilizing automation and proprietary software packages, Swiftnet's strategy is to grow without the need of heavy investments and with lower expenses for operations and registration of new customers.

On April 15, 2004, we established an Israel based subsidiary, Xfone Communication Ltd. (which changed its name to Xfone 018 Ltd. in March 2005). On July 4, 2004, the Ministry of Communications of the State of Israel granted Xfone 018 a license to provide international telecom services in Israel. We started providing services in Israel through Xfone 018 as of mid-December 2004. Headquartered in Petach Tikva, Israel, Xfone 018 Ltd. is a telecommunications service provider that owns and operates its own facilities-based telecommunications switching system. Xfone 018 provides residential and business customers with high quality international carrier services,

On May 28, 2004, we entered into an agreement to acquire WS Telecom Inc., a Mississippi corporation, and its two wholly owned subsidiaries, eXpeTel Communications, Inc. and Gulf Coast Utilities, Inc., through the merger of WS Telecom into our wholly owned subsidiary Xfone USA, Inc. On July 1, 2004, Xfone USA entered into a management agreement with WS Telecom which provided that Xfone USA provide management services to WS Telecom pending the consummation of the merger. The management agreement provided that all revenues generated from WS Telecom business operations will be assigned and transferred to Xfone USA. The term of the Agreement commenced on July 1, 2004, and continued until the consummation of the merger on March 10, 2005. Headquartered in Jackson, Mississippi, Xfone USA, Inc. is a telecommunications service provider that owns and operates its own facilities-based, telecommunications carrier switching system. Xfone USA provides residential and business customers with high quality local and long distance services, as well as cable television and high speed Internet services to planned and multi-dwelling apartment communities in Mississippi, Alabama, Louisiana, Florida and Georgia. Xfone USA’s integrated multi-media services, combining local telephone services, long distance services, high-speed broadband Internet access and video - utilizing integrated digital voice and data broadband technologies, are available to customers on a single itemized bill.

III. Recent Events

On August 18, 2005, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”, see Appendix C) to acquire I-55 Internet Services, Inc. (“I-55 Internet”). On September 13, 2005, the Company filed a Form 8-K discussing the impact of Hurricane Katrina on the transaction contemplated by the Merger Agreement. On October 10, 2005, the Company entered into a First Amendment to the Merger Agreement (see Appendix C), by and among I-55 Internet, the Company, Xfone USA, Inc., the Company's wholly-owned United States subsidiary and Hunter McAllister and Brian Acosta, the key employees of I-55 Internet referred to as the “Principals” to induce the Company and Xfone USA not to terminate the Merger Agreement due to a material adverse effect that Hurricane Katrina has had on the assets and business of I-55 Internet. On October 11, 2005, the parties entered into a Management Agreement (see Appendix C) that provides that I-55 Internet hires and appoints Xfone USA as manager to be responsible for the operation and management of all of I-55 Internet's business operations. The completion of the merger is subject to the satisfaction of certain conditions, including shareholder approval and regulatory approvals.

On August 26, 2005, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”, see Appendix C) to acquire I-55 Telecommunications, LLC (“I-55 Telecommunications”). On September 13, 2005, the Company filed a Form 8-K discussing the impact of Hurricane Katrina on the transaction contemplated by the Merger Agreement.  In order to demonstrate the Company's intention to continue on with the transaction contemplated by the Merger Agreement, the Company and I-55 Telecommunications executed on October 12, 2005 a Management Agreement (“Management Agreement”, see Appendix C), providing that I-55 Telecommunications hires and appoints Xfone USA as manager to be responsible for the operation and management of all of I-55 Telecommunication's business operations. The completion of the merger is subject to the satisfaction of certain conditions, including shareholder approval and regulatory approvals.

On September 27, 2005, a Securities Purchase Agreement was entered for a financial transaction by and among the Company, Xfone USA, Inc., eXpeTel Communications, Inc., Gulf Coast Utilities, Inc. and Laurus Master Fund, Ltd. Net proceeds from the financial transaction are mainly to be used for procurement of capital equipment and general working capital purposes for the Company and Xfone USA, Inc., eXpeTel Communications, Inc. and Gulf Coast Utilities, Inc The investment, which takes the form of a convertible note secured by the Company’s United States assets, has a 3 -year term and bears interest at a rate equal to prime plus 1.5% per annum. The Note is convertible, under certain conditions, into shares of the Company’s common stock at an initial conversion price equal to $3.48 per share. The closing of the financing was on September 28, 2005. Net proceeds from the financing are mainly to be used for procurement of capital equipment and general working capital purposes for the Company and Xfone USA, eXpeTel Communications and Gulf Coast Utilities, Inc. The financing transaction will result in dilution in the percentage of common stock owned by the Company’s current shareholders, although the price paid would be in excess of the net tangible assets per share and are accordingly not economically dilutive. The potential of sales of these shares or the actual sale could have an adverse effect on the price of common stock.

On September 28, 2005, a Securities Purchase Agreement was entered for a financial transaction by and among the Company, Crestview Capital Master, LLC, Burlingame Equity Investors, LP, Burlingame Equity Investors II, LP, Burlingame Equity Investors (Offshore), Ltd. and Mercantile Discount - Provident Funds. The proceeds of the financial transaction are expected to be used for general working capital and/or investment in equipment and/or for acquisitions and/or business development. Upon the closing of the financial transaction on October 31, 2005, the Company issued to the investors an aggregate of 885,000 shares of common stock at a purchase price of $2.50 per share together with, 221,250 warrants at $3.00 per share and 221,250 warrants at $3.25 per share. The financing transaction will result in dilution in the percentage of common stock owned by the Company’s current shareholders, although the price paid would be in excess of the net tangible assets per share and are accordingly not economically dilutive. The potential of sales of these shares or the actual sale could have an adverse effect on the price of common stock.

IV. Patents and trademarks:

On January 9, 2004, we received notification from the Trademarks Registry Office of Great Britain that as of August 8, 2003, our trademark, “Xfone”, was registered by that government agency.

On April 22, 2005, Xfone USA received notification from the United States Patent and Trademark Office that as of April 12, 2005, its Mark, “eXpeTel”, was registered by that government agency.

We do not have any other patents or trademarks.

C. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Management’s discussion and analysis of results of operations and financial condition (“MD&A”) is provided as a supplement to the accompanying financial statements and footnotes to help provide an understanding of our financial condition, changes in financial condition and results of operations. The following discussion should be read in conjunction with our consolidated financial statements and related notes included in our financial statements attached hereto as Appendix B.

•
CAUTION CONCERNING FORWARD-LOOKING STATEMENTS AND RISK FACTORS. This section discusses how certain forward-looking statements made by us throughout the MD&A and in the financial statements are based on our present expectations about future events and are inherently susceptible to uncertainty and changes in circumstances.

•
OVERVIEW. This section provides a general description of our business, as well as recent developments that we believe are important in understanding the results of operations and to anticipate future trends in those operations.

•
RESULTS OF OPERATIONS. This section provides an analysis of our results of operations for the nine months ended September 30, 2005, compared to the results of the nine months ended September 30, 2004, as well as an analysis of our results of operations for the year end December, 2004, with the results of operations for the year end December 2003; and an analysis of the balance sheet for the nine months ended September 30, 2005, compared to the results of the year end December 31, 2004. A brief description is provided of transactions and events, including related party transactions that impact the comparability of the results being analyzed.

•
LIQUIDITY AND CAPITAL RESOURCES. This section provides an analysis of our financial condition and cash flows as of and for the nine months ended September 30, 2005, as compared to the nine months ended September 30, 2004.

•	IMPACT OF INFLATION AND CURRENCY FLUCTUATIONS. This section provides an analysis of the currencies impact on our revenues, expenses, assets and liabilities.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS AND RISK FACTORS

The following discussion should be read in conjunction with our financial statements and the notes thereto and the other financial information appearing elsewhere in this document. In addition to historical information, the following discussion and other parts of this document contain certain forward-looking information. When used in this discussion, the words “believes,”“anticipate,”“expects,” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected due to a number of factors beyond our control. The terms “Company”, “we”, “our”, or “us” that are used in this discussion refer to Xfone, Inc. We do not undertake to publicly update or revise any of the forward-looking statements even if experience or future changes show that the indicated results or events will not be realized. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. You are also urged to carefully review and consider our discussions regarding the various factors, which affect our business, included in this section and elsewhere in this report.

Factors that might cause actual results, performance or achievements to differ materially from those projected or implied in such forward-looking statements include, among other things: (i) the impact of competitive products; (ii) changes in law and regulations; (iii) limitations on future financing; (iv) increases in the cost of borrowings and unavailability of debt or equity capital; (v) our inability to gain and/or hold market share; (vi) managing and maintaining growth; (vii) customer demands; (viii) market and industry conditions, (ix) the success of product development and new product introductions into the marketplace; (x) the departure of key members of management; as well as other risks and uncertainties that are described from time to time in our filings with the Securities and Exchange Commission.

Overview: The Company was incorporated in Nevada, U.S.A. in September 2000. We are a holding company providing international voice and data communications services with operations in the United Kingdom, the United States and Israel that offer a wide range of services, which include: local, long distance and international telephone services, prepaid and postpaid calling cards; cellular services; VOIP services; Cable television; high speed internet services; reselling opportunities; and email and fax broadcasting services. The Company serves customers across Europe, Australia, North America, South America, Asia and Africa.

We have four major types of customers:

•	Residential - Incuding customers who must dial a special code to access our switch or acquire a box that dials automatically.
•
Commercial - Smaller business are treated the same as residential customers. Larger businesses’ PBX (Telephony system) units are programmed to dial the special code automatically or connect directly through a T7 (24 Telephone Channels/Lines

•	Governmental agencies - Includes the United Nations World Economic Forum, the Argentine Embassy, the Israeli Embassy and the Spanish Embassy.
•	Resellers- We provide them with our telephone and messaging services for a wholesale price. For WorldNet, our largest reseller, we also provide the billing system.

Our future business plans for 2006 include the attempt to grow in each market where we operate by promoting additional services and creating new marketing initiatives. We shall continue to look for suitable acquisitions of businesses and companies and implement our business model is based on automation, relatively low capital investments and low operational costs. We shall purchase and develop new equipment and technology and attempt to negotiate lower rates with carriers. In our major Subsidiary, Swiftnet Limited, based in the United Kingdom we shall continue to provide the same kind of services with some new billing alternatives to try and attract more customers, to strengthen the connection with our registered customers and to enable easy usage of our services to non-registered users.

Our US subsidiary, Xfone USA, Inc. and its two wholly owned subsidiaries, eXpeTel Communications, Inc. and Gulf Coast Utilities, Inc., plan to continue to provide the same kind of services being currently provided. In addition, we shall look for acquisitions of local businesses and integrate the traffic through our switch and infrastructure.

In our Israeli subsidiary, Xfone 018 Ltd., we tend to focus our marketing efforts towards specific segments of the population such as providing new immigrants with attractive prices to their original homeland, approach the business market through independent agents and with original equipment manufacturers to keep part of marketing efforts as variable costs.

Our Principal Services and their Markets:

Although we own switches which connect to other telephone operators, our long distance and international voice and data communications services require the services of other telephone operators that operate switches which are electronic devices that receive calls from customers on one side and move them on to their destination on the other side. We use the network switching and transport facilities of long distance providers in which calls are transferred either by more established large telephone operators or smaller telephone operators. The more established large telephone operators typically provide a better quality of communications, such as better sound, less interference, and less sudden disconnections. However, the large telephone operators are more expensive compared with small telephone operators that have lower cost prices, but typically lower service quality in these areas.

In the United States and the United Kingdom we operate a live customer service center that operates 24 hours a day, 7 days a week. In Israel our customer service center operates 24 hours a day, 6 days a week.

We provide through our United Kingdom operations the following telecommunication services:

•
Indirect telephone service: Using a four digit access code we resell telephone services provided by other carriers or through the use of our own platform. This four-digit access code is used so that that people in Great Britain can dial in order to reach certain other carriers. This enables us to take calls originated by customers and route them to different destinations.

•
PIN access using 0800 free numbers: Using 0800 free numbers and PIN access codes for client identification, our customers can call from almost any phone, including British Telecom pay phones, to access our platform and make calls to any destination.

•
Mobile access using 0800 free numbers: This service is similar to our PIN access service but uses mobile telephone devices. The identification of the client is automatic and PIN identifier numbers are not required.

•
Email to Facsimile service: Our Email2Fax service allows customers with an Internet Email account to send facsimiles at a discounted cost. The email arrives at our Internet server that we send via facsimile through high-speed facsimile modems to the proper destination. We issue a confirmation every 15 minutes indicating: (a) all successful or failed facsimile transmissions; and (b) a complete list of transmissions, including date and time of delivery, destination number, pages, duration, subject, and answerback of the transmission. Email2Fax will send a facsimile based on a pre-defined table of retries. If a facsimile does not go through within the pre-defined time, Email2Fax will cancel the facsimile and a report of the failed transmission will be included in the next status report.

•
Print to Facsimile service: Similar to our Email2Fax service, anyone with Windows 95 / XP and an Internet browser will be able to utilize our Print2Fax service to send a facsimile through their printer driver, usually at a discounted cost. Using any Windows application that supports printing, the user selects the printer driver to receive a dialog box that allows entry of: (a) the recipient name and fax number including multiple recipients, sent directly “To” or copied “CC”; (b) the sender’s name; and (c) the subject.

•	Facsimile to Email or Cyber Number: This service allows the user to receive facsimile messages directly to an email address through the use of a personal identification number.

•
Nodal Services: This service enables our business customers to use a small platform located in their respective country, to establish their own messaging services within that country, including sending and receiving customer facsimiles.

•
Auracall: This is a service that was introduced in approximately March 2002, which permits any individual with a British Telecom line to make international calls at a lower cost and without prepayment for setting up an account with another carrier. The Auracall service can be accessed by any business or residential user through our website at www.auracall.com. When customers need to make an international or national call they can dial the appropriate designed number for that country and save on calling rates over the current British Telecommunications published rates by gaining access to our switch and providing savings on a per minute basis.

•
Story Telecom: Initiates, markets and distributes prepaid calling cards that are served by our switch and systems. Story supplies the prepaid calling cards to retail stores through its network of dealers. The calling card enables the holder to call anywhere in the world by dialing a toll free number from any telephone that routes the holder’s call to our Interactive Voice Response System that automatically asks for the holder’s private pin code, validates the code dialed by the customer, and tells the credit balance of the card. The holder is then instructed to dial to his or her desired destination, at which time our Interactive Voice Response System tells the holder how long he or she can speak according to the balance on the card and what the cost per minute is. The holder of the card can use the card repeatedly until the balance is zero.

•
International Toll Free Calling Card Service: We began offering international toll free calling card service in approximately June 2002 from the United States, Canada, France, Germany, Greece, Israel, Chile, Columbia, Japan, Thailand, Hong Kong, Indonesia, Australia, New Zealand, Belgium, Netherlands, Austria, Italy, Switzerland, Spain, Poland, Hungary, Ireland, Norway, Philippines, South Korea and Sweden.

•
Internet Based Customer Service and Billing Interface: In June 2002, we completed the creation of our Internet based customer service and billing interface at www.xfone.com, which includes on-line registration, full account control, and payment and billing functions and information retrieval.

Xfone USA provides residential and business customers with high quality local and long distance services, as well as cable television and high speed Internet services to planned and multi-dwelling apartment communities in Mississippi, Alabama, Louisiana, Florida and Georgia. Xfone USA’s integrated multi-media services, combining local telephone services, long distance services, high-speed broadband Internet access and video - utilizing integrated digital voice and data broadband technologies, , are available to customers on a single itemized bill.

Our Israeli subsidiary, Xfone 018 Ltd., launched its international carrier services, marketed as “018” on December 14, 2004. Xfone 018 is operating with significantly lower overhead than its competitors in the Israeli market by utilizing and building on our previous business models. At present, Xfone 018 is increasing the performance for billable minutes in each quarter and we believe that Xfone 018 will generate a greater part of our revenues and will have a major contribution to our expected growth.

Discontinued Service:

From approximately 1990 until January 2002, we offered an Email2telex service which allowed a user with an Internet email account to send telexes to anywhere in the world at a discounted cost. In January 2002, we discontinued offering this service due to low demand.

Divisions:

In 2005 we operated the following divisions:
•
Partner Division - Our Partner Division operates as a separate profit center by attempting to recruit new resellers and agents to market our products and services and to provide support and guidance to resellers and agents.

•
Operations Division - Our Operations Division provides the following operational functions to our business: (a) 24 hour/7 day a week technical support; (b) inter-company network; (c) hardware and software installations; and (d) operating switch and other platforms.

•	Administration Division - Our Administration Division provides the billing, collection, credit control, and customer support aspects of our business.
•	Research and Development - The function of our Research and Development Division is to develop and improve our billing system, switch and telephony platforms, websites and special projects.
•	Retail - Our Retail Division is responsible for our marketing and selling campaigns that target potential and existing retail customers.

Geographic Markets:

Our primary geographic markets are the United States, the United Kingdom and Israel.  However, we serve customers across Europe, Australia, Asia, Africa, North America and South America.

Our Distribution and Marketing Methods:

We use the following distribution methods to market our services:

•
We actively recruit independent contractor agents and resellers who purchase telephone traffic directly from us at a discount, and who then resell this telephone traffic to their customers at a mark-up according to their own price lists;

•	We use direct marketing, including by newspaper and radio advertisements;

•	We utilize agents that sell our services directly to customers at our established prices; these agents receive a commission of approximately 5%-10% of the total sale amount less any bad debts;

•	We attend telecommunications trade shows to promote our services;

•	We utilize the Internet as an additional distribution channel for our services. We utilize Xfone.com as our brand name for our new e-commerce telecommunications operations.

Carriers and Negotiating Lower Rates:

Our increased sales in 2004 and 2005 have enabled us to negotiate significantly lower rates with the carriers we use to carry our international call traffic, which gives us the opportunity to increase our margins or offer significant reductions to secure deals with major clients. If our sales increase, we anticipate that we will continue to negotiate for lower rates. There can be no assurance that we will be successful in negotiating lower rates.

Competitive Business Conditions:

The communications and information services industry is highly competitive and varied. In 2004 we had only approximately 0.3% of the market share of the United Kingdom long distance and international telecom market, based on our revenues of $18,764,479 (approximately 9.7 million United Kingdom pounds) during 2004, compared with a $4.1 billion long distance and international telecom market in the United Kingdom (approximately 2.3 billion United Kingdom pounds), according to the United Kingdom regulatory oversight of these companies, the Office of Communications - United Kingdom, otherwise known as Ofcam, the website of which may be accessed at www.ofcom.org.uk.

D. RESULT OF OPERATION

Our US subsidiary, Xfone USA, provides voice, data and related services throughout the Louisiana and Mississippi area to both individuals and businesses. Xfone USA is a licensed facility based CLEC in Louisiana and Mississippi with a next generation class 5-carrier switch. Xfone USA offers a complete package of local and long distance services to residential and business customers across both states. With continued cross selling to Xfone USA Customers as well as projected expansion into specific targeted wire centers, we expect to continue revenue growth and increased market share. Regulations affecting the telecommunications industry begin in March 2006; conversions of all circuits affected will begin at that time. The competition in rural markets is rapidly declining due to the removal of UNE-P, leaving what management believe is a unique opportunity for Xfone USA to gain market share.

Our Israeli subsidiary, Xfone 018, is operating with significantly lower overhead than its five competitors in the Israeli market by utilizing and building on our previous business models and therefore we believe that Xfone 018 will increase its market share in the international communication market. At present, Xfone 018 is increasing the performance for billable minutes in each quarter and we believe that Xfone 018 will generate a greater part of our revenues and will have a major contribution to our expected growth.

Swiftnet Limited traditionally had a business plan to provide comprehensive telecommunication services and products by integrating new and old products, services and ideas through one website. Utilizing automation and proprietary software packages, Swiftnet's strategy is to grow without the need of heavy investments and with lower expenses for operations and registration of new customers. In 2004 we had only approximately 0.3% of the market share of the United Kingdom long distance and international telecom market, based on our revenues of $18,764,479 (approximately 9.7 million United Kingdom pounds) , compared with a $4.1 billion long distance and international telecom market in the United Kingdom (approximately 2.3 billion United Kingdom pounds). We anticipate that WorldNet will continue to contribute approximately the same amount to our revenues in the year 2006, however should our agreements involving Story Telecom, WorldNet or British Telecom be cancelled, our revenues will be negatively affected. As of September 30, 2005, approximately 65% of our revenues were derived from our operations in the United Kingdom.

The overall trend for 2006 shows improving wireline margins in the Business markets and slightly improving margins in the Residential (Consumer) markets for facilities based providers. Mergers and acquisitions will heat up in 2006 and will become a major component for offsetting the line loss expectations due to the regulatory changes involving UNE-P. The industry has seen four (4) mega mergers in the past two (2) years that have changed the landscape in the telecommunications industry. Analysts believe there will be more consolidation opportunity over the next two (2) years in both wireline and wireless markets, which may also include Bell mergers.

As a result of regulatory changes, the competitive landscape has changed, creating additional opportunity for facilities based competitive carriers to gain a larger market share in a shorter period of time, due to the departure of non-faculties based providers through either termination of their business or through acquisitions.

Demands in the market show the increase of interest in providing Telco TV, VoIP products and rapid growth in the Broadband market, heating up competition with the Regional Bell Carriers and cable providers. DSL services should continue to grow due to aggressive pricing with higher speeds becoming the norm delivering download speeds of 6 Meg in certain areas.

Xfone USA’s business plan includes expansion of market share in both Business and Residential markets in its specific geographic service areas primarily in Mississippi and Louisiana, and will focus in those markets where the Company has deployed its own network and Central Offices (CO’s), which are the highest margin areas. The Business markets will be expanded through Direct Sales and Independent sales efforts, while the Residential markets will be expanded through mass marketing efforts including telesales, direct mail, email marketing and other advertising and message delivery opportunities.

Xfone USA’s business plan also includes growth through small acquisitions, primarily in Mississippi and Louisiana.

The Company is also planning for the future and emergence of the “Third Network” and has scale and availability to implement VoIP, Telco TV, WiFi and WiMax network architecture, as they become more viable into the future. However, these deployments are currently under much scrutiny and are being implemented in larger metropolitan areas such as New York City, Philadelphia, and San Francisco.

Comparison of the Years ended December 31, 2004 and 2003

Comparison Financial Information Years ended December 31, 2004 and 2003 - Percentage of Revenues:

Year ended December 31

	2004	2003	2002	2001
Revenues	100.0%	100.00%	100.00%	100.00%
Cost of Revenues	-70.53%	-61.36%	-58.66%	-61.29%
Gross Profit	29.47%	38.64%	41.34%	38.71%
Operating Expenses:
Research and Development	-0.23%	-0.61%	-0.86%	-1.16%
Marketing and Selling	-14.35%	-14.98%	-8.56%	-8.24%
General and Administrative	-13.89%	-13.89%	-23.48%	-20.46%
Total Operating Expenses	-28.47%	-29.49%	-32.90%	-29.86%
Income before Taxes	0.63%	8.76%	8.39%	7.72%
Net Income	0.35%	5.79%	6.44%	5.48%

Years ended December 31, 2004 and 2003:

Revenues. Revenues for the year ended December 31, 2004 increased 56% to £11,330,116 ($21,867,124) from £7,282,181 ($14,054,609) for the same period in 2003. The increase in our Revenues is primarily attributable to the revenues that derive from the usage of calling cards sold by our affiliate, Story Telecom, revenues that increased in 76% from £2,715,231 ($5,240,396) for the year ended December 31, 2003 to £4,778,564 ($9,222,629) for the same period in 2004. In addition in 2004, the first year for our activity in the USA, Xfone USA’s revenues amounted to £1,598,344 ($3,084,804).

All traffic generated by the Story Telecom calling cards is delivered through our systems.

The breakdown of our revenues for the year ended December 31, 2004 is reflected in the table below:

Amounts in UK sterling

	2004	2003
Telephone and messaging services	5,930,541	3,996,732
Mobile phones	480,451	503,475
Calling Cards	4,919,124	2,781,924
Total	11,330,116	7,282,181

Amounts in US dollar

	2004	2003
Telephone and messaging services	11,445,944	7,713,692
Mobile phones	927,270	971,706
Calling Cards	9,493,910	5,369,111
Total	21,867,124	14,054,609

Because both have similar economic characteristics, such as prices that we charge and the nature of the services, we have combined residential and commercial customers as one segment.

The following table reflects a breakdown of our Revenues according to cost of revenues characteristics and major resellers:

Amounts in UK sterling

	2004	2003
Regular telephony voice service
and others:	£5,852,720	£4,015,448
Story Telecom	£4,778,564	£2,715,231
WorldNet	£698,832	£551,502
Total Revenues	£11,330,116	£7,282,181

Amounts in US dollar

	2004	2003
Regular telephony voice service
and others:	$11,295,750	$7,749,815
Story Telecom	$9,222,629	$5,240,396
WorldNet	$1,348,745	$1,064,398
Total Revenues	$21,867,124	$14,054,609

Story telecom contributed 42% of our revenues for the year ended December 31, 2004 as compared with 37% for the same period of 2003. The £1,845,897 ($3,562,581) (45%) growth in the regular telephony services is mainly attributable to £1,598,344 ($3,084,804) revenues that was generated in the new US market.

As we started operations in Israel only in December 2004 only £9,244 ($17,841) have been Recorded as revenues from the Israeli market.

For the year ended December 31, 2004 approximately 8% of our revenues were generated by our affiliated entity, Auracall, as compared with approximately 4.4% for the same period of 2003.

We believe that during the year 2005 our new subsidiaries in Israel and the US will generate a greater part of our revenues and will have a major contribution to our expected growth.

In Swiftnet same type of services and customers will continue to generate most of our Revenues. We will offer some new services and billing alternatives to stronger the connection with our registered customers and to enable easy usage of our services to non registered users. Our agreement with resellers can be terminated within a relatively short notice of 7-60 days. Our largest non affiliated reseller is Worldnet that generated approximately 6% of our Revenues in 2004, Worldnet can terminate the agreement with a 7 days notice, which would adversely affect our Revenues. We have approximately 20 additional active resellers, none of which generated more that 3% of our annual revenues. We anticipate that Worldnet will continue to contribute approximately the same amount of UK Pounds to our Revenues.

Cost of Revenues

Cost of revenues consists primarily of traffic time purchased from telephone companies and other related charges. Cost of revenues increased 56% to £7,991,375 ($15,423,353) for the year ended December 31, 2004, from £4,468,420 ($8,624,051) for the year ended December 31, 2003, representing 70.5% and 61.4% of the total revenues for the year ended December 31, 2004 and December 31, 2003, respectively. The increase in the cost of revenues as a percentage of revenues is attributable to the increase of our revenues that derive from the Story Telecom project that currently focuses on Calling Cards services. The Story Telecom Project, which accounts for approximately 42% of our Revenues in the year ended December 31, 2004 and 36% in the year ended December 31, 2003, our cost of revenues as a percentage of revenues related to Story Telecom project is approximately 94% and for Worldnet is 55%, while the cost of revenues as a percentage of the rest of our revenues was 52% for the year ended December 31, 2004 and 36% for the year ended December 31, 2003. This increase of the cost of revenues as a percentage of revenues for non Story Telecom related revenues is mainly attributable to the 55% cost of revenues in our new US market.

Cost of revenues breakdown:

Amounts in UK sterling

	2004	2003
Regular Telephony Services and others	3,098,938	1,603,774
Story Telecom	4,508,079	2,561,320
Worldnet	384,358	303,326
Total:	£7,991,375	££4,468,420

Amounts in US dollar

	2004	2003
Regular Telephony Services and others	5,980,950	3,095,284
Story Telecom	8,700,592	4,943,348
Worldnet	741,811	585,419
Total:	$15,423,353	$8,624,051

Cost of Revenues attributable to our affiliated entity, Auracall, Ltd. was approximately 3.2% of the total cost of revenues for the year ended December 31, 2004 as compared with approximately 2.8% for the year ended December 31, 2003.

Cost of revenues attributable to Story Telecom accounted for 56% of our total cost of revenues for the year ended December 31, 2004 and 2003.

Should revenues that derive from the Story Telecom calling cards, Worldnet and Xfone USA grow faster than our other business segments, our Cost of Revenues as a percentage of Revenues will continue to increase. If market conditions, such as lower prices proposed by competitors in the market, force us to lower the prices that we charge our customers, our cost of revenues as percentage of revenues will increase.

Financial Information - Percentage of Revenues:

	Three months Ended		Nine months Ended
	September 30,		September 30,
	2005	2004	2005	2004
	Unaudited	Unaudited	Unaudited	Unaudited
Revenues	100%	100%	100%	100%
Cost of revenues	-68%	-74%	-67%	-72%

Gross profit	32%	26%	33%	28%
Operating expenses:
Research and development	0%	0%	0%	0%
Marketing and selling	-10%	-16%	-10%	-15%
General and administrative	-20%	-13%	-21%	-11%

Total operating expenses	-30%	-29%	-31%	-26%

Operating profit (loss)	2%	-3%	2%	2%
One time extraordinary loss	-5%		-2%
Financing expenses - net	-1%	-1%	-1%	0%
Equity in income of affiliated company	0%	2%	0%	0%
Income before minority interest and taxes	-4%	-4%	-1%	2%
Minority Interest	0%	0%	1%	0%
Income (loss) Before taxes	-4%	-4%	0%	2%
Taxes on income	1%	1%	-0%	-1%
Net income (loss)	-3%	-3%	0%	1%

Comparison of the nine months ended September 30, 2005 and September 30, 2004

Revenues. Revenues for the nine months ended September 30, 2005, increased 37% to £9,912,515 ($17,431,158) from £7,244,644 ($12,739,706) for the nine months ended September 30, 2004. The increase in revenues is primarily attributable to the increase in our telephone and messaging services generated by our United States and Israeli subsidiaries. Revenues were geographically generated as follows: the United Kingdom subsidiary contributed £6,304,092 ($11,085,747); the United States subsidiary contributed £2,625,530 ($4,616,995); and the Israeli subsidiary contributed £982,893 ($1,728,416). The increase in our revenues was a result of the acquisition of WS Telecom Inc., that contributed £2,625,530 ($4,616,995), and from our Israeli subsidiary that contributed £982,893 ($1,728,416), partially offset by a decrease of £940,552 ($1,945,919) in our United Kingdom revenues.

Revenues from telephone and messaging services for the nine months ended September 30, 2005, increased 117% to £6,808,991 ($11,973,612) from £3,132,265 ($5,634,318) for the nine months ended September 30, 2004. The £2,276,342 ($6,339,294) increase in revenues from telephone and messaging services was mainly due to our entrance to the US market and to the Israeli market, markets that didn’t exist in the nine months period ended September 30, 2004. Revenues from mobile services and calling cards for the nine months ended September 30, 2005, decreased 25% to £3,103,524 ($5,457,546) from £4,112,379 ($7,397,347) for the nine months ended September 30, 2004, a decrease of £1,008,855 ($1,774,072) primarily due to increasing competition in the calling card market.

The breakdown of our revenues for the nine months ended September 30, 2005, is reflected in the table below:

Amounts in UK Sterling Pounds (“UKP” or “£”)

	For the 3 months	For the 3 months	For the 9 months	For the 9 months
	Period Ended	Period Ended	Period Ended	Period Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
	Unaudited	Unaudited	Unaudited	Unaudited
Revenues:
Telephone & Messaging	£2,424,609	£1,085,187	£6,808,991	£3,132,265
Mobile	57,654	114,434	312,653	378,759
Calling cards	936,920	1,505,313	2,790,871	3,733,620
	£3,419,183	£2,704,934	£9,912,515	£7,244,644

Amounts in US Dollars (“USD” or “$”)

	For the 3 months	For the 3 months	For the 9 months	For the 9 months
	Period Ended	Period Ended	Period Ended	Period Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
	Unaudited	Unaudited	Unaudited	Unaudited
Revenues:
Telephone & Messaging	$4,263,676	$1,908,301	$11,973,612	$5,508,088
Mobile	101,384	201,232	549,799	666,047
Calling cards	1,647,574	2,647,093	4,907,747	6,565,571
	$6,012,634	$4,756,626	$17,431,158	$12,739,706

The following table reflects a breakdown of our Revenues according to cost of revenues characteristics and major resellers:
 Amounts in UK Sterling Pounds (“UKP” or “£”)
	Three months Ended		Nine months Ended
	September 30,		September 30,
	2005	2004	2005	2004
	Unaudited	Unaudited	Unaudited	Unaudited
Regular telephony voice service
and others:	2,528,318	1,098,873	6,873,394	3,387,111
Story Telecom	777,469	1,371,427	2,622,294	3,351,620
WorldNet	113,396	234,634	416,827	505,913
	3,419,183	2,704,934	9,912,515	7,244,644

Amounts in US Dollars (“USD” or “$”)

	Three months Ended		Nine months Ended
	September 30,		September 30,
	2005	2004	2005	2004
	Unaudited	Unaudited	Unaudited	Unaudited
Regular telephony voice service
and others:	4,446,047	1,932,368	12,086,863	5,956,235
Story Telecom	1,367,180	2,411,654	4,611,305	5,893,824
WorldNet	199,407	412,604	732,990	889,647
	6,012,634	4,756,626	17,431,158	12,739,706

Story Telecom, our affiliated entity, contributed 26% of our revenues for the nine months ended September 30, 2005, as compared with 46% for the same period of the year 2004. The 103% growth in the regular telephony services is mainly attributable to £2,625,530 ($4,616,995) revenues that were generated by our US subsidiary and £982,893 ($1,728,416) revenues that were generated by our Israeli subsidiary.

For the nine months ended September 30, 2005, approximately 15% of our revenues were generated by our affiliated entity, Auracall Limited, as compared with approximately 9% for the same period of the year 2004.

We believe that during the fourth quarter of 2005 and year 2006 our subsidiaries in the United States and Israel will generate a greater part of our revenues and will have a major contribution to our expected growth.

In the United Kingdom, we anticipate that the same type of services and customers will continue to generate most of our revenues during the fourth quarter of 2005 and year 2006. We will offer some new services and billing alternatives to strengthen the connection with our registered customers and to enable easy usage of our services to non registered users.

Our largest non affiliated reseller is WorldNet Global Communications Ltd. that generated approximately 4.2 % of our revenues during the first nine months of the year 2005. WorldNet can terminate the agreement with us upon 7 days notice, which would adversely affect our revenues. However, we anticipate that during the fourth quarter of 2005 and year 2006 Worldnet will continue to contribute approximately the same amount of UKP to our revenues.

Cost of Revenues. Cost of revenues consists primarily of traffic time purchased from telephone companies and other related charges. Cost of revenues increased 29% to £6,662,272 ($11,715,605) , for the nine months ended September 30, 2005, from £5,181,121 ($9,111,001) for the nine months ended September 30, 2004, representing 67% and 72% of the total revenues for the nine months ended September 30, 2005, and September 30, 2004, respectively. This decrease in the percentage of revenues is due to a decrease in revenues derived from our affiliated entity, Story Telecom, primarily related to calling cards services which have generate a higher cost of revenues.

Cost of revenues breakdown:

Amounts in UK Sterling Pounds (“UKP” or “£”)

	Three months Ended		Nine months Ended
	September 30,		September 30,
	2005	2004	2005	2004
	Unaudited	Unaudited	Unaudited	Unaudited
Regular telephony voice service
and others:	1,499,458	529,058	3,851,634	1,628,452
Story Telecom	733,461	1,293,799	2,473,862	3,161,906
WorldNet	93,824	181,229	336,776	390,763
Total Cost of Revenues	2,326,743	2,004,086	6,662,272	5,181,121

Amounts in US Dollars (“USD” or “$”)

	Three months Ended		Nine months Ended
	September 30,		September 30,
	2005	2004	2005	2004
	Unaudited	Unaudited	Unaudited	Unaudited
Regular telephony voice service
and others:	2,636,797	930,348	6,773,098	2,863,632
Story Telecom	1,289,791	2,275,146	4,350,287	5,560,212
WorldNet	164,988	318,691	592,220	687,157
Total Cost of Revenues	1,921,056	3,524,185	11,715,605	9,111,001

Cost of revenues as percentage of related revenues:
	Three months Ended		Nine months Ended
	September 30,		September 30,
	2005	2004	2005	2004
	Unaudited	Unaudited	Unaudited	Unaudited
Regular telephony voice service
and others:	59.3%	48.1%	56.0%	48.1%
Story Telecom	94.3%	94.3%	94.3%	94.3%
WorldNet	82.7%	77.2%	80.8%	77.2%

Cost of Revenues attributable to our affiliated entity, Auracall, were approximately 13.7% of the total cost of revenues for the nine months ended September 30, 2005, as compared with approximately 5.5% for the nine months ended September 30, 2004.

Cost of revenues attributable to our affiliated entity, Story Telecom, accounted for 37% of our total cost of revenues for the nine months ended September 30, 2005, as compared with 61% for the nine months ended September 30, 2004. This decrease is mainly attributable to growth in revenues that were generated by our subsidiaries in the US and Israel, and a decrease in revenue generated by Story Telecom.

Should revenues that derive from the Story Telecom calling cards services grow faster than our other business segments, our cost of revenues as a percentage of revenues will increase. If market conditions, such as lower prices proposed by competitors in the market, force us to lower the prices that we charge our customers, our cost of revenues as a percentage of revenues will increase.

E. GENERAL ANALYSIS

Research and Development. Research and development expenses were £25,945 ($50,074) and £44,553 ($85,987) for the year ended December 31, 2004 and 2003, respectively, a decrease of £18,608 ($35,913). Research and development expenses were £15,625 ($27,477) and £33,890 ($59,596) for the nine months ended September 30, 2005, and the nine months ended September 30, 2004, respectively a decrease of £18,265 ($32,119). The decrease in both periods was mainly due to lower expenses related to the upgrade of software for our telephone platforms and billing systems. Research and development expenses consist of labor costs of our research and development manager and other related costs. Main developments relate to the maintenance of the Xfone web site and its interconnections, the upgrade of software for our telephone platforms, billing systems, messaging services and the resellers support package.

Marketing and Selling Expenses for the years ended. Marketing and selling expenses increased to £1,626,288 ($3,138,736) from £1,091,012 ($2,105,653) for the year ended December 31, 2004 and 2003. This increase was, mainly, a result of an increase of £444,237 ($857,376) in our commission expenses in the United Kingdom, mainly commissions paid to VSAT and our affiliated company Auracall. Marketing and selling expenses decreased to £991,802 ($1,744,084) from £1,114,656 ($1,960,123) for the nine months ended September 30, 2005, and the nine months ended September 30, 2004, respectively. This decrease was a result of a decrease in the commissions we paid to our affiliated company Auracall, commissions that decreased in £184,779 ($324,934) from £300,784 ($528,929) for the nine months ended September 30, 2004 to £116,005 ($203,995) for the nine months ended September 30, 2005. Marketing and selling expenses as percentage of revenues were 14.4% and 15% for the year ended December 31, 2004 and 2003, respectively and marketing and selling expenses as a percentage of revenues were 10.0 % and 15.4% for the nine months ended September 30, 2005, and the nine months ended September 30, 2004, respectively. This decrease in the percentage of revenues is due to relatively lower marketing expenses incurred by our subsidiary in the United States. Marketing expenses consist of salaries of related personnel, commissions related activities, including commissions for agents that promote, through our customer British Telecom, the usage of non geographical numbers similar to 1-800 or 1-900 with no specific geographical place. The marketing and selling expenses for the nine months period ended September 30, 2005, include £370,888 ($667,153) that were incurred by our Israeli subsidiary that started operation in mid-December 2004.

General and Administrative Expenses. General and administrative expenses increased to £ 1,573,726 ($3,037,291) for the year ended December 31, 2004 from £1,011,829 ($1,952,830) for the year ended December 31, 2003. General and administrative expenses increased to £2,098,173 ($3,689,637) for the nine months ended September 30, 2005, from £786,188 ($1,382,512) for the nine months ended September 30, 2004. As a percentage of revenues, general and administrative increased to 21% for the nine months ended September 30, 2005, compared to 11% for the nine months ended September 30, 2004. The increase in our general and administrative expenses is mainly attributable to: (a) expenses in the amount of £160,221 ($288,205) incurred by our Israeli subsidiary in the process of initiating its operations, and (b) expenses incurred by the US subsidiary in the amount of £1,215,446 ($2,186,344). Our bad debt increased by £15,801 ($30,496) to £125,333 ($241,893), most of the bad debt allowance is attributable to two of our customers having filed for bankruptcy during 2002. For the nine months ended September 30, 2004 our bad debt expenses increased from £9,274 ($16,308), to £231,822 ($417,001), for the nine months ended September 30, 2005, attributable to our operation in the US.

Financing Expenses. Financing expenses, net, increased to £ 83,403 ($160,968) for the year ended December 31, 2004 from £ 44,283 ($85,466) for the year ended December 31, 2003; and to £68,203 ($119,935) for the nine months ended September 30, 2005, compared to financing income of £26,368 ($46,368) for the nine months ended September 30, 2004.

Equity in Income of Affiliated Company. Equity income from Auracall amounted to £43,843 ($77,098) reflecting our 47.5% portion in our affiliated company Auracall.

Loss from Hurricane Katrina. The Company incurred a one-time loss of £181,055 ($318,385) resulting from damages caused by the Hurricane Katrina to the Company's equipment and operations.

Income before Taxes.  Income before taxes for the year ended December 31, 2004 decreased by 89% to £71,392 ($137,788) from £637,901 ($1,231,148) for the year ended December 31, 2003. The decrease of the income before taxes is attributable primarily to the decrease in our gross profit margin from 39% to 29.5% and to approximately £100,000 ($193,000) incurred in the establishment of our Israeli subsidiary. The loss before taxes for the nine months ended September 30, 2005, amounted to £16,265 ($28,602) - 0.2% of the revenues - as compared with £150,880 ($265,322) - 2% of the revenues - for the nine months ended September 30, 2004. The decrease in income before taxes is attributable primarily to the loss of £169,586 ($305,051) incurred by our new Israeli subsidiary, causing a £82,655 ($145,349) increase in general and administrative expenses and due to the one time loss of £181,055 ($318,385) resulting from damages caused by Hurricane Katrina.

Taxes on Income. United Kingdom companies are usually subject to income tax at the corporate rate of 20%-30%. Taxes on income for the year ended December 31, 2004, amounted to £31,518 ($60,830) which represents 44% of the income before taxes as compared with £216,456 ($417,760) for the year ended December 31, 2003 that represents 34% of the income before taxes. Taxes on income for the nine months ended September 30, 2005, amounted to £31,734 ($55,804) or 195% of the income before taxes as compared with £49,831 ($87,628) or 33% for the same period of the year 2004. The increase in the percentage of taxes on such income before taxes is attributable primarily to the income that derived from our United Kingdom activities and due to unrecognized expenses for our US subsidiary.

Net Income (Loss).  Net income for the year ended December 31, 2004 was £39,874 ($76,958) as compared to £421,445 ($813,388) for the year ended December 31, 2003. Net loss for the nine months ended September 30, 2005, was £15,469 ($27,202) as compared to a net income of £101,049 ($177,695) for the same period of the year 2004. The decrease in net income is attributable primarily to the loss of £169,586 ($305,051) incurred by our new Israeli subsidiary, mainly derived from an increase of £82,655 ($145,349( in general and administrative expenses and due to the one time loss of £181,055 ($318,385) resulting from damages caused by Hurricane Katrina

Earning Per Share. The earning per share of common stock for the year ended December 31, 2004 was £0.007 ($0.013) for basic 5,998,252 weighted average shares and £0.005 ($0.009) for diluted 8,632,950 shares. Earning per share for the year ended December 31, 2003 £0.08 ($0.154) for the basic weighted average 5,089,286 shares and £0.08 ($0.154) for diluted number of shares. The loss per share of common stock for the nine months ended September 30, 2005, was £0.002 ($0.004) for basic and diluted 6,720,971 weighted average shares. Earning per share for the nine months ended September 30, 2004, was £0.02 ($0.03) for the basic weighted average number of shares and £0.01 ($0.02) for diluted number of shares including the options to buy 2,623,474 shares.

F. BALANCE SHEET

Comparison of the balance sheet as of September 30, 2005 and December 31, 2004

Current Assets . Current assets amounted to £5,795,277 ($10,190,994) as of September 30, 2005, as compared with £3,886,034 ($6,833,591) as of December 31, 2004. This increase in our current assets is mainly attributable to the growth of £526,673 ($926,154) in the account receivables due to the consolidation of our US subsidiary. Our cash positions for September 30, 2005 were £1,598,897 ($2,811,660) compared with £797,097 ($1,401,695) as of December 31, 2004. This increase in our current assets is mainly attributable to the sale of a convertible secured term note in the aggregate amount of $2,000,000. As of September 30, 2005, approximately 36% of our account receivables relate to our affiliated company, Story Telecom, as compared with 48% for December 31, 2004. This decrease is a result of a decrease in the revenues generated by Story Telecom to 23% of total revenues for three months ended September 30, 2005, from 42% of total revenues for year ended December 31, 2004.

Loan to Shareholder . Loan to the shareholder, Mr. Abraham Keinan, our Chairman of the Board of Directors, amounted to £247,931 ($435,986) as of September 30, 2005, and the same amount as of December 31, 2004. Out of the total amount, £123,695 ($217,992) is classified as current assets as Mr. Keinan agreed with the Company to repay this amount during fiscal year 2005 and the remaining £123,966 ($217,994) during fiscal year 2006.

Fixed Assets. Fixed assets after accumulated depreciation increased to £2,013,904 ($3,541,451) as of September 30, 2005, as compared with £1,255,293 ($2,207,433) as of December 31, 2004. Growth in fixed assets reflects mainly the consolidation of our US subsidiary in our September 30, 2005, balance sheet, as well as investment in fixed assets of our Israeli subsidiary in the process of initiating its operations.

Current Liabilities. As of September 30, 2005, current liabilities increased to £4,516,691 ($7,942,600) as compared with £2,479,429 ($4,360,076) as of December 31, 2004. The increase in our current liabilities results mainly from an increase of £675,996 ($1,188,739) in our other liabilities and accrued expenses mainly relates to accruals of our new United States subsidiary; and an increase of £343,295 ($603,684) in current note payables, mainly incurred by our Israeli subsidiary in the process of initiating its operations.

Long-term liabilities As of September 30, 2005, long-term liabilities increased to £1,730,087 ($3,042,357) as compared with £651,863 ($1,258,096) as of December 31, 2004. The increase in our long-term liabilities results mainly from change of £1,078,224 ($1,784,261) in our long -term liabilities resulted by a Securities Purchase Agreement that was entered on the 27th of September, 2005 for a $2,000,000 financial transaction by and among the Company, Xfone USA, Inc., eXpeTel Communications, Inc., Gulf Coast Utilities, Inc. and Laurus Master Fund, Ltd. The investment, which takes the form of a convertible note secured by the Company’s United States assets, has a 3 -year term and bears interest at a rate equal to prime plus 1.5% per annum. The Note is convertible, under certain interest at a rate equal to prime plus 1.5% per annum. The Note is convertible, under certain conditions, into shares of the Company’s common stock at an initial price equal to $3.48 per share. In addition to the convertible note our long-term liabilities also consist of £546,000 ($960,140) and £509,867 ($984,043) bank facility and other liabilities, as of September 30, 2005 and December 2004, respectively. Xfone had no default on financial covenants in the past and we believe that we have the ability to satisfy our repayment obligations in the future.

G. LIQUIDITY AND CAPITAL RESOURCES

Cash as of September 30, 2005, amounted to £1,598,897 ($2,811,660) as compared with £797,097 ($1,401,695) as of December 31, 2004, an increase of £801,800 ($1,409,965). Net cash provided by operating activities for the nine months ended September 30, 2005, was £488,466 ($858,967). Investing activities in our new subsidiary Xfone 018 Ltd. and purchase of other assets and equipment used was £538,705 ($947,312). Our financing activities provided a net amount of £852,040 ($1,498,311), mainly attributable to the sale of $2,000,000 secured convertible term note.

Our capital investments are primarily for the purchase of equipment and software for services that we provide or intend to provide.

Capital lease obligations: We are the lessee of switching and telecom equipment under capital leases expiring in various years through the year 2007; during the third quarter of the year 2005 we repaid £39,939 ($67,408) of our capital lease obligations.

The minimum future lease payments are:

Year 1	£138,723	$243,944
Year 2	£66,793	$117,455

In the rest of fiscal year 2005 we may procure and or develop additional equipment and software to enhance our capacity in the United Kingdom, United States and Israel for the amount of approximately £100,000 ($175,850). In case that we manage to establish or acquire an operation in a new country, we anticipate that an investment of approximately £600,000 ($1,055,100) in equipment, infrastructure and software would be required to become operational in each new country. Currently we do not have any plan to expand into any additional countries.

We shall continue to finance our operations and fund the current commitments for capital expenditures mainly from the cash provided from operating activities and private placements.

During January and February 2004 we completed a private placement in which we raised gross proceeds that amounted to $2,907,711. Net new cash proceeds of the financing, approximately $2.3 million, were used for general working capital and investment in equipment and for providing working capital to our United States and Israeli subsidiaries.

On May 28, 2004, we entered into an agreement to acquire WS Telecom Inc., a Mississippi corporation, and its two wholly owned subsidiaries, eXpeTel Communications, Inc. and Gulf Coast Utilities, Inc., through the merger of WS Telecom into our wholly owned subsidiary Xfone USA, Inc. On July 1, 2004, we entered into a management agreement which provides that Xfone USA, Inc. will provide management services to WS Telecom pending the consummation of the merger. The management agreement provides that all revenues generated from WS Telecom’s business operations will be assigned and transferred to Xfone USA. On March 10, 2005 the merger was consummated and the management agreement was terminated.

Upon the assignment of the Interconnection Agreement between WS Telecom, Inc. and BellSouth Telecommunications, Inc. to Xfone USA, Inc., and consummation of the merger on March 10, 2005, we, the ultimate parent company and our subsidiaries Swiftnet and Xfone 018, individually and/or jointly, agreed to guarantee all undisputed debts owing to BellSouth Telecommunications by Xfone USA in accordance with the assigned Interconnection Agreement. The guarantee was given on December 16, 2004, and became effective upon the consummation of the merger on March 10, 2005.

Our Israeli based subsidiary, Xfone 018 Ltd. has received credit facilities from Bank Hapoalim B.M. in Israel to finance its start-up activities. The credit facility includes a revolving credit line of 1,000,000 New Israeli Shekels ("NIS") and a short-term credit line of 850,000 NIS. In addition, the bank made available to Xfone 018 a long-term facility of 3,150,000 NIS to procure equipment. The credit facilities are secured with: (a) a floating charge on Xfone 018 assets; (b) a fixed charge on its telecommunication equipment (including switches); (c) subordination of a Term Note of $800,000 (in favor of the Company); (d) assignment of rights by way of pledge on the Partner Communications Company Ltd. contract and the Credit companies contracts with Xfone 018; (e) personal collateral by Abraham Keinan and Guy Nissenson, which includes a stock pledge. The Company agreed to indemnify Abraham Keinan and/or Guy Nissenson on account of any damage and/or loss and/or expense (including legal expenses) that they may incur in connection with the stock pledge and/or any other obligation made by them to Bank Hapoalim in connection with the collateral; (f) The Company and Swiftnet Limited issued a Letter of Guarantee, unlimited in amount, in favor of the bank, guaranteeing all debt and indebtedness of Xfone 018 towards the bank.

According to agreements signed between the Company and its 26% minority interest partner in Xfone 018 Ltd. (the "Minority Partner"), the Minority Partner provided in the fourth quarter of year 2004, a shareholder loan of approximately £200,000 ($351,700)to Xfone 018. This loan is for four years with annual interest of 4% and linkage to the Israeli consumer price index. Pursuant to these agreements, we were required, upon a need and request by the Board of Directors of Xfone 018, to make a shareholder loan to Xfone 018. So far we have passed in cash, $200,000 during the month of March 2005 and $50,000 during the month of May 2005, a total of $250,000, to be considered as a shareholder loan provided by us to Xfone 018, for four years with annual interest of 4% and linkage to the Israeli consumer price index

As of September 30, 2005, our Israeli subsidiary activities were financed by the shareholders loans and by using £479,157 ($842,598) credit facility from Bank Hapoalim.

On September 27, 2005, a Securities Purchase Agreement was entered for a $2,000,000 financial transaction by and among the Company, Xfone USA, Inc., eXpeTel Communications, Inc., Gulf Coast Utilities, Inc. and Laurus Master Fund, Ltd. The investment, which takes the form of a convertible note secured by the Company’s United States assets, has a 3 -year term and bears interest at a rate equal to prime plus 1.5% per annum. The Note is convertible, under certain conditions, into shares of the Company’s common stock at an initial conversion price equal to $3.48 per share. The closing of the financing was on September 28, 2005. Net proceeds from the financing are mainly to be used for procurement of capital equipment and general working capital purposes for the Company and Xfone USA, eXpeTel Communications and Gulf Coast Utilities.

On September 28, 2005, a Securities Purchase Agreement was entered for a $2,212,500 financial transaction by and among the Company, Crestview Capital Master, LLC, Burlingame Equity Investors and Mercantile Discount - Provident Funds. Upon the closing of the financial transaction on October 31, 2005, the Company issued to the investors an aggregate of 885,000 shares of common stock at a purchase price of $2.50 per share together with, 221,250 warrants at $3.00 per share and 221,250 warrants at $3.25 per share. The net proceeds of the financing are expected to be used for general working capital and/or investment in equipment and/or for acquisitions and/or business development

We believe that our future cash flow from operations together with our current cash will be sufficient to finance our operation activities through the year 2006.

We will consider raising additional capital through a public or private placement to fund possible acquisitions and business development activities and for working capital.

H. IMPACT OF INFLATION AND CURRENCY FLUCTUATIONS

As of September 30, 2005, our main functional currency remains the UKP ("British Sterling Pounds") as approximately 65% of our revenues derived from our United Kingdom based subsidiary Swiftnet. Following the acquisition of our United States subsidiary in March 10, 2005, 27% of our business is in US Dollars. In addition we started to do business in Israel with the Israeli currency as of mid December 2004. Approximately 50% of the direct traffic costs in Israel are in UKP and the rest in New Israeli Shekels ("NIS"). We believe that the US and Israeli portions of our revenues will increase during the fourth quarter of 2005 and year 2006. Most of our revenues and current assets are in UKP, and the long-term loans to a shareholder are all in UKP and US Dollars. The major part of our cash is in UKP and in US Dollars.

Our costs of revenues are mainly in UKP and US Dollars.

Most of our liabilities, operating and financing expenses are in UKP. The remainder of the assets, liabilities, revenues and expenditures are in US Dollars and NIS. We anticipate that during the fourth quarter of 2005 the UKP will still remain the main functional currency although the portion of US Dollars and NIS will be greater.

A devaluation of the UKP or the NIS in relation to the US Dollar will have the effect of decreasing the Dollar value of all assets or liabilities that are in UKP or NIS.

Conversely, any increase in the value of the UKP in relation to the US Dollar has the effect of increasing the US Dollar value of all UKP assets and the US Dollar amounts of any UKP liabilities and expenses.

Inflation in any of the countries where we operate would affect our operational results if we shall not be able to match our revenues with growing expenses caused by inflation.

If the rate of inflation will cause a rise in salaries or other expenses and the market conditions will not allow us to raise prices proportionally, it will have a negative effect on the value of our assets and on our potential profitability.

I PENDING LEGAL MATTERS

I. MG Telecom Ltd.

In August 2002, the Company’s wholly-owned UK based subsidiary, Swiftnet Limited filed a summary procedure lawsuit in the court of Tel - Aviv, Israel against MG Telecom Ltd. and its Chief Executive Officer, Mr. Avner Shur. In this lawsuit, we allege an unpaid debt due to us in the amount of $50,000 from MG Telecom for services rendered by us to MG Telecom. The debt arose from an agreement between us and MG Telecom, a provider of calling card services, in which traffic originating from MG Telecom calling cards was delivered through our system in London, England. Mr. Shur signed a personal guarantee agreement to secure MG Telecom’s obligations under the agreement. On August 16, 2005, the court has rendered a judgment in this matter, rejecting our claims. On October 16, 2005, Swiftnet filed an appeal with the district court of Tel - Aviv. Swiftnet believes that it has a meritous ground supporting its claim.

II. Ryfcom Ltd.

In July 2001 the Company’s wholly-owned UK based subsidiary, Swiftnet Limited filed a lawsuit in the court of Petach - Tikva, Israel against Ryfcom, Ltd., a former provider of calling card services, and its Chief Executive Officer, Mr. Paltiel Porat. In this lawsuit, we allege an unpaid debt due to us in the amount of $107,528 from Ryfcom for services rendered by us. The debt arose from an agreement between us and Ryfcom, in which traffic originating from Ryfcom calling cards was delivered through our system in London. Mr. Porat signed a personal guarantee agreement to secure the all of Ryfcom’s obligations under our agreement with Ryfcom. Before the judgment, Mr. Paltiel repaid the amount of approximately $15,000. On January 6, 2003, the court of Petach - Tikva, rendered a judgment in favor of us. According to the judgment Mr. Paltiel has to repay the remainder of the money, approximately $92,000, plus the court fee that was paid by us of approximately $1,500, plus expenses in the amount of $9,300. All amounts are linked until fully paid by the Israeli Consumer Price Index. Mr. Paltiel failed to comply with the January 6, 2003 judgment and as a result thereof Swiftnet filed on May 17, 2004 with the court a request to send Mr. Paltiel a warning that his failure to satisfy the January 6, 2003 judgment will result in Mr. Paltiel being declared insolvent. We are still awaiting the decision of the court.

III. BellSouth Telecommunications, Inc.

On December 1, 2004, we filed before the Public Service Commission (“Commission”) a formal complaint against BellSouth Telecommunications, Inc. (“BellSouth”) for expedited relief, for negotiations, or in the alternative, for final resolution of disputes. This complaint sought credits to our account with BellSouth in the total amount of $386,292.40. We alleged that these charges were improperly billed by BellSouth to our account. BellSouth filed an answer to our complaint denying that the charges were improperly billed. In July 2005, the parties reached a confidential settlement arrangement regarding the disputed charges. The Company does not expect the settlement to have a Material adverse effect on the Company’s operations or financial condition.

IV. MCI Worldcom Limited

The Company’s wholly-owned UK based subsidiary, Swiftnet Limited was served with a claim on October 11, 2005 that was filed by MCI Worldcom Limited (“MCI”) in an English court for the sum of English Sterling Pounds of 1,732,756.74 ($ 3,056,670), including interest (although interest will continue to accrue on a daily basis), for telecommunication services MCI claims it provided to Swiftnet. Swiftnet has been in dispute with MCI regarding amounts due to MCI for telecommunications services provided by MCI to Swiftnet and has been conducting discussions and negotiations with MCI concerning this matter for the last few months. Swiftnet alleges that the disputed charges were improperly billed by MCI to its account for a long time and therefore MCI should credit Swiftnet for a certain amount of the claim. Swiftnet intends to vigorously defend the suit and has submitted what it believes to be a meritorious defense in relation to a significant portion of the amount claimed together with a counter claim.  In addition, MCI continues to send traffic to Swiftnet for termination via Xfone's Israeli subsidiary's network.  Swiftnet is claiming that the amounts owed by MCI to Swiftnet in this regard should be set off as against any amounts being claimed by MCI in the dispute.  The Company's financial statements have for some time carried the full amount due to MCI based on the invoices issued by MCI, as well as an appropriate provision for the credit the company is claiming.  The Company does not believe that the lawsuit will have a material adverse effect on its business or financial condition.

GENERAL AND OTHER MATTERS

Management knows of no matters other than the matters described above that will be presented to the Meeting. However, if any other matters properly come before the Meeting, or any of its postponements or adjournments, the person or persons voting the proxies will vote them in accordance with his or their best judgment on such matters.

SOLICITATION OF PROXIES

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company’s common stock.

STOCKHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next Annual Meeting of Stockholders of the Company will be held. Any proposal by a Stockholder intended to be presented at the Company’s next annual meeting of Stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to Stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

While you have the matter in mind, please complete, sign and return the enclosed proxy card.

By order of the Board of Directors,

Date: January 11, 2006	By:	/s/ Guy Nissenson
Guy Nissenson
President and Chief Executive officer

Appendix A

XFONE, INC.
Minutes of the Board of Directors Meeting
November 1, 2005

The directors of XFONE, INC. (the “Company”) held a meeting on November 1, 2005 at the corporate offices of the Company located at Britannia House 960 High Road London N12 9RY, United Kingdom. The meeting began at 6:30 pm London time.

The following directors were present in person or by telephone and constituted a quorum pursuant to the Bylaws of the Company: Abraham Keinan; Guy Nissenson; Eyal J. Harish; Arie Czertok; Aviu Ben-Horrin. Also present by invitation were: Alon Reisser, the Company's in-house Legal Adviser and Secretary and Alon Mualem, the Company's Chief Financial Officer. Abraham Keinan presided as Chairman of the meeting and Alon Reisser acted as Secretary.

Shemer S. Schwartz was absent and waived his right to attend and to take any action with respect to anything brought on during this meeting.

RESOLUTIONS

After discussion and upon motion duly made, seconded and carried, it was resolved that:

(i)
The Board of Directors calls for a Special Meeting of shareholders to be held at 10:00 am on December 8, 2005, at the Company's offices located at 2506 Lakeland Drive, Suite 405 Jackson, Mississippi, United States (the "Special Meeting"). Only shareholders of record at the close of business on November 14, 2005 shall be entitled to vote at the Special Meeting.

(ii)
The Board of Directors adopts the Company's 2004 Stock Option Plan which is designated for the benefit of employees, officers, directors, consultants and subcontractors of the Company, including its subsidiaries. See Exhibit A. The Board of Directors recommends that shareholders vote FOR the approval of the Company's 2004 Stock Option Plan at the Special Meeting.

Appendix A1

(iii)
The Board of Directors approves the acquisition of I-55 Internet Services, Inc. pursuant to that certain Agreement and Plan of Merger by and among the Company, Xfone USA, Inc., I-55 Internet Services, Inc. and the Principals (as defined therein) dated August 18, 2005 (including the First Amendment to the Agreement and Plan of Merger dated October 10, 2005, and the related Management Agreement dated October 11, 2005), including, the issuance of shares of common stock of the Company and/or warrants to purchase shares of common stock of the Company to shareholders and/or debt-holders of I-55 Internet Services, Inc. See Exhibit B. The Board of Directors recommends that shareholders vote FOR the approval of the acquisition of I-55 Internet Services, Inc. at the Special Meeting.

(iv)
The Board of Directors approves the acquisition of I-55 Telecommunications, LLC pursuant to that certain Agreement and Plan of Merger by and among the Company, Xfone USA, Inc., I-55 Telecommunications, LLC and the Principal (as defined therein) dated August 26, 2005 (including the related Management Agreement dated October 12, 2005), including, the issuance of shares of common stock of the Company and/or warrants to purchase shares of common stock of the Company to shareholders and/or debt-holders of I-55 Telecommunications, LLC. See Exhibit C. The Board of Directors recommends that shareholders vote FOR the approval of the acquisition of I-55 Telecommunications, LLC at the Special Meeting.

(v)
The Board of Directors approves an additional financing transaction by and among the Company and investors (the "Additional Financing"). The Additional Financing should not exceed an aggregate of 1,100,000 shares of common stock at a purchase price of $2.50 per share together with 550,000 warrants to purchase shares of common stock, 275,000 of which are exercisable at $3.00 per share for a period of five years and 275,000 of which are exercisable at $3.25 per share for a period of five years. The Company will enter into a definitive agreement with the investors on or before December 1, 2005. The Board of Directors recommends that shareholders vote FOR the approval of the Additional Financing at the Special Meeting.

(vi)	The Board of Directors ratifies the financial transaction by and among the Company, Xfone USA, Inc., eXpeTel Communications, Inc., Gulf Coast Utilities, Inc. and Laurus Master Fund, Ltd. pursuant to that certain Securities Purchase Agreement dated September 27, 2005, the Related Agreements (as defined therein) and all the other related agreements. See Exhibit D. The Board of Directors recommends that shareholders vote FOR the ratification of this financial transaction at the Special Meeting.

(vii)
The Board of Directors ratifies the financial transaction by and among the Company, Crestview Capital Master, LLC, Burlingame Equity Investors and Mercantile Discount - Provident Funds pursuant to that certain Securities Purchase Agreement dated September 28, 2005, and any other Transaction Documents (as defined therein), including the amendment to the Securities Purchase Agreement dated October 31, 2005. See Exhibit E. The Board of Directors recommends that shareholders vote FOR the ratification of this financial transaction at the Special Meeting.

Appendix A2

ADJOURNMENT

There being no further business and the directors agreed to adjourn the meeting.

Respectfully Submitted,

_/s/Abraham Keinan
Abraham Keinan
Chairman

/s/Alon Reisser
Alon Reisser
Secretary

Appendix B

CHAIFETZ & SCHREIBER, P.C.
Certified Public Accountants 21 Harbor Park Drive N Port Washington, NY 11050 Telephone: (516) 484-8700 Facsimile: (516) 484-8770 www.chaifetzandschreiber.com

CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Xfone, Inc.
960 High Road
London, N12 9RY
UK

Gentlemen:

We consent to the inclusion of our Report of Registered Public Accounting Firm dated March 31, 2005, with respect to the financial statements of Xfone, Inc. and subsidiaries for the year ended December 31, 2004, in the filing of its Form 14A, for Xfone, Inc.

Yours truly,

Date: December 19, 2005	By:	/s/ Melvin S. Schreiber
Melvin S. Schreiber CHAIFETZ & SCHREIBER, P.C.
Port Washington, New York

AppendixB1-

Xfone, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEET

£: Amounts in UK sterling
$: Amount in US dollar

	December 31, 2004	December 31, 2004
		Convenience translation into U.S.$
Current assets
Cash	£797,097	$1,538,397
Accounts receivable, net	2,271,448	4,383,895
Prepaid expenses, other receivables	693,524	1,338,501
Loan to shareholder	123,965	239,252
Total Current Assets	3,886,034	7,500,045
Loan to shareholder	123,966	239,254
Investments	20,885	40,308
Fixed assets
Cost	1,516,854	2,927,528
Less - accumulated depreciation	(261,561)	(504,813)
Total fixed assets	1,255,293	2,422,715
Other assets	57,106	110,215
Total assets	£5,343,284	$10,312,537

Xfone, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEET

	December 31, 2004	December 31, 2004
		Convenience translation into U.S.$
Current liabilities
Notes payable - current portion	£72,041	$139,039
Trade payables	2,035,368	3,928,260
Other liabilities and accrued expenses	224,032	432,382
Obligations under capital leases - current portion	147,988	285,617
Total current liabilities	2,479,429	4,785,298
Deferred taxes	52	101
Notes payable	509,867	984,043
Obligation under capital leases	141,944	273,952
Total liabilities	£3,131,292	$6,043,394
Commitments and Contingencies
Shareholders' equity
Preferred stock - 50,000,000 shares authorized, none issued
Common stock:
25,000,000 shares authorized,(pound).0006896 par value;
6,220,871 issued and outstanding	4,290	8,279
Foreign currency translation adjustment	1,210	2,335
Contributions in excess of par value	1,373,556	2,650,963
Retained earnings	832,936	1,607,566
Total shareholders' equity	2,211,992	4,269,143
Total liabilities and shareholders' equity	£5,343,284	$10,312,537

AppendixB2-

Xfone, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,		Years Ended December 31,
	2004	2003	2004	2003
			Convenience translation into U.S.$
Revenues	£11,330,116	£7,282,181	$21,867,124	$14,054,609
Cost of revenues	(7,991,375)	(4,468,420)	(15,423,353)	-8,624,051
Gross profit	3,338,741	2,813,761	6,443,771	5,430,558
Operating expenses:
Research and development	(25,945)	(44,553)	(50,074)	-85,987
Marketing and selling	(1,626,288)	(1,091,012)	(3,138,736)	-2,105,653
General and administrative	(1,573,726)	(1,011,829)	(3,037,291)	-1,952,830
Total operating expenses	(3,225,959)	(2,147,394)	(6,226,101)	-4,144,470
Operating profit	112,782	666,367	217,670	1,286,087
Financing expenses - net	(83,403)	(44,283)	(160,968)	-85,466
Other income	21,128	15,817	40,777	30,527
Income before taxes	50,507	637,901	97,480	1,231,148
Equity in income of affiliated company	20,885	--	40,308	--
Income before taxes	71,392	637,901	137,788	1,231,148
Taxes on income	(31,518)	(216,456)	(60,830)	-417,760
Net income	£39,874	£421,445	$76,958	$813,388
Ernings Per Share:
Basic	£0.007	£0.08	$0.013	$0.154
Diluted	£0.005	£0.08	$0.009	$0.154

Xfone, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Number of Ordinary Shares	Share Capital	Contributions in excess of par value	Foreign Currency translation adjustments	Retained Earnings	Total Shareholders' Equity
Balance at January 1, 2003	5,060,889	£3,490	£180,219	--	£457,887	£641,596
Issuance of shares	56,795	40	13,295	--	--	13,335
Net income	--	--	--	--	421,445	421,445
Dividend payable	--	--	--	--	(86,270)	(86,270)
Balance at December 31, 2003	5,117,684	£3,530	£193,514	--	£793,062	£990,106
Balance at January 1, 2004	5,117,684	£3,530	£193,514	--	£793,062	£990,106
Issuance of shares	1,103,187	760	1,180,042	--	--	1,180,802
Currency translation	--	--	--	1,210	--	1,210
Net income	--	--	--	--	39,874	39,874
Dividend payable	--	--	--	--	--	--
Balance at December 31, 2004	6,220,871	£4,290	£1,373,556	£1,210	£832,936	£2,211,992
Convenience translation into U.S.$:
Balance at January 1, 2004	5,117,684	$6,495	$356,066	--	$1,459,234	1,821,795
Issuance of shares	1,103,187	1,467	2,277,481	--	--	2,278,948
Currency translation	--	--	--	2,335	--	2,335
Net income	--	--	--	--	76,957	76,957
Change of currency rates	--	317	17,416	--	71,375	89,108
Dividend payable	--	--	--	--	--	--
Balance at December 31, 2004	6,220,871	$8,279	$2,650,963	$2,335	$1,607,566	$4,269,143

AppendixB3-

Xfone, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,		Years Ended December 31,
	2004	2003	2004	2003
			Convenience translation into U.S.$
Cash flow from operating activities
Net income	£39,874	£421,445	$76,957	$813,389
Adjustments to reconcile net income to net
cash (used in) provided by operating activities	(1,011,980)	298,159	(1,953,121)	575,447
Net cash (used in) provided by operating activities	(972,106)	719,604	(1,876,164)	1,388,836
Cash flow from investing activities
Purchase of other assets	(57,816)	--	(111,585)	--
Purchase of equipment	(635,905)	(108,270)	(1,227,297)	(208,961)
Proceeds from sale of fixed assets	--	3,500	--	6,755
Net cash used in investing activities	(693,721)	(104,770)	(1,338,882)	(202,206)
Cash flow from financing activities
Proceeds from long term loans from banks and others	578,741	(4,001)	1,116,970	(7,722)
Repayment of capital lease obligation	(187,357)	(55,862)	(361,599)	(107,814)
Proceeds from issuance of common stock	1,180,802	13,335	2,278,948	25,737
Dividend paid	(86,270)	(63,261)	(166,501)	(122,094)
Net cash provided by (used in) financing activities	1,485,916	(109,789)	2,867,818	(211,893)
Net (decrease) increase in cash	(179,911)	505,045	(347,227)	974,737
Cash, beginning of year	977,008	471,963	1,885,625	910,889
Cash, at end of year	£797,097	£977,008	$1,538,397	$1,885,626
Supplemental disclosures of cash flow information:
Net cash paid during the year for:
Income taxes	£261,896	£14,044	$505,459	$27,105
Interest	£30,347	£11,213	$58,570	$21,641

AppendixB4-

Supplemental Schedule of Noncash Investing and Financing Activities:
For the year ended December 31:

	2004	2003	2004	2003
			Convenience translation into U.S.$
Acquired equipment under capital lease obligation	£319,953	£86,316	$617,509	$166,590
Issuance of shares of common stock for
Compensation for professional services	--	--
Number of shares	37,500	--	37,500	--
Amount	£60,120	--	$116,032	--

Xfone, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS (Contd.)

	Years Ended December 31,		Years Ended December 31,
	2004	2003	2004	2003
			Convenience translation into U.S.$
Depreciation and amortization	£124,200	£89,592	$239,706	$172,913
Bad debt expense	125,333	109,532	241,894	211,397
Stock issued for professional services	--	--	--	--
	249,533	199,124	481,600	384,310
Changes in assets and liabilities:
Increase in trade receivables	(1,132,957)	(412,627)	(2,186,608)	(796,370)
Increase in other receivables	(352,580)	(160,359)	(680,479)	(309,493)
Decrease in shareholder loans	38,805	16,394	74,894	31,640
Equity in earnings of investments	(20,885)	--	(40,308)	--
Decrease in trade payables	397,938	461,247	768,020	890,207
Decrease (increase) in other payables	(155,777)	183,271	(300,650)	353,713
Increase (decrease) in deferred taxes	(36,057)	11,109	(69,590)	21,440
	(1,261,513)	99,035	(2,434,721)	191,137
Total adjustments	£(1,011,980)	£298,159	$(1,953,121)	$575,447

AppendixB5-

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Organization and Nature of Business

A.	Xfone, Inc. (“Xfone”) was incorporated in Nevada, U.S.A. in September, 2000 and is a provider of long distance voice and data telecommunications services, primarily in the United Kingdom.

The Company’ s holdings in subsidiaries are as follows:
Swiftnet Limited (“Swiftnet”) - wholly owned U.K. subsidiary
Xfone U.S.A. Inc. (“Xfone U.S.A.”) located in Mississippi - wholly owned subsidiary.
Xfone 018 Ltd. formerly Xfone Communication Ltd., and Israeli company ("Xfone Israel") - in which the Company holds a 74% ownership share.

The Company entered into an agreement to acquire WS Telecom Inc. a Mississippi corporation, that provides telecommunication services in the southeastern United States. Xfone U.S.A. is managing WS Telecom Inc. under a management agreement (see Note 19). The financial statements consolidate the operations of Xfone, Swiftnet Limited, Xfone Israel and Xfone U.S.A. - (collectively the “Company”).

B.
The financial statements of the Company have been prepared in Sterling (“£”) since this is the currency of the prime economic environment, the U.K., in which the operations of the Company are conducted.

C.
The financial statements have been translated into U.S. dollars using the rate of exchange of the U.S. dollar at December 31, 2004. The translation was made solely for the convenience of the readers. It should be noted that the £ figures do not necessarily represent the current cost amounts of the various elements presented and that the translated U.S. dollar figures should not be construed as a representation that the £ currency amounts actually represented, or could be converted into, U.S. dollars. The representative rate of exchange of the £ at December 31, 2004 was £1 = 1.93 U.S.$.

AppendixB6-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 2 — Significant Accounting Policies

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America. The significant accounting policies followed in the preparation of the financial statements, applied on a consistent basis, are as follows:

A.	Principles of Consolidation and Basis of Financial Statement Presentation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of the Company and its wholly-owned subsidiaries. All significant inter-company balances and transactions have been eliminated in consolidation.

A
minority interest in the loss of a subsidiary will cease to be recorded when it’s respective equity interest is reduced to zero and below. Such unrecorded minority losses will only be recorded as the respective subsidiary’s future profits exceed cumulative unrecorded losses.

B.	Accounts Receivable

Accounts receivable are recorded at net realizable value consisting of the carrying amount less the allowance for uncollectible accounts.

The Company uses the allowance method to account for uncollectible accounts receivable balances. Under the allowance method, an estimate of uncollectible customer balances is made using factors such as the credit quality of the customer and the economic conditions in the market. Accounts are considered past due once the unpaid balance is 90 days or more outstanding, unless payment terms are extended. When an account balance is past due and attempts have been made to collect the receivable through legal or other means, the amount is considered uncollectible and is written off against the allowance balance.

At December 31, 2004 the accounts receivable are presented net of an allowance for doubtful accounts of £268,326.

C.	Investments

Investments in affiliates over which we have a significant influence, but not a controlling interest, are accounted for using the equity method of accounting. All equity investments are periodically reviewed to determine if declines in fair value below cost basis are other than temporary. If the decline in fair value is determined to be other than temporary, an impairment loss is recorded and the investment is written down to a new carrying value. In case of losses the equity of such investments is reduced to zero.

AppendixB7-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 2 — Significant Accounting Policies (Cont.)

D.	Equipment

Equipment is stated at cost. Depreciation is calculated by the declining balance method over the estimated useful lives of the assets. Annual rates of depreciation are as follows:

	Method	Useful Life
Switching equipment	straight line	10 years
Machinery and equipment	reducing balance and straight line	3-4 years
Furniture and fixtures	reducing balance and straight line	4-14 years
Motor vehicles	reducing balance	4 years

E.	Other Intangible Assets

Other intangible assets with determinable lives consist of license for communication services and are amortized over the 20 year term of the license.

F.	Long-Lived Assets

We periodically evaluate the recoverability of the carrying amount of long-lived assets (including property, plant and equipment, and intangible assets with determinable lives) whenever event or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. We evaluate events or changes in circumstances based on a number of factors including operating results, business plans and forecasts, general and industry trends and, economic projections and anticipated cash flows. An impairment, if any, is assessed when the undiscounted expected future cash flows derived from an asset are less than its carrying amount. Impairment losses are measured as the amount by which the carrying value of an asset exceeds its fair value and are recognized in earnings. We also continually evaluate the estimated useful lives of all long-lived assets and periodically revise such estimates based on current events.

G.	Revenue Recognition

The Company’s source of revenues results from charges to customers for the call minutes they use while on the Company’s telecommunications system. Such revenues are recognized at the time this service is rendered. Amounts prepaid by customers are deferred and recorded as a liability and then recorded as revenue when the customer utilizes the service. Messaging services customers are being charged on a per minute basis, per fax page or email. Commissions to agents are accounted as marketing costs for the Company.

AppendixB8-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 2 - Significant Accounting Policies (Cont.)

H.	Reclassification

Certain reclassification of 2003 amounts have been made to conform to the 2004 presentation.

I.	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

J.	Earnings Per Share

Basic earning per share (EPS) is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

K.	Income Taxes

Deferred tax liabilities or assets reflect temporarily differences between amounts of assets and liabilities for financial and tax reporting and are adjusted, as appropriate, to reflect changes in tax rates expected to be in effect when the temporary differences reverse.

L.	Stock-Based Compensation

The Company accounts for equity-based compensation arrangements in accordance with the provisions of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations, and complies with the disclosure provisions of SFAS No. 123, “Accounting for Stock-Based Compensation.” All equity-based awards to non-employees are accounted for at their fair value in accordance with SFAS No. 123. Under APB No. 25, compensation expense is based upon the difference, if any, on the date of grant, between the fair value of the Company’s stock and the exercise price. Pro forma information (see Note 12) regarding the Company’s net income and net earnings per share is required by SFAS No. 123 and has been determined as if the Company had accounted for its employee stock options under the fair value method prescribed by SFAS No. 123.

AppendixB9-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 2 - Significant Accounting Policies (Cont.)

M.	Foreign Currency Translation

Assets and liabilities of subsidiaries operating outside United Kingdom with a functional currency other than Pound are translated into Pounds using year end exchange rates, costs and expenses are translated at the average exchange rate effective during the year. Foreign currency translation gains and losses are included in the shareholders equity section.

N.	Recent Accounting Pronouncements G.

In December 2004, the FASB issued statement of financial Accounting Standards No. 123 (revised) ” Share based payments (revised 2004)” (SFAS 123R) requiring that the compensation cost relating to share based payment transactions be recognized in financial statements. The cost is to be measured based on the fair value of the equity or liability instruments issued. SFAS 123R is effective as of the first interim or annual reporting period beginning after December 15, 2005. We currently expect that the adoption of SFAS 123R will reduce 2005 diluted earnings by £.08 to £.09 per share.

In January 2003, the FASB issued FIN 46, which provides guidance on consolidation of variable interest entities. In December 2003, the FASB referred the effective date of FIN 46 for certain variable interest entities (non special purpose entities) until the first quarter of 2004. The provisions of FIN 46 do not have effect on the consolidated financial statements.

AppendixB10-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 3 — Prepaid Expenses, Other Receivables and Deposits

	December 31, 2004	December 31, 2004
		Convenience translation into U.S.$
Prepaid acquisition costs	£130,143	$251,176
Other prepaid expenses	184,781	356,627
Due from Swiftglobal, Limited (nonaffiliated entity)	24,363	47,021
Due from Story Ltd. (affiliated entity)	15,960	30,803
Due from WS Telecom Inc.	142,429	274,888
Other receivables	195,848	377,986

	£693,524	$1,338,501

AppendixB11-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Contd.)

Note 4 - Loan to the Chairman of the Board and Shareholder

The Company has a non-interest bearing loan of £247,931 due from shareholders. Which has been classified as noncurrent and is to be repaid as follows.:

		Convenience translation into US$
2005	£123,965	$239,252
2006	123,966	239,254
	£247,931	$478,506

Note 5 — Fixed Assets

	December 31, 2004	December 31, 2004
		Convenience translation into U.S.$

Prepaid acquisition costs	£130,143	$251,176
Cost
Equipment held under capital lease	£656,781	$1,267,587
Office furniture and equipment	46,187	89,141
Development costs	92,815	179,133
Compuer equipment	721,071	1,391,667
	£1,516,854	$2,927,528
Accumulated Depreciation under capital lease
Equipment held under capital lease	£125,630	$242,466
Office furniture and equipment	14,693	28,358
Development costs	35,226	67,986
Computer equipment	86,012	166,003
	£261,561	$504,813

AppendixB12-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 6 — Investments

The Company has investments in two business ventures as follows: 47 1/2% of Auracall Limited (“Auracall”) and 40% of Story Telecom Ltd. (“Story”), both start up entities in the U.K. Through December 31, 2004, the cumulative net loss of Story has exceeded the Company’s investments therein, Accordingly, such investments have been reduced to zero. Story and Auracall Limited buy their telecommunications services they resell, from the Company.

Note 7 — Other Assets

	December 31, 2004	December 31, 2004
		Convenience translation into U.S.$
Prepaid acquisition costs	£130,143	$251,176
Cost	£57,816	$111,585
Accumulated amortization	710	1,370
	£57,106	$110,215

During 2004, the Company acquired a communication license for operating Xfone Israel at a cost of £57,816, which is being amortized over 20 year term of the license.

Note 8 — Other Liabilities and Accrued Expenses

	December 31, 2004	December 31, 2004
		Convenience translation into U.S.$
Prepaid acquisition costs	£130,143	$251,176
Corporate taxes	£81,412	$157,125
Professional fees	85,226	164,487
Payroll and other taxes	17,901	34,549
Others	39,493	76,221
	£224,032	$432,382

AppendixB13-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 9 — Notes Payable

	December 31, 2004	December 31, 2004
		Convenience translation into U.S.$
Prepaid acquisition costs	£130,143	$251,176
First National Finance - maturity 2005, annual	£2,000	$3,860
Interest rate 7.16%
Newcourt - maturity 2004-5, annual interest rate 7.16%	1,167	2,252
Bank Hapoalim - maturity, October 2009 annual interest of the bank's prime rate plus 1%, payable in 58 equal payments of	380,497	734,359
Pound 7,654 including interest
Shareholder (minority interest holder) due and payable, November 2008
annual interest at Israeli consumer price index plus 4%	198,244	382,611
	581,908	1,123,082
Less current portion	72,041	139,039
	£509,867	$984,043

Five years maturity of long term debts is as follows:

		Convenience translation into US$
December 31,
2005	£72,041	$139,039
2006	73,560	141,971
2007	78,564	151,629
2008	282,153	544,555
2009	75,590	145,888
	£581,908	$1,123,082

AppendixB14-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 10 — Capital Lease Obligations

The Company is the lessee of switching and other equipment under capital leases expiring in various years through 2007. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The assets are depreciated over their estimated productive lives. Depreciation of assets under capital leases is included in depreciation expense for 2004.

Minimum future lease payments under capital leases as of December 31, 2004 for each of the next four years are:

		Convenience translation into US$
December 31,
2005	£164,079	$316,672
2006	117,961	227,665
2007	33,674	64,991

Total minimum lease payments	315,714	609,328
Less: amount representing interest	(25,782)	(49,759)

Present value of net minimum lease payment	£289,932	$559,569

Interest rates on capitalized leases vary up to 9.6%, per annum.

AppendixB15-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 11 — Income Taxes

The Company does not file consolidated tax returns.

The following table reflects the Company’s deferred tax assets and (liabilities) at December 31, 2004:

		Convenience translation into US$
Defered tax liabilities:	£27,103	$52,309
Accelerated tax writeoff of fixed assets
Deferred tax assets:
Allowance for doubtful debts	27,051	52,208
Net deferred taxes liabilities	£52	$101

AppendixB16-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 11 — Income Taxes (cont.)

The provision for income taxes differs from the amount computed by applying the statutory income tax rates to income before taxes as follows:

	Years Ended December 31,	Years Ended December 31,
	2004	2004		2003
		Convenience translation into U.S.$
Income tax computed at statutory rate	£17,969	£160,550	$34,680	$309,862
Effect of tax authority adjustments	11,601	12,435	22,390	24,000
Other	--	1,638	--	3,161
Effect of permanent differences (including	--
effect of nonconsolidated tax filings)	1,948	42,656	3,760	82,326
Utilization of net operating loss	--	(823)	--	(1,589)
Provision for income taxes	£31,518	£216,456	$60,830	$417,760

Note 12 — Commitments & Contingencies

Xfone entered into an agreement with an investor in Israel, whereby the later purchased 26% interest in Xfone Israel owned by an existing shareholder through providing a bank guarantee of £1,203,731 ($2,321,116) to the Ministry of Communications of the State of Israel which replaced an existing bank guarantee given by the Company. As part of the agreement, the Company agreed to indemnify the investor for any damage caused to him due to the forfeiture of the bank guarantee with the Ministry of Communications on account of any act and/or omission of Xfone, provided that the said act or omission is performed against the opinion of the investor or without his knowledge. Further, the Company agreed that if at the end of the first two years of Xfone Israel business activity, its revenues shall be less than £1,037,200 ($2,000,000), or if it shall cease business activity (at any time), the Company shall secure the return of the bank guarantee to the investor.

AppendixB17-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 13 — Capital Structure, Stock Options

In connection with a Stock Purchase Agreement, clarified on July 30, 2001, Campbeltown Business Limited (“Campbeltown”), an entity owned by the Nissenson family including the Company’s President and principal Executive Officer, a shareholder, holds options from the Company and one of its directors to purchase 500,000 additional shares of the Company for the amount of $200,000. This transaction can be executed either by the Company issuing new shares, or by the director selling his private shares as long as he has an adequate amount of shares, as the director will decide. This option will expire on December 31, 2005.

The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. The common stock has no pre-emptive or conversion rights or other subscription rights. There are no sinking fund provisions applicable to the common stock.

During January 2004, the Company issued 17,500 shares and 17,500 Warrants A, and 17,500 Warrants B for consulting services. In addition the Company granted 100,000 Warrants A for legal services. During February 2004, the Company granted 50,000 Warrants A for consulting services.

On February 12, 2004, the Company closed an offering of 986,737 restricted shares of common stock, with 1,136,737 Warrants A and 986,737 Warrants B. The Company sold 969,237 shares of common stock with a Warrants A and B attached for aggregate proceeds of £1,580,278. Costs associated with this funding were £433,051 from the proceeds of the offering and an additional 150,000 Warrant A, valued at 33,179. Each Warrant A, which is not freely transferable, entitles the owner to purchase one share, until not later than January/February 2009 at an exercise price of $5.50. Each Warrant B, which is not freely transferable, entitles the owner to purchase one share, until not later than until the earlier of 10 days after our common stock is traded on the NASDAQ Small Cap or the American Stock Exchange. The Warrants B are exercisable at an exercise price of $3.50. Warrants B were expired on November 2004 according to the warrants terms. The Company sold shares with attached Warrants A and B to a total of 16 persons and 8 entities.

The offering agreement requires the Company is issue additional shares for nil consideration to the participants of the offering under certain conditions, as defined. Accordingly, on November 17, 2004, the Company issued 109,716 shares according to this agreement.

AppendixB18-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 13 — Capital Structure, Stock Options (cont.)

The following restricted stock was issued, in Pounds during 2004:

Month Issued	Number of Shares	Price Per share	Share capital	Contributions in excess of par Value	Total issue Price
February	986,737	1.628	£680.00	£1,605,728	£1,606,408
Cost of issuance in February				(433,051)	(433,051)
May	3,000	1.618	2	4,852	4,854
July	3,734	0.694	2	2,589	2,591
November	109,716		76	(76)	0
	1,103,187		£760.00	£1,180,042	£1,180,802

Stock Option Plan

In November 2004, the Company’s board of directors approved the adoption of the principal items forming the Company’s 2004 stock option plan (The “Plan”) for the benefit of employees, officers, directors, consultants and subcontractors of the Company including it’s subsidiaries.

The purpose of the Plan is to enable the Company to attract and retain the best available personnel for positions of substantial responsibility, to ,provide an incentive to such persons presently engaged with the Company and to promote the success of the Company business.

The Plan will provide for the grant of options an aggregate of 5,500,000 shares of the Company’s common stock. The Plan shall be administered by the board to determine the persons to whom options are granted, the number of options that are granted, the number of shares to be covered by each option, the options may be exercised and whether the options is an incentive or non-statutory option.

At November 24, 2004 3,200,000 options were granted under the plan described above according to the following terms:

Option exercise price — $3.5, vesting date - 12 month from the date of grant, expiration date - 5 years from the vesting date.

AppendixB19-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 13 — Capital Structure, Stock Options (cont.)

Stock Option Plan (cont..)

Transactions related to the above Plan during the period ending December 31, 2004 were as follows:

	2004	Exercise price
Options outstanding at the beginning of the period	--	--
Granted	3,200,000	$3.50
Forfeited	--	--
Options outstanding at the end of the period	3,200,000	$3.50
Exercised at end of the period	--	--
Weighted average fair value of options granted	--	$0.427

The following table summarize information about options outstanding and exercisable at December 31, 2004:

	Options Outstanding
Price range	Number outstanding 12.31.2004	Average remaining life (years)	Average exercise price
$3.50	3,200,000	6	$3.50

AppendixB20-

Xfone, Inc. and Subsidiaries

Note 13 — Capital Structure, Stock Options (cont)

Stock Option Plan (cont.)

The Company accounts for stock options plan grants to employees and directors in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB No. 25). Under APB No. 25, there is no compensation cost recognized for the Company’s stock option plan, because the options granted under the plan have an exercise price greater than the market value of the underlying stock at the grant date. Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (SFAS No. 123), as amended, allows, but does not require companies to record compensation cost for fixed stock option plans using a fair value based method. As permitted by SFAS No. 123, the Company elected to account for compensation cost for the stock option plan using the intrinsic value based method under APB No. 25. See Recent Accounting Pronouncements section of this Note for discussion of recently issued rules regarding accounting for share-based payments. The following table sets forth pro forma information as if compensation cost had been determined consistent with the requirements of SFAS No. 123. The fair value of the options granted was estimated on the date of grant using Black-Scholes option pricing model.

Proforma reporting based on the fair value method

	Period Ended December 31, 2004
	Reported	Proforma
Cost of compensation - net	£--	£708,615
Net income (loss) for the period	39,874	(668,741)
Basic net earnings (loss) per share	0.007	(0.111)
Diluted net earning (loss) per share	0.005	(0.077)

AppendixB21-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 14 — Earnings Per Share

	Year Ended December 31, 2004
	Income (Numerator)	Shares (Denominator)	Weighted Average Per Share Amounts	Per Share Amounts
			Convenience translation into U.S. $
Net Income	£39,874
Basic EPS:
Income available to common stockholders	£39,874	5,998,252	£0.00	$0.013

Effect of dilutive securities:
Options and warrants	--	2,634,698	--	--
Diluted EPS:
Income available to common stockholders	£39,874	8,632,950	£0.00	$0.009

	Year Ended December 31, 2003
	Income (Numerator)	Shares (Denominator)	Weighted Average Per Share Amounts	Per Share Amounts
			Convenience translation into U.S. $
Net Income	£421,445
Basic EPS:
Income available to common stockholders	£421,445	5,098,286	£0.08	$0.154

Effect of dilutive securities:
Options and warrants	--	500,000	--	--
Diluted EPS:
Income available to common stockholders	£421,445	5,598,286	£0.08	$0.154

AppendixB22-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 15 — Selected Statement of Operations Data

		Years Ended December 31,		Years Ended December 31,
		2004	2003	2004	2003
				Convenience translation into U.S.$
A	Marketing & Selling:
	Advertising	£60,363	£25,365	116,500	$48,954
	Consultancy	75,471	83,970	145,659	162,062
	Commissions	1,408,860	964,623	2,719,099	1,861,723
	Others	81,594	17,054	157,474	32,914
		£1,626,288	£1,091,012	$3,138,732	$2,105,653
B	General & Administrative:
	Salaries & benefits	£835,495	£410,024	$1,612,505	$791,346
	Rent & maintenance	233,196	84,121	450,068	162,354
	Communications	23,005	4,830	44,400	9,322
	Professional fees	149,911	224,087	289,328	432,488
	Bad debts	125,333	109,532	241,893	211,397
	Depreciation	51,376	89,592	99,156	172,913
	Others	155,410	130,124	299,941	251,138
		£1,573,726	£1,052,310	$3,037,291	$2,030,958

AppendixB23-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 15 — Selected Statement of Operations Data (cont.)

	Years Ended December 31,		Years Ended December 31,
	2004	2003	2004	2003
Financing Expenses, Net:			Convenience translation into U.S.$
Bank charges	£33,420	£31,013	$64,501	$59,854
Interest on capital leases	17,581	9,578	33,931	18,486
Foreign currency exchange	31,027	2,305	59,882	4,449
Other interest and charges	1,375	1,387	2,654	2,677
	£83,430	£44,283	$160,968	$85,466

AppendixB24-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 16 - Related Party Transactions

Refer to notes 4 and 13 for additional related party activity

	Years Ended December 31,		Years Ended December 31,
	2004	2003	2004	2003
			Convenience translation into U.S.$
Shareholder's salaries	£120,736	£147,407	$233,020	$284,496
Bonus	£5,000	£-0	$9,650	$--
Cambeltown Business Limited:
Fees	£57,000	£55,000	$110,010	$106,150
Consultancy	£44,643	£41,237	$86,161	$79,587
Due to Campbeltown	£6,950	£6,950	$13,414	$13,414
Accrued expenses	£18,243	£-	$35,209	$--
Vision Consulatants Limited:
Fees	£101,643	£55,000	$196,171	$106,150
Story Telecom Limited:

* Revenues	£4,778,564	£2,715,231	$9,222,629	$5,240,396
Trade payable	£-	£22,771	$--	$43,948
Commissions	£296,339	£38,930	$571,934	$75,135

*Due from Story Telecom - net	£1,137,863	£413,644	$2,196,076	$798,333
*Directly and indirectly through Global VOIP Ltd.
Auracall Limited:
**Revenues	£909,007	£318,774	$1,754,384	$615,234
Commissions	£496,822	£171,234	$958,866	$330,482
Due to Auracall - net	£86,097	£4,533	$166,167	$8,749
Trade payable	£-	£18,040	$--	$34,817
** Resulting from Auracall sales
Dionysos Limited:			$--	$--
Fees	£16,274	£-	$31,409	$--

AppendixB25-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 17 — Financial Commitments

The Company has annual rent commitments under a non-cancellable operating lease of £38,200, which terminates in December 2012. Rent expense for the two years ended December 31, 2004 and 2003, were £51,026 and £49,500, respectively.

The Company has a performance based incentive agreement with its Chairman of the Board and Campbeltown which provides to each person/entity 1% of the Company’s revenues exclusive of revenues from Story.

The Company has an 18 month renewable consulting agreement with Campbeltown, which was renewed on November 2004. Under this agreement Campbeltown agrees to provide (a) analysis of proposed acquisitions; (b) such markets for the Company’s telecommunications services in additional countries; (c) formulate strategies for the Company’s future growth plans; and (d) introduce potential customers to the Company’s business. The Company is obligated to pay Campbeltown £2,000 ($3,860) per month plus an additional performance bonus based upon monthly revenue targets as follows:

Target Monthly Revenue	Monthly Bonus	Convenience Translation US$
Up to£125,000	£--	$--
From£125,000 to£150,000	£1,250	$2,413
From£150,000 to£175,000	£2,500	$4,825
Over£175,000	£2,750	$5,308

The Company has commission agreements with various resellers that are entitled to 10% of the revenues that they generate.

The Company anticipates annual maintenance of equipment to be approximately£50,000 ($96,500).

AppendixB26-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 18 — Economic Dependency and Credit Risk

Approximately, 42% and 22% of total 2004 revenues were derived, respectively, from two customers and approximately 36% and 18% of total 2003 revenues were derived, respectively, from two customers.

Approximately, 48% and 21% of the total accounts receivable at 2004 were due from two customers.

Approximately, 20%, 20%, 20% and 12% of the Company’s purchases are from four suppliers for the year ended December 31, 2004, and 31%, 24%, 20% and 15% are from two suppliers for the year ended December 31, 2003.

The Company may periodically maintain cash balances at a commercial bank within the countries that it operates which are in excess of respective government insurance limits.

Note 19 — Segment Information

The percentage of the Company’s revenues is derived from the following segments.

	Years Ended December 31,
	2004	2003

Telephone minute billing plus messaging services, including facsimilie, nodal, and e-mail related services	52%	55%
Mobile phone service	4%	7%
Calling cards	44%	38%
	100%	100%

AppendixB27-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 19 — Segment Information (cont.)

The Company has four major types of customers:

•	Residential - These customers either must dial “dial 1 service” or acquire a box that dials automatically.

•	Commercial - Smaller business are treated the same as residential customers. Larger businesses’ PBX units are programmed.

•	Governmental agencies - Include the United Nations World Economic Forum, the Argentine Embassy and the Israeli Embassy.

•	Resellers, such as WorldNet and Vsat - We provide them with our telephone and messaging services. For WorldNet we also provide the billing system.

	Years Ended December 31,		Years Ended December 31,
	2004	2003	2004	2003
			Convenience translation into U.S.$
Revenues
Telephone & messaging	£5,930,541	£3,996,732	$11,445,945	$7,713,692
Mobile	480,451	503,475	927,270	971,707
Calling Cards	4,919,124	2,781,974	9,493,909	5,369,210
Total Revenues	£11,332,116	£7,282,184	$21,867,124	$14,054,609
Direct Operating Expenses
Telephone & Messaging	£4,789,133	£2,370,941	$9,243,027	$4,575,916
Mobile	375,598	416,918	724,904	804,652
Calling Cards	4,578,359	2,604,703	8,836,233	5,027,077
Total Direct Operating Expenses	£9,743,090	£5,392,562	£18,804	10,407,645

AppendixB28-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 19 — Segment Information (cont.)

	Years Ended December 31,		Years Ended December 31,
	2004	2003	2004	2003
			Convenience translation into U.S.$
Direct Operating Profit
Telephone & Messaging	£1,141,408	£1,625,791	$2,202,918	$3,137,776
Mobile	104,853	86,557	202,366	167,055
Calling Cards	340,765	177,271	657,676	342,133
Total Profits	£1,587,026	£1,889,619	$3,062,960	$3,646,964
Corporate and common operating expenses	£1,474,244	£1,223,252	£2,845,290	$2,360,875
Operating Profit	£112,782	£666,367	$217,670	$1,286,089

The assets of the Company are for common usage for all reportable segments.

AppendixB29-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 19 — Segment Information (cont.)

	Years Ended December 31,		Years Ended December 31,
	2004	2003	2004	2003
			Convenience translation into U.S.$
Revenues
England	£9,722,528	£7,282,181	$18,764,479	$14,054,609
United States	1,598,344	--	3,084,804	--
Israel	9,244	--	17,841	--
Total revenues	£11,330,116	£7,282,181	$21,867,124	$14,054,609
Direct Operating Expenses
England	£8,841,441	£5,392,562	$17,063,981	$10,407,645
United States	882,908	--	1,704,012	--
Israel	18,741	--	36,170	--
Total direct operating expenses	£9,743,090	£5,392,562	£18,804,163	£10,407,645
Direct Operating Profit (Loss)
England	£881,087	£1,889,619	$1,700,498	$3,646,964
United States	715,436	--	1,380,792	--
Israel	(9,497)	--	(18,329)	--
	£1,587,026	£1,889,619	£3,062,961	£3,646,964
Corporate and common operating expenses
England	£805,285	£1,223,252	$1,554,200	$2,360,875
United States	584,186	--	1,127,479	--
Israel	84,773	--	163,612	--
	£1,474,244	£1,223,252	£2,845,291	£2,360,875
Operating Profit
England	£75,802	666,367	$146,298	$1,286,089
United States	131,250	--	253,313	--
Israel	(94,270)	--	(181,941)	--
Operating Profit	£112,782	£666,367	£217,670	£1,286,089

AppendixB30-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 20 - Management Agreement

On July 1, 2004, in conjunction with this acquisition (see Note 21), Xfone USA also entered into a management agreement with WS Telecom. The management agreement provides that WS Telecom hires and appoints Xfone USA as manager to be responsible for the operation and management of all of WS Telecom’s business operations, including:

•	Personnel - Supervising the current employees and independent contractors of WS Telecom with the authority to hire, discharge and direct personnel for the conduct of the business;

•	Accounting - Supervision and administration of all accounting and the maintenance of all books and records for the business;

•	Contracts - Maintain all existing contracts necessary for the operation of the business and the authority to enter into or renew contract in WS Telecom’s name;

•	Policies and procedures - Preparation of all policies and procedures for the operation of the business; and

•	Budgets - Preparation of all operating, capital or other budgets.

In consideration of these management services, WS Telecom has assigned and transferred as of July 1, 2004 to Xfone USA all revenues generated from the operations of the business and Xfone USA has agreed to pay from the revenues the normal operating, maintenance, administrative and similar expenses of the business. Further, WS Telecom designates Xfone USA as the controlling party of the current operating accounts of the business. In addition, Xfone USA, in its discretion, will have the right to make advances or loans to WS Telecom payable on demand (or if no demand payable in equal quarterly installments of principal and interest) for an amount up to $500,000, with interest at 7% per annum from the date advanced until paid for the payment of any amounts due during the term of the management agreement for any of the “special liabilities” as defined in the management agreement. Two senior executives of WS Telecom have jointly and severally, unconditionally guaranteed the prompt payment when due of these manager loans.

	For the Six months ended December 31, 2004	Convenience translation into US$
Revenue	£1,598,344	$3,084,804
Cost of sales	882,908	1,704,012
Gross profit	715,436	1,380,792
Selling, general and administration	665,902	1,285,191
Taxes on income	17,719	34,198
Net income after tax expenses	£31,815	$61,403

AppendixB31-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 21 — Subsequent Events

A.	In March 2005, Xfone Communications Ltd. officially changed its name to Xfone 018 Ltd.

B.	On January 31, 2005 the Company transferred a 5% ownership share in Xfone Israel to an unrelated party.

C.
The Company granted to certain employees on February 6, 2005 a total of 730,000 options subject to the principles of the stock option plan of the Company and according to the following terms: The “Vesting Date” of the options will be over a period of 4 years as follows: 25% of the options are vested after a year from the Date of Grant. Thereafter, 1/16 of the options are vested every 3 months for the following 3 years. Expiration date for all abovementioned options is 5.5 years from the Date of Grant.

D.
On March 10, 2005, the Company consummated its merger with WS Telecom, Inc., d/b/a/ eXpeTel Communications, Inc., a Mississippi corporation and its subsidiaries (“eXpeTel”) through Xfone, Inc.‘s subsidiary Xfone USA, Inc. In connection with this acquisition and according to the agreement, the Company is committed to issue 663,650 restricted shares of its common stock representing a market value of $2,200,000. The Company also is committed to issue a number of warrants with a value of $1,300,000, the value of which will be calculated as of the date the Company and WS Telecom Inc. enter into a Management Operating Agreement, assuming 90% volatility of the underlying share of common stock of the Company in accordance with the Black Scholes option - pricing model.

The Company anticipates that this acquisition will require, approximately $1,000,000 for working capital.

Proforma Information

The following proforma information has been prepared assuming the acquisition had occurred as of December 31, 2004 for balance sheet purposes and as of January 1, 2004 for statement of operations purposes:

Proforma Combined Consolidated Balance Sheets

December 31, 2004

	Xfone Inc. Consolidated	WS Telecom Inc. d/b/a eXpeTel (Unaudited)	Proforma Adjustments (Unaudited)	Proforma Combined (Unaudited)	Proforma Combined Convenience translation into US$ (Unaudited)
Current Assets	£3,886,034	£463,352	(180,561)	£4,168,825	$8,045,832
Loan to shareholder	123,966	--	--	123,966	239,254
Investments	20,885	--	--	20,885	40,308
Fixed Assets	1,255,293	588,079	--	1,843,372	3,557,708
Excess of costs over for value	--
of net assets acquired	--	--	1,900,002	1,900,002	3,667,005
Other Assets	57,106	70,051	--	127,157	245,413
Total Assets	£5,343,284	£1,121,482;	£1,719,441	£8,184,207	$15,795,520
Currnt Liabilities	2,479,429	1,084,597	(180,561)	3,383,465	6,530,087
Long Term Liabilities	651,863	121,787	--	773,650	1,493,145
Shareholders Equity	2,211,992	(84,902)	1,900,002	4,027,092	7,772,288

Total liabilities and Shareholders' Equity	£5,343,284	£1,121,482;	£1,719,441	£8,184,207	$15,795,520

AppendixB32-

Xfone, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 21 — Subsequent Events (cont.)
Proforma Information (cont.)

Proforma Combined Consolidated Statement of Operations

For the Year Ended December 31, 2004

	Xfone Inc. Consolidated	WS Telecom Inc. d/b/a eXpeTel (Unaudited)	Proforma Adjustments (Unaudited)	Proforma Combined (Unaudited)	Proforma Combined Convenience translation into US$ (Unaudited)
Revenues	£11,330,1£	1,597,697	£--	£12,927,813	$24,950,679
Cost of Revenues	(7,991,375)	(883,422)	--	(8,874,797)	(17,128,358)

Gross Profit	3,338,741	714,275	--	4,053,016	7,822,321
Operating expenses	(3,225,959)	(663,261)	--	(3,889,220)	(7,506,195)
Operating profit	112,782	51,014	--	163,796	316,126
Financing expenses - net	(83,403)	(23,338)	--	(106,741)	(206,010)
Other income	21,128	(43,400)	--	(22,272)	(42,985)
Income before taxes	50,507	(15,724)	--	34,783	67,131
Equity in income of affiliated
Company	20,885	--	--	20,885	40,308
Income before taxes	71,392	(15,724)	--	55,668	107,439
Taxes on income	(31,518)	--	--	(31,518)	(60,830)
Net income	£39,874	£15,724	£--	£24,150	£46,609
Earning per Share:
Basic	£0.007			£0.004	$0.008
Diluted	£0.005			£0.003	$0.006

AppendixB33-

Xfone, Inc. and Subsidiaries

CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2005
Unaudited

AppendixB34-

Xfone, Inc. and Subsidiaries

CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2005
Unaudited

AppendixB35-

Xfone, Inc. and Subsidiaries

BALANCE SHEETS

	September 30,	December 31,	September 30,
	2005	2004	2005
	Unaudited	Audited	Unaudited
			Convenience translation into U.S.$
Current assets

Cash	£1,598,897	£797,097	$2,811,660

Accounts receivable, net	3,113,272	2,271,448	5,474,688

Prepaid expenses and other receivables	959,143	693,524	1,686,654

Loan to shareholder	123,965	123,965	217,992

Total Current Assets	£5,795,277	£3,886,034	$10,190,994

Loan to shareholder	123,966	123,966	217,994

Investments	64,728	20,885	113,824

Fixed assets

Cost	2,460,478	1,516,854	4,326,751

Less - accumulated depreciation	(446,574)	(261,561)	(785,300)

Total fixed assets, net	2,013,904	1,255,293	3,541,451

Other Assets, net	2,523,958	57,106	4,438,380

Total assets	£10,521,833	£5,343,284	$18,502,643

The accompanying notes are an integral part of these consolidated financial statements
AppendixB36-

Xfone, Inc. and Subsidiaries

BALANCE SHEETS

	September 30,	December 31,	September 30,
	2005	2004	2005
	Unaudited	Audited	Unaudited
			Convenience translation into U.S.$

Current liabilities
Bank Credit and current portion of Note payables	£415,336	£72,041	$730,368
Trade payables	3,062,604	2,035,368	5,385,591
Other liabilities and accrued expenses	900,028	224,032	1,582,697
Obligations under capital leases - current portion	138,723	147,988	243,944

Total current liabilities	£4,516,691	£2,479,429	$7,942,600

Deferred taxes	35,942	52	63,204
Notes payable	546,000	509,867	960,140
Severance Pay	7,011	-	12,329
Obligations under capital lease	66,793	141,944	117,455
Convertible Notes	1,074,341	-	1,889,229

Total liabilities	£6,246,778	£3,131,292	$10,984,957

Shareholders' equity
Preferred stock - 50,000,000 shares authorised, none issued
Common stock:
25,000,000 shares authorized, £.000677 par value;
6,887,671 issued and outstanding
(December 31, 2004 - 6,220,871)	4,660	4,290	8,195
Foreign currency translation adjustment	134,850	1,210	237,134
Contributions in excess of shares	3,318,079	1,373,556	5,834,842

Retained earnings	817,467	832,936	1,437,515

Total shareholders' equity	4,275,056	2,211,992	7,517,686

Total liabilities and shareholders' equity	£10,521,833	£5,343,284	$18,502,643

The accompanying notes are an integral part of these consolidated financial statements

AppendixB37-

Xfone, Inc. and Subsidiaries

STATEMENTS OF OPERATIONS

					Convenience translation into U.S.$
	Three months Ended		Nine months Ended		Three months Ended	Nine months Ended
	September 30,		September 30,		September 30,	September 30,
	2005	2004	2005	2004	2005	2005
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited

Revenues	£3,419,183	£2,704,934	£9,912,515	£7,244,644	$6,012,634	$17,431,158
Cost of revenues	(2,326,743)	(2,004,086)	(6,662,272)	(5,181,121)	(4,091,578)	(11,715,605)

Gross profit	1,092,440	700,848	3,250,243	2,063,523	1,921,056	5,715,553

Operating expenses:
Research and development	(5,625)	(13,890)	(15,625)	(33,890)	(9,892)	(27,477)
Marketing and selling	(334,742)	(427,858)	(991,802)	(1,114,656)	(588,644)	(1,744,084)
General and administrative	(678,594)	(364,540)	(2,098,173)	(786,188)	(1,193,307)	(3,689,637)

Total operating expenses	(1,018,961)	(806,288)	(3,105,600)	(1,934,734)	(1,791,842)	(5,461,197)

Operating profit (loss)	73,479	(105,440)	144,643	128,789	129,214	254,356
Financing expenses - net	(26,928)	(33,596)	(68,203)	(26,368)	(47,353)	(119,935)
Equity in income of affiliated company	(3,689)	-	43,843	-	(6,487)	77,098
Loss from hurricane Katrina	(181,055)	-	(181,055)	-	(318,385)	(318,385)
Other income	4,312	41,438	17,452	48,459	7,583	30,689

Income before minority interest and taxes	(133,881)	(97,598)	(43,320)	150,880	(235,428)	(76,177)

Minority Interest	5,592	-	59,584	-	9,834	104,779

Income Before taxes	(128,288)	(97,598)	16,265	150,880	(225,594)	28,602

Taxes on income	9,485	24,719	(31,734)	(49,831)	16,679	(55,804)

Net (loss) income	£(118,803)	£-72,879	£(15,469)	£101,049	($208,915)	($27,202)

(Loss) Earnings Per Share:
Basic	£-0.017	£-0.010	£-0.002	£0.020	-$0.030	-$0.004

Diluted	£-0.017	£-0.010	£-0.002	£0.010	-$0.030	-$0.004

The accompanying notes are an integral part of these consolidated financial statements
AppendixB38-

Xfone, Inc. and Subsidiaries

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

				Other Comprehensive
				income
	Number of		Contributions	Foreign currency			Total
	Ordinary	Share	in excess of	translation	Retained	Comprehensive	Shareholders'
	Shares	Capital	par value	adjustments	Earnings	income	Equity

Balance at January 1, 2004	5,117,684	£3,530	£193,514	£-	£793,062	£-	£990,106
Issuance of shares	1,103,187	760	1,180,042	-	-		1,180,802
Currency Translation	-	-	-	1,210	-	1,210	1,210
Net income	-	-	-	-	39,874	39,874	39,874

Balance at December 31, 2004	6,220,871	£4,290	£1,373,556	£1,210	£832,936	£41,084	£2,211,992

Unaudited
Balance at January 1, 2005	6,220,871	4,290	1,373,556	1,210	832,936	£-	£2,211,992
Stock issued during the
period (See note 5)	666,800	370	1,188,201	-	-		1,188,571
Warrants issued during the
period (See note 5)	-	-	756,322	-	-		756,322
Currency Translation	-	-	-	133,640		133,640	133,640
Net loss	-	-	-	-	(15,469)	(15,469)	(15,469)

Balance at September 30, 2005	6,887,671	£4,660	£3,318,079	£134,850	£817,467	£118,171	£4,275,056

Unaudited
Convenience translation into U.S.$:
Balance at January 1, 2005	6,220,871	7,545	2,415,398	2,128	1,464,717	$-	3,889,788
Stock issued during the
period (See note 5)	666,800	650	2,089,452	-	-		2,090,102
Warrants issued during the
period (See note 5)	-	-	1,329,992	-	-		1,329,992
Currency Translation	-	-	-	235,006		235,006	235,006
Net loss	-	-	-	-	(27,202)	(27,202)	(27,202)

Balance at September 30, 2005	6,887,671	$8,195	$5,834,842	$237,134	$1,437,515	$207,804	$7,517,686

The accompanying notes are an integral part of these consolidated financial statements
AppendixB39-

Xfone, Inc. and Subsidiaries

STATEMENTS OF CASH FLOWS

	Nine months Ended		Nine months Ended
	September 30 ,		September 30 ,
	2005	2004	2005
	Unaudited	Unaudited	Unaudited
			Convenience translation into U.S.$

Cash flow from operating activities
Net (loss) income	£(15,469)	£101,049	$(27,202)
Adjustments to reconcile net cash
used in operating activities	503,935	(881,235)	886,169

Net cash provided by (used in) operating activities	488,466	(780,186)	858,967

Cash flow from investing activities
Purchase of other assets	(117,348)	(11,063)	(206,356)
Purchase of equipment	(253,743)	(712,900)	(446,207)
Net cash acquired through purchase of WS Telecom	76,594	-	134,691
Acquisition of Ws Telecom	(244,208)	-	(429,440)

Net cash used in investing activities	(538,705)	(723,963)	(947,312)

Cash flow from financing activities
Repayments of long term loans from banks and others	(257,336)	(23,885)	(452,526)
Repayment of capital lease obligation	(124,274)	0	(218,536)
Proceeds from short term loans from banks	217,937	221,849	383,242
Dividend paid	-	(86,270)	-
Proceeds from issuance of convertable notes	1,015,713		1,786,131
Proceeds from issuance of common stock	-	1,376,889	-

Net cash provided by financing activities	852,040	1,488,583	1,498,311

Net Increase (Decrease) in cash	801,800	(15,566)	1,409,966

Cash, beginning of year	797,097	977,008	1,401,694

Cash at end of period	£1,598,897	£961,442	$2,811,660

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
For the period ended September 30, 2005
	Nine months Ended		Nine months Ended
	September 30 ,		September 30 ,
	2005	2004	2005
			Convenience translation into U.S.$
Acquisition of WS Telecom	£1,862,000	-	$3,274,327

Acquiring equipment under capital
lease obligation		157,660

Granting of shares of common stock
and warrants for professional services:
Number of shares and warrants	19,819	52,500	19,819

Amount	£22,675	£28,533	$39,874

The accompanying notes are an integral part of these consolidated financial statements

AppendixB40-

Xfone, Inc. and Subsidiaries

STATEMENTS OF CASH FLOWS (Cont.)

(1) Adjustments to reconcile net (loss) income to net cash provided by operating activities

	Nine months Ended		Nine months Ended
	September 30,		September 30,
	2005	2004	2005
	Unaudited	Unaudited	Unaudited
			Convenience translation into U.S.$

Depreciation and amortization	£226,271	£79,216	$397,898
Bad debt expense	231,822	9,274	407,658
Severance pay	7,011		12,329
Equity in earnings of investments	(43,843)	-	(77,098)
Minority interest	(59,584)	-	(104,778)
Stock issued for professional services	22,675	-	39,874
	384,352	88,490	675,883

Changes in assets and liabilities:
Increase in trade receivables	(594,147)	(748,959)	(1,044,807)
Increase in other receivables	(227,630)	(514,186)	(400,287)
Increase in trade payables	815,643	51,721	1,434,308
Increase (Decrease) in other payables	89,827	241,699	157,960
Increase in deferred taxes	35,890	-	63,112

Total adjustments	119,583	(969,725)	210,286

	£503,935	£(881,235)	$886,169

The accompanying notes are an integral part of these consolidated financial statements

AppendixB41-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -	Organization and Nature of Business

	A.	Xfone, Inc. ("Xfone") was incorporated in Nevada, U.S.A. in September, 2000 and is a provider of voice and data telecommunications services, primarily in the United Kingdom.
Xfone’s holdings in subsidiaries are as follows:
Swiftnet Limited("swiftnet") - wholly owned U.K subsidiary
Xfone U.S.A Inc("Xfone U.S.A") located in Mississippi- wholly owned subsidiary,
Xfone 018 Ltd, an Israeli company("Xfone 018")- in which Xfone holds a 69% ownership share.

On April 15, 2004, we established an Israel based subsidiary, Xfone Communication Ltd. (which changed its name to Xfone 018 Ltd. in March 2005). On July 4, 2004, the Ministry of Communications of the State of Israel granted Xfone 018 a license to provide international telecom services in Israel. We started providing services in Israel through Xfone 018 as of mid-December 2004. Headquartered in Petach Tikva, Israel, Xfone 018 Ltd. is a telecommunications service provider that owns and operates its own facilities-based telecommunications switching system.

Xfone entered into an agreement to acquire WS Telecom Inc. a Mississippi corporation, that provides telecommunication services in the southeastern United States.Xfone U.S.A managed WS Telecom Inc. under a management agreement until March 10, 2005 (See note 8 and note 9 ).

The financial statements consolidate the operations of Xfone, Swiftnet , Xfone 018 and Xfone U.S.A - (collectively the "Company").

	B.	The financial statements of the company have been prepared in Sterling ("£") since this is the currency of the prime economic environment, the U.K., in which the majority of the operations of the Company are conducted.

	C.	The financial statements have been translated into U.S. dollars using the rate of exchange of the U.S. dollar at
September 30, 2005. The translation was made solely for the convenience of the readers. It should be noted that the £
figures do not necessarily represent the current cost amounts of the various elements presented and that the translated
U.S. dollars figures should not be construed as a representation that the £ currency amounts actually represented, or could be converted into, U.S. dollars. The representative rate of exchange of the £ at September 30, 2005 was £1 =
1.7585 U.S.$.

AppendixB42-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 2 -	Significant Accounting Policies

The financial statements are prepared in accordance with generally accepted accounting principles in the United States. The significant accounting policies followed in the preparation of the financial statements, applied on a consistent basis, are as follows:

	A.	Principles of Consolidation and Basis of Financial Statement Presentation - The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of the Company and its wholly-owned subsidiaries. All significant inter-company balances and transactions have been eliminated in consolidation.

A minority interest in the loss of a subsidiary will be recorded according to the respective equity interest of the minority and up to it's exposure and/or legal obligation to cover the subsidiary losses in case of equity reduced to zero or below.

	B.	Accounts Receivable

Accounts receivable are recorded at net realizable value consisting of the carrying amount less the allowance for uncollectible accounts.

The Company uses the allowance method to account for uncollectible accounts receivable balances. Under the allowance method, estimate of uncollectible customer balances is made using factors such as the credit quality of the customer and the economic conditions in the market. Accounts are considered past due once the unpaid balance is 90 days or more outstanding, unless payment terms are extended. When an account balance is past due and attempts have been made to collect the receivable through legal or other means the amount is considered uncollectible and is written off against the allowance balance.

At September 30, 2005 the accounts receivable are presented net of an allowance for doubtful accounts of £414,860

	C.	Investments
Investments in affiliates over which we have a significant influence, but not a controlling interest, are accounted for using the equity method of accounting. All equity investments are periodically reviewed to determine if declines in fair value below cost basis are other than temporary. If the decline in fair value is determined to be other than temporary, an impairment loss is recorded and the investment is written down to a new carrying value.
In case of losses the equity of such investments is reduced to zero.

	D.	Equipment

Equipment is stated at cost. Depreciation is calculated by the declining balance method over the estimated useful lives of

	Methods	Useful Life
Switching equipment	straight line	10 years
Machinery and equipment	reducing balance and straight line	3-4 years
Furniture and fixtures	reducing balance and straight line	4-14 years
Motor vehicles	reducing balance	4 years

AppendixB43-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 2 -	Significant Accounting Policies (Cont.)

	E.	Other intangible assets
Other intangible assets with determinable lives consist of license for communication services and are amortized over the 20 year term of the license.

	F.	Long -Lived Assets

The management periodically evaluate the recoverability of the carrying amount of long-lived assets (including property, plant and equipment, and intangible assets with determinable lives) whenever event or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. The management evaluate events or changes in circumstances based on a number of factors including operating results, business plans and forecasts, general and industry trends and, economic projections and anticipated cash flows. An impairment, if any, is assessed when the undiscounted expected future cash flows derived from an asset are less than its carrying amount. Impairment losses are measured as the amount by which the carrying value of an asset exceeds its fair value and are recognized in earnings.
The management also continually evaluate the estimated useful lives of all long-lived assets and periodically revise such estimates based on current events.

	G.	Revenue Recognition

The Company's source of revenues results from charges to customers for the call minutes they use while on the Company's telecommunications system. Such revenues are recognized at the time this service is rendered. Amounts prepaid by customers are deferred and recorded as a liability and then recorded as revenue when the customer utilizes the service. Messaging services customers are being charged on a per minute basis, per fax page or email. Commissions to agents are accounted as marketing costs for the Company.

	H.	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

AppendixB44-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 2 -	Significant Accounting Policies (Cont.)

	I.	Earnings Per Share

Basic earning per share (EPS) is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

	J.	Income Taxes

Deferred tax liabilities or assets reflect temporarily differences between amounts of assets and liabilities for financial and tax reporting and are adjusted, as appropriate, to reflect changes in tax rates expected to be in effect when the temporary differences reverse.

	K.	Stock-Based Compensation

The Company accounts for equity-based compensation arrangements in accordance with the provisions of Accounting Principles Board
("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations, and complies with the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." All equity-based awards to non-employees are accounted for their fair value in accordance with SFAS No. 123. Under APB No. 25, compensation expense is based upon the difference, if any, on the date of grant, between the fair value of the Company's stock and the exercise price.
Pro forma information (See note 5) regarding the Company's net income (loss) and net earnings (loss) per share is required by SFAS No 123 and has been determined as if the Company had accounted for its employee stock options under the fair value method prescribed by SFAS No. 123

	L.	Foreign currency translation

Assets and liabilities of subsidiaries operating outside United kingdom with a functional currency other then Pound are translated into Pounds, the reporting currency, using year end exchange rates. Sales ,costs and expenses are translated at the average exchange rate effective during the period.
Foreign currency translation gains and losses are included in the shareholders' equity section.

	M.	Goodwill and Indefinite-Lived Purchased Intangible Assets

In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets", goodwill acquired in business combination is assigned to reporting units that are expected to benefit from the synergies of the combination as of the acquisition date. The company assesses goodwill and indefinite-lived intangible assets for impairment annually at the end of each year and more frequently if events and circumstances indicate impairment may have occurred in accordance with SFAS No. 142.
SFAS 142 also requires that the fair value of indefinite-lived purchased intangible assets be estimated and compared to the carring value.
The company recognizes an impairment loss when the estimated fair value of the indefinite-lived purchased intangible assets is less than the carrying value.

AppendixB45-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 2 -	Significant Accounting Policies (Cont.)

	N.	Recent Accounting Pronouncements

In December 2004, the FASB issued statement of financial Accounting Standards No.123 (revised)"Share based payments(revised 2004)"
(SFAS 123R) requiring that the compensation cost relating to share based payment transactions be recognized in financial statements. The cost is to be measured based on the fair value of the equity or liability instruments issued. SFAS 123R is effective as of the first interim or annual reporting period beginning after December 15, 2005.

In December 2003, the Financial Accounting Standards Board revised statement of Financial Accounting Standards No. 132, 'Employers' Disclosures
about Pensions and Postretirement Benefits". This Statement requires additional disclosures about the assets, obligations, cash flows and net periodic benefit cost of defined benefit pension and other postretirement plans. SFAS 132R had no effect on the consolidated financial statement.

On March 9, 2004, the United States Securities and Exchange Commission issued Staff Accounting Bulletin No. 105, "Application of
Accounting Principles to Loan Commitments". SAB 105 summarizes the views of the SEC staff regarding the application of generally accepted accounting principles to loan commitments accounted for as derivative instruments. adoption of SAB 105 do not have a material impact on the Company's consolidated results of operations or financial position.

In March 2004, the Emerging Issues Task Force reached a consensus on the application of EITF Issue 03-1, " The Meaning of Other-Than-
Temporary Impairment and Its Application to Certain Investments," in determining when an investment is impaired, whether the impairment is other than temporary and the measurement of the impairment loss. The Company does not believe that the application of EITF Issue 03-1 will have a material impact on the Company's consolidated financial statements.

In January 2003, the FASB issued FIN 46 , which provides guidance on consolidation of variable interest entities. In december
2003 , the FASB referred the effective date of FIN 46 for certain variable interest entities( Non special purpose entities)
until the first quarter of 2004. Our adoption of the provisions of FIN 46 and FIN 46R did not have effect on our consolidated financial statements.

AppendixB46-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 3 - Other Assets, net

	As of September 30,	Convenience translation into
	2005	US$
	Unaudited	Unaudited
Goodwill in connection with
the purchase of WS Telecom	£2,174,008	$3,822,993
Other tangible assets	231,104	$406,396
Deferred Notes expenses	118,846	$208,991
	£2,523,958	$4,438,380

The Company recongnizes an impairment loss when the estimated fair value of the indefinite-lived purchased intangible assets is less than its carrying value, based on the guidelines of SFAS 142 (See also note 2M.)

Note 3 - Loan to the Sharholder

The Company has a non-interest bearing loan totaling £247,931 due from its Chairman of the Board. These loans are to be repaid on the following schedule:

2,005	£123,965
2,006	123,966
£247,937

Note 4 - Long-Term Debt and Capital Lease Obligations

The Company leases certain switching equipment in the United Kingdom, the United States and Israel under capital leases expiring in various years through 2007. The assets and liabilities under these capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The assets are depreciated over their estimated productive lives. The effective interest rates on these capital leases vary up to 9.6%.

Minimum future lease payments under capital leases as of September 30, 2005 through maturity of the capital leases are:

Year 1	£138,723
Year 2	£66,793

AppendixB47-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 4 - Long-Term Debt and Capital Lease Obligations- continue

The company has notes payable bearing interest varying from 4% to 7.16% annualy.

Five years maturity of long term debts is as follows:

Year 1	£415,336
Year 2	£175,960
Year 3	£105,328
Year 4	£250,137
Year 5	£14,575

The minority shareholders loan to Xfone 018 is presented net of minority interest £ 59,584 which reflects the minority part of the loss for the period.

Our Israeli based subsidiary, Xfone 018 Ltd. has received credit facilities from Bank Hapoalim B.M. in Israel to finance its start-up activities. The credit facility includes a revolving credit line of 1,000,000 New Israeli Shekels ("NIS") and a short-
term credit line of 850,000 NIS. In addition, the bank made available to Xfone 018 a long-term facility of 3,150,000 NIS to procure equipment. The credit facilities are secured with: (a) a floating charge on Xfone 018 assets; (b) a fixed charge on its telecommunication equipment (including switches); (c) subordination of a Term Note of $800,000 (in favor of the
Company); (d) assignment of rights by way of pledge on the Partner Communications Company Ltd. contract and the Credit companies contracts with Xfone 018; (e) personal collateral by Abraham Keinan and Guy Nissenson, which includes a stock pledge. The Company agreed to indemnify Abraham Keinan and/or Guy Nissenson on account of any damage and/or loss and/or expense (including legal expenses) that they may incur in connection with the stock pledge and/or any other obligation made by them to Bank Hapoalim in connection with the collateral; (f) The Company and
Swiftnet Limited issued a Letter of Guarantee, unlimited in amount, in favor of the bank, guaranteeing all debt and indebtedness of Xfone 018 towards the bank.

AppendixB48-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 5 — Capital Structure, Stock Options

During 2005, the Company granted 14,550 shares to employees, agents and subcontructors from it's compensation fund stock pool. The shares value as of the granting day was £18,171
In addition the Company granted 8,419 warrants for consulting services, valued £4,504 according to
Black-Scholes option pricing model. Each Warrant is valid for 5 years and exercisable into one share of restricted common stock at an exercise price of $5.50 per share.

In connection with the acquisition of W S Telecom, the Company issued 663,650 restricted shares of its common stock representing a market value of £ 1,170,400, and 561,216 warrants with a value
£691,600 (see also Note 9). Each Warrant is valid for 5 years and exercisable into one share with a strike price that is 10% above the closing price of the Company's common stoch at the date of the acquisition.

In connection with our September 28, 2005 financing transaction with Laurus Master Fund, Ltd. the Company issued 157,500 warrants with a value of £ 60,612 (see also Note 10). Each warrant is valid for 5 years and exercisable into one share of common stock at $3.80 per share.

Stock Option Plan

In November 2004, the Company’s board of directors approved the adoption of the principal items forming the Company’s 2004 stock option plan (The “Plan”) for the benefit of employees, officers, directors, consultants and subcontractors of the Company including it’s subsidiaries.
The purpose of the Plan is to enable the Company to attract and retain the best available personnel for positions of substantial responsibility, to ,provide an incentive to such persons presently engaged with the Company and to promote the success of the Company business.
The Plan provides for the grant of options in an aggregate of 5,500,000. The Plan is administered by the board to determine the persons to whom options are granted, the number of options that are granted, the number of shares to be covered by each option, when the options may be exercised and whether the options are an incentive or non-statutory options.

The Company granted 5,130,000 options out of this plan, of which 1,930,000 options were granted in 2005.

The Company accounts for stock options plan grants to employees and directors in accordance with Accounting Principles Board Opinion No. 25,
“Accounting for Stock Issued to Employees” (APB No. 25). Under APB No. 25, there is no compensation cost recognized for the
Company’s stock option plan, because the options granted under the plan have an exercise price greater than the market value of the underlying stock at the grant date. Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based
Compensation” (SFAS No. 123), as amended, allows, but does not require companies to record compensation cost for fixed stock option plans using a fair value based method. As permitted by SFAS No. 123, the Company elected to account for compensation cost for the stock option plan using the intrinsic value based method under APB No. 25. See Recent Accounting Pronouncements section of this Note for discussion of recently issued rules regarding accounting for share-based payments. The following table sets forth pro forma information as if compensation cost had been determined consistent with the requirements of SFAS No. 123.
The fair value of the options granted was estimated on the date of grant using Black-Scholes option pricing model.

AppendixB49-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 5 — Capital Structure, Stock Options -(Cont.)

Weighted average fair value of options granted during the quarter was £ 0.61

Proforma reporting based on the fair value method:

	Three months	nine months
	Ended	Ended
	September 30,	September 30,
	2005	2005
	Unaudited	Unaudited

Net (loss) income as reported	(£118,803)	(£15,469)
compensation expense determined under
fair value method	(£74,028)	(£213,229)

Pro forma net (loss) income	(£192,831)	(£228,698)

Pro forma basic net (loss) income per share	(£0.028)	(£0.034)

Pro forma diluted net (loss) income per share	(£0.028)	(£0.034)

Note 6 — Economic Dependency And Credit Risk

Approximately 23% of total revenues in the three month period ended September 30,
2005 and 25% for the nine months period ended September 30, 2005 , and 36% of total accounts receivable as of September 30, 2005 are derived from a related entity.
In addition, 36% of total accounts receivable as of September 30, 2005 are derived from a related entity.

AppendixB50-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 7 — Segments information
The percentage of the Company's revenues is derived from the following segments:

	For the 3 months	For the 3 months	For the 9 months	For the 9 months
	Period Ended	Period Ended	Period Ended	Period Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
	Unaudited	Unaudited	Unaudited	Unaudited
Telephone minute billing plus data and messaging
services,including facsimile, nodal, and e-mail
related services	71%	40%	69%	43%
Mobile phone services	2%	4%	3%	5%
Calling cards	27%	56%	28%	52%
	100%	100%	100%	100%

The Company has four major types of customers:
o Residential - including customers who must dial a special code to access our switch or acquire a box that dials automatically.
o Commercial - Smaller business are treated the same as residential customers. Larger businesses’ PBX (Telephony system) units are programmed to dial the special code automatically or connect directly through a T1 (24 telephone channels / lines).
o Governmental agencies - Including the United Nations World Economic Forum, the Argentine Embassy, the Spanish Embassy and
the Israeli embassy.
o Resellers - We provide them with our telephone and messaging services for a wholesale price. For WorldNet our largest reseller, we also provide the billing system.

	For the 3 months	For the 3 months	For the 9 months	For the 9 months	For the 3 months	For the 9 months
	Period Ended	Period Ended	Period Ended	Period Ended	Period Ended	Period Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2005
	Unaudited	Unaudited	Unaudited	Unaudited	Convenience translation into US$
Revenues:
Telephone & Messaging	£2,424,609	£1,085,187	£6,808,991	£3,132,265	$4,263,676	$11,973,612
Mobile	57,654	114,434	312,653	378,759	101,384	549,799
Calling cards	936,920	1,505,313	2,790,871	3,733,620	1,647,573	4,907,747
	3,419,183	£2,704,934	£9,912,515	£7,244,644	$6,012,634	$17,431,158
Direct Operating Profit:
Telephone & Messaging	1,012,210	£251,171	£3,009,203	£1,740,074	$1,779,972	$5,291,685
Mobile	5,603	49,888	50,542	95,698	9,852	88,878
Calling cards	74,627	399,789	190,498	227,751	131,231	334,990
	1,092,440	£700,848	£3,250,243	£2,063,523	1,921,056	5,715,553
Corporate common
operating expenses	1,018,961	£806,288	£3,105,600	£1,934,734	1,791,842	5,461,198

Operating profit (loss)	£73,479	£(105,440)	£144,643	£128,789	$129,214	$254,356

The company maintains operations in the United Kihgdom, The United States and Israel:

	For the 3 months	For the 3 months	For the 9 months	For the period	For the 3 months	For the 9 months
	Period Ended	Period Ended	Period Ended	Period Ended	Period Ended	Period Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2005
	Unaudited	Unaudited	Unaudited	Unaudited	Convenience translation into US$
Revenues:
United Kingdom	£2,105,968	£2,704,934	£6,304,092	£7,244,644	$3,703,346	$11,085,747
United States	862,631	0	2,625,530	0	1,516,937	4,616,995
Israel	450,584	0	982,893	0	792,351	1,728,417
	£3,419,183	£2,704,934	£9,912,515	£7,244,644	$6,012,634	$17,431,158

Long-lived assets			As of September 30, 2005	As of December 31, 2004		As of September 30, 2005 Convenience translation
United Kingdom			£488,891	£610,741		$859,715
United States			3,121,845	0		5,489,765
Israel			927,126	701,658		1,630,351
			£4,537,862	£1,312,399		$7,979,831

AppendixB51-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 8 - Management Agreement with W.S Telecom

On July 1, 2004, in conjunction with this acquisition (see Note 9), Xfone USA also entered into a management agreement with WS Telecom.
The management agreement provides that WS Telecom hires and appoints Xfone USA as manager to be responsible for the operation and management of all of WS Telecom’s business operations, including:

• Personnel - Supervising the current employees and independent contractors of WS Telecom with the authority to hire, discharge and direct personnel for the conduct of the business;
• Accounting - Supervision and administration of all accounting and the maintenance of all books and records for the business;
• Contracts - Maintain all existing contracts necessary for the operation of the business and the authority to enter into or renew contract in WS Telecom’s name;
• Policies and procedures - Preparation of all policies and procedures for the operation of the business; and
• Budgets - Preparation of all operating, capital or other budgets.

In consideration of these management services, WS Telecom has assigned and transferred as of July 1, 2004 to Xfone USA all revenues generated from the operations of the business and Xfone USA has agreed to pay from the revenues the normal operating, maintenance, administrative and similar expenses of the business. Further, WS Telecom designates Xfone USA as the controlling party of the current operating accounts of the business. In addition, Xfone USA, in its discretion, will have the right to make advances or loans to
WS Telecom payable on demand (or if no demand payable in equal quarterly installments of principal and interest) for an amount up to $500,000, with interest at 7% per annum from the date advanced until paid for the payment of any amounts due during the term of the management agreement for any of the “special liabilities” as defined in the management agreement.
Two senior executives of WS Telecom have jointly and severally, unconditionally guaranteed the prompt payment when due of these manager loans.

The management agreement was terminated on March 10, 2005, upon the consummation of the merger.

As of March 10, 2005 included in the consolidated statements of operations is the following :

	For the period	Convenience translation
	Ended	into US$ as of
	March 10, 2005	March 10, 2005
	Unaudited	Unaudited
Revenue	£762,086	$1,432,722
Cost of sales	418,634	787,032
Gross profit	343,452	645,690
Selling,general and administration	300,892	565,677

Net income	£42,560	$80,013

AppendixB52-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 9 — Acquisition of W S Telecom

On March 10, 2005, the Company consummated its merger with WS Telecom, Inc., d/b/a/ eXpeTel Communications,
Inc., a Mississippi corporation and its subsidiaries through the company's subsidiary Xfone USA.
Accordingly , the results of operations for WS Telecom have been included in the accompanying consolidated financials statements from that date forward.

The aggregate acquisition price was £ 2,106,208, which included cash in the amount of £ 244,208 and the Company issued 663,650 restricted
shares of its common stock representing a market value of £ 1,170,400.
The value of the stock was determined based on the weighed average price of the share over the ten trading days preceding the trading immediately proir to the date the company entered into the management operating agreement.
The Company also issued 561,216 warrants with a value of £691,600, the value of which was calculated as of the date the Company and WS Telecom Inc. enter into a management operating Agreement, assuming 90% volatility of the underlying share of common stock of the company in accordance with the Black Scholes option - pricing model.

Following is a condensed balance sheet showing the fair values of the assets acquired and the liabilities assumed as of the date of acquisition:

	As of March 10 2005	Convenience translation into US$ as of March 10, 2005
	Unaudited	Unaudited
Current Assets	£594,082	$1,116,874
Property and equipment	697,462	1,311,229
Intengible assets	70,693	132,903
Goodwill arising in the acquisition	2,054,680	3,862,798

Current Liabilities	1,110,622	2,087,969
Long term debts	160,229	301,231
Other long term obligations	39,858	74,933

Net Assets acquired	£2,106,208	$3,959,671

AppendixB53-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 9 — Acquisition of W S Telecom- (cont.)

Out of the £ 70,693 of intangible assets acquired, £ 15,104 has been assigned to deposits, which are not being amortized.The £ 55,589 balance of acquired intangibles is being amortized over 2 to 20 years.

On March 10, 2005, the Company consummated its merger with WS Telecom, Inc., d/b/a/ eXpeTel Communications,
Results of operations for WS Telecom are included in the consolidated financials statements
Following are the pro forma amounts for the 9 months ended September 30, 2005 assuming that the acquisition was made on January 1, 2004:

	For the 9 months Period EndedSeptember 30, 2005	Convenience translation into US$
	Unaudited	Unaudited
Net sales	£9,912,515	$17,431,158

Net loss	£(15,469)	$(27,202)

Loss per share:
Basic	£-0.002	$-0.004

Diluted	£-0.002	$-0.004

	For the 9 months Period Ended September 30, 2004	Convenience translation into US$
	Unaudited	Unaudited
Net sales	£9,607,879	$16,895,454

Net income	£17,033	$29,953

Earnings per share:
Basic	£0.003	$0.005

Diluted	£0.002	$0.004

AppendixB54-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 10 — Convertible Notes

On September 27, 2005, a Securities Purchase Agreement was entered for a $2,000,000 financial transaction by and among the Company, Xfone USA, Inc., eXpeTel Communications, Inc., Gulf
Coast Utilities, Inc. and Laurus Master Fund, Ltd. The investment, which takes the form of a convertible note secured by the Company’s United States assets, has a 3 -year term and bears interest at a rate equal to prime plus 1.5% per annum. The Note is convertible, under certain conditions, into shares of the Company’s common stock at an initial price equal to $3.48 per share.
The closing of the financing was on September 28, 2005. Net proceeds from the financing are mainly to be used for procurement of capital equipment and general working capital purposes for the Company and Xfone USA, Inc., eXpeTel Communications, Inc. and Gulf Coast Utilities, Inc.

Note 11 — Subsequent Events

a. Equity Financing:

On September 28, 2005, a Securities Purchase Agreement was entered for a $2,212,500 financial transaction by and among the Company, Crestview Capital Master, LLC,
Burlingame Equity Investors and Mercantile Discount - Provident Funds. Upon the closing of the financial transaction on October 31, 2005, the Company issued to the investors an aggregate of 885,000 shares of common stock at a purchase price of $2.50 per share together with, 221,250 warrants at $3.00 per share and 221,250 warrants at $3.25 per share. Upon the closing of the financial transaction on October 31, 2005, we issued to the investors an aggregate amount of 885,000 shares of common stock.
The net proceeds of the financing are expected to be used for general working capital and/or investment in equipment and/or for acquisitions and/or business development.

b. Agreement and Plan of Merger to acquire I-55 Internet Services, Inc:

On August 18, 2005, the Company entered into an Agreement and Plan of Merger to acquire
I-55 Internet Services, Inc., a Louisiana corporation (the “Merger Agreement”). On
September 13, 2005, the Company filed a Form 8-K discussing the impact of Hurricane
Katrina on the transaction contemplated by the Merger Agreement. On October 10, 2005, the Company entered into a First Amendment to the Merger Agreement, by and among I-55
Internet Services, the Company, Xfone USA, Inc., the Company’s wholly-owned United
States subsidiary and Hunter McAllister and Brian Acosta, key employees of I-55 Internet
Services, in order to induce the Company and Xfone USA not to terminate the Merger

AppendixB55-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 11 — Subsequent Events (cont.)

Agreement due to a material adverse effect that Hurricane Katrina has had on the assets and business of I-55 Internet Services. As part of the amendment and since the merger of I-55
Internet Services with and into Xfone USA has not been consummated yet, in the interim, the parties agreed and entered into on October 11, 2005 a Management Agreement (the
"Management Agreement") that provides that I-55 Internet Services hires and appoints
Xfone USA as a manager to be responsible for the operation and management of all of I-55
Internet Services business operations, including among other things personnel, accounting, contracts, policies and budget. In consideration of the management services to be provided under the Management Agreement, I-55 Internet Services assigns and transfers to Xfone
USA, Inc. all revenues generated and expenses incurred in the ordinary course of business during the term of the Management Agreement. The term of the Management Agreement commenced on October 11, 2005 and shall continue until the consummation of the
Merger, provided that the Management Agreement may be terminated by either party at any time after March 1, 2006 upon 30 days prior notice. The completion of the merger is subject to the satisfaction of certain conditions, including shareholders approval.

c. Agreement and Plan of Merger to acquire I-55 Telecommunications, L.L.C.

On August 26, 2005, the Company entered into an Agreement and Plan of Merger (the
“Merger Agreement”) to acquire I-55 Telecommunications, LLC, , a Louisiana corporation
(“I-55 Telecommunications”). On September 13, 2005, the Company filed a Form 8-K discussing the impact of Hurricane Katrina on the transaction contemplated by the Merger
Agreement. To date, the merger of I-55 Telecommunications with and into Xfone USA has not been consummated yet. In the interim, and demonstrative of the Company’s intention to continue on with the transaction contemplated by the Merger Agreement, the Company and
I-55 Telecommunications executed on October 12, 2005 a Management Agreement (the
“Management Agreement”), providing that I-55 Telecommunications hires and appoints
Xfone USA as manager to be responsible for the operation and management of all of I-55
Telecommunication’s business operations. In consideration of the management services to be provided under the Management Agreement, I-55 Telecommunications assigns and transfers to Xfone USA all revenues generated and expenses incurred in the ordinary course of business during the term of the Management Agreement. The term of the Management
Agreement commenced on October 12, 2005 and shall continue until the consummation of the Merger, provided that the Management Agreement may be terminated by either party at any time after March 1, 2006 upon 30 days prior notice. The completion of the merger is subject to the satisfaction of certain conditions, including shareholders approval and regulatory approvals.

AppendixB56-

Xfone, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 11 — Subsequent Events (cont.)

d. Contingencies

The Company’s wholly-owned UK based subsidiary, Swiftnet Limited was served with a claim on October 14, 2005 that was filed by MCI Worldcom Limited (“MCI”) in an English court for the sum of English Sterling Pounds of 1,732,756.74, including interest (although interest will continue to accrue on a daily basis), for telecommunication services MCI claims it provided to Swiftnet. Swiftnet has been in dispute with MCI regarding amounts due to
MCI for telecommunications services provided by MCI to Swiftnet and has been conducting discussions and negotiations with MCI concerning this matter for the last few months.
Swiftnet alleges that the disputed charges were improperly billed by MCI to its account for a long time and therefore MCI should credit Swiftnet for a certain amount of the claim.
Swiftnet intends to vigorously defend the suit and believes that it has a meritous defense in relation to a significant portion of the amount claimed.
The Company's financial statements have for some time carried the full amount due to MCI based on the invoices issued by MCI, as well as an appropriate provision for the credit the company is claiming.
AppendixB57-

APPENDIX C

I-55 Internet Services Inc. Introduction
A - MD & A
B - I-55 Internet Services Inc. - Financial Statements September 2005
C - I-55 Internet Services Inc. - Financial Statements December 31, 2004 and 2003

I-55 Telecommunications, LLC. Introduction
A - MD& A
B - I-55 Telecommunications, LLC. - Financial Statements September 2005
C - I-55 Telecommunications, LLC. - Financial Statements December 31, 2004

AppendixC-1

A. I-55 Internet Services, Inc.

Incorporated on May 25th, 1998, in the State of Louisiana. Based out of Hammond, LA, I-55 Internet currently services customers in Louisiana, Mississippi and Alabama. I-55 Internet offers a full suite of Internet products including but not limited to: dial-up, DSL, Dedicated Access from 1.5mps to 150mps, email services, web hosting, webpage design, collocation and networking services. With dial-up revenues declining, I-55 Internet created a bundled product consisting of full featured voice lines, high speed DSL connectivity coupled with a variety of long distance plans. Initial reception for the bundled product has been very positive with a conversion rate of 30 percent of existing customers whom were offered the new product. The DSL and bundled product is expected to be a growth revenue area as marketing efforts begin in 2006.
Other growth products include Network Services, which currently provides networking services for a majority of the local banks, car dealerships and the Tangipahoa parish school system as well. Web development continues to provide other sources of revenue, providing web development, programming, graphic design, web hosting, multimedia development and content management solutions to customers throughout the United States.

A - MANAGEMNENT DISCUSSION & ANALYSIS

INTRODUCTION

Management’s discussion and analysis of results of operations and financial condition (“MD&A”) is provided as a supplement to the accompanying financial statements and footnotes to help provide an understanding of our financial condition, changes in financial condition and results of operations.

•
CAUTION CONCERNING FORWARD-LOOKING STATEMENTS AND RISK FACTORS. This section discusses how certain forward-looking statements made by us throughout the MD&A and in the financial statements are based on our present expectations about future events and are inherently susceptible to uncertainty and changes in circumstances.

•
OVERVIEW. This section provides a general description of our business, as well as recent developments that we believe are important in understanding the results of operations and to anticipate future trends in those operations.

•
RESULTS OF OPERATIONS. This section provides an analysis of our results of operations for the nine months ended September 30, 2005, compared to the results of the nine months ended September 30, 2004, and an analysis of the balance sheet for the nine months ended September 30, 2005, compared to the results of the year end December 31, 2004. A brief description is provided of transactions and events, including related party transactions that impact the comparability of the results being analyzed.

•
LIQUIDITY AND CAPITAL RESOURCES. This section provides an analysis of our financial condition and cash flows as of and for the nine months ended September 30, 2005, as compared to the nine months ended September 30, 2004.

•	IMPACT OF INFLATION AND CURRENCY FLUCTUATIONS. This section provides an analysis of the currencies impact on our revenues, expenses, assets and liabilities.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS AND RISK FACTORS

The following discussion should be read in conjunction with our financial statements and the notes thereto and the other financial information appearing elsewhere in this document. In addition to historical information, the following discussion and other parts of this document contain certain forward-looking information. When used in this discussion, the words “believes,”“anticipates,”“expects,” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected due to a number of factors beyond our control. The terms “Company”, “we”, “our”, or “us” that are used in this discussion refer to I-55 Internet Services, Inc. We do not undertake to publicly update or revise any of the forward-looking statements even if experience or future changes show that the indicated results or events will not be realized. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. You are also urged to carefully review and consider our discussions regarding the various factors, which affect our business, included in this section and elsewhere in this report.

I-55 Internet MD&A
AppendixC-2

Factors that might cause actual results, performance or achievements to differ materially from those projected or implied in such forward-looking statements include, among other things: (i) the impact of competitive products; (ii) changes in law and regulations; (iii) limitations on future financing; (iv) increases in the cost of borrowings and unavailability of debt or equity capital; (v) our inability to gain and/or hold market share; (vi) managing and maintaining growth; (vii) customer demands; (viii) market and industry conditions, (ix) the success of product development and new product introductions into the marketplace; (x) the departure of key members of management; as well as other risks and uncertainties that are described from time to time in our filings with the Securities and Exchange Commission.

OVERVIEW

I-55 Internet Services, Inc. provides internet access and related services throughout the Southeast united States to individuals and businesses located predominantly in rural markets. We offer an array of internet services tailored to meet the needs of individuals and business subscribers including dial-up, high speed dedicated access and web services. I-55 offers its services in various prices and packages that allow subscribers to customize their subscription with services that also meet their particular requirements. The primary services of the Company are dial-up and DSL internet access services and various applications such as email, the World Wide Web, internet relay chat, file transfer protocol and Usenet news access. The Company also performs services such as installation of various networking equipment, website design and other internet access installation services.

RESULTS OF OPERATIONS

As of September 30, 2005 approximately 70% of the majority of revenues were derived from our customers located in the Southeast Louisiana region. Our revenues are dependent upon the following factors:

•	A continuing demand for our services from customers desiring a local Provider

•	Individual economic conditions in our markets

•	Our ability to market our services and continually develop technological advances that allow us to offer a high-quality product at a competitive price.

We have three major types of customers:

•	Residential — These customers are in the category of dial-up or DSL primarily practicing personal use.

•
Commercial — These are primarily small to medium sized businesses that utilize multi-user DSL networks, a high bandwidth T-1 line, as well as Network hardware repair and server backup services. We also market our Web Design service to this market group.

•
Governmental agencies — Includes the local school system consisting of 36 schools that we provide access to via a DS3, as well as the housing community for the local university that serves over 50 student apartments via a fiber line.

I-55 Internet MD&A
AppendixC-3

Financial Information — Percentage of Revenues

	Year ended December 31
	2004	2003
Revenues	100.00	100.00
Cost of service	-50.76%	-48.30%
Gross Profit	49.24%	51.70%
Operating Expenses:
General and Administrative	-39.90%	-39.54%
Depreciation	-3.58%	-3.29%
Amortization	-2.37%	-2.20%
Total Operating Expenses	-45.85%	-45.03%
Other income		0.01%
Loss on the disposal of property and equipment	-0.33%	0.01%
Finance expense	-6.86%	-6.27%
Net (Loss) Income	-3.80%	-0.04%

Years ended December 31, 2004 and 2003

Consolidated Statement of Operations

Revenues.     Revenues for the year ended December 31, 2004 decreased 7% to $8,346,219 from $9,007,204 for the same period in 2003. The decrease in our Revenues is primarily due to the decrease in our dial-up customer base that either moved to a bundled DSL product with the local telephone or cable provider.

The breakdown of our revenues for the year ended December 31, 2004 is reflected in the table below:

Amounts in US dollars

	2004	2003
Internet access fees, net	7,674,673	8,180,966
Other revenues	671,546	826,238
Total	8,346,219	9,007,204

Because both have similar economic characteristics, such as prices that we charge and the nature of the services, we have combined residential and commercial customers as one segment.

I-55 Internet MD&A
AppendixC-4

Cost of Revenues. Cost of revenues consists primarily of PRI trucks used to provide service to dial-up customers, DSL lines that we lease and pass our bandwidth through to the end-user, bandwidth purchased in bulk to provide to our users, point-to-point data that is purchased from telecommunication firms and resold with our bandwidth to the corporate and governmental end user. Also included are costs related to providing Networking service hardware.. Cost of revenues decreased 3% to $4,236,924 for the year ended December 31, 2004, from $4,350,439 for the year ended December 31, 2003, representing 50.8% and 48.3% of the total revenues for the year ended December 31, 2004 and December 31, 2003, respectively. The increase in the cost of revenues as a percentage of revenues is attributable to the increase in demand for higher cost, lower margin DSL lines, and decline in the higher margin dial-up customer base.

Cost of revenues breakdown:

	2004	2003

Internet access fees cost
PRI	1,118,556	1,277,536
Bandwidth	546,847	616,707
Point to Point	604,422	534,344
Frame Relay	24,481	47,787
DSL Expense	1,569,735	1,589,570
Communication Resales	179,523	85,351
Operating Leases	36,959	68,348
Other revenues cost	156,401	130,796
Total:	4,236,924	4,350,439

During the nine months and quarter ended September 30, 2005, our revenues were derived from the following:

	For the 3 months	For the 3 months	For the 9 months	For the 9 months
	Period Ended	Period Ended	Period Ended	Period Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
	Unaudited	Unaudited	Unaudited	Unaudited
Internet access fees, net	89%	91%	90%	91%
Other revenues	11%	9%	10%	9%
	100%	100%	100%	100%

Our future business plans for the year 2006 include the attempt to grow in each market where we operate by promoting additional services and creating new marketing initiatives. We shall purchase and develop new equipment and technology and attempt to negotiate lower rates with carriers. We have initiated research into developing video over DSL, which enhances our bundled service offering and enables us to compete with local phone and cable companies.

I-55 Internet MD&A
AppendixC-5

Financial Information - Percentage of Revenues:

	Three months Ended		Nine months Ended
	September 30,		September 30,
	2005	2004	2005	2004
	Unaudited	Unaudited	Unaudited	Unaudited
Revenues	100%	100%	100%	100%
Cost of revenues	-44%	-47%	-53%	-50%

Gross profit	56%	53%	47%	50%
Operating expenses:
General and administrative	-44%	-41%	-42%	-41%
Selling & Marketing	-3%	-3%	-3%	-3%

Total operating expenses	-47%	-44%	-45%	-44%

Operating profit	9%	9%	2%	6%
Finance Expense	-6%	-8%	-7%	-7%
Other income	3%		1%	0%
Loss from Hurricane Katrina	-5%		-1%
Net income (loss)	1%	1%	-5%	-1%

Comparison of the nine months ended September 30, 2005 and September 30, 2004
Revenues. Revenues for the nine months ended September 30, 2005, decreased 22% to $4,960,018 from $6,371,111 for the nine months ended September 30, 2004. The decrease in revenues is primarily due to the decrease in our dial-up customer base that either moved to a bundled DSL product with the local telephone or cable provider.

The breakdown of our revenues for the nine months ended September 30, 2005, is reflected in the table below:

Amounts in US Dollars (“USD” or “$”)

	For the 3 months	For the 3 months	For the 9 months	For the 9 months
	Period Ended	Period Ended	Period Ended	Period Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
	Unaudited	Unaudited	Unaudited	Unaudited
Revenues:
Internet access fees, net	$1,304,562	$1,824,040	$4,464,015	$5,797,710
Other revenues	161,238	180,400	496.003	573,401
	$1,465,800	$2,004,440	4,960,018	$6,371,111

I-55 Internet MD&A
AppendixC-6

Cost of Revenues. Cost of revenues consists primarily of PRI trunks used to provide service to dial-up customers, DSL lines that we lease and pass our bandwidth through to the end-user, bandwidth purchased in bulk to provide to our users, point-to-point data that is purchased from telecommunication firms and resold with our bandwidth to the corporate and governmental end user. Also included are costs related to providing Networking service hardware.

Cost of revenues decreased 22% to $2,625,918, for the nine months ended September 30, 2005, from $3,355,794 for the nine months ended September 30, 2004, representing 53% and 51% of the total revenues for the nine months ended September 30, 2005, and September 30, 2004, respectively. This increase in the percentage of revenues is due to a decrease in our revenues, primarily related to to the increase in demand for higher cost, lower margin DSL lines, and decline in the higher margin dial-up customer base. We have seen a continuing trend, however, in the reduction of bandwidth and circuit costs. By increasing our volume of revenues to the higher margin corporate clientele demanding a variety of services, we expect cost of revenues to decrease significantly in 2006.

Cost of revenues breakdown:

Amounts in US Dollars (“USD” or “$”)

	Three months Ended		Nine months Ended
	September 30,		September 30,
	2005	2004	2005	2004
	Unaudited	Unaudited	Unaudited	Unaudited
Internet access fees cost	609,533	890,649	2,480,986	3,047,340
Other revenues cost	40,886	48,982	144,932	164,527
Total Cost of Revenues	650,419	939,631	2,625,918	3,211,867

Cost of revenues as percentage of related revenues:
	Three months Ended		Nine months Ended
	September 30,		September 30,
	2005	2004	2005	2004
	Unaudited	Unaudited	Unaudited	Unaudited
Internet access fees cost	93.7%	94.9%	94.5%	94.8%
Other revenues cost	6.3%	5.1%	5.5%	5.2%

Marketing and Selling Expenses . Marketing and selling expenses decreased to $137,970 for the nine months ended September 30, 2005, from $194,620 for the nine months ended September 30, 2004, respectively. Marketing and selling expenses as a percentage of revenues were 2.8 % and 3.1% for the nine months ended September 30, 2005, and the nine months ended September 30, 2004, respectively. This decrease in the percentage of revenues is due to relatively lower marketing expenses incurred by Television advertising. Marketing and selling expenses consist of salaries of related personnel and commissions related activities, including commissions for agents that promote our services, and all advertising activity including print, radio, television and direct mail marketing.

I-55 Internet MD&A
AppendixC-7

General and Administrative Expenses. General and administrative expenses decreased to $3,329,970 for the year ended December 31, 2004 from $3,561,445 for the year ended December 31, 2003. General and administrative expenses decreased to $2,064,768 for the nine months ended September 30, 2005, from $2,591,775 for the nine months ended September 30, 2004. As a percentage of revenues, general and administrative expenses increased to 39.9% for the year ended December 31, 2004 compared to 39.5% for the year ended December 31, 2003 and general and administrative increased to 41.6% for the nine months ended September 30, 2005, compared to 40.7% for the nine months ended September 30, 2004. The decrease in our general and administrative expenses is attributable primarily to a continued decease in labor costs. Our bad debt expenses decreased from $106,444 for the nine months ended September 30, 2004, to $53,467, for the nine months ended September 30, 2005, attributable to fewer commercial client bad debts, and increases in the practice of offering incentives to residential customers that pay by Credit Card or ACH.

Depreciation. Depreciation increased to $299,000 for the year ended December 31, 2004 from $296,359 for the year ended December 31, 2003.

Amortization. Amortization decreased to $197,605 for the year ended December 31, 2004 from $198,066 for the year ended December 31, 2003.

Financing Expenses. Financing expenses, net, increased to $572,202 for the year ended December 31, 2004 from $564,493 for the year ended December 31, 2003. Financing expenses, net, decreased to $332,742 for the nine months ended September 30, 2005, compared to financing expense of $423,508 for the nine months ended September 30, 2004.

Other income. other income in the year ended December 31, 2003 amounted to $1,500 and in the period ended September 30, 2005 amounted to $5,080 for an insurance payment for minor equipment loss and in year ended December 31, 2003 amounted to $1,500.

Loss from Hurricane Katrina. The Company incurred a one-time loss, net of expected Insurance reimbursements, of $17,062.57 resulting from damages caused by the Hurricane Katrina to the Company's equipment and operations. An additional $130,995 was issued as credits and discounts against gross sales.

Loss On The Disposal of property and equipment. Loss On The Disposal of property and equipment in year ended December 31, 2004 amounted to $27,428.

Net Income (Loss). Net loss for the year ended December 31, 2004 was $316,910 as compared to a net income of $37,902 for the year ended December 31, 2003. Net loss for the nine months ended September 30, 2005, was $216,933 as compared to a net loss of $222,014 for the same period of the year 2004. The increase in loss is attributable primarily to the loss of dial-up customer base, as well as losses of revenue in the form of credits issued to customers affected by outages with Hurricane Katrina.

Comparison of the balance sheet as of September 30, 2005 and December 31, 2004

Current Assets. Current assets amounted to $513,398 as of September 30, 2005 as compared to $443,778 as of December 31, 2004. This Increase in our current assets is mainly attributable to a lowering of the allowance account to reflect appropriate levels based on the year to date bad debt trends.

Fixed assets. Fixed assets after accumulated depreciation decreased to $191,570 as of September 30, 2005 as compared with $290,282 as of December 31, 2004. Decline in fixed assets reflects the retirement of certain equipment and the lack of capital expenditures in 2005 YTD.

Current Liabilities. As of September 30, 2005, current liabilities increased to $1,557,690 as compared with $1,457,545 as of December 31, 2004.

The increase in our current liabilities results mainly from an increase in our accounts payable levels due to continued requirements to cover long term debt obligations.

Liquidity and Capital resources.

Cash as of September 30, 2005 amounted to $22,408 as compared with $60,351 for September 30, 2004 a decrease of $37,938.

I-55 Internet MD&A
AppendixC-8

As of September 30, 2005 we used $48,934 for the purchase of capital equipment and other assets. Our capital investments are primarily for the purchase of equipment for services that we provide or intend to provide.

We shall continue to finance our operations and fund the current commitments for capital expenditures mainly from the cash provided from operating activities.

Impact of Inflation and Currency Fluctuations.

As of December 31, 2004 our main functional currency remains the US Dollar. Following the acquisition of our US subsidiary we shall have a bigger part of our business in US Dollars.

All of our revenues, assets and liabilities are all in US Dollars.

Inflation in the United States, where we operate would affect our operational results if we shall not be able to match our Revenues with growing expenses caused by inflation.

If rate of inflation will cause a raise in salaries or other expenses and the market conditions will not allow us to raise prices proportionally, it will have a negative effect on the value of our assets and on our potential profitability.

I-55 Internet MD&A
AppendixC-9

B - I-55 INTERNET SERVICES, INC FINANCIALS STATEMENTS SEPTEMBER 2005

I-55 Internet Services, Inc.

FINANCIAL STATEMENTS

September 30, 2005
Unaudited

I-55 Internet 9.30.2005 Financials
AppendixC-10

I-55 Internet Services, Inc.
Balance Sheet As of
September 30, 2005

ASSETS
Current assets
Cash and cash equivalents	$22,408
Accounts receivable, net	455,358
Other receivables	13,783
Prepaid expenses	21,849

Total current assets	513,398

Property and equipment	1,056,097
Less accumulated depreciation and amortization	(864,527)
Property and equipment, net	191,570

Other assets	625,715

Total assets	$1,330,683

I-55 Internet 9.30.2005 Financials
AppendixC-11

I-55 Internet Services, Inc.
Balance Sheet As of
September 30, 2005

LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)
	$	US
Current liabilities
Current portion of notes payable		$325,000
Accounts payable		883,217
Accrued liabilities		181,144
Deferred Revenue		122,839
Due to Katrina Provision		45,490
Total current liabilities		1,557,690

Long Term Liabilities
Notes payable, less current portion		$1,453,033
Warrants Discount		0
Obligations under capital lease		22,244

Total other liabilities		1,475,277

Total liabilities		3,032,967

Stockholders' equity (deficit)
Common stock, $0.001 par value, 1,000 shares authorized,
issued and outstanding 1,000		254,875
Additional paid-in capital		395,669
Retained earnings (deficit)		(2,352,827)
Total stockholders' equity (deficit)		(1,702,284)

Total liabilities and stockholders' equity (deficit)		$1,330,683

I-55 Internet 9.30.2005 Financials
AppendixC-12

	I-55 Internet Services, Inc.
	Statement of Operations for the
	3 Months Ended	9 Months Ended	3 Months Ended	9 Months Ended
	30-Sep-05	30-Sep-05	30-Sep-04	30-Sep-04
Revenue	$1,465,800	$4,960,018	$2,004,440	$6,371,111

Cost of Revenue	650,419	2,625,918	939,631	3,355,794

Gross Profit	815,381	2,334,100	1,064,809	3,015,317

General & Administrative	647,675	2,064,768	816,639	2,591,775

Selling & Marketing	45,575	137,970	68,774	194,620

Total Operating Expense	693,250	2,202,738	885,413	2,786,395

Income from Continuing Operations	122,131	131,362	179,396	228,922

Finance Expense	92,597	332,742	163,586	423,508

Other Income	-	5,080	-	-

Loss from hurricane Katrina	17,063	20,633	-	27,428

Net Income From Continuing Operations	$12,471	$-216,933	$15,810	$-222,014

I-55 Internet 9.30.2005 Financials
AppendixC-13

I-55 Internet Services, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -	Organization and Nature of Business
A.
I-55 Internet Services, Inc. provides internet access and related services throughout the Southeast united States to individuals and businesses located predominantly in rural markets. We offer an array of internet services tailored to meet the needs of individuals and business subscribers including dial-up, high speed dedicated access and web services. I-55 offers  its services in various prices and packages that allow subscribers to customize their subscription with services that also meet  their particular requirements. The primary services of the Company are dial-up and DSL internet access services and  The Company also performs services such as installation of various networking equipment, website design and other  internet access installation services.

B.
The financial statements of the company have been prepared in U.S. dollar ("$") since this is the currency of the prime economic environment, the U.S., in which the majority of the operations of the Company are conducted.

I-55 Internet 9.30.2005 Financials
AppendixC-14

I-55 Internet Services, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 -	Significant Accounting Policies

The financial statements are prepared in accordance with generally accepted accounting principles in the United States. The significant accounting policies followed in the preparation of the financial statements, applied on a consistent basis, are as follows:

A.
Principles of Consolidation and Basis of Financial Statement Presentation - The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of the Company and its wholly-owned subsidiaries. All significant inter-company balances and transactions have been eliminated in consolidation.

A minority interest in the loss of a subsidiary will be recorded according to the respective equity interest of the minority and up to it's exposure and/or legal obligation to cover the subsidiary losses in case of equity reduced to zero or below.

	B.	Accounts Receivable

Accounts receivable are recorded at net realizable value consisting of the carrying amount less the allowance for uncollectible accounts.

The Company uses the allowance method to account for uncollectible accounts receivable balances. Under the allowance method,  estimate of uncollectible customer balances is made using factors such as the credit quality of the customer and the economic conditions in the market. Accounts are considered past due once the unpaid balance is 90 days or more outstanding, unless payment terms are extended. When an accout balance is past due and attempts have been made to collect the receivable through legal or other means the amount is considered uncollectible and is written off against the allowance balance.

At September 30, 2005 the accounts receivable are presented net of an allowance for doubtful accounts

	C.	Investments

Investments in affiliates over which we have a significant influence, but not a controlling interest, are accounted for using the equity  method of accounting. All equity investments are periodically reviewed to determine if declines in fair value below  cost basis are other than temporary. If the decline in fair value is determined to be other than temporary,  an impairment loss is recorded and the investment is written down to a new carrying value.  In case of losses the equity of such investments is reduced to zero.

	D.	Equipment

Equipment is stated at cost. Depreciation is calculated by the declining balance method over the estimated useful lives of the assets. Annual rates of depreciation are as follows.

	Methods	Useful Life
Switching equipment	straight line	10 years
Machinery and equipment	reducing balance and straight line	3-4 years
Furniture and fixtures	reducing balance and straight line	4-14 years
Motor vehicles	reducing balance	4 years

I-55 Internet 9.30.2005 Financials
AppendixC-15

I-55 Internet Services, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 -	Significant Accounting Policies (Cont.)

	E.	Other intangible assets
Other intangible assets with determinable lives consist of license for communication services and are amortized over the 20 year term of the license.

	F.	Long -Lived Assets

The management periodically evaluate the recoverability of the carrying amount of long-lived assets (including property,  plant and equipment, and intangible assets with determinable lives) whenever event or changes in circumstances indicate  that the carrying amount of an asset may not be fully recoverable. The management evaluate events or changes in circumstances based on a number of factors including operating results, business plans and forecasts, general and industry trends and, economic projections and anticipated cash flows. An impairment, if any, is assessed when the undiscounted expected future cash flows derived from an asset are less than its carrying amount. Impairment losses are measured as the amount by which the carrying value of an asset exceeds its fair value and are recognized in earnings. The management also continually evaluate the estimated useful lives of all long-lived assets and periodically revise such estimates based on current events.

	G.	Revenue Recognition

The Company's source of revenues results from charges to customers for the call minutes they use while on the Company's telecommunications system. Such revenues are recognized at the time this service is rendered. Amounts prepaid by customers are deferred and recorded as a liability and then recorded as revenue when the customer utilizes the service. Messaging services customers are being charged on a per minute basis, per fax page or email. Commissions to agents are accounted as marketing costs for the Company.

	H.	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

I-55 Internet 9.30.2005 Financials
AppendixC-16

I-55 Internet Services, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 -	Significant Accounting Policies (Cont.)

	I.	Income Taxes

Deferred tax liabilities or assets reflect temporarily differences between amounts of assets and liabilities for financial and tax reporting and are adjusted, as appropriate, to reflect changes in tax rates expected to be in effect when the temporary differences reverse.

	J.	Goodwill and Indefinite-Lived Purchased Intangible Assets

In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets", goodwill acquired in business combination is assigned to reporting units that are expected to benefit from the synergies of the combination as of the acquisition date. The company assesses goodwill and indefinite-lived intangible assets for impairment annually at the end of each year and more frequently if events and circumstances indicate impairment may have occurred in accordance with SFAS No. 142. SFAS 142 also requires that the fair value of indefinite-lived purchased intangible assets be estimated and compared to the carring value. The company recongnizes an impairment loss when the estimated fair value of the indefinite-lived purchased intangible assets is less than the carrying value.

I-55 Internet 9.30.2005 Financials
AppendixC-17

I-55 Internet Services, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 -	Significant Accounting Policies (Cont.)

	K.	Recent Accounting Pronouncements

In December 2004, the FASB issued statement of financial Accounting Standards No.123 (revised)"Share based payments(revised 2004)" (SFAS 123R) requiring that the compensation cost relating to share based payment transactions be recognized in financial statements. The cost is to be measured based on the fair value of the equity or liability instruments issued. SFAS 123R is effective as of the first interim or annual reporting period beginning after December 15, 2005.

In December 2003, the Financial Accounting Standards Board revised statement of Financial Accounting Standards No. 132, 'Employers' Disclosures about Pensions and Postretirement Benefits". This Statement requires additional disclosures about the assets, obligations, cash flows and net periodic benefit cost of defined benefit pension and other postretirement plans. SFAS 132R had no effect on the consolidated financial statement.

On March 9, 2004, the United States Securities and Exchange Commission issued Staff Accounting Bulletin No. 105, "Application of Accounting Principles to Loan Commitments". SAB 105 summarizes the views of the SEC staff regarding the application of generally accepted accounting principles to loan commitments accounted for as derivative instruments. adoption of SAB 105 do not have a material impact on the Company's consolidated results of operations or financial position.

In March 2004, the Emerging Issues Task Force reached a consensus on the application of EITF Issue 03-1, " The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," in determining when an investment is impaired, whether the impairment is other than temporary and the measurement of the impairment loss. The Company does not believe that the application of EITF Issue 03-1 will have a material impact on the Company's consolidated financial statements.

In January 2003, the FASB issued FIN 46 , which provides guidance on consolidation of variable interest entities. In december 2003 , the FASB referred the effective date of FIN 46 for certain variable interest entities( Non special purpose entities) until the first quarter of 2004. Our adoption of the provisions of FIN 46 and FIN 46R did not have effect on our consolidated financial statements.

I-55 Internet 9.30.2005 Financials
AppendixC-18

I-55 INTERNET SERVICES, INC FINANCIALS STATEMENTS YEAR END 2004

I-55 INTERNET SERVICES, INC.

HAMMOND, LOUISIANA

DECEMBER 31, 2004 AND 2003

I-55 Internet 12.31.2004 Financials
AppendixC-19

I-55 INTERNET SERVICES, INC.
HAMMOND, LOUISIANA
DECEMBER 31, 2004 AND 2003

C O N T E N T S

I-55 Internet 12.31.2004 Financials
AppendixC-20

Independent Auditors’ Report

To the Board of Directors
I-55 Internet Services, Inc.
Hammond, Louisiana

We have audited the accompanying balance sheets of I-55 Internet Services, Inc. as of December 31, 2004 and 2003, and the related statements of operations, stockholders’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of I-55 Internet Services, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $316,910 during the year ended December 31, 2004, and as of that date, its current liabilities exceeded its current assets by $2,608,061, and total liabilities exceeded total assets by $1,536,201. As described more fully in Note 5 to the financial statements, the Company was in default on its loan agreement (which was restructured subsequent to year-end) and is also in arrears on accounts with certain vendors. Management’s plans regarding these matters are also discussed in Note 5 to the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Postlethwaite & Netterville

May 31, 2005	By:	/s/ Frank McNabb, CPA
Frank McNabb, CPA
Baton Rouge, Louisiana

I-55 Internet 12.31.2004 Financials
AppendixC-21

I-55 INTERNET SERVICES, INC.
HAMMOND, LOUISIANA

BALANCE SHEETS

DECEMBER 31, 2004 AND 2003

A S S E T S

	2004	2003
CURRENT ASSETS
Cash and cash equivalents	$60,351	$9,229
Accounts receivable, net of allowance for doubtful accounts at
December 31, 2004 and 2003 of $100,000	352,044	517,439
Prepaid expense	31,383	68,414

	443,778	595,082

PROPERTY AND EQUIPMENT
Vehicles	41,187	9,217
Furniture and fixtures	29,382	29,382
Equipment	1,458,277	1,396,172
Buildings	-	34,000
Leasehold improvements	16,209	16,209
	1,545,055	1,484,980
Less: Accumulated depreciation	(1,254,773)	(941,402)
	290,282	543,578
Land	-	5,000

	290,282	548,578

OTHER ASSETS
Intangibles, net of accumulated amortization in 2004
of $1,579,582 and 2003 of $1,381,977	689,591	887,196
Debt issuance costs, net of accumulated amortization in
2004 of $317,665 and 2003 of $204,936	61,996	45,256
Accounts receivable - employees	13,333	13,833
Other	16,658	19,237
	781,578	965,522

TOTAL ASSETS	$1,515,638	$2,109,182
The accompanying notes are an integral part of these statements.
I-55 Internet 12.31.2004 Financials
AppendixC-22

L I A B I L I T I E S A N D S T O C K H O L D E R S' D E F I C I T

	2004	2003
CURRENT LIABILITIES
Accounts payable	$640,858	$612,907
Accrued liabilities	297,329	297,996
Deferred revenue	129,148	250,994
Current portion of long-term debt	390,210	908,619
	1,457,545	2,070,516

LONG-TERM LIABILITIES
Long-term debt, less current portion	1,594,294.00	1,257,957

Total liabilities	3,051,839	3,328,473

STOCKHOLDERS' DEFICIT
Common stock - no par value, 100 million shares
authorized; 11,110,000 shares issued and outstanding	254,875	254,875
Paid-in capital	395,669	395,669
Accumulated deficit	(2,186,745)	(1,869,835)
Total stockholders' deficit	(1,536,201)	(1,219,291)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,515,638	$2,109,182
The accompanying notes are an integral part of these statements.
I-55 Internet 12.31.2004 Financials
AppendixC-23

I-55 INTERNET SERVICES, INC.
HAMMOND, LOUISIANA

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

REVENUES
Internet access fees, net	$7,674,673	$8,180,966
Other revenues	671,546	826,238
Total sales	8,346,219	9,007,204

Cost of service	4,236,924	4,350,439

Gross profit	4,109,295	4,656,765

OPERATING EXPENSES
General and administrative	3,329,970	3,561,445
Depreciation	299,000	296,359
Amortization	197,605	198,066

Operating income	282,720	600,895

OTHER INCOME (EXPENSE)
Other income	-	1,500
Loss on the disposal of property and equipment	(27,428)	-
Interest expense	(572,202)	(564,493)

(Loss) Income before income taxes	(316,910)	37,902

Income tax expense	-	-

Net (loss) income	$(316,910)	$37,902
The accompanying notes are an integral part of these statements.
I-55 Internet 12.31.2004 Financials
AppendixC-24

I-55 INTERNET SERVICES, INC.
HAMMOND, LOUISIANA

STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

		Additional		Total
	Common	Paid-In	Accumulated	Stockholders'
	Stock	Capital	Deficit	Deficit

Balance at December 31, 2002	$254,875	$206,499	$(1,907,737)	$(1,446,363)

Warrant strike price adjustment	-	189,170	-	189,170

Net income for the year ended
December 31, 2003	-	-	37,902	37,902

Balance at December 31, 2003	254,875	395,669	(1,869,835)	(1,219,291)

Net loss for the year ended
December 31, 2004	-	-	(316,910)	(316,910)

Balance at December 31, 2004	$254,875	$395,669	$(2,186,745)	$(1,536,201)
The accompanying notes are an integral part of these statements.
I-55 Internet 12.31.2004 Financials
AppendixC-25

I-55 INTERNET SERVICES, INC.
HAMMOND, LOUISIANA

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(316,910)	$37,902
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Depreciation and amortization	496,605	494,425
Amortization of debt issue costs	121,247	125,085
Provision for doubtful accounts	138,613	131,103
Loss on the disposal of property and equipment	27,428	-
Amortization of warrant discount	100,760	129,667
Changes in operating assets and liabilities:
Accounts receivable	27,282	(247,874)
Prepaids	37,031	(4,188)
Other assets	2,579	(4,556)
Accounts payable	27,951	244,141
Deferred revenue	(121,846)	(100,726)
Accrued liabilities	311,333	26,867
Net cash provided by operating activities	852,073	831,846

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from disposal of equipment	-	15,064
Purchases of property and equipment	(191,379)	(114,422)
Net cash used in investing activities	(191,379)	(99,358)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	1,551	-
Repayment of debt	(611,123)	(728,952)
Net cash used in financing activities	(609,572)	(728,952)
The accompanying notes are an integral part of these statements.
I-55 Internet 12.31.2004 Financials
AppendixC-26

I-55 INTERNET SERVICES, INC.
HAMMOND, LOUISIANA

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

Net change in cash	$51,122	$3,536

Cash - beginning of year	9,229	5,693

Cash - end of year	$60,351	$9,229

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for interest	$321,217	$337,451
The accompanying notes are an integral part of these statements.
I-55 Internet 12.31.2004 Financials
AppendixC-27

I-55 INTERNET SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

1.	Summary of Significant Accounting Policies

Nature of Operations

I-55 Internet Services, Inc. provides internet access and related services throughout the Southeast United States to individuals and businesses located predominantly in rural markets. The Company offers an array of internet services tailored to meet the needs of individuals and business subscribers including dial-up, high speed dedicated access and web services. I-55 offers its services in various prices and packages that allow subscribers to customize their subscription with services that also meet their particular requirements. The primary services of the Company are dial-up and DSL internet access services and various applications such as email, the World Wide Web, internet relay chat, file transfer protocol and Usenet news access. The Company also performs services such as installation of various networking equipment, website design, and other internet access installation services.

Basis of Accounting

The Company uses the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Accounts Receivable

The Company provides credit, in the normal course of business, to customers located throughout the Southeast United States. The Company performs ongoing credit evaluations of its customers and generally does not require collateral with the extension of credit. The Company maintains an allowance for doubtful accounts based on management’s assessment of collections, current economic conditions, and prior experience. The Company ages its accounts receivable using the first date the customer purchases services from the Company or in the case of continuing customers the first date following their bill or cycle date.

The Company determines if receivables are past-due based on the contractual terms of the sales agreement; however, the Company does not charge interest on past-due accounts. The Company charges off receivables if management considers the collection of the outstanding balance to be doubtful, which is generally at 120 days.

Property and Equipment

Property and equipment are recorded in the accounts of the Company at cost. Additions and improvements are capitalized. Ordinary maintenance and repair expenses are charged to income as incurred. The cost of property sold or otherwise disposed of and the accumulated depreciation thereon are eliminated from the property and related accumulated depreciation accounts, and any gain or loss is credited or charged to income. Depreciation is provided at rates based upon estimated useful service lives, ranging from five to forty years, using straight-line methods for financial statement purposes and accelerated method for tax purposes.

I-55 Internet 12.31.2004 Financials
AppendixC-28

I-55 INTERNET SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

1.	Summary of Significant Accounting Policies (continued)

Income Taxes

The different methods utilized in reporting income and expenses for financial and income tax reporting purposes give rise to deferred income taxes in the financial statements. Deferred taxes are accounted for using the liability method which measures deferred tax assets and liabilities based on temporary differences existing at each balance sheet date using enacted tax rates in effect when those differences are expected to reverse.

Advertising

The Company expenses advertising costs as incurred.

Goodwill and Other Intangibles Assets

Goodwill represents the excess of cost over the fair value of net identifiable tangible and intangible assets acquired through various business combinations. The Company has acquired identifiable intangible assets through its acquisitions of internet service providers. The cost of acquired entities at the date of the acquisition is allocated to identifiable tangible and intangible assets and the excess of the total purchase price is recorded as goodwill.

Effective January 1, 2002, the Company adopted SFAS No. 142 Goodwill and Other Intangible Assets. This standard changed the accounting for goodwill and other indefinite-lived intangible assets from an amortization method to an impairment-only approach. As of January 1, 2002, the Company ceased amortization of goodwill recorded in conjunction with past acquisitions. SFAS No. 142 requires intangible assets with indefinite lives to be tested for impairment on an annual basis, by comparing the fair value of the assets to their carrying amounts, with the initial impairment review completed during the first interim period following adoption of the standard. The Company performed an impairment test and determined that no write-down of its intangibles was warranted. The Company will continue to perform an impairment test at least annually or when events and circumstances indicate its intangibles might be permanently impaired. Circumstances which might indicate impairment include the following: unanticipated competition; a loss of key personnel; inability to adapt to technological developments; failure of telecommunications service providers; and changes in the regulatory climate.

SFAS No. 142 continues to require intangible assets with finite lives to be amortized over their estimated useful lives. The Company determined that, with respect to its intangible assets with finite lives, primarily its acquired customer bases, no changes in the remaining useful lives of these assets were required.

Statement of Cash Flows

For purposes of reporting cash flows, cash and cash equivalents include all highly liquid investments with original maturities or three months or less when purchased.

I-55 Internet 12.31.2004 Financials
AppendixC-29

I-55 INTERNET SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

1.	Summary of Significant Accounting Policies (continued)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Concentrations of credit risk with respect to trade accounts receivable are limited due to the large number of customers and markets which comprise the Company’s customer base. The Company generally does not require collateral and receivables are generally due within 30 days.

The Company maintains its cash in bank deposit accounts with various financial institutions. At times, the Company’s bank deposits may exceed limits insured by the Federal Deposit Insurance Corporation.

Revenue Recognition

The Company charges customers (subscribers) monthly access fees to the Internet and recognizes the revenue in the month the access is provided. For certain subscribers billed in advance, the Company recognizes the revenue over the service period the billing covers. Revenues for other services provided, including networking fees, are recognized as the service is performed.

Cost of Service

Cost of service consists of cost of high speed data circuits and telephone lines that allow customers access to the Company’s service, internet access fees paid by the Company to internet backbone carriers, and technical support salaries and benefits.

I-55 Internet 12.31.2004 Financials
AppendixC-30

I-55 INTERNET SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
2.	Long-Term Debt

The details of long-term debt at December 31, 2004 and 2003 are as follows:

	2004	2003

MCG Finance Corporation note payable, net of unamortized discount in 2004 and 2003 of $50,854 and $151,614, respectively	$1,962,180	$2,149,419

Loan with a Bank with monthly payments of $486. Secured by an automobile.	14,740	-

Capital lease with a Company with monthly payments of $521. Secured by equipment.	2,091	9,640

Capital lease with a Company with monthly payments of $282. Secured by equipment.	4,38527,517

Capital lease with a Company with monthly payments of $51. Secured by equipment.	1,108	-

Total long-term debt	1,984,504	2,166,576
Less: current maturities	(390,210)	(908,619)

Net long-term debt	$1,594,294	$1,257,957

The Company has a term loan in the original amount of $6,000,000 with MCG Finance Corporation. The note matures on August 31, 2008 and is secured by substantially all of the Company's assets. The note requires interest at LIBOR (minimum of 2.0%) plus rate margins ranging from 9.0% to 13.0%. The interest rate margin changes according to the Company's financial performance and totaled 13% and 10.25% at December 31, 2004 and 2003, respectively.

In connection with this note, the Company issued 900,811 stock warrants valued at $198,178 to MCG Finance Corporation. These warrants are accounted for as additional paid in capital and are included as a reduction to the outstanding loan. The unamortized balance as of December 31, 2004 and 2003, included as a reduction to the loan was $50,814 and $151,614, respectively.

Effective December 31, 2001, the note was restructured to amend the payment terms and restrictive covenants. The restructured note includes certain restrictive operating covenants and ratios, based on earnings and cash flow performance, which the Company is required to meet. These covenants and ratios include the following: interest coverage ratio, total charge coverage ratio, cash flow leverage ratio, minimum gross profit margin, minimum subscribers, average revenue per subscriber, minimum monthly revenue, minimum EBITDA, and minimum recurring enterprise revenue.

I-55 Internet 12.31.2004 Financials
AppendixC-31

I-55 INTERNET SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
2.	Long-Term Debt (continued)

The amendment requires the Company to pay termination and underwriting consulting fees totaling $240,000 at the earliest of the following: the payment or prepayment of all or substantially all of the indebtedness outstanding; the termination of the term loan facility; or the occurrence of any default. The fees associated with the modification of the loan facility are being accrued over the remaining term of the loan using the interest method. Included in interest expense is accretion of these fees totaling approximately $120,000 and $75,000 in 2004 and 2003, respectfully.

During 2002, MCG waived various restrictive operating covenants and ratios, based on earnings and cash flow performance, which the Company is required to meet. In connection with these waivers, the Company was required to pay waiver fees totaling $28,250, which was accrued in the Company’s financial statements. Effective March 17, 2003, the note was again restructured to amend the restrictive covenants. As part of the restructuring, MCG waived certain restrictive covenant violations as of December 31, 2002. In connection with the restructuring, the strike price of the warrants outstanding was reduced from $.22 per share to $.01 per share. This cost is being amortized as an adjustment to interest expense over the remaining term of the loan using the interest method.

During 2003 through February 2004, the Company again violated certain restrictive covenants and ratios, based on earnings and cash flow performance. Effective March 31, 2004, the note was again restructured and these restrictive covenant violations were waived. With this restructure, many of the restrictive covenants were amended. In addition, the maturity was extended from September 30, 2005 to December 31, 2006, and I-55 was required to incur fees at closing totaling approximately $312,000, which were rolled into the loan. The $312,000 includes previously agreed to termination and underwriting consulting fees totaling $240,000, as well as an additional $72,000 of origination and advisory fees. The revised sinking fund requirements call for principal payments of $25,000 monthly for April through June 2004, and $50,000 from July 2004 through the loans maturity in December 2006. Additional payments equal to fifty percent of free cash flow in excess of $75,000, as defined in the loan agreement, for the immediately preceding fiscal quarter are due and payable within forty-five calendar days of quarter-end, beginning with the period ending June 30, 2004. In connection with this restructuring, the Company was also required to issue additional warrants to MCG representing an increase from 7.5% to 20% of the Company’s outstanding stock, and the exercise period was extended from October 31, 2005 to January 31, 2007 for all warrants. This restructured note required interest at LIBOR, minimum of 2.0%, plus rate margins ranging from 9.0% to 13.0%. The interest rate margin changes based on the Company’s financial performance.

During 2004 and through April 2005, the Company again violated certain restrictive covenants and ratios, based on earnings, cash flow performance, and compensation. Effective May 31, 2005, the note was again restructured and these restrictive covenant violations were waived. With this restructure, many of the restrictive covenants were amended. In addition, the maturity was extended based upon reduced principal payments, and I-55 was required to incur fees at closing totaling approximately $5,000, which were paid at the time of closing and approximately $40,000 of fees that were rolled into the loan. The $45,000 includes documentation fees totaling $5,000, as well as restructuring fees of $40,000. The revised sinking fund requirements call for principal payments of $8,333 for May through July 2005; $20,000 for August through December 2005 and $50,000 from January 2006 through the loans maturity. Additional payments equal to seventy-five percent of free cash flow in excess of $75,000, as defined in the loan agreement, for the immediately preceding fiscal quarter are due and payable within forty-five calendar days of quarter-end, beginning with the period ending June 30, 2005. In connection with this restructuring, the Company is also required to issue additional warrants to MCG representing an increase from 20% to 35% of the Company’s outstanding stock, and the exercise period was extended from January 31, 2007 to October 31, 2010 for all warrants.
I-55 Internet 12.31.2004 Financials
AppendixC-32

I-55 INTERNET SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
2.	Long-Term Debt (continued)

The scheduled principal maturity schedule below includes no provision for any additional quarterly payments which may become due. The actual amount of the principal payments will vary according to the cash flow performance of the Company.

Maturities of long-term debt are as follows:
December 31, 2005	$390,210
December 31, 2006	605,308
December 31, 2007	605,140
December 31, 2008	383,846

Total	$1,984,504

3.	Income Taxes

A reconciliation of the statutory federal income tax rates and the actual rate experienced follows:

	2004		2003
(Loss) income before income tax	($316,910)	100.0%	$37,902	100.0%

Income tax benefit at statutory rates	($107,749)	34.0%	$12,887	34.0%
Valuation allowance	108,103	(34.1)	(21,168)	(55.8)
Non-deductible expenses	10,022	(3.7)	6,767	17.9
State income taxes and other	(10,376)	3.8	1,514	3.9
	$-	0.0%	$-	0.0%

I-55 Internet 12.31.2004 Financials
AppendixC-33

I-55 INTERNET SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

3.	Income Taxes (continued)

    The deferred tax assets and liabilities as of December 31, 2004 and 2003 consist of the following components:

	2004	2003
Deferred tax assets:
Contribution carryforward	$17,385	$15,313
Allowance for doubtful accounts	38,000	38,000
Amortization for financial reporting in excess of tax reporting	266,385	260,478
Net operating loss carryforward	411,097	335,512
	732,867	649,303
Deferred tax liabilities:
Depreciation for tax reporting in excess of financial reporting	(74,929)	(93,549)
Net deferred tax asset	657,938	555,754
Valuation allowance	(657,938)	(555,754)
Net deferred tax assets and liabilities after valuation allowance	$-	$-

As of December 31, 2004, for federal income tax purposes, the Company had approximately $1,125,000 of net operating loss carryforward available to offset taxable income of future years. The carryforward begins to expire in 2014. A valuation allowance has been recorded against the net deferred tax asset due to the uncertainty of realization of the assets. The valuation allowance will be reduced at such time management believes it is more likely than not that the related net deferred tax assets will be realized.

4. Rent Expense

The Company leases certain offices and equipment under operating lease agreements, which expire at various times, contain renewal options, and requires various minimum rentals. Equipment rentals are included in cost of service and for the years ended December 31, 2004 and 2003 totaled approximately $160,000 and $200,000, respectively. Office rentals are included in general and administrative expenses and for the years ended December 31, 2004 and 2003 totaled $157,795 and $206,452, respectively. The operating lease agreements in effect as of December 31, 2004 require the Company to make the following future minimum lease payments:

For the year ending December 31,

2005	$105,048
2006	8,754

Total minimum lease payments	$113,802
I-55 Internet 12.31.2004 Financials
AppendixC-34

I-55 INTERNET SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

5.	Going Concern

At December 31, 2004, current liabilities exceed current assets by approximately $2,600,000 and total liabilities exceed total assets by approximately $1,500,000. The Company experienced significant operating losses in 2004, and has experienced difficulty meeting its restrictive covenant requirements of its primary lender. Effective May 2005, the Company restructured and amended its primary loan agreement, which included changes to the debt repayment requirements and restrictive covenants as more fully described in Note 2. The Company has no secondary sources of financing or capital and is dependent on its current lender.

Management has taken several initiatives which positively impacted the Company’s operations. Management anticipates revenues will grow due to increased demand for DSL service and targeted marketing efforts, specifically as it relates to the bundling of services. Management has also taken steps to reduce expenditures by consolidation and renegotiation of contracts with providers of high-speed data circuits and telephone lines. The ability of the Company to maintain profitability and meet its financial obligations is largely dependent on management’s ability to successfully implement these plans. However, no assurances can be provided that management’s plans will be successful.

The Company’s future operations are also expected to be impacted by factors beyond management’s control. The technological feasibility of the Company’s service offerings, as well as the ability to adapt to technological developments will have an impact on the Company’s future operations. Also, delivery of the Company’s services requires the Company to rely on other telecommunications service providers.

The ability for the Company to remain a commercially viable entity is dependent on the above factors as well as the ability to meet its obligations to creditors and maintain necessary levels of capital. Violations of the restructure debt agreement and covenants described in Note 2 could adversely impact the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

6.	Subsequent Event

Subsequent to year-end, the Company entered into a non-binding letter of intent to merge with I-55 Telecommunications, LLC, and XFone, Inc. The transaction terms include XFone USA, a fully owned subsidiary of XFone, Inc., acquiring all of the shares of the Company, and assuming all of the liabilities of the Company. While management expects that this merger will provide the Company with capital and liquidity to continue the operations of the Company, management can provide no assurances that this transaction will be consummated.

I-55 Internet 12.31.2004 Financials
AppendixC-35

SUPPLEMENTARY INFORMATION

Independent Auditors’ Report on the Supplementary Information

To the Board of Directors
I-55 Internet Services, Inc.
Hammond, Louisiana

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. The 2004 and 2003 supplementary information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Postlethwaite & Netterville

May 31, 2005	By:	/s/ Frank McNabb, CPA
Frank McNabb, CPA
Baton Rouge, Louisiana

I-55 Internet 12.31.2004 Financials
AppendixC-36

I-55 INTERNET SERVICES, INC.
HAMMOND, LOUISIANA

SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

Advertising	$160,921	$210,426
Automobile	53,743	43,039
Bad debt expense	138,613	131,103
Bank charges	75,284	83,844
Board fees	2,500	3,000
Contract labor	2,399	3,150
Contributions	5,454	6,770
Commissions	11,538	39,336
Employee benefits	139,983	116,160
Insurance	35,378	25,412
Legal and accounting	125,833	88,028
Miscellaneous	62,006	72,669
Office expense	33,681	44,115
Postage and printing	48,635	70,672
Repairs and maintenance	7,186	16,445
Rent	157,795	206,452
Salaries	1,807,643	1,908,572
Taxes - payroll	155,747	165,101
Taxes - other	104,682	74,651
Telecommunications	159,119	214,879
Travel, meals and entertainment	11,497	8,230
Utilities	30,333	29,391

	$3,329,970	$3,561,445

I-55 Internet 12.31.2004 Financials
AppendixC-37

Appendix C

MCG Capital Corporation

1100 Wilson Boulevard, Suite 3000
Arlington, VA 22209

October 10, 2005

XFone, Inc.
XFone USA, Inc.
c/o Guy Nissenson
2506 Lakeland Drive
Suite 405
Jackson, MS 39232

I-55 Internet Services, Inc.
c/o Hunter McAllister, President
211 East Thomas Street
Hammond, LA 70401

Re:	(i)
Agreement and Plan of Merger dated August 18, 2005 by and among XFone, Inc. (“XFone”), XFone USA, Inc. (“XFone USA”), I-55 Internet Services, Inc. (the “Company”) and Hunter McAllister and Brian Acosta (the “Merger Agreement”); and

(ii)
Letter Agreement dated August 18, 2005 (“MCG Letter”) between I-55 Internet Services, Inc. and MCG Capital Corporation (“MCG” or “MCG Capital”) regarding the treatment of MCG’s Equity Rights in connection with the Transaction Under the Merger Agreement

Ladies and Gentlemen:

MCG Capital, by execution hereof and in order to induce XFone, Inc. and XFone USA, Inc. not to terminate the Merger Agreement due to a material adverse effect that Hurricane Katrina has had on the business and assets of the Company and to execute the First Amendment to the Merger Agreement, MCG does hereby agree to amend and restate the MCG Letter as follows:

    1. MCG Capital has the full power and authority to execute this Letter Agreement and make the representations and agreements stated herein. MCG hereby consents to the execution of the First Amendment to the Merger Agreement by the Company.
AppendixC-38

    2. MCG Capital represents that as of the date hereof it is the holder of 5,982,307.69 Warrants (as defined in the Second Amended and Restated Warrant Agreement dated as of May 31, 2005 (the “Warrant Agreement”) between MCG Capital and I-55), of which 2,777,585 are vested as of the date of this Letter Agreement and that it owns no other capital stock, warrants, options or other equity instruments in I-55 Internet as of the date of this Letter Agreement. MCG Capital is the sole beneficial owner of the Warrants and such Warrants are free and clear of any liens or other encumbrances created by MCG Capital.

    3. MCG Capital agrees that notwithstanding anything to the contrary contained in the Merger Agreement or the Warrant Agreement, the vested Warrants shall be deemed exercised immediately prior to the effective time of the Merger into 2,697,519 (as such amount may be increased to the extent additional vesting occurs between the date of this Letter Agreement and Closing of the Merger) shares of Common Stock of I-55 Internet (assuming a cashless exercise) and that MCG Capital shall be entitled to receive the same consideration per share of Common Stock as each other Company Stockholder. Upon the deemed exercise of the Warrants, the Warrant Agreement shall be terminated and any and all obligations thereunder satisfied in full and the only rights that MCG Capital shall have thereafter is the rights as Company Stockholder to have its Company Common Stock converted into XFone Stock and Warrants in accordance with the Merger Agreement.

    4. This Letter Agreement and MCG Capital’s obligations hereunder shall expire on January 15, 2006 if the transactions contemplated by the Merger Agreement have not been consummated prior thereto and all rights of MCG Capital under the Warrant Agreement shall be reinstated ab initio as if this Letter Agreement were never executed.

    5. Prior to the consummation of the Merger, MCG Capital will provide I-55 Internet and XFone with a payoff letter in the form attached hereto as Appendix A specifying the Payoff Amount as of the date of the proposed consummation of the Merger. In lieu of cash for the Payoff Amount (as defined in the Payoff Letter), MCG agrees that MCG, as Administrative Agent for the Lenders, will accept a number of shares of restricted common stock of XFone, Inc. with a value equal to the Payoff Amount determined using the average of the closing prices for the XFone common stock as reported on the website of the American Stock Exchange for the ten (10) trading days immediately preceding the Payoff Date (which average of closing prices shall in no event be less than $2.70 per share or greater than $3.70 per share) (such shares are herein referred to as the “XFone Securities for MCG Debt”). If XFone registers any shares of its common stock with the Securities and Exchange Commission (“SEC”) for sale in a secondary offering at a time when (i) a registration statement including the XFone Securities for MCG Debt is not otherwise effective and (ii) the holder of the XFone Securities for MCG Debt is not otherwise able to transfer the shares without restriction under Rule 144(k), then XFone will register the XFone Securities for MCG Debt with the SEC at XFone’s expense as part of such registration; provided, however, if XFone has not filed a registration statement that includes all of the XFone Securities for MCG Debt and that has been declared effective by the SEC within ninety (90) calendar days after the issuance of the XFone Securities for MCG Debt and that thereafter remains effective, then XFone shall file a registration statement at XFone’s expense to register all of the XFone Securities for MCG Debt with the SEC within thirty (30) calendar days after the end of such 90-day period or any subsequent failure of such registration statement to remain effective. Notwithstanding the registration rights granted hereinabove, MCG agrees that the total shares of the XFone Securities for MCG Debt sold by MCG in market transaction with a broker (i.e., excluding block trades, privately negotiated transactions and other non-market trades) in any one calendar month period during the 15 calendar months commencing with the month of Closing of the Merger shall not exceed the greater of the following (a) 10.0% of the average monthly trading volume of the common stock of XFone during the immediately preceding calendar month and (b)
AppendixC-39

1st Month	=>	6,000 shares
2nd Month	=>	6,600 shares
3rd Month	=>	7,260 shares
4th Month	=>	7,986 shares
5th Month	=>	8,785 shares
6th Month	=>	9,663 shares
7th Month	=>	10,629 shares
8th Month	=>	11,692 shares
9th Month	=>	12,862 shares
10th Month	=>	14,148 shares
11th Month	=>	15,562 shares
12th Month	=>	17,119 shares
13th Month	=>	18,831 shares
14th Month	=>	20,714 shares
15th Month	=>	22,785 shares

    In consideration for MCG agreeing to the sale restrictions as provided hereinabove, XFone hereby waives the sale restrictions in Section 8.11 of the Merger Agreement with respect to (a) any shares of equity securities of XFone owned by MCG Capital (including, the XFone Securities for MCG Debt) other than the shares of common stock of XFone received in the Merger in exchange for the Warrants and/or (b) any shares of equity securities of XFone owned by MCG Capital that are not sold in market transactions with a broker (i.e., block trades, privately negotiated transactions and other non-market trades).

    6. MCG Capital, as Administrative Agent and a lender, hereby agrees that, as of September 30, 2005, the following amounts constitute all of the Obligations owed and that would have been payable to MCG under the Credit Agreement with I-55 Internet and subsidiaries dated as of October 29, 1999 (as amended) if a complete prepayment would have occurred as of September 30, 2005: (a) $1,778,033.44 of outstanding principal balance, (b) $50,378.33 of accrued but unpaid current interest, (c) $500.00 of LIBOR breakage fees, (d) $2,293.90 of late payment fees in connection with cash flow sweeps, and (e) $6,000 of outstanding legal and documentation fees.

    This Letter Agreement hereby amends, restates and supersedes the MCG Letter. Please indicate your agreement to the terms of this Letter Agreement by execution below and return the duplicate original of this Letter Agreement as attached hereto to me at your earliest convenience.

Sincerely,

MCG Capital Corporation

By:
Name: _______________________________________
Title:

AppendixC-40

By execution below, each undersigned does hereby agree to the terms and provisions as set forth in this Letter Agreement.

I-55 INTERNET SERVICES, INC.

By /s/ Hunter McAllister
Hunter McAllister, President

XFONE, INC.

By: /s/ Guy Nissenson
Title: Guy Nissenson, President

XFONE USA, INC.

By: /s/ Wade Spooner
Wade Spooner, President
AppendixC-41

MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT is effective as of the 11 day of October, 2005 and is by and between I-55 Internet Services, Inc., a Louisiana corporation (“I-55 Internet”) and XFone USA, Inc., a Mississippi corporation ("XFone USA" or "Manager") (referred to collectively hereinafter as "the Parties").

WITNESSETH:

WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger dated as of August 18, 2005 as amended by First Amendment dated October 10, 2005 (the "Merger Agreement") among I-55 Internet, Hunter McAllister and Brian Acosta, as principals, XFone USA and XFone, Inc. (the "Parent"), I-55 Internet is to be merged with and into XFone USA (the "Merger") for the Merger Consideration to be paid by Parent (capitalized terms not otherwise defined herein shall have the meaning as set forth in the Merger Agreement); and

WHEREAS, certain regulatory approvals are required before the Merger may be consummated and the parties desire that XFone USA provide management services to I-55 Internet in accordance with the terms of this Agreement pending the consummation of the Merger.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties agree as follows:

1. Retention of XFone USA. I-55 Internet does hereby hire and appoint XFone USA as Manager to be responsible for the operation and management of all of I-55 Internet's business operations (the "Business") and XFone USA hereby accepts such appointment as Manager and shall manage the operations of the Business upon the terms set forth herein. Manager agrees to perform all of its obligations under this Agreement in good faith. The management services to be performed by Manager under this Agreement shall be performed by Manager as agent for I-55 Internet and without limiting the foregoing, I-55 Internet hereby grants the Manager the authority and powers necessary for the management of the Business in the ordinary and usual course of business generally consistent with past practice, including, without limitation, the following:

(a)
Personnel. Supervising the current employees and independent contractors of I-55 Internet with the Manager having the authority to hire, discharge and direct such personnel for the conduct of the Business.

(b)
Accounting. Supervision and administration of all accounting and the maintenance of all books and records for the Business, including, without limitation, (i) all billing, communications and other services provided to customers serviced under I-55 Internet's licenses; (ii) collection on behalf of I-55 Internet of all fees, charges and other compensation relating to the Business; (iii) review of all bills received for services, work or supplies in connection with maintaining and operating the Business and paying all such bills as and when the same shall become due and payable except for the Long Term Liabilities (as defined in the Merger Agreement); and (iv) preparation on a monthly basis of a balance sheet and income and expense statement with respect to the Business.

(c)
Contracts. Maintain all existing contracts necessary for the operation of the Business and the authority to enter into or renew contracts in the ordinary course of business in I-55 Internet's name as necessary for the continuing operation of the Business provided that any contracts with any affiliates of Manager be on terms no less favorable to I-55 Internet than would be obtained in a comparable arms-length transaction with a party who is not an affiliate of the Manager and further provided that the consent of I-55 Internet shall be required for any new contracts or renewals of existing contracts that are not terminable on 60 days notice, or that require the commitment of more than $5,000.00, which is not included in an approved operating budget.

(d)	Policies/Procedures. Preparation of all policies and procedures for the operation of the Business.
(e)	Budgets. Preparation of all operating, capital or other budgets which shall be prepared and submitted on a schedule to be approved by the Parties.

AppendixC-42

2. Assignment of Revenues and Payment of Expenses.

(a)
For and in consideration of the management services to be provided hereunder, I-55 Internet hereby assigns and transfers to Manager all revenues generated from the operations of the Business (the "Revenues"), to be used in accordance with this Agreement and Manager agrees to pay and cause to be paid from the Revenues the normal operating, maintenance, administrative, and similar expenses of the Business incurred in the ordinary course of business during the term hereof, exclusive of the MCG Debt (as defined in the Merger Agreement) ("Expenses").

(b)
I-55 Internet shall designate the Manager as the controlling party of the current operating accounts of the Business (the "Accounts") and all funds collected from the operations, fees, sales and other collections and operations of the Business shall be deposited in the Accounts and the Manager shall control and have authority with respect to all disbursements from said Accounts and the Manager agrees that the normal operating expenses shall be paid from the Revenues collected and deposited in such Accounts and then to the extent of available funds, the Long Term Liabilities and other non-recurring liabilities shall be paid.

3. Loans by Manager. The Manager, in its discretion, shall have the right to make advances or loans (the "Manager Loans") to I-55 Internet payable on demand (or if no demand payable in equal quarterly installments of principal and interest) for an aggregate amount up to $500,000.00, with interest at 7% per annum from the date advanced until paid for the payment of any amounts due during the term of this Management Agreement under any of the Long Term Liabilities (as defined in the Merger Agreement) or for any other liabilities the Manager deems appropriate for which there are not sufficient Revenues generated to pay such debts and expenses.

4. Terms. The term of this Agreement shall commence on the date hereof and shall continue until the consummation of the Merger, provided that this Agreement may be terminated by either party at any time after March 1, 2006 upon 30 days prior notice.

5. Termination Fee. In the event that the Agreement is terminated by either party as provided in Paragraph 4 (other than due to the consummation of the Merger), then the Parties agree that the "Net Revenue" or "Net Loss" during the term of this Agreement shall be divided 50% to I-55 Internet and 50% to the Manager, provided that in the event the Manager or any of its affiliates has made any Manager Loans to I-55 Internet, that the Manager may offset against any amounts due under any Manager Loans any amounts due to I-55 Internet for the "Net Revenue" and in the event there is a "Net Loss", then I-55 Internet's share of the "Net Loss" shall be added to the principal due under the Manager Loans. If this Agreement is terminated due to the consummation of the Merger, then in such event the Manager shall be entitled to all the Net Revenues or Net Losses. For purposes of this section "Net Revenue" is the excess of gross revenues derived from the Business during the Term, over expenses paid and losses incurred during the Term, and "Net Loss" is the excess of expenses paid and losses incurred during the Term, over gross revenues derived from the Business during the Term.

6. Insurance. I-55 Internet shall include the Manager as an additional insured on all insurance currently maintained and such insurance shall continue throughout the term of this Management Agreement.

7. Independent Contractor. It is the expressed intent of I-55 Internet, on the one hand, and Manager, on the other hand, that neither a partnership, joint venture, nor employment relationship is created between the Parties by this Agreement; rather, it is the express intent of the Parties that this Agreement represents an independent contractor relationship under which I-55 Internet is retaining the services of Manager.

8. Force Majeure. The obligations of the Parties hereto shall be excused during such time as, and to the extent that, performance is prevented by any occurrence or act beyond their respective control and not due to their fault or negligence, including, without limitation, action of the elements, riots, fire, terrorism, war, acts of God, and any ruling, ordinance, law or regulation of any local, state or federal governmental body having jurisdiction over either party.

AppendixC-43

9. Compliance with Law. Each of the Parties shall comply in all material respects with all applicable laws and regulations. Manager and I-55 Internet shall immediately notify the other of any pending or threatened action by the FCC, PSC or any other Governmental Authority or third party to suspend, revoke, terminate, or challenge the licenses, or otherwise investigate the licenses of I-55 Internet. I-55 Internet shall cooperate with Manager to assist Manager in fulfilling Manager's obligations under the terms of this Agreement.

10. Modifications. This Agreement constitutes the entire understanding and agreement between the Parties and it may not be altered or amended in any way whatsoever except in writing and signed by all of the Parties hereto.

11. Confidentiality. During the term of this Agreement, each party will have access to certain confidential information of the other party, including but not limited to trade secrets, financial data and projections, data regarding suppliers and customers operations methods and practices, and marketing and sales approaches (the "Confidential Information"). Each party acknowledges that all Confidential Information which may be disclosed to it by the other party or which may come to the attention of such party (or its agents) in connection with the provision of services under this Agreement is confidential. Accordingly, each party agrees not to disclose such Confidential Information (or suffer its agents to disclose such Confidential Information) unless required to do so by law or unless such party has first obtained the prior written consent of the other party. Each party further agrees not to use such Confidential Information (or suffer its agents to use such Confidential Information) in any manner except in connection with the performance of the services described in this Agreement. Each party further agrees to take reasonable steps necessary to insure that no disclosure or use prohibited by this paragraph is made, including, without limitation, those steps, which a reasonable person would take to protect his own information, data or other tangible or intangible property, which he regards as proprietary or confidential. Upon breach of this paragraph, the non-breaching party shall be entitled to injunctive relief, either pending litigation or permanently or both, against the breaching party, since the Parties acknowledge that a remedy at law would be inadequate and insufficient. In addition, the non-breaching party shall be entitled to recover such damages as it may demonstrate as sustained by reason of such breach. Nothing contained herein or in any other provision of this Agreement shall be construed as limiting a party's remedies under this paragraph in any manner.

12. Delegation and Assignment. Except as expressly provided herein, no party shall delegate its duties or assign its rights hereunder in whole or in part, without the prior written consent of the other.

13. Notices. All notices required to be given hereunder shall be in writing and shall be deemed given if delivered in person, transmitted by electronic facsimile, or deposited in United States first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the Parties as set forth opposite their respective names below. Notice shall be deemed given on the date it is personally delivered, on the date it is transmitted by electronic facsimile, or on the date it is deposited in the mail, as indicated by the United States postmark thereon, in accordance with the foregoing. Any party may change the address or facsimile number at which to send notices by notifying the other party of such change of address or facsimile number in writing in accordance with the foregoing.

14. Further Assurances. Each of the Parties hereto shall execute and deliver all documents, papers and instruments necessary or convenient to carry out the terms of this Agreement.

15. Entire Agreement. The Parties acknowledge and agree that this document, together with all other documents expressly referred to herein, constitutes the entire agreement between the Parties. Except as set forth in such other documents, no representatives, promises, conditions or warranties with reference to the execution of this document have been made or entered into between the Parties hereto.

AppendixC-44

16. Waiver of Provisions. Any waiver of any term and condition hereof must be in writing and signed by the party giving the waiver. A waiver of any of the terms and conditions hereof shall not be construed as a waiver of any other terms and conditions hereof.

17. Captions. Any captions to or headings of the articles, sections, subsections, paragraphs or subparagraphs of this Agreement are solely for the convenience of the Parties, are not a part of this Agreement, and shall not be used for the interpretation or determination of validity of this Agreement or any provision hereof.

18. Severability. The invalidation of any clause or provision of this Agreement shall have no effect on the remaining provisions of this Agreement, and as such, the remaining Agreement shall remain in full force and effect, and be interpreted as consistently as possible.

19. Authority. The Parties hereto represent and warrant that all necessary corporate action required to approve and authorize the execution of this Agreement has been accomplished and that this Agreement is a legally binding obligation of the Parties.

20. Counterparts/Facsimile Delivery. This Agreement and any subsequent amendments may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. This Agreement and any subsequent amendments may be signed and delivered by facsimile transmission, which delivery shall have the same binding effect as delivery of the document containing the original signature. At the request of any party, any document delivered by facsimile signature shall be followed by or re-executed by all Parties in an original form, provided that the failure of any party to do so will not invalidate the signature delivered by facsimile transmission.

21. Louisiana Law. This Agreement shall be governed by the laws of the state of Louisiana.

IN WITNESS WHEREOF, the Parties have executed this Agreement effective the day and year first above written.

XFone USA, Inc.

By: /s/Guy. Nissenson
       Guy Nissenson, President

Address:
Britannia House
960 High Road
London, N129RY
United Kingdom
Telephone: +44 208-446-9494
Facsimile: +44 208-446-7010
Email: guy@xfone.com

with copy to:

The Oberon Group, LLC
79 Madison Ave., 6th Floor
New York, NY 10016
Attention: Adam Breslawsky
Facsimile: 212-447-7212
Email: adam@oberongroup.com

and

Watkins Ludlam Winter & Stennis, P.A.
633 North State Street (39202)
P. O. Box 427
Jackson, MS 39205-0427
Attention: Gina M. Jacobs
Telephone: 601-949-4705
Facsimile: 601-949-4804
Email: gjacobs@watkinsludlam.co

AppendixC-45

AGREEMENT AND PLAN OF MERGER

By and Among

I-55 INTERNET SERVICES, INC.,

XFONE, INC. AND XFONE USA, INC.

Dated August 18, 2005

AppendixC-46

ARTICLE I		THE MERGER	1
	1.01	The Merger; Effective Time	1
	1.02	Effect of the Merger	2
	1.03	Consideration; Conversion of Shares	2
	1.04	Dissenting Shares	3
	1.05	Surrender of Certificates	4
	1.06	Value of Parent Common Stock	5
	1.07	Treatment of the Company Options and Warrants	5
	1.08	No Further Ownership Rights in the Company Capital Stock	5
	1.09	Lost, Stolen or Destroyed Certificates	6
	1.10	Taking of Necessary Action; Further Action	6
	1.11	Tax Consequences	6
ARTICLE II		REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PRINCIPALS	6
	2.01	Corporate Organization	6
	2.02	Subsidiaries	6
	2.03	Capital Structure	7
	2.04	Authority	7
	2.05	No Conflict	8
	2.06	Consents	8
	2.07	The Company Financial Statements	8
	2.08	No Undisclosed Liabilities	9
	2.09	No Changes	9
	2.10	Tax Matters	11
	2.11	Restrictions on Business Activities	12
	2.12	Title of Properties; Absence of Liens and Encumbrances; Condition of Equipment	12
	2.13	Material or Significant Agreements, Contracts and Commitments	13
	2.14	Interested Party Transactions	15
	2.15	Governmental Authorization	15
	2.16	Litigation	15
	2.17	Accounts Receivable	16
	2.18	Assets Necessary to Business	16
	2.19	Minute Books	16
	2.20	Environmental Matters	16
	2.21	Brokers' and Finders' Fees	17
	2.22	Employee Benefit Plans and Compensation	17
	2.23	Compliance with Laws; Relations with Governmental Entities	21
	2.24	Merger Tax Matters	21

AppendixC-47

	2.25	Intellectual Property	22
	2.26	Customer Contracts	22
	2.27	Relationships with Suppliers	22
	2.28	Investment Representation; Legends	22
	2.29	Stockholder Matters	23
	2.30	Banking and Insurance	23
	2.31	Representations Complete	23
ARTICLE III		REPRESENTATIONS AND WARRANTIES OF PARENT AND SUBSIDIARY	24
	3.01	Organization and Standing	24
	3.02	Authorization	24
	3.03	Binding Obligation	25
	3.04	Issuance of Parent Common Stock and Parent Stock Warrants	25
	3.05	Litigation	25
	3.06	Securities and Exchange Commission Filings	25
ARTICLE IV		COVENANTS OF PARTIES PRIOR TO THE EFFECTIVE TIME	25
	4.01	Preparation of Proxy Statement	25
	4.02	Restrictions on Transfer; Legends	26
	4.03	Access to Information	26
	4.04	Public Disclosure	27
	4.05	Conduct Business in Ordinary Course	27
	4.06	Consents and Approvals	28
	4.07	Financial Statements	28
	4.08	Notification of Certain Matters	29
	4.09	Additional Documents and Further Assurances	29
	4.10	Federal and State Securities Exemptions	29
	4.11	Shareholder List	29
	4.12	Non-Competition and Non-Solicitation	30
	4.13	Approval of Shareholders	31
	4.14	No Shop	31
ARTICLE V		CONDITIONS TO THE MERGER	31
	5.01	Conditions to Obligations of Each Party to Effect the Merger	31
	5.02	Conditions to the Obligations of Parent and Subsidiary	32
	5.03	Conditions to Obligations of the Company and the Principals	35
ARTICLE VI		SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION; POST-CLOSING COVENANTS	36
	6.01	Survival of Representations, Warranties and Covenants	36
	6.02	Indemnification by the Principals; Escrow Fund	37
	6.03	Indemnification Procedures	39
	6.04	No Contribution	40
	6.05	Benefit Plans	40

AppendixC-48

ARTICLE VII		TERMINATION, AMENDMENT AND WAIVER	41
	7.01	Termination	41
	7.02	Effect of Termination	41
	7.03	Expenses; Termination Fees.	41
	7.04	Amendment	42
	7.05	Extension; Waiver	42
ARTICLE VIII		GENERAL PROVISIONS	42
	8.01	Notices	42
	8.02	Interpretation	43
	8.03	Counterparts	44
	8.04	Entire Agreement; Assignment	44
	8.05	No Third Party Beneficiaries	44
	8.06	Severability	44
	8.07	Other Remedies	44
	8.08	Governing Law; Dispute Resolution	44
	8.09	Rules of Construction	44
	8.10	Attorneys' Fees	45
	8.11	Shareholder's Post Closing Sale Restrictions	45
	8.12	Xfone USA, Inc. Board Appointments	45

AppendixC-49

Exhibits
Exhibit A	Articles of Merger
Exhibit B	Escrow Agreement
Exhibit C	McAllister Employment Agreement
Exhibit D	Acosta Employment Agreement
Exhibit E	Release
Exhibit F	Restricted Area

Schedules
Schedule 2.03	Capital Structure
Schedule 2.07	The Company Financial Statements
Schedule 2.08	No Undisclosed Liabilities
Schedule 2.09	No Changes
Schedule 2.10	Tax Matters
Schedule 2.12(b)	Properties
Schedule 2.13	Agreements, Contracts, Commitments
Schedule 2.15	Governmental Authorization
Schedule 2.16	Litigation
Schedule 2.22	Employee Benefit Plans and Compensation
Schedule 2.25	Intellectual Property
Schedule 2.26	Customer Contracts
Schedule 2.29	Stockholder Matters
Schedule 2.30	Banking and Insurance
Schedule 5.02(b)	Third Party Consents Required

AppendixC-50

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of August 18, 2005 by and among I-55 INTERNET SERVICES, INC., a corporation organized under the laws of the State of Louisiana (“I-55” or the “Company”), XFONE, INC., a corporation organized under the laws of the State of Nevada ("Parent"), XFone USA, Inc. (“Subsidiary”), a corporation organized under the laws of the State of Mississippi, a wholly owned subsidiary of Parent , and Hunter McAllister, Brian Acosta (the "Principals").

BACKGROUND

    A. The Board of Directors of each of Parent, Subsidiary, and the Company believe it is in the best interests of their respective companies and their respective shareholders that Parent acquire the Company through the statutory merger of the Company with and into the Subsidiary (the "Merger") and, in furtherance thereof, have approved the Merger.

    B. Pursuant to the Merger, among other things, all of the issued and outstanding capital stock of the Company shall be acquired and converted into the right to receive the consideration upon the terms and conditions set forth herein.

    C. The Company and each of the Principals, on the one hand, and Parent and Subsidiary, on the other hand, desire to make certain representations, warranties, covenants and other agreements in connection with the Merger.

    D. Concurrently with the execution and delivery of this Agreement, as material inducements to Parent and Subsidiary to enter into this Agreement: (i) Parent, the Subsidiary, the Escrow Agent (as defined herein) and the Principals are entering into an Escrow Agreement, in the form attached as Exhibit B (the "Escrow Agreement"); (ii) Subsidiary and Hunter McAllister are entering into an Employment Agreement in the form attached as Exhibit C (the "McAllister Employment Agreement") and (iii) Subsidiary and Brian Acosta are entering into an Employment Agreement in the form attached as Exhibit D ("Acosta Employment Agreement" and together with the McAllister Employment Agreement, the "Principals Employment Agreements").

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth in this Agreement, the parties agree as follows:

AppendixC-51

ARTICLE I
THE MERGER

1.01
The Merger; Effective Time. The Company shall be merged with and into Subsidiary, and Subsidiary shall be the surviving corporation (sometimes referred to herein as the "Surviving Corporation"). The Merger shall be consummated effective at the time Articles of Merger attached hereto as Exhibit A, are completed, executed and filed with the later of the Mississippi and Louisiana Secretaries of State. The date and time of such consummation are referred to as the "Closing Date" and the "Effective Time," respectively.

1.02
Effect of the Merger. At the Effective Time, (i) the separate existence of the Company shall cease and the Company shall be merged with and into Subsidiary, (ii) Subsidiary shall continue to possess all of the rights, privileges and franchises possessed by it and shall, at the Effective Time, become vested with and possess all property, rights, privileges, powers and franchises possessed by and all the property, real or personal, causes of action and every other asset of the Company, (iii) Subsidiary shall be responsible for all of the liabilities and obligations of the Company in the same manner as if Subsidiary had itself incurred such liabilities or obligations, and the Merger shall not affect or impair the rights of the creditors or of any persons dealing with the Company, (iv) the Articles of Incorporation and the Bylaws of Subsidiary shall become the Articles of Incorporation and the Bylaws of the Company, (v) the existing officers and directors of Subsidiary shall remain in such offices, and (vi) the Merger shall have all the effects provided by applicable Mississippi law.

1.03	Consideration; Conversion of Shares.

(a) Definitions. For all purposes of this Agreement, the following terms shall have the following respective meanings:

    (i) "Aggregate Merger Consideration" shall mean the: (1) the Parent Stock Consideration, and (2) the Parent Warrant Consideration.

(1) "Parent Stock Consideration" shall mean a number of shares of the common stock of the Parent Common Stock with an agreed market value of $2,569,445 determined using the weighted average price as reported on the website of the American Stock Exchange of the Parent Common Stock for the ten (10) trading days preceding the trading day immediately prior to the Closing Date (which weighted average price shall in no event be less than $2.70 per share or greater than $3.70 per share).

(2) "Parent Warrant Consideration" shall mean a number of Parent Stock Warrants with a value of $1,284,722 with the value calculated as of the Closing Date assuming 90% volatility of the underlying Parent Common Stock pursuant to the Black Scholes option - pricing model.

    (ii) "Company Common Stock" shall mean shares of the Company's common stock.

    (iii) "Company Stockholders" or "Company Shareholders" shall mean the holders of the Total Company Common Stock at the Effective Time.

    (iv) "Escrow Agent" shall mean Trustmark National Bank or such other person or entity mutually agreed to by the parties to serve as an escrow agent under the Escrow Agreement.
    (v) "GAAP" shall mean U.S. generally accepted accounting principles.

    (vi) "Knowledge" shall mean (i) with respect to the Company, the actual knowledge of any of the Company's officers or directors or either of the Principals and the knowledge that such persons would have obtained of the matter represented after reasonable inquiry thereof under the circumstances; and (ii) with respect to the Parent and Subsidiary, the actual knowledge of the Parent's and Subsidiary’s Chairman, President or any Executive Vice President and the knowledge that such person would have obtained of the matter represented after reasonable inquiry thereof under the circumstances.

AppendixC-52

    (vii) "Material Adverse Effect" shall mean any change, event or effect that is materially adverse to the business, assets, financial condition, prospects or results of operations of the Company and its Subsidiaries, taken as a whole.

    (viii) "Parent Common Stock" shall mean shares of the common stock of Parent.

    (ix) "Parent Stock Warrants" shall mean warrants convertible on a one to one basis into Parent Common Stock with a term of five (5) years, a strike price that is 10% above the closing price of the Parent Common Stock on the Closing Date with the Parent Common Stock into which the warrant is convertible is restricted stock.
    (x) "SEC" shall mean the U.S. Securities and Exchange Commission.

    (xi) "Total Company Common Stock" shall be the aggregate number of all shares of Company Common Stock issued and outstanding immediately prior to the Effective Time.

(b) The Aggregate Merger Consideration shall be allocated among the Company Stockholders as of the Effective Date as follows:

(c)  Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares as defined in Section 1.04) will be canceled and extinguished and be converted automatically into the right to receive upon surrender of certificate(s) representing Company Common Stock (i) an amount of the Parent Stock Consideration equal to the product of one times the Parent Stock Consideration divided by the Total Company Common Stock; and (ii) an amount of the Parent Warrant Consideration equal to the product of one times the Parent Warrant Consideration divided by the Total Company Common Stock.

1.04	Dissenting Shares.

(a) Notwithstanding any other provisions of this Agreement to the contrary, any shares of Company Common Stock held by a Company Shareholder who has exercised and perfected appraisal rights for such Company Common Stock, if available because this Agreement and Plan of Merger was not approved by at least eighty percent (80%) of the total voting power of the Shareholders of the Company in accordance with the Business Corporation Law of Louisiana, and who has not effectively withdrawn or lost such appraisal rights ("Dissenting Shares"), shall not be converted into or represent a right to receive the consideration set forth in Section 1.03, but the holder shall only be entitled to such rights as are provided by the Business Corporation Law of Louisiana.

(b) Notwithstanding the provisions of Section 1.04(a) hereof, if any holder of Dissenting Shares shall effectively withdraw or lose (through failure to perfect or otherwise) such holder's appraisal rights under the Business Corporation Law of Louisiana, then, as of the later of the Effective Time and the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive the consideration set forth in Section 1.03 hereof, without interest thereon, upon surrender of the certificate(s) representing such shares.

(c) The Company shall give Parent (i) prompt notice of any written demand for appraisal received by the Company pursuant to the applicable provisions of the Business Corporation Law of Louisiana; and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent or as required by law, including the Business Corporation Law of Louisiana, make any payment with respect to any such demands or offer to settle or settle any such demands. To the extent that Parent or the Company makes any payment or payments to any Dissenting Shares, Parent shall be entitled to recover under the terms of Article VI hereof the aggregate amount by which such payment or payments exceed the aggregate consideration that otherwise would have been payable in respect of the stock of any Dissenting Shares.

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1.05	Surrender of Certificates.

(a) Exchange Agent. Transfer Online, Inc. shall serve as the exchange agent (the "Exchange Agent") for the Merger.

(b) Parent to Provide Parent Common Stock and Parent Stock Warrants. Upon the terms and subject to the conditions of Section 1.03, promptly after the Effective Time, in exchange for outstanding Company Common Stock, Parent shall make available to the Exchange Agent for exchange in accordance with this Article I, the Aggregate Consideration issuable pursuant to Section 1.03, less the Parent Common Stock and Parent Stock Warrants being escrowed in accordance with Section 6.02(b) hereof (the "Escrow Shares"), which Parent shall deposit into the Escrow Fund as defined in Section 6.02(b) hereof.

(c) Exchange Procedures. As promptly as practicable after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record of a certificate(s) which, immediately prior to the Effective Time, represented outstanding Company Common Stock(the "Certificates"), whose Company Common Stock was converted into the right to receive shares of Parent Common Stock and Parent Stock Warrants pursuant to Section 1.03: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify); and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificate(s) representing shares of Parent Common Stock and for the Parent Stock Warrants. Upon surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor certificate(s) representing the number of whole shares of Parent Common Stock and Parent Stock Warrants, and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, for all corporate purposes other than the payment of dividends, to evidence the ownership of the number of full shares of Parent Common Stock and Parent Stock Warrants into which such Company Common Stock shall have been so converted.

(d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the Parent Common Stock represented thereby until the holder of record of such Certificates shall surrender such Certificates. Subject to applicable law, as promptly as practicable following surrender of any such Certificates, the Exchange Agent shall deliver to the record holder thereof, without interest, (i) certificate(s) representing whole shares of Parent Common Stock and Parent Stock Warrants issued in exchange therefore, and (ii) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender payable with respect to such whole shares of Parent Common Stock.

(e) No Liability. Notwithstanding anything to the contrary in this Section 1.05, neither the Exchange Agent, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Company Common Stock or Company Preferred Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

1.06
Value of Parent Common Stock. For purposes of the indemnification obligations described in Article VI hereof, the parties hereto agree that the Parent Common Stock shall be deemed to have a value determined using the weighted average price as reported on the website of the American Stock Exchange for the ten (10) trading days preceding the date on which a claim for indemnification is made, and Parent Stock Warrants issued in the Merger shall be deemed to have a value per share equal to the value per share determined in accordance with Section 1.03.

1.07
Treatment of the Company Options and Warrants. All outstanding options, warrants and other rights to purchase Company Common Stock or any other equity interest in the Company as set forth in Section 2.03 that remain unexercised as of the Effective Time will be terminated, and the rights granted thereunder will be forfeited. Prior to the Closing Date, the Company shall provide all necessary notifications, and obtain all necessary consents, releases or cancellation agreements from the holders of such options, warrants and other rights as Parent may reasonably require.

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1.08
No Further Ownership Rights in the Company Capital Stock. The shares of Parent Common Stock and Parent Stock Warrants paid in respect of the surrender for exchange of Company Common Stock in accordance with the terms hereof (including any cash paid with respect to fractional shares of Parent Common Stock or Parent Stock Warrants) shall be deemed to be in full satisfaction of all rights pertaining to such Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of capital stock that was outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

1.09
Lost, Stolen or Destroyed Certificates. In the event any certificates evidencing shares of Company Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Parent Common Stock, Parent Stock Warrants or such cash consideration as may be required pursuant to Section 1.03 hereof; provided, however, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such amount as it may reasonably direct against any claim that may be made against Parent or the Exchange Agent with respect to the certificates alleged to have been lost, stolen or destroyed.

1.10
Taking of Necessary Action; Further Action. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, then the officers, directors and employees of the Company, Parent and Subsidiary are fully authorized in the name of their respective companies or otherwise to take, and will take, all such lawful and necessary action.

1.11
Tax Consequences. It is intended that the Merger shall constitute a reorganization within the meaning of Section 368(a)(1)(A), by reason of Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement shall constitute a "plan of reorganization" within the meaning of Section 368 of the Code.

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ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PRINCIPALS

The Company, and each of the Principals, hereby represent and warrant to Parent and Subsidiary that on the date hereof and as of the Effective Time as though made on the Effective Date as follows:

2.01
Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana. The Company has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which its ownership or leasing of its properties or the nature of the business conducted by the Company makes such licensing or qualification necessary. The copies of the Articles of Incorporation of the Company and the Bylaws of the Company, certified by its Secretary as of the date of this Agreement, which are being delivered to Parent and Subsidiary herewith, are complete and correct copies of such documents in effect as of the date of this Agreement. The minute books of the Company contain true and complete records of all meetings and other corporate actions of its shareholders and their Boards of Directors (including all committees of their Boards of Directors).

2.02	Subsidiaries. There is no other corporation, limited liability company, partnership, association, joint venture or other business entity that the Company owns or controls, directly or indirectly.

2.03	Capital Structure.

(a) The authorized capital stock of the Company consists of (i) 100,000,000 shares of Company Common Stock, 11,110,000 shares of which are issued and outstanding. The capitalization of the Company is as set forth on Schedule 2.03(a) hereto. The names, addresses, number of shares held and domiciles of each of the Company Shareholders are set forth on Schedule 2.03(a) hereto. Except as set forth on Schedule 2.03(a) hereto, there are no shares of capital stock of the Company authorized, issued or outstanding. Except for Company Common Stock set forth on Schedule 2.03(a) hereto, there are no classes or series of ownership interests of the Company of any kind authorized, outstanding or issuable. All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and non-assessable, and are not subject to preemptive rights created by statute, the Articles of Incorporation or Bylaws of the Company, or any agreement to which the Company is a party or by which it is bound. All shares of Company Common Stock have been issued in compliance with all applicable federal and state securities laws. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of Company Common Stock are as set forth in Schedule 2.03(a) hereto. There are no declared or accrued but unpaid dividends with respect to any shares of the Company capital stock and none of the Company capital stock is held in treasury.

(b) As of the date hereof, except for the 5,982,307.69 warrants issued in favor of MCG Capital Finance, Inc. (“MCG”), there are no other options, warrants or similar rights outstanding. Of the 5,982,307.69 warrants issued to MCG, 2,777,500 are currently vested. Schedule 2.03(b) sets forth the full name of MCG and the domicile address of MCG, the number of shares of Company Common Stock issuable upon the exercise of such warrants, the exercise price of such warrants, the vesting schedule for such warrants (including any vesting acceleration triggered by this Agreement, upon events following the Closing, or the transactions contemplated hereby), and whether such right is intended to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). As of the Closing Date, all such warrants, written or unwritten, to purchase any of the Company's authorized or unissued capital stock shall have been exercised or will have terminated. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to the Company. There are no voting trusts, proxies, or other agreements or understandings with respect to Company Common Stock of which the Company or any Principal has knowledge. To the Company’s and the Principals’ knowledge, the shareholders of the Company have good, valid and marketable title to Company Common Stock free and clear of any claim, lien, pledge, charge, security interest options, charges, assessments or other encumbrance of any nature whatsoever.

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(c) The requisite vote required to approve the Merger under Louisiana law, the Company's Articles of Incorporation, Bylaws and any other agreement to which the Company or any Shareholder of the Company is two-thirds of the Company Common Stock voting as a class.

2.04
Authority. The Company and each of the Principals have all requisite power and authority to enter into this Agreement and any Related Agreement (as defined below) to which they are party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, any Related Agreement to which the Company is party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, subject to the approval of the Company Shareholders. No further action is required on the part of any of the Principals to authorize the Agreement, any Related Agreement to which they are a party and the transactions contemplated hereby and thereby. This Agreement, any Related Agreement to which the Company is a party and the Merger have been unanimously approved by the board of directors of the Company, and the Board of Directors will recommend to the Company Shareholders to vote in favor of this Agreement, the Merger and the transactions contemplated thereby. This Agreement and any Related Agreement to which the Company and/or any of the Principals is a party has been duly executed and delivered by the Company and/or the Principals, as the case may be, and constitute the valid and binding obligations of the Company and each of the Principals, enforceable against each such party in accordance with their respective terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. For the purposes of this Agreement, the term "Related Agreements" shall mean the Escrow Agreement, the McAllister Employment Agreement, the Acosta Employment Agreement, the Articles of Merger, and any other agreements to which the Company and/or the Principals is a party that is entered into in order to consummate the transactions contemplated hereby or thereby.

2.05
No Conflict. The execution and delivery by the Company and each of the Principals of this Agreement and any Related Agreement to which the Company and/or any Principal is a party, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of or default under (with or without notice or lapse of time, or both) or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict"): (i) any provision of the Articles of Incorporation or Bylaws of the Company, each as amended to date; (ii) any contract to which the Company is a party, or to which any of the Principals, is subject; or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any respective properties or assets, or applicable to any of the Principals.

2.06
Consents. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency, commission, military division or department, inspectorate, minister, ministry or public or statutory person (whether autonomous or not) thereof (or of any political subdivision thereof) (each, a "Governmental Entity"), is required by or with respect to the Company, or any of the Principals in connection with the execution and delivery of this Agreement, any of the Related Agreements to which the Company, or any Principal is a party, or the consummation of the transactions contemplated hereby or thereby, except for: (i) the filing of the Articles/Certificate of Merger with the Secretary of State of the State of Mississippi and Louisiana; (ii) the approval of this Agreement and the transactions contemplated hereby by the Company Shareholders; (iii) the consents as set forth in Section 5.02(b); and (iv) such other consents, filings, approvals, registrations or declarations, the failure of which to make or obtain is not reasonably likely, individually, or in the aggregate, to have a Material Adverse Effect.

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2.07
The Company Financial Statements. Attached as Schedule 2.07 are the (i) audited balance sheet as of December 31, 2002, 2003 and 2004, and the Profit and Loss Statement for the Company for the years ended December 31, 2002, 2003 and 2004 and (ii) the unaudited balance sheet as of June 30, 2005 and the consolidated Profit and Loss Statement for the Company for the three months ending June 30, 2005 (collectively, the "Financials"). The Financials are true, correct and accurate and have been based upon the information contained in the books and records of the Company and have been prepared in accordance with GAAP except that the June 30, 2005 Financials do not have notes thereto and may be subject to normal and recurring year end adjustments consistently applied throughout the periods covered thereby. The Financials present fairly the financial condition, operating results and cash flows of the Company (and their predecessors) as of the dates and during the periods indicated therein. The Company's unaudited balance sheet as of June 30, 2005 is referred to hereinafter as the "Current Balance Sheet." The Company maintains and will continue, prior to the Effective Time, to maintain a standard system of accounting established and administered in accordance with GAAP. The Parent, Subsidiary, and the Company acknowledge that the Financials do not reflect receivables owed to the Company by I-55 Telecommunications, L.L.C. and that the representations of this paragraph are limited by this acknowledgement.

2.08
No Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the Financials or as disclosed on Schedule 2.08, which shall include all the Company's accounts payable and other accrued expenses as of the date of this Agreement, and subject to the thresholds set forth in Section 2.13 of this Agreement (except that the thresholds of Section 2.13 shall not apply if the cumulative undisclosed liabilities based on such threshold exceed $50,000), the Company has no liabilities, claims or obligations (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company or Principals or any directors, officers or employees of the Company, whether due to become payable and regardless of when or by whom asserted) or any unrealized or anticipated losses from any unrealized or anticipated losses of a contractual nature.

2.09	No Changes. Except as set forth on Schedule 2.09, since the Current Balance Sheet Date, there has not been, occurred or arisen any of the following with respect to the Company:

(a) material transaction by the Company except in the ordinary course of business consistent with past practices;

(b) amendments or changes to the organizational documents of the Company;

(c) capital expenditure or capital expenditure commitment exceeding $5,000 individually or $20,000 in the aggregate;

(d) payment, discharge or satisfaction, in any amount in excess of $5,000 in any one case, or $20,000 in the aggregate, of any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than payments, discharges or satisfactions made or given in the ordinary course of business consistent with past practices;

(e) destruction of, damage to or loss of any material assets or material business or loss of any material customer (whether or not covered by insurance);

(f) claim of wrongful discharge or other unlawful labor practice or action;

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(g) material change in accounting methods or practices (including any change in depreciation or amortization policies or rates by the Company) other than as required by GAAP;

(h) change in any election in respect of Taxes (as defined below), adoption or change in any accounting method in respect of Taxes, agreement or settlement of any claim or assessment in respect of Taxes, or extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

(i) revaluation by the Company of any of their respective assets;

(j) declaration, setting aside or payment of a dividend or other distribution (whether in cash, stock or property) in respect of any share of capital stock, or any split, combination or reclassification in respect of any share of capital stock, or any issuance or authorization of any issuance of any other securities in respect of, in lieu of or in substitution for any share of capital stock, or any direct or indirect repurchase or redemption of any share of capital stock (or options or other rights convertible into, exercisable or exchangeable therefor);

(k) increase in the salary or other compensation (cash, equity or otherwise) payable by the Company to any officers, directors, employees or advisors, or the declaration, or commitment or obligation of any kind for the payment by the Company of a severance payment, termination payment, bonus or other additional salary or compensation (cash, equity or otherwise) to any such person;

(l) sale, lease or other disposition of any of the material assets or material properties or any creation of any security interest in such material assets or material properties;
(m) loan by the Company to any person or entity, incurring by the Company of any indebtedness, guaranteeing of any indebtedness (in each case, except in the ordinary course of business and consistent with past practice, including, without limitation, travel and related expenses advanced to employees), issuance or sale of any debt securities or guaranteeing of any debt securities of others, except for advances to employees for travel and business expenses in the ordinary course of business consistent with past practices;

(n) waiver or release of any material or valuable right or claim of the Company , including any write-off or other compromise of any account receivable of the Company ;

(o) the commencement, settlement, notice or threat of any lawsuit or proceeding or other investigation against the Company or its affairs, or any reasonable basis for any of the foregoing;

(p) notice to the Company, or their respective directors, officers or managers or advisors of any claim of ownership by any person other than the Company of the intellectual property owned by or developed or created by the Company or of infringement by the Company of any other person's intellectual property;

(q) issuance or sale, or contract to issue or sell, by the Company of any capital stock, or any securities, warrants, options or rights to purchase any of the foregoing (other than a transfer of capital stock occasioned by the exercise of the MCG Warrants);

(r) agreement or modification to any agreement pursuant to which any other party was granted marketing, distribution, development or similar rights of any type or scope with respect to any products or technology of the Company;

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(s) hiring or termination of any employee of the Company;

(t) event or condition of any character that has had or is reasonably likely to have a Material Adverse Effect; or

(u) agreement by the Company, or any officer, manager or employee thereof on behalf of the Company to do any of the things described in the preceding clauses (a) through (t) (other than negotiations with Parent and its representatives regarding the transactions contemplated by this Agreement).

2.10	Tax Matters.

(a) Definition of Taxes. For the purposes of this Agreement, the term "Tax" or, collectively, "Taxes" shall mean: (i) any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, capital gains, capital stock, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, stamp, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts (whether payable directly or by withholding, and whether or not requiring the filing of a Return (defined below)); (ii) any liability for the payment of any amounts of the type described in clause (i) above as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) above as a result of any express or implied obligation to indemnify any other person or as a result of any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

(b) Taxes. All Taxes which are due and payable by the Company and any interest or penalties thereon have been paid in full or accrued on the balance sheets included in the Financials. All federal, state and other tax returns of the Company required by law to be filed have been timely filed, and Company has paid or accrued on the balance sheets included in the Financials (including taxes on properties, income, franchises, licenses, sales and payrolls) all taxes which have become due pursuant to such returns or pursuant to any assessment. All such tax returns have been prepared in compliance with all applicable laws and regulations and are true and accurate in all material respects. The amounts set up as provisions for Taxes (including provision for deferred income taxes) on the Financials are sufficient for the payment of all unpaid federal, state, county and local taxes accrued for or applicable to all periods (or portions thereof) ending on or before the Effective Date. There are no tax liens on any of the property of the Company except those with respect to taxes not yet due and payable. There are no pending tax examinations nor has the Company received a revenue agent's report asserting a tax deficiency. The Company does not expect any taxing authority to claim or assess any amount of additional taxes against it. No claim has ever been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company is or may be subject to taxes assessed by such jurisdiction.

Copies of Company’s last three federal, state and local income tax returns are included as Schedule 2.10(b). No waivers of any statute of limitations relating to the payment of taxes have been given by the Company and no waivers therefor have been requested by the Internal Revenue Service from the Company . No extensions have been obtained to file any tax return which has not heretofore been filed. The Company has withheld from each payment made to employees of the Company the amount of all taxes (including, but not limited to, federal, state and local income taxes, Federal Insurance Contribution Act taxes and Unemployment Tax Act taxes) required to be withheld therefrom and all amounts customarily withheld therefrom, and have set aside all other employee contributions or payments customarily set aside with respect to such wages and have paid or will pay the same to, or have deposited or will deposit such payment with, the proper tax receiving officers or other appropriate authorities. All Taxes and other amounts required to be collected and paid to a third party as required by law from customers' payments have been timely withheld and paid by the Company.

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2.11
Restrictions on Business Activities. There is no agreement (noncompete or otherwise), commitment, judgment, injunction, order or decree to which the Company is a party or otherwise binding upon the Company , which has or may reasonably be expected to have the effect of prohibiting or impairing in any material respect any business practice, any acquisition of property, the conduct of business as currently conducted or otherwise materially limiting the freedom of the Company to engage in any line of business or to compete with any person.

2.12	Title of Properties; Absence of Liens and Encumbrances; Condition of Equipment.

(a) The Company has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Liens, except: (i) as reflected in the Financials; (ii) Liens for Taxes not yet due and payable; and (iii) such imperfections of title and encumbrances, if any, which do not detract materially from the value of, or interfere materially with the present use of, the property subject thereto or affected thereby.

(b) Schedule 2.12(b) contains an accurate and complete list and description of all real property owned by the Company or in which the Company has a leasehold or other interest or which is used by the Company in connection with the operation of its business, together with a description of each lease, sublease, license, or any other instrument under which the Company claims or holds such leasehold or other interest or right to the use thereof or pursuant to which the Company has assigned, sublet or granted any rights therein, identifying the parties thereto, the rental or other payment terms, expiration date and cancellation and renewal terms thereof, and all machinery, tools, equipment, motor vehicles, rolling stock and other tangible personal property (other than inventory and supplies), owned, leased or used by the Company except for items having a value of less than $2,000 which do not, in the aggregate, have a total value of more than $10,000, setting forth with respect to all such listed property a summary description of all leases, liens, claims, encumbrances, charges, restrictions, covenants and conditions relating thereto, identifying the parties thereto, the rental or other payment terms, expiration date and cancellation and renewal terms thereof.

(c) The Company has not granted to any third party any right or license to use the Company's customer lists, customer contact information, customer correspondence or customer licensing and purchasing histories relating to its current and former customers.

2.13	Material or Significant Agreements, Contracts and Commitments.

(a) Except as set forth on Schedule 2.13(a), the Company is not presently a party to or bound by:

    (i) any employment, consulting or sales agreement with any employee, consultant or salesperson of the Company that is not otherwise terminable without penalty upon no more than 30 days notice or involves payments of more than $10,000 per annum;

    (ii) any agreement or plan relating to employee benefits or compensation involving payments of more than $10,000 per annum, including without limitation any option plan or purchase plan with respect to Equity Interests of the Company , any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;
    (iii) any material fidelity or surety bond or completion bond;

    (iv) any lease of personal property having an annual rental rate in excess of $2,000 individually or $20,000 in the aggregate;

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    (v) any agreement, contract or commitment relating to capital expenditures and involving future payments in excess of $5,000 individually or $20,000 in the aggregate;

    (vi) any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of the Company's business that involves future payments of more than $10,000;

    (vii) any payables, mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit or evidencing any debt or any payable, debt or agreement which is secured by any assets of the Company and has a balance of more than $5,000.00;

    (viii) any purchase order or contract for the purchase of materials or services involving in excess of $2,000 individually or $20,000 in the aggregate;
    (ix) any material construction contracts;

    (x) any dealer, distribution, joint marketing or development agreement or agreements relating to territorial arrangements, sales representation, operating or consulting agreements that is not otherwise terminable without penalty upon no more than 30 days notice or involves payments of more than $10,000 per annum;

    (xi) any remarketer, reseller or other agreement for use or distribution of the Company's products, technology or services that may not be cancelled without penalty upon no more than 30 days notice;

    (xii) any supplier or third party provider agreements that involves future payments in excess of $10,000 per annum and is not cancelable without penalty within 30 calendar days;

    (xiii) any joint venture, partnership or other management agreements that involves future payments of more than $10,000;

    (xiv) any advertising, marketing, telemarketing or promotional agreements that involves future payments of more than $5,000;

    (xv) any material tax sharing agreement with any other party;

    (xvi) any non-compete or other agreements restricting the business in any way;

    (xvii) any independent agent or independent contractor agreements that is not cancelable without penalty within 30 calendar days;

    (xviii) any agreements for the discount of the services or products offered by the Company that involve discounts of more than $5,000 per annum;

    (xix) any material agreements pursuant to which the Company is obligated to indemnify any party;

    (xx) any agreements that involves future payments of more than $5,000 or which is not otherwise cancelable without penalty within 30 calendar days with any current or former officer, director, employee, consultant or equity holder or any partnership, corporation, joint venture or other entity in which any such person has an interest;
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    (xxi) any irrevocable right of use or similar agreements that is not cancelable without penalty within 30 calendar days;

    (xxii) any agreement providing for the purchase of telecommunications minutes, services or traffic that involves future payments of more than $5,000 or which is not otherwise cancelable without penalty within 30 calendar days; or

    (xxiii) any other agreement, contract or commitment that involves $2,000 individually or $20,000 in the aggregate or more and is not cancelable without penalty within thirty (30) calendar days.
The undisclosed liabilities based on the thresholds as provided in this Section 2.13(a) do not exceed in the aggregate $50,000.

(b) The Company is in compliance with and has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any agreement, contract, lease, license or commitment to which it is a party or by which it is bound, including those included on Schedule 2.13(a) (collectively, the "Contracts"), nor does the Company have knowledge of any event that would constitute such a material breach, violation or default with the lapse of time, giving of notice or both. Each Contract is in full force and effect and is not subject to any material default thereunder, nor, to the Knowledge of the Company, is any party obligated to the Company pursuant thereto subject to any material default thereunder.

(c) The Company has obtained, or will obtain prior to the Effective Time, all necessary consents, waivers and approvals of parties to any Contract as are required thereunder in connection with the Merger or for such Contracts to remain in effect without modification, limitation or alteration after the Effective Date. Following the Effective Date, the Company will be permitted to exercise all of its rights under the Contracts without the payment of any additional amounts or consideration other than amounts or consideration which the Company would otherwise be required to pay had the transactions contemplated by this Agreement not occurred.

2.14
Interested Party Transactions. No officer, director, employee, shareholder, manager or member of the Company (nor any ancestor, sibling, descendant or spouse of any such person, or trust, partnership or corporation in which any such person has or has had an interest) has or has had, directly or indirectly: (i) an interest in any entity which furnished or sold, or furnishes or sells, services, products or technology that the Company furnishes or sells; (ii) any interest in any entity that purchases from or sells or furnishes to the Company, any goods or services; or (iii) a beneficial interest in any Contract to which the Company is a party; provided, however, that ownership of no more than 1% of the outstanding voting stock of a publicly traded corporation shall not be deemed to be an "interest in any entity" for purposes of this Section 2.14.

2.15	Governmental Authorization.

(a) Each consent, license, permit, grant, certificate, approval or other authorization (i) pursuant to which the Company currently operates or holds any interest in any of its properties, or (ii) which is required for the operation of its business as currently conducted or the holding of any such interest has been issued or granted and is listed on Schedule 2.15 (collectively, the "the Company Authorizations"). The Company is operating in compliance with all Company Authorizations. Each Company Authorization has been lawfully and validly issued and no proceeding or investigation is currently pending or threatened, and the Company has received no notice of any investigation, revocation, cancellation or modification with respect to any Company Authorization and knows of no basis therefor. The Company has timely filed all reports, data and other information required to be filed with any governmental entity or as required to maintain the Company Authorizations. The Company Authorizations are in full force and effect, and, shall remain in full force and effect without modification after the Effective Time.

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2.16
Litigation. Except as set forth on Schedule 2.16, there is no action, suit, claim or proceeding of any nature pending or threatened against the Company or any Principal or their respective properties or any person or entity whose liability the Company or any Principal may have retained or assumed, either contractually or by operation of law, nor, to the Knowledge of the Company or Principals, is there any reasonable basis therefor. There is no investigation or other proceeding pending or threatened against the Company or any Principal, any of their respective properties or any person or entity whose liability the Company or any Principal may have retained or assumed, either contractually or by operation of law, by or before any Governmental Entity, nor, to the Knowledge of the Company or Principals, is there any reasonable basis therefor. Except as set forth on Schedule 2.16, no Governmental Entity has at any time challenged or questioned the legal right of the Company to conduct their respective operations as presently or previously conducted.

2.17
Accounts Receivable. Except for any receivables owed to the Company by I-55 Telecommunications, L.L.C., all receivables of the Company (including accounts receivable, loans receivable and advances) which are reflected in the Balance Sheet, and all such receivables which will have arisen since the date thereof, shall have arisen only from bona fide transactions in the ordinary course of the business of the Company and shall be (or have been) fully collected when due, or in the case of each account receivable within 90 days after it arose, without resort to litigation and without offset or counterclaim, in the aggregate face amounts thereof except to the extent of the normal allowance for doubtful accounts with respect to accounts receivable computed as a percentage of sales consistent with the Company's prior practices as reflected on the Financials.

2.18
Assets Necessary to Business. The Company presently has and at Closing will have title to all property and assets, real, personal and mixed, tangible and intangible, and all leases, licenses and other agreements, necessary to permit Subsidiary to carry on the business of the Company, as currently conducted.

2.19
Minute Books. The minutes of the Company made available to counsel for Parent are the only minutes of the Company and contain substantially accurate summaries of all material meetings of the board of directors (or committees thereof), the board of managers (or committees thereof), the shareholders (or committees thereof), the members (or committees thereof) of the Company , as applicable, and each action by written consent since the inception of each such entity.

2.20	Environmental Matters.

(a) Hazardous Material. The Company has not: (i) operated any underground storage tanks at any property that the Company has at any time owned, operated, occupied or leased; or (ii) illegally released any amount of any substance that has been designated by any Governmental Entity or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including without limitation PCBs, asbestos, petroleum, and urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws (a "Hazardous Material"). To the Knowledge of the Company, no Hazardous Materials are present in, on or under any property, including the land and the improvements, ground water and surface water thereof, that the Company or any Subsidiary has at any time owned, operated, occupied or leased.

(b) Hazardous Materials Activities. The Company has not transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Effective Time, nor has the Company or any Subsidiary disposed of, transported, sold, or manufactured any product containing a Hazardous Material (any or all of the foregoing being collectively referred to herein as "Hazardous Materials Activities") in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

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(c) Permits. The Company currently holds all environmental approvals, permits, licenses, clearances and consents (the "Environmental Permits") necessary for the conduct of Hazardous Material Activities by them, respectively, and other businesses of the Company as such activities and businesses are currently being conducted.

(d) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending or, to the Knowledge of the Company, threatened concerning any Environmental Permit, Hazardous Material or any Hazardous Materials Activity of the Company or any Subsidiary. The Company has no Knowledge of any fact or circumstance that is reasonably likely to involve the Company in any environmental litigation or impose upon the Company any environmental liability.

2.21
Brokers' and Finders' Fees. The Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

2.22	Employee Benefit Plans and Compensation.

(a) Definitions. For all purposes of this Agreement, the following terms shall have the following respective meanings:

    (i) "Affiliate" shall mean any other person or entity under common control with the Company or Parent, as applicable, within the meaning of Section 414(b), (c), (m) or (o) of the Code, and the regulations issued thereunder.

    (ii) "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

    (iii) "the Company Employee Plan" shall mean any plan, program, policy, practice, contract, agreement or other material arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written, unwritten or otherwise, funded or unfunded, including without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA which is or has been maintained, contributed to, or required to be contributed to, by the Company or any Affiliate for the benefit of any Employee, or with respect to which the Company or any Affiliate has or may have any liability or obligation.

    (iv) "DOL" shall mean the United States Department of Labor.

    (v) "Employee" shall mean any current or former employee, consultant or director of the Company or any Affiliate.

    (vi) "Employment Agreement" shall mean each management, employment, severance, consulting, relocation, repatriation, expatriation, visas, work permit or other agreement, or contract between the Company or any Affiliate and any Employee.

    (vii) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

    (viii) "FMLA" shall mean the Family Medical Leave Act of 1993, as amended.

    (ix) "IRS" shall mean the United States Internal Revenue Service.

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    (x) "Pension Plan" shall mean each the Company Employee Plan, which is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA.

(b) Schedule. Schedule 2.22(b) contains an accurate and complete list of each the Company Employee Plan and each Employment Agreement. The Company has no plan or commitment to establish any new the Company Employee Plan or Employment Agreement, to modify any the Company Employee Plan or Employment Agreement (except to the extent required by law), or to enter into any the Company Employee Plan or Employee Agreement.

(c) Documents. The Company has provided to Parent correct and complete copies of: (i) all documents embodying each the Company Employee Plan and each Employment Agreement including (without limitation) all amendments thereto and all related trust documents, administrative service agreements, group annuity contracts, group insurance contracts, and policies pertaining to fiduciary liability insurance covering the fiduciaries for each Plan; (ii) the most recent annual actuarial valuations, if any, prepared for each the Company Employee Plan; (iii) the three (3) most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each the Company Employee Plan; (iv) if the Company Employee Plan is funded, the most recent annual and periodic accounting of the Company Employee Plan assets; (v) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each the Company Employee Plan; (vi) all IRS determination, opinion, notification and advisory letters, and all applications and correspondence to or from the IRS or the DOL with respect to any such application or letter; (vii) all communications material to any Employee or Employees relating to any the Company Employee Plan and any proposed the Company Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to the Company; (viii) all correspondence to or from any governmental agency relating to any the Company Employee Plan; (ix) all COBRA forms and related notices (or such forms and notices as required under comparable law); (x) the three (3) most recent plan years discrimination tests for each the Company Employee Plan; and (xi) all registration statements, annual reports (Form 11-K and all attachments thereto) and prospectuses prepared in connection with each Company Employee Plan.

(d) Employee Plan Compliance. Except as set forth on Schedule 2.22(d), (i) the Company has performed in all material respects all obligations required to be performed by it under, is not in material default or violation of, and has no knowledge of any material default or violation by any other party to each the Company Employee Plan, and each the Company Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA or the Code; (ii) each the Company Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code has either received a favorable determination, opinion, notification or advisory letter from the IRS with respect to each such Company Employee Plan as to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation, or has remaining a period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such a letter and make any amendments necessary to obtain a favorable determination as to the qualified status of each such Company Employee Plan; (iii) no "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 4975 of the Code or Section 408 of ERISA (or any administrative class exemption issued thereunder), has occurred with respect to any the Company Employee Plan; (iv) there are no actions, suits or claims pending, or, to the Knowledge of the Company, threatened or reasonably anticipated (other than routine claims for benefits) against any the Company Employee Plan or against the assets of any the Company Employee Plan; (v) each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time, without material liability to the Parent, the Subsidiary, or the Company (other than ordinary administration expenses); (vi) there are no audits, inquiries or proceedings pending or, to the Knowledge of the Company , threatened by the IRS or DOL with respect to any Company Employee Plan; and (vii) the Company is not subject to any penalty or tax with respect to any the Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code.

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(e) No Pension Plans. The Company has not ever maintained, established, sponsored, participated in, or contributed to, any (i) Pension Plans subject to Title IV of ERISA or Section 412 of the Code; (ii) "multiemployer plan" within the meaning of Section (3)(37) of ERISA; or (iii) multiemployer plan, or to any plan described in Section 413 of the Code.

(f) No Post-Employment Obligations. No Company Employee Plan provides, or reflects or represents any liability to provide, retiree life insurance, retiree health or other retiree employee welfare benefits to any person for any reason, except as may be required by COBRA or other applicable statute, and the Company has never represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) or any other person that such Employee(s) or other person would be provided with retiree life insurance, retiree health or other retiree employee welfare benefit, except to the extent required by statute.

(g) Health Care Compliance. The Company has not , prior to the Effective Time and in any material respect, violated any of the health care continuation requirements of COBRA, the requirements of FMLA, the requirements of the Health Insurance Portability and Accountability Act of 1996, the requirements of the Women's Health and Cancer Rights Act of 1998, the requirements of the Newborns' and Mothers' Health Protection Act of 1996, or any amendment to each such act, or any similar provisions of state law applicable to its Employees.

(h) Effect of Transaction.

    (i) Execution of this Agreement and the consummation of the transactions contemplated hereby will not constitute an event under any Company Employee Plan, Employment Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee.

    (ii) No payment or benefit which will or may be made by the Company with respect to any Employee or any other "disqualified individual" (as defined in Code Section 280G and the regulations thereunder) will be characterized as a "parachute payment," within the meaning of Section 280G(b)(2) of the Code.

(i) Employment Matters. The Company : (i) is in compliance with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) has withheld and reported all amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to Employees; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no pending or, to the knowledge of the Company or Principals, threatened or reasonably anticipated claims or actions against the Company under any worker's compensation policy or long-term disability policy.

(j) Labor. No work stoppage or labor strike against the Company is pending, or, to the knowledge of the Company or Principals, threatened or reasonably anticipated. To the knowledge of the Company or Principals, there are neither any activities nor proceedings of any labor union to organize any Employees, nor have there ever been. There are no actions, suits, claims, labor disputes or grievances pending, or, to the knowledge of the Company or Principals, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Employee, including without limitation charges of unfair labor practices or discrimination complaints. The Company has not has engaged in any unfair labor practices within the meaning of the National Labor Relations Act. The Company is not presently, or has been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by the Company.

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(k) Employees. Schedule 2.22(k) contains a true and complete list of the names and current salary rates and bonus commitments to all present employees of the Company and Schedule 2.22(k) or other Schedules attached as part of Section 2.22 contains a list of all contracts, agreements, Company Employee Plans, arrangements, commitments and understanding (formal and informal) pertaining to terms of employment, compensation, bonuses, profit sharing, stock purchases, stock repurchases, stock options, commissions, incentives, loans or loan guarantees, severance pay or benefits, change in control payments, use of the Company's property and related matters of the Company with any current or former officer, director, employee or consultant, and true and complete copies of all such contracts, agreements, plans, arrangements and understandings have been delivered to Parent heretofore.

(l) Except for the Principals, the Company will not have any responsibility for continuing any person in the employ (or retaining any person as a consultant) of the Subsidiary from and after the Effective Time or have any liability for any severance payments to or similar arrangements with any such person who shall cease to be an employee or consultant of the Company at or prior to the Effective Time.

(m) No facts or circumstances are known to exist that could provide a reasonable basis for a claim of wrongful termination or employment discrimination by any current or former employee of the Company against the Company.

2.23
Compliance with Laws; Relations with Governmental Entities. The Company has complied in all respects with, is not in violation of, and has not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation. Neither the Company nor any Principal, nor, to the Knowledge of the Company or any Principal, any of the Company's officers, directors, employees or agents (or shareholders, distributors, representatives or other persons acting on the express, implied or apparent authority of the Company) have paid, given or received or have offered or promised to pay, give or receive, any bribe or other unlawful payment of money or other thing of value, any unlawful discount, or any other unlawful inducement, to or from any person or Governmental Entity in the United States or elsewhere in connection with or in furtherance of the business of the Company (including any offer, payment or promise to pay money or other thing of value (a) to any foreign official, political party (or official thereof) or candidate for political office for the purposes of influencing any act, decision or omission in order to assist the Company in obtaining business for or with, or directing business to, any person or entity, or (b) to any person or entity, while knowing that all or a portion of such money or other thing of value will be offered, given or promised to any such official or party for such purposes. To the knowledge of the Company or any Principal, the business of the Company is not in any manner dependent upon the making or receipt of such payments, discounts or other inducements. The Company nor any Principal has otherwise taken any action that would cause the Company to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable Laws of similar effect.

2.24
Merger Tax Matters. The Company and each Principal represents that each of them and the Company Shareholders understands that he or she must rely solely on his or her advisors and not on any statements or representations by Parent, or its agents, with respect to Tax consequences of the Merger and that the Company is relying on its own advisors as to such matters. No tax opinions are being required under Article V of this Agreement.

2.25
Intellectual Property. Schedule 2.25 contains a true, correct and complete listing of all Intellectual Property owned or licensed by or registered in the name of the Company and used or held for use in operations of the Business, all of which are transferable to Buyer by the sole act and deed of the Company , and no consent on the part of any other person is necessary to effectuate the transfer to Buyer of such Intellectual Property. The Company pays no royalty to anyone with respect to the Intellectual Property and has the right to bring action for the infringement thereof. The Company owns or possesses all rights to use all such Intellectual Property necessary to or useful for the conduct of the Business. The Company has not received any notice to the effect that any service rendered by the Company relating to the Business may infringe on any Intellectual Property right or other legally protectable right of another, nor does the Company or any Principal otherwise have any knowledge of any such infringement.

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2.26
Customer Contracts. The contracts, agreements, understandings and commitments set forth and described in Schedule 2.26 (the "Customer Contracts") are the current forms of all of the types of customer contracts, agreements, commitments or understandings relating to the business and operations thereof to which the Company is a party. Separately described in Schedule 2.26 are all Customer Contracts of the Company that have generated $2,000 or more in revenue in any month since June 1, 2004 ("Significant Customer Contracts") and a list of all current customers of the Company. .

    The Company has not entered into any binding agreement with respect to any Customer Contract that could adversely affect the Company’s ability to enforce its rights under such Customer Contract. The Company has delivered true and complete copies of all written Significant Customer Contracts (and all amendments and modifications thereto) to Parent and Subsidiary prior to the execution of this Agreement, and each Significant Customer Contract represents the entire agreement between the Company and any other party to such Significant Customer Contract.

    Since 120 days prior to the date of this Agreement, (i) no customer (or group of related customers) purchasing in the aggregate $25,000 in products and services over the past twelve (12) months-has terminated its relationship with the Company , and (ii) the Company has not received any written or oral communication from any customer (or group of related customers) purchasing in the aggregate $25,000 in products and services over the past twelve (12) months to the effect that such customer (or group of related customers) is experiencing financial difficulties which reasonably could be expected to affect adversely full and timely payment by such customer for services rendered by the Company.

2.27
Relationships with Suppliers. The Company or any Principal does not know of any written or oral communication, fact, event or action which exists or has occurred within 120 days prior to the date of this Agreement which would indicate that any current supplier to the Company or its Subsidiaries of items or services essential to the conduct of the business of the Company and its Subsidiaries may terminate or materially reduce its business with the Company.

2.28	Investment Representation; Legends.

(a) The Company understands that the Parent Common Stock and the Parent Stock Warrants to be issued pursuant to the terms of this Agreement have not been registered under the Securities Act of 1933 as amended (the "Securities Act") and the Parent Common Stock and Parent Stock Warrants are "restricted securities" as the term is defined in Rule 144 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act and the Company shareholders cannot transfer any of such Parent Common Stock and Parent Stock Warrants unless such shares are subsequently registered under the Securities Act or in a transfer that, in the opinion of legal counsel to Parent, is exempt from such registration.

(b) Each Company shareholder has been advised that the Parent Company Stock and the Parent Stock Warrants issued hereunder have not been and are not being registered under the Securities Act or under the Blue Sky laws of any jurisdiction, and that Parent in issuing such shares is relying upon, among other things, the representations and warranties of the Company and Principals contained in this Section including that such issuance is a "private offering" and does not require compliance with the registration provisions of the Securities Act.

2.29
Stockholder Matters. Set forth on Schedule 2.29 is a list of all holders of the Company's capital stock as of the date hereof and Schedule 2.29 identifies each holder of the Company's capital stock that is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933, as amended.

2.30	Banking and Insurance.

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(a) Schedule 2.30(a) contains a true and complete list of the names and locations of all financial institutions at which the Company maintains a checking account, deposit account, securities account, safety deposit box or other deposit or safekeeping arrangement, the number or other identification of all such accounts and arrangements and the names of all persons authorized to draw against any funds therein.

(b) Schedule 2.30(b) contains a true and complete list of all insurance policies and bonds and self insurance arrangements currently in force that cover or purport to cover risks or losses to or associated with the Company's business, operations, premises, properties, assets, employees, agents and directors and sets forth, with respect to each such policy, bond and self insurance arrangement, a description of the insured loss coverage, the expiration date and time of coverage, the dollar limitations of coverage, a general description of each deductible feature and principal exclusion and the premiums paid and to be paid prior to expiration. The Company has no obligation, liability or other commitment relating to any contract of insurance containing a provision for retrospective rating or adjustment of the Company's premium obligation. To the Company’s knowledge, no facts or circumstances exist that would cause the Company to be unable to renew its existing insurance coverage as and when the same shall expire other than possible increases in premiums that do not result from any act or omission of the Company.

2.31
Representations Complete. None of the representations or warranties made by the Company or any Principal in this Agreement, or to be furnished in or in connection with documents mailed or delivered to the Company Shareholders for use in soliciting their consent to this Agreement and the Merger, contains or, with respect to documents to be mailed to the Company Shareholders, will when mailed contain, any untrue statement of a material fact or omits or, with respect to documents to be mailed to the Company Shareholders, will when mailed omit, to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. No representations and warranties by the Company and Principals in this Agreement and no statement in this Agreement or any document or certificate furnished or to be furnished to Parent or Subsidiary pursuant hereto contains or will contain any untrue statement or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading. The Company and Principals have disclosed to Parent and Subsidiary all facts known to any of them material to the assets, liabilities, business, operation and property of the Company or its Subsidiaries. There are no facts known to the Company or Principals not yet disclosed which would adversely affect the Company's business, financial condition or future operations of the Company's business. All facts of material importance to the assets and to the business have been fully and truthfully disclosed to Parent and Subsidiary in this Agreement.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND SUBSIDIARY

Parent and Subsidiary represent and warrant to the Company that on the date hereof and as of the Effective Date as though made at the Effective Time as follows:

3.01
Organization and Standing. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Mississippi. Each of Parent and Subsidiary has the full and unrestricted corporate power and authority to carry on its business as currently conducted. Each of Parent and Subsidiary has the full and unrestricted corporate power and authority to execute and deliver this Agreement, the Related Agreements and each other document required hereunder and to carry out the transactions contemplated hereby and thereby. Parent has the full and unrestricted corporate power and authority to issue the Parent Common Stock and Parent Stock Warrants hereunder and to carry out the transactions to be carried out by it as contemplated by this Agreement and all other Related Agreements.

3.02
Authorization. The execution, delivery and performance by each of Parent and Subsidiary of this Agreement and each other Related Agreement, the fulfillment of and compliance with the respective terms and provisions hereof and thereof, and the consummation by each of Parent and Subsidiary of the transactions contemplated hereby and thereby have been duly authorized by their respective Board of Directors and subject to the approval of the shareholders of the Parent and shareholders of the Subsidiary (a) will not conflict with, or violate any term or provision of (i) any law having applicability to each of Parent and Subsidiary, the effect of which would have an adverse material effect on the business of Parent or Subsidiary, or (ii) any provision of the certificate of incorporation or bylaws of Parent or Subsidiary; (b) will not conflict with, or result in any material breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, any material agreement to which Parent or Acquisition Sub is a party or by which it is bound; or (c) will not result in or require the creation or imposition of or result in the acceleration of any indebtedness, or of any encumbrance of any nature upon, or with respect to, Parent or Subsidiary. No other corporate action on the part of Parent or Subsidiary is necessary for Parent or Subsidiary to enter into this Agreement and all other Related Agreements and to consummate the transactions contemplated hereby and thereby, other than the approval of the Parent as the sole shareholder of the Subsidiary. The issuance by Parent of the Parent Common Stock and Parent Stock Warrants hereunder and the performance by Parent or Subsidiary of the terms and provisions of this Agreement and each other Related Agreements required to be performed by it have been duly authorized by all necessary corporate action of Parent (which authorization has not been modified or rescinded and is in full force and effect) other than the approval of the Parent as sole shareholder of the Subsidiary.

3.03
Binding Obligation. This Agreement and each other agreement to be executed by Parent or Subsidiary hereunder constitutes a valid and binding obligation of the Parent or Subsidiary, as applicable, enforceable against the Parent or Subsidiary, as applicable, in accordance with its terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

3.04
Issuance of Parent Common Stock and Parent Stock Warrants. All of the Parent Common Stock and Parent Stock Warrants to be issued pursuant to this Agreement have been duly authorized by Parent and, when issued in accordance with the terms of this Agreement, shall be validly issued, fully paid and nonassessable.

3.05
Litigation. There are no actions, suits, claims, arbitrations, proceedings or investigations pending, threatened or reasonably anticipated against, or involving Parent or Subsidiary or the transactions contemplated by this Agreement or any other Related Agreement, at law or in equity, or before or by any arbitrator or governmental authority, domestic or foreign, which could reasonably be expected to have a material adverse effect on the Parent or Subsidiary. Neither Parent nor Subsidiary is operating under, subject to or in default with respect to any order, award, writ, injunction, decree or judgment of any arbitrator or governmental authority relating to Parent or Subsidiary or their respective employees.

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3.06
Securities and Exchange Commission Filings. Parent and Subsidiary have furnished the Company and the Principals with a true and complete copy of each final annual, quarterly and current report and each final prospectus filed by Parent with the SEC since January 1, 2002. No such filing with the SEC by Parent contained to Parent's Knowledge, as of the time of such filing, any untrue statement of a material fact or omitted a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

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ARTICLE IV
COVENANTS OF PARTIES PRIOR TO THE EFFECTIVE TIME

4.01	Preparation of Proxy Statement.

(a) Immediately after the execution of this Agreement, the Company shall prepare, with the cooperation of Parent and Subsidiary, a Proxy Statement for the Company Shareholders to approve this Agreement, the Merger and the transactions contemplated hereby and thereby. The Proxy Statement shall include a disclosure document for the offer and issuance of the shares of Parent Common Stock and Parent Stock Warrants to be received by the holders of Company Common Stock in the Merger. Parent and the Company shall each use commercially reasonable efforts to cause the Proxy Statement to comply with applicable federal and state securities laws requirements. Each of Parent and the Company agrees to provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the Proxy Statement, or in any amendments or supplements thereto, and to cause its counsel, accountants and auditors to cooperate with the other's counsel, accountants and auditors in the preparation of the Proxy Statement. The Company will promptly advise Parent, and Parent will promptly advise the Company, in writing if at any time prior to the Effective Date either the Company or Parent shall obtain Knowledge of any facts that might make it necessary or appropriate to amend or supplement the Proxy Statement in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable law. The Proxy Statement shall contain the recommendation of the Board of Directors of the Company that the Company Shareholders approve the Merger and this Agreement and the conclusion of the Board of Directors that the terms and conditions of the Merger are fair and reasonable to the Company Shareholders, unless the Company's Board of Directors shall have determined in good faith that the failure to do so would violate the Board of Directors' fiduciary duties to the Company Shareholders under applicable law. Anything to the contrary contained herein notwithstanding, the Company shall not include in the Proxy Statement any information with respect to Parent, the Subsidiary or their affiliates or associates, the form and content of which information shall not have been approved by Parent prior to such inclusion.

4.02
Restrictions on Transfer; Legends. The Parent Common Stock and all the Parent Stock Warrants to be issued in the Merger shall be characterized as "restricted securities" for purposes of Rule 144 under the Securities Act, and each certificate representing any of such shares shall bear a legend identical or similar in effect to the following legend (together with any other legend or legends required by applicable state securities laws or otherwise):

    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR IN COMPLIANCE WITH AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. IN ADDITION, THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN SALE RESTRICTIONS AS PROVIDED IN SECTION 8.11 OF THAT CERTAIN AGREEMENT AND PLAN OF MERGER BY AND AMONG I-55 INTERNET SERVICES, INC., XFONE, INC. AND XFONE USA, INC. DATED AS OF AUGUST ___, 2005.

4.03	Access to Information.

(a) The Company shall afford Parent, Subsidiary and its accountants, counsel and other representatives, reasonable access during the period prior to the Effective Date and during normal business hours upon reasonable advance notice to (i) all of the Company's properties, books, contracts, commitments and records; (ii) all other information concerning the business, properties and personnel (subject to restrictions imposed by applicable law) of the Company as Parent may reasonably request; and (iii) all employees of the Company as identified by Parent. The Company agrees to provide to Parent and its accountants, counsel and other representatives copies of internal financial statements (including Tax returns and supporting documentation) promptly upon request.
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(b) No information or knowledge obtained in any investigation pursuant to this Section 4.03 shall affect or be deemed to modify: any representation or warranty contained herein, the conditions to the obligations of the parties to consummate the Merger in accordance with the terms and provisions hereof, or the indemnification obligations of the Company and the Principals.

(c) All information furnished by one party to another pursuant hereto shall be treated as the sole property of the party furnishing the information until consummation of the Merger contemplated hereby and, if such Merger shall not occur, the party receiving the information shall retrieve, if necessary, and return to the party which furnished such information all documents or other materials containing, reflecting or referring to such information, shall use its best efforts to keep confidential all of such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. If the Merger is not consummated, the obligation to keep such information confidential shall continue for two (2) years from the date the proposed Merger is abandoned and shall not apply to (i) any information which (a) the party receiving the information can establish by convincing evidence was already in its possession prior to the disclosure thereof by the party furnishing the information, (b) was then generally known to the public or set forth in public records, (c) became known to the public through no fault of the party receiving the information, or (d) was disclosed to the party receiving the information by a third party not bound by an obligation of confidentiality, or (ii) disclosures in accordance with an order of a court of competent jurisdiction.

4.04
Public Disclosure. The parties hereto agree that prior to the Effective Time, none of them will make or engage in any press release, publicity or other public disclosure of the matters which are the subject of this Agreement without the prior written consent of Parent and the Company, unless such party believes in good faith upon consultation with counsel that such press release, publicity or other public disclosure is required by law or legal process, in which event such party will give Parent and the Company as much advance notice thereof as is practicable under the circumstances and will give good faith consideration to any comments made with respect thereto by the other parties hereto prior to the time when such press release, publicity or other public disclosure is made.

4.05
Conduct Business in Ordinary Course. The Company shall, through the Closing Date, use its best efforts to preserve its business and the assets and maintain its existing contracts and licenses and to preserve for the Subsidiary the present relationships with customers, employees, lessors and any other persons having business relations with the Company. Except as contemplated by this Agreement or as reasonably required to carry out its obligations hereunder, the Company shall, through the Closing Date, maintain and service the business and the assets only in the ordinary course of business and, in addition, shall not (except to the extent that Parent has consented in advance in writing thereto: (i) enter into any agreement in connection with the business or assets that may not be terminated on less than thirty (30) days' notice or that may reasonably be expected to have a Material Adverse Effect on the business or assets, (ii) make any capital purchases or commitments relating to the Assets that exceed, individually or in the aggregate, $10,000; (iii) place, or allow to be placed, an Encumbrance on any of the assets, (iv) sell, assign, lease or otherwise transfer or dispose of any interest in any asset (other than in the ordinary course of business), (v) commit any act or omit to do any act, or engage in any activity or transaction or incur any obligation (by conduct or otherwise), that (individually or in the aggregate) reasonably could be expected to have a Material Adverse Effect on the business or assets; (vi) do or omit to do any act (or permit such action or omission) which reasonably could be expected to cause a breach of any contract or Governmental Authorizations, or (vii) take any action or fail to take any action that would reasonably be expected to cause any of the representations, warranties or covenants contained herein to be untrue or incorrect or incapable of being performed or satisfied on the Closing Date. Through the Closing Date, the Company shall not (except to the extent that Parent has consented in advance in writing thereto): (i) provide service or agree to provide service to any customer at rates that are different than those that were in effect for such customer (or would have been in effect for any new customer) as of June 23, 2005, (ii) offer any promotions or special incentives or arrangements to customers that were not being offered to all customers at June 23, 2005, including, but not limited to, any promotions or special incentives or arrangements with respect to pricing or usage, or (iii) amend or modify any Customer Contract. Prior to and through the day following the Closing Date, the Company and its Subsidiaries shall maintain in full force and effect all of its existing casualty, liability, and other insurance in amounts not less than those in effect on the date hereof, except for changes in such insurance that are made in the Ordinary Course of Business.

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4.06
Consents and Approvals. The Company shall use its best efforts to obtain, prior to the Closing, all waivers, consents and approvals including those as provided in Schedule 5.02(b), that are required in order to effect the Merger so as to preserve all rights of and benefits of the Company thereunder for the Subsidiary. Parent and Subsidiary shall use commercially reasonable efforts to assist the Company in the Company's efforts to obtain such waivers, consents and approvals. In addition, the Company and Parent and Subsidiary shall use their commercially reasonable efforts to obtain all other waivers, consents and approvals of all Governmental Authorities that are required in order for them to consummate the transactions contemplated by this Agreement or to perform the other obligations of the Company and Parent and Subsidiary hereunder. The Company and Parent and Subsidiary shall: (i) cooperate in the filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to applicable statutes, rules, regulations or orders of any Governmental Authority or supra-governmental authority in connection with the transactions contemplated by this Agreement; and (ii) use their respective best efforts to cause any applicable waiting periods thereunder to expire and any objections to the transactions contemplated hereby to be withdrawn before the Effective Date. All expenses incurred in obtaining the waivers, consents and approvals described in this Section 4.06 shall be paid by the Company.

4.07
Financial Statements. The Company shall provide Parent with unaudited statements of assets and liabilities of the Company , and statements of revenues and expenses reflecting the results of operations of the Company for each month beginning with August 2005 within twenty (20) days of the end of each such month. All of the foregoing financial statements shall comply with the requirements concerning financial statements set forth in Section 2.07.

4.08	Notification of Certain Matters.

(a) The Company and each of the Principals, as the case may be, shall give prompt written notice to Parent of: (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of the Company or any of the Principals, respectively and as the case may be, contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Date; and (ii) any failure of the Company or any of the Principals, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 4.08(a) shall not constitute an acknowledgment or admission of a breach of this Agreement. No disclosure by the Company or any of the Principals pursuant to this Section 4.08(a) shall be deemed to have cured any breach of any representation or warranty made in this Agreement for purposes of determining whether or not the conditions set forth in Article V have been satisfied, or be deemed to have cured any such breach of a representation or warranty in this Agreement and to have been disclosed as of the date of this Agreement for purposes of Article VI hereof.

(b) The Parent and Subsidiary shall give prompt written notice to the Company of: (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of the Parent and Subsidiary contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time; and (ii) any failure of the Parent and Subsidiary to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 4.08(b) shall not constitute an acknowledgment or admission of a breach of this Agreement. No disclosure by the Company or any of the Principals pursuant to this Section 4.08(b) shall be deemed to have cured any breach of any representation or warranty made in this Agreement for purposes of determining whether or not the conditions set forth in Article VI have been satisfied, or be deemed to have cured any such breach of a representation or warranty in this Agreement and to have been disclosed as of the date of this Agreement for purposes of Article VI hereof.

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4.09
Additional Documents and Further Assurances. Each party hereto, at the request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the Merger and the transactions contemplated hereby.

4.10
Federal and State Securities Exemptions. The parties agree to use commercially reasonable efforts to ensure that the issuance of the Parent Stock Consideration will be exempt from registration under the Securities Act by reason of Section 4(2) and/or Regulation D thereof (the "Private Placement Exemption").

4.11
Shareholder List. As of a date which is two (2) calendar days prior to the Effective Date, the Company shall provide Parent and its counsel with a statement certified by the principal executive officer of the Company and Principals setting forth any changes which would have been required to be set forth on Schedule 2.03 or Schedule 2.29 as if such had been made and certification that there are no outstanding options or other rights to any equity interest in the Company (the "Updated Capitalization Certificate").

4.12	Non-Competition and Non-Solicitation.

(a) As a material inducement to Parent and Subsidiary to enter into and perform their obligations under this Agreement, and in order to preserve and protect the trade secrets and proprietary, confidential information of Parent and Subsidiary after the Closing, during the period of employment and for a period of two (2) years following the date that the employment by the Subsidiary (or an affiliate thereof) of the Principal ends (the "Noncompetition Period"), no Principal will, directly or indirectly, either for themselves or for any partnership, limited liability company, individual, corporation, joint venture or any other entity "participate in" (as defined below) any business (including, without limitation, any division, group or franchise of a larger organization) which engages in any "Internet Services and Telecommunications Business" in the parishes and counties listed on Exhibit “F” (the "Restricted Area"). For purposes of this Agreement, "Internet Services and Telecommunications Business" shall mean the business of providing any type of telecommunication services or internet access services to any person or customer within the Restricted Area, including, without limitation, local, long distance, broadband, dial up data services, wireless, DSL, Voice-over-Internet Protocol (VoIP) and any other service or product being offered or provided by the Parent or Subsidiary or any of its affiliates. For purposes of this Agreement, the term "participate in" shall include, without limitation, having any direct or indirect interest in any corporation, partnership, limited liability company, joint venture or other entity, whether as a sole proprietor, owner, shareholder, partner, member, manager, joint venturer, creditor or otherwise, or rendering any direct or indirect service or assistance to any individual corporation, partnership, limited liability company, joint venture and other business entity (whether as a director, officer, manager, supervisor, employee, agent, consultant or otherwise). Notwithstanding the foregoing, nothing in this Section 4.12 shall prohibit any Principal or any other Non-Compete Party from owning not more than five percent (5%) of the debt or equity securities of a publicly traded corporation which may compete with Parent.

(b) During the Noncompetition Period, and in order to preserve and protect the trade secrets and proprietary, confidential information of Parent and the Subsidiary after the Effective Date, no Principal or any Non-Compete Party shall (i) induce or attempt to induce any employee of Parent or the Subsidiary to leave the employ of Parent or the Subsidiary, or in any way interfere with the relationship between Parent or Subsidiary or any employee thereof, (ii) hire directly or through another entity any individual employed by Parent or the Subsidiary who was previously employed by the Company, or (iii) induce or attempt to induce any customer, supplier, licensee, distributor or other business relation of Parent or the Subsidiary to cease doing business with Parent or the Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee, distributor or business relation and Parent or the Subsidiary (including, without limitation, making any negative statements or communications concerning Parent or the Subsidiary).

(c) If, at the time of enforcement of this Section 4.12, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law. Each of the Principals with respect to the terms of this Section 4.12 agrees (and each other Non-Compete Party shall agree) that the restrictions contained in this Section 4.12 are reasonable.
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(d) If at any time during the Noncompetition Period a Principal or any other Non-Compete Party desires to participate in an activity that he or she believes might be prohibited by this Section 4.12, such person may request in writing (a "Clarification Request") a determination by Parent as to whether such proposed activity would violate this Section 4.12. Parent shall respond in writing to such Clarification Request (a "Clarification Response") within thirty (30) days of receipt thereof from the requesting person.

(e) Each Principal by execution of this Agreement agrees to the terms of this Section 4.12 as to himself.

(f) The non-competition and non-solicitation obligations of each Principal shall be set forth more fully in the Employment Agreements to be executed between each Principal, respectively, and Subsidiary, on the forms attached to this Agreement as Exhibits “C” and “D.”

4.13
Approval of Shareholders. The Company will (i) take all steps necessary to call, give notice of, convene and hold a special meeting of its shareholders as soon as practicable for the purpose of approving and adopting this Agreement and the transactions contemplated thereby and for such other purposes as may be necessary or desirable, (ii) recommend to its shareholders the approval of this Agreement and the transactions contemplated thereby and such other matters as may be submitted to its shareholders in connection with this Agreement, and (iii) cooperate and consult with Parent and Subsidiary with respect to each of the foregoing matters. The Principals agree to vote all of their Company Common Stock in favor of the Merger.

4.14
No Shop. Until such time, if any, as this Agreement is terminated pursuant to Article VII, neither the Company or any of the Principals will not and each of their representatives will not directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, any person (other than Parent) relating to any transaction involving the sale of the business or assets of the Company, or any of the capital stock of the Company (other than a transfer of Capital Stock caused by the exercise of the MCG Warrants), or any merger, consolidation, business combination, or similar transaction involving the Company.

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ARTICLE V
CONDITIONS TO THE MERGER

5.01
Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of the Company, Parent and Subsidiary to effect the Merger shall be subject to the satisfaction at or prior to the Effective Date of the following conditions:

(a) Shareholder Approval. This Agreement and the Merger shall be approved and adopted (i) by the Company Shareholders by the requisite vote under applicable law and the Company's Articles of Incorporation, (ii) by the shareholders of Subsidiary by the requisite vote under applicable law and the Subsidiary’s Certificate of Incorporation, and (iii) by the shareholders of the Parent by the requisite vote under applicable law and the Parent's Certificate of Incorporation.

(b) No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

(c) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending.

(d) Articles of Merger. The Articles of Merger shall have been filed with the Secretary of State of the State of Mississippi and the Certificate of Merger shall have been filed with the Louisiana Secretary of State.

(e) MCG Debt and Warrants. MCG shall have been paid in full for the MCG Debt, and all obligations owed by Company to MCG under the MCG Credit Facility shall have been extinguished, including, but not limited to, the MCG Warrants.

(f) Tax-Free Merger. The Merger and the proposed transaction among Parent, Subsidiary and I-55 Telecommunications, L.L.C., taken individually or together, shall have no adverse tax consequences to Company, I-55 Telecommunications, L.L.C., or either of their shareholders.

(g) Acquisition of I-55 Telecommunications, L.L.C. Parent and Subsidiary shall have executed a definitive agreement for the acquisition of I-55 Telecommunications, L.L.C. by the Subsidiary.

5.02
Conditions to the Obligations of Parent and Subsidiary. The obligation of Parent and Subsidiary to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

(a) Representations, Warranties and Covenants.

    (i) The representations and warranties of the Company and the Principals in this Agreement (other than the representations and warranties of the Company and the Principals as of a specified date, which will be true and correct as of such date) shall be true and correct on and as of: (A) the date of this Agreement and (B) the Effective Time as though such representations and warranties were made on and as of the Effective Time (it being understood that, for purposes determining the accuracy of each such representation and warranty pursuant to clauses (A) and (B), any update of or modification to the Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded).
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    (ii) Each of the Company and the Principals shall have performed and complied with all covenants and obligations under this Agreement required to be performed and complied with by such parties as of the Effective Time.

(b) Third Party Consents. Parent shall have been furnished with evidence satisfactory to it that the Company has obtained all consents, waivers, approvals, and assignments listed in Schedule 5.02(b).

(c) No Material Adverse Change. There shall not have occurred any event or condition of any character since the date of this Agreement that has had or is reasonably likely to have a material adverse effect on the Company or its business, assets or prospects.

(d) Company Shareholder Approval. No holder of capital stock of the Company shall have exercised or given notice of their intent to exercise appraisal rights in accordance with Louisiana Law.

(e) Certificate of the Company and the Principals. Parent shall have received a certificate, validly executed by each of the Principals and the principal executive officer of the Company for and on its behalf, to the effect that, as of the Closing:

    (i) all representations and warranties made by the Company and the Principals in this Agreement (other than the representations and warranties of the Company and the Principals as of a specified date, which will be true and correct as of such date) were true and correct on and as of: (A) the date of this Agreement and (B) the Effective Date as though such representations and warranties were made on and as of the Effective Time;

    (ii) all covenants and obligations under this Agreement to be performed by the Company or the Principals on or before the Closing have been so performed; and

    (iii) the conditions to the obligations of Parent and Subsidiary set forth in Section 5.02 have been satisfied (unless otherwise waived in accordance with the terms hereof).

(f) Certificate of Secretary of the Company. Parent shall have received a certificate, validly executed by the Secretary of the Company, certifying as to (i) the correct form and effectiveness of the Articles of Incorporation and the Bylaws of the Company, including all amendments thereto; and (ii) the valid adoption of resolutions of the board of directors of the Company and the Company Shareholders approving this Agreement and the consummation of the transactions contemplated hereby.

(g) Certificate of Good Standing. Parent shall have received certificates of good standing of the Company from the Secretary of State of the State of Mississippi and Louisiana and any other jurisdiction where the Company is required to qualify to do business, each dated within ten (10) business days prior to the Closing.

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(h) Working Capital Requirement. The Company’s "Working Capital" (as defined herein) as of the Closing Date shall not be more than a deficit of $400,000 ("Working Capital Requirement"), as shown on a balance sheet and Profit and Loss Statement and combining worksheet (prepared in accordance with GAAP and consistent with the December 31, 2004 Financials) as of the Closing Date ("Closing Date Financials"). "Working Capital" shall mean the current assets (excluding receivables due from I-55 Telecommunications, L.L.C. to the Company) less the total liabilities (excluding the MCG debt and payables owed by the Company to I-55 Telecommunications, L.L.C.) as determined in accordance with GAAP. In the event that the Working Capital Requirement is not met, the Parent and Acquisition Sub may nevertheless elect to close and reduce the Parent Stock Consideration by an amount equal to the difference between the Working Capital Requirement and the actual Working Capital Deficit. In the event that the Working Capital deficit is less than the Working Capital Requirement, then the Parent Stock Consideration shall be increased by an amount equal to the amount by which the Working Capital Deficit is less than the Working Capital Requirement.

 (i) MCG Finance Corporation Debt/Warrants. The only debt of the Company (other than current liabilities for accounts payable, accrued liabilities and deferred revenue reported consistent with the December 31, 2004 Financials and in accordance with GAAP) shall be the debt to MCG Finance Corporation (“MCG”) pursuant to that certain Credit Facility Agreement dated October 29, 1999 as amended by the First through Fourth Amendments thereto (the “MCG Credit Facility”). In the event that the total amounts due under the MCG Credit Facility (the “MCG Debt”) which the Parent or Subsidiary assumes or pays or restructures at the option of the Parent on the Effective Date is greater than $1,763,000 (the “MCG Assumed Debt Amount”), then in such event the Parent and Subsidiary may nevertheless proceed to close and reduce the Parent Stock Consideration by an amount equal to the amount by which the MCG Debt exceeds the MCG Assumed Debt Amount. In the event that the MCG Debt is less than $1,763,000, then in such event, then the Parent Stock Consideration shall be increased by an amount equal to the amount by which the MCG Debt is less than the MCG Assumed Debt Amount. The agreement that MCG entered in favor of the Parent and Subsidiary on or before the date of this Agreement in which MCG agreed (i) to exercise its 2,777,585 vested warrants immediately prior to the Effective Date in accordance with that certain Second Amended and Restated Warrant Agreement dated May 31, 2005 (“MCG Warrant Agreement”); (ii) to the cancellation of any other warrants, options or rights for Company Common Stock or any other equity in the Company under the MCG Warrant Agreement or otherwise; and (iii) cancellation of the MCG Warrant Agreement or any rights thereunder at the Effective Date shall remain in full force and effect as of the Effective Date.

(j) Shareholder List. Parent shall have received from the principal executive officer of the Company the Updated Capitalization Certificate.

(k) Employment Agreements. Subsidiary shall have received from Hunter McAllister and Brian Acosta an executed Employment Agreement substantially in the form attached hereto as Exhibits C and D.

(m) Amendments to Certain Documents. The Parent shall have received a duly executed amendment or restated agreement on terms satisfactory to the Parent for the following agreements: An interconnection agreement between Intercosmos and Company.

(n) Escrow Agreement. The Principals and Escrow Agent shall have entered into the Escrow Agreement in the form of Exhibit B hereto.

(o) Irrevocable Proxy from Principals. Each of the Principals shall have entered into an Irrevocable Proxy in form reasonably satisfactory to Parent in which each Principal agrees to irrevocably appoint Guy Nissenson or such other party designated by Parent as proxy to vote the Principal's Parent Common Stock or any Parent Common Stock issued to or acquired hereafter by the Principal whether from the exercise of any of the Parent Stock Warrants or any other stock options or warrants granted hereafter or otherwise until such time as the Principal sells all of his Parent Common Stock, subject to the condition that if at any time, Guy Nissenson and Abraham Keinan together command less than 50% of the voting rights of Parent, then such proxies shall automatically terminate.

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(p)  Funding. The Parent and Subsidiary shall have obtained on terms and conditions satisfactory to it such financing or funds it needs in order to pay in full the MCG Debt at Closing.

(q) Non-Compete Agreements. The Subsidiary shall have received from each Principal a Non-Compete Agreement in the form attached hereto as Exhibits “C” and “D.”

(r) Releases. Each officer and director shall have executed and delivered a Release in substantially the form attached hereto as Exhibit “E.”

5.03
Conditions to Obligations of the Company and the Principals. The obligations of the Company and the Principals to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

(a) Representations, Warranties and Covenants.

    (i) The representations and warranties of Parent and Subsidiary in this Agreement (other than the representations and warranties of Parent as of a specified date, which will be true and correct as of such date) shall be true and correct on and as of: (A) the date of this Agreement and (B) the Effective Time as though such representations and warranties were made on and as of the Effective Time (it being understood that, for purposes determining the accuracy of each such representation and warranty pursuant to clauses (A) and (B), any update of or modification to the Parent Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded).

    (ii) Each of Parent and Subsidiary shall have performed and complied with all covenants and obligations of this Agreement required to be performed and complied with by it as of the Effective Time.

(b) Certificate of Parent. The Company shall have received a certificate executed on behalf of Parent and Subsidiary by the Chief Executive Officer of each to the effect that, as of the Closing:

    (i) all representations and warranties made by the Parent and Subsidiary in this Agreement (other than the representations and warranties of the Parent and Subsidiary as of a specified date, which will be true and correct as of such date) were true and correct on and as of: (A) the date of this Agreement and (B) the Effective Time as though such representations and warranties were made on and as of the Effective Time;

    (ii) all covenants and obligations under this Agreement to be performed by Parent and Subsidiary on or before the Closing have been so performed; and

    (iii) the conditions to the obligations of the Company and the Principals set forth in Section 5.03 have been satisfied (unless otherwise waived in accordance with the terms hereof).

(c) No Material Adverse Change. There shall not have occurred any event or condition of any character since the date of this Agreement that has had or is reasonably likely to have a Parent Material Adverse Effect.

(d) Principals Employment Agreements. Hunter McAllister and Brian Acosta shall have received from Subsidiary an executed Employment Agreement substantially in the form attached hereto as Exhibits C and D and such agreement shall be in full force and effect.

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 ARTICLE VI
SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION; POST-CLOSING COVENANTS

6.01	Survival of Representations, Warranties and Covenants.

(a) The representations and warranties of the Company and each of the Principals contained in this Agreement, or in any certificate or other instrument delivered pursuant to this Agreement, shall remain in effect until, and will expire upon the second year following the Closing Date (the "Termination Date"), except for the representations and warranties set forth in Section 2.10 (Tax Matters) which shall survive the Termination Date until the expiration of the applicable statute of limitations. The representations and warranties of the Parent and the Subsidiary contained in this Agreement, or in any certificate or other instrument delivered pursuant to this Agreement will expire upon the Termination Date, provided that the maximum liability of the Parent and Subsidiary for any breach of a representation or warranty shall be twenty percent of the Aggregate Merger Consideration, and any liability shall be satisfied by the issuance of a number of shares of Parent Common Stock and Parent Stock Warrants in a ratio of 2/3 Parent Common Stock and 1/3 Parent Stock Warrants with a value equal to the amount of such liability as established at the time of payment using the same formula as in the definition of such terms as provided in Section 1.03 hereof. Notwithstanding the foregoing:

    (i) the Termination Date or limitation or indemnification as set forth in 6.2(e) shall not apply to claims based upon intentional fraud; and

    (ii) the representation, warranty, covenant or obligation that is the subject matter of a timely submitted Claim Notice (as defined in Section 6.01(c)) shall not so expire with respect to such Claim Notice or any subsequent Claim Notice that is reasonably related to the subject matter of such Claim Notice, but rather shall remain in full force and effect until such time as each and every claim that is based upon, or that reasonably relates to, any breach or alleged breach of such representation, warranty, covenant or obligation and that is reasonably related to the subject matter of such Claim Notice or any such subsequent Claim Notice has been fully and finally resolved, either by means of a written settlement agreement executed by the Principals and the Parent and Subsidiary or by means of a final, non-appealable judgment issued by a court of competent jurisdiction.

(b) No disclosure in any Schedule referred to in Article II will be deemed adequate to disclose an exception to a representation or warranty made in this Agreement unless the applicable disclosure schedule identifies the exception. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item will not be deemed adequate to disclose an exception to a representation or warranty made in this Agreement (unless the representation or warranty regards the existence of the document or other item itself).

(c) For purposes of this Agreement, a "Claim Notice" relating to a particular representation, warranty, covenant or obligation shall be deemed to have been given if the Parent or Subsidiary, acting in good faith, delivers within the time periods provided in Section 6.01(a) to the Principals and the Escrow Agent a written notice stating that such Indemnified Party believes that there is or has been a possible breach of such representation, warranty, covenant or obligation and containing (i) a brief description of the circumstances supporting such Indemnified Party's belief that there is or has been such a possible breach; and (ii) a non-binding, preliminary estimate of the aggregate dollar amount of the actual and potential damages that have arisen and may arise as a direct or indirect result of such possible breach. For purposes of this Agreement, "Parent Indemnified Parties" shall mean the following persons and entities: (a) Parent; (b) Parent's current and future affiliates Subsidiary; (c) the respective officers, directors, employees and agents of the persons and entities referred to in clauses "(a)" and "(b)" above; and (d) the respective successors and assigns of the persons and entities referred to in clauses "(a)" and "(b)" above; provided, however, that none of Hunter McAllister or Brian Acosta or any of the Company Shareholders shall be deemed to be a Parent Indemnified Party.

AppendixC-82

6.02	Indemnification by the Principals; Escrow Fund.

(a) The Principals, jointly and severally, agree that, subject to the limits of Sections 6.01 and 6.02(b)-(e), from and after the Effective Date, the Principals shall indemnify and hold the Parent Indemnified Parties harmless against all claims, losses, liabilities, damages, lawsuits, administrative proceedings, investigations, audits, demands, assessments, adjustments, judgments, settlement payments, penalties, fines, interest, deficiencies, costs and expenses, including reasonable attorneys' fees and expenses of investigation and defense (individually a "Loss" and collectively "Losses") incurred by the Parent Indemnified Parties directly or indirectly as a result of:

    (i) any inaccuracy or breach of a representation or warranty of the Company or any Principal contained in: (A) this Agreement both as of the date of this Agreement and as of the Effective Time as if made on and as of the Effective Time; (B) any of the agreements executed in connection with this Agreement; or (C) or in any certificate, instrument or other document delivered by the Company or any Principal pursuant to the terms of this Agreement; or

    (ii) any failure by the Company or any of the Principals to perform or comply with any covenant contained in this Agreement or in any of the agreements executed in connection with this Agreement.

(b)   (i) As security for the indemnity provided to the Parent Indemnified Parties in this Article VI and by virtue of this Agreement and the Articles of Merger, the Principals agree that an amount of the Parent Company Stock and Parent Stock Warrants to which they are entitled at the Effective Date of the Merger equal to twenty percent (20%) of the Aggregate Merger Consideration (the "Escrow Shares") shall be deposited with the Escrow Agent and held in the name of the Escrow Agent pursuant to the Escrow Agreement and the Principals direct the Parent to deposit the Escrow Shares (plus any additional shares as may be issued in respect of any stock split, stock dividend or recapitalization effected by Parent after the Effective Time with respect to the Escrow Shares) with the Escrow Agent, without any act of the Principals, such deposit to constitute an escrow fund (the "Escrow Fund"). Each Principal shall be required to contribute the Principal's Pro Rata Portion (as defined herein) of the Escrow Shares with the escrow to be funded in the same proportions of Parent Company Stock to Parent Stock Warrant that each Principal received in connection with the Merger. It is understood and agreed that the portion of the Aggregate Merger Consideration deposited into the Escrow Fund by each of the Principals shall be issued and outstanding on the books of Parent, and the Principals shall be the owners thereof, but registered in the Escrow Agent's name until the Escrow Agreement is terminated.

    Any cash dividends paid on Parent Common Stock in the Escrow Fund shall be deposited with the Escrow Agent and become part of the Escrow Fund. Each Principal shall have voting rights with respect to the shares of Parent Common Stock contributed to the Escrow Fund on behalf of such Principal (and on any voting securities added to the Escrow Fund in respect of such shares of Parent Common Stock) so long as such shares of Parent Common Stock or other voting securities are held in the Escrow Fund. The Escrow Fund shall be in existence immediately following the Effective Time and shall terminate at 5:00 p.m., Central Time, on the second year from the Effective Date, unless sooner terminated due to the distribution of the Escrow Fund at an earlier date or unless the termination date is extended due to pending Claims Notice(s) for indemnification in accordance with this Section 6.03. For purposes of satisfying the indemnification obligations of this Section 6.02, the shares of Parent Common Stock and Parent Stock Warrants in the Escrow Fund shall be valued as of (i) the date that the Parent Indemnified Party sends notice to release a portion of the Escrow Fund in satisfaction of a Loss as determined in accordance with this Article VI or (ii) the date that the Principals request a release of a portion of the Escrow Fund in accordance with Section 6.02(b); provided if there is a counter-notice to the requested release from the Escrow given disputing the requested release from the Escrow, then the date for valuation shall be suspended until such time as the Escrow Agent is requested to make payment upon a joint instruction or the date of a final non-appealable order of a court of competent jurisdiction is entered as to the disputed release. The Parent Common Stock shall be valued at the closing trading price for the ten trading days immediately preceding the valuation date and the Parent Stock Warrants shall be valued at the price at which they were valued and issued on the Effective Date in connection with the Merger. The Escrow Agent shall satisfy any indemnification obligations first with the Parent Common Stock and then with the Parent Stock Warrants. The Escrow Fund shall be governed by the terms of this Agreement and the Escrow Agreement. The Parent Indemnified Parties' right to recover any property held pursuant to the Escrow Agreement shall be in addition to and not in limitation of any other rights or remedies of the Parent Indemnified Parties at law or in equity.
AppendixC-83

    "Principal's Pro Rata Portion" shall mean, with respect to each Principal, an amount equal to the quotient obtained by dividing (x) the number of shares of the Parent Common Stock which the Principal is entitled to receive in connection with the Merger by (y) the total number of shares of the Parent Common Stock that all Principals are entitled to receive in connection with the Merger.

    (ii) The percentage set forth below of each Principal's Pro Rata Share of the Escrow Fund shall be released upon the happening of the following events provided that at the date of the required release that there remains sufficient Escrow Funds to cover the maximum amount of any pending Claims Notice(s) as provided in this Article VI: (1) one-half (1/2) shall be released within 60 days after the end of the first full 12 month period following the Effective Date ("Post Close Year 1" and each succeeding 12 month period is hereinafter referred to as Post Close Year 2, etc.); and (2) one-half (1/2) shall be released within 60 days after the end of Post Close Year 2. If there are any Pending Claims outstanding at the second anniversary of the Effective Date, the Escrow Agreement shall continue until final resolution of any such Pending Claims in accordance with this Article VI.

    (iii) The Parent Indemnified Party agrees that each Principal shall only be responsible for such Principal's Pro Rata Portion of such Loss and each Principal's Escrowed Shares in an amount equal to the Principal's Pro Rata Share of such Loss shall be subject to release to the Parent Indemnified Party to satisfy such Principal's Pro Rata Share of the Loss.

(c) For purposes of quantifying the amount owing to any Parent Indemnified Party under this Section 6.02 resulting from a Loss or Losses caused by a breach of any representation or warranty given in Article II hereof, the term material adverse effect or other materiality qualification or any similar qualification contained or incorporated directly or indirectly in such representation or warranty shall be disregarded.

(d) For purposes of this Agreement and without limitation, a breach of the representations and warranties included in Sections 2.01, 2.02 and 2.03 hereof will be deemed a "willful misrepresentation."

(e) Limitation on Indemnification. Notwithstanding any provision of this Agreement to the contrary, after the Effective Time, no Parent Indemnified Party shall be entitled to indemnification until such Parent Indemnified Parties suffer Losses in excess of $60,000 in the aggregate (the "Basket Amount"), in which case the Parent Indemnified Parties shall be entitled to recover all Losses including the Basket Amount; provided, however, any amounts required to be paid resulting from any failure by the Company or any of the Principals to perform or comply with any covenant contained in this Agreement or any Related Agreement shall not be subject to such Basket Amount; and provided further, however, that any amounts required to be paid by the Parent or the Surviving Corporation as a result of the Company's breach of, or any inaccuracy contained in, Section 2.21 herein shall not be subject to such Basket Amount. The total liability of each Principal shall be limited to his Escrow Shares then remaining in the escrow and no Principal shall not have any personal liability beyond his Escrow Shares unless the claim is based upon intentional fraud by such Principal.

6.03	Indemnification Procedures. All claims for indemnification under Section 6.02 shall be asserted and resolved as follows:

(a) Third-Party Claims. In the event any Parent Indemnified Party becomes aware of a third-party claim that such Parent Indemnified Party believes may result in a demand under Section 6.02, such Parent Indemnified Party shall notify the Principals of such claim, and the Principals shall be entitled, at its expense, to participate in, but not to determine or conduct, the defense of such claim. The Parent Indemnified Party shall have the right in its sole discretion to conduct the defense of and settle any such claim; provided, however, that except with the written consent of the Principals, no settlement of any such claim with third-party claimants shall alone be determinative of the amount of Losses relating to such matter. In the event that any of the Principals have consented to any such settlement, then such Principals shall not have the power or authority to object to the amount of any claim by any Parent Indemnified Party with respect to such settlement.

AppendixC-84

(b) Non-Third Party Claims. In the event a Parent Indemnified Party has a claim hereunder that does not involve a claim being asserted against or sought to be collected by a third party, the Parent Indemnified Party shall with reasonable promptness send a Claim Notice with respect to such claim to the Principals and the Escrow Agent (if applicable). If both the Principals do not notify the Parent Indemnified Party within ten (10) calendar days from the date of receipt of such Claim Notice that indemnifying party disputes such claim, the amount of such claim shall be conclusively deemed a liability of the indemnifying party hereunder. In case the Principals shall object in writing to any claim made in accordance with this Section 6.03(b), the Parent Indemnified Party shall have fifteen (15) calendar days to respond in a written statement to the objection of the Principals. If after such fifteen (15) calendar day period there remains a dispute as to any claim, the parties shall attempt in good faith for sixty (60) calendar days to agree upon the rights of the respective parties with respect to each of such claims. If the parties should so agree, a memorandum setting forth such agreement shall be prepared and signed by all parties. If the parties do not so agree, and a claim has been made against the Escrow Fund, the Escrow Agent shall refrain from disbursing any portion of the Escrow Fund until resolution of such dispute in the form of (i) a final written decision of an arbitrator or (ii) a final non-appealable order of a court of competent jurisdiction.

(c) The Parent Indemnified Party's failure to give reasonably prompt notice to the Shareholder Representative of any actual, threatened or possible claim or demand which may give rise to a right of indemnification hereunder shall not relieve any indemnifying party of any liability which the indemnifying party may have to the Parent Indemnified Party unless the failure to give such notice materially and adversely prejudiced the indemnifying party.

6.04
No Contribution. Each Principal waives, and acknowledges and agrees that it shall not have and shall not exercise or assert (or attempt to exercise or assert), any right of contribution, right of indemnity or other right or remedy against the Subsidiary in connection with any indemnification or other rights any Indemnified Party may have under or in connection with this Agreement.

6.05
Benefit Plans. Each former Company employee who is offered and accepts employment with Subsidiary shall be entitled to credit for time served with the Company for any purpose relating to the Subsidiary’s or Parent’s plans, including the amount of any benefits, whether such benefits are available, and the vesting of any benefits. Nothing in this Section 6.05 obligates Subsidiary to offer employment to any Company employee.

AppendixC-85

ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER

7.01	Termination. Except as provided in Section 7.02 hereof, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

(a) by mutual agreement of the Company and Parent;

(b) by Parent or the Company if the Effective Time has not occurred by October 31, 2005; provided, however, that the right to terminate this Agreement under this Section 7.01(b) shall not be available to any party whose action or failure to act has been a principal cause of the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement.

Where action is taken to terminate this Agreement pursuant to this Section 7.01, it shall be sufficient for such action to be authorized by the Board of Directors of the party taking such action.

7.02	Effect of Termination.

(a) In the event of termination of this Agreement as provided in Section 7.01 hereof, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Subsidiary, the Company, the Principals, or their respective officers, directors or shareholders; provided, however, that each party shall remain liable for any breaches of this Agreement prior to its termination and the Break-Up Fee as set forth in 7.02(b) hereof for any such breach; and provided further, however, that, the provisions of Sections 4.03(c), 4.04, 7.03 and Article VIII hereof and this Section 7.02 shall remain in full force and effect and survive any termination of this Agreement.

(b) Break-Up Fee. In the event that Company does not close the Merger as a result of the receipt, consideration or acceptance of an offer relating to any transaction involving the sale of the business or the assets of the Company, or any of the Capital Stock of the Company, or any merger, consolidation, business combination, or similar transaction involving the Company, then Company shall pay to Parent a Break-Up Fee equal to $500,000, payable immediately.

7.03	Expenses; Termination Fees.

(a) Except as set forth in Section 7.03(b), all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement (i) by the Company and the Principals shall be paid by the Company and the Principals and (ii) by the Parent and Subsidiary shall be paid by the Parent, whether or not the Merger is consummated.

(b) Parent, on the one hand, and the Company, on the other hand, agree that in the event either party terminates this Agreement prior to the Effective Time for any reason other than those allowable under Section 7.01, then the terminating party shall pay to the other party the amount of actual fees and expenses incurred by such party in connection with this transaction.

AppendixC-86

7.04	Amendment. This Agreement may be amended by the parties at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

7.05
Extension; Waiver. At any time prior to the Effective Time, Parent and Acquisition Sub, on the one hand, and the Company, on the other hand, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations of the other party hereto; (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto; and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

AppendixC-87

ARTICLE VIII
GENERAL PROVISIONS

8.01
Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice); provided, however, that notices sent by mail will not be deemed given until received:

(a) if to Parent or Subsidiary, to:

XFone, Inc.
Britannia House
960 High Road
London, N129RY
United Kingdom USA
Attention:	Guy Nissenson
Telephone:	+44 208-446-9494
Facsimile:	+44 208-446-7010
                                                Email: guy@xfone.com

and

                                                 Xfone USA, Inc.
                                                 2506 Lakeland Drive
                                                 Suite 100
                                                 Jackson, Mississippi 39232
Attention:	Wade Spooner
Telephone:	601-420-6500
Facsimile:	509-271-7741
                                                Email: wspooner@expetel.com

with a copy to:

Oberon Securities, LLC
79 Madison Ave., 6th Floor
New York, NY 10016
Attention: Adam Breslawsky
Telephone: 212-386-7052
Facsimile: 212-447-7212
Email:	adam@oberonsecurities.com

AppendixC-88

and

Watkins Ludlam Winter & Stennis, P.A.
633 North State Street (39202)
P. O. Box 427
Jackson, MS 39205-0427
Attention: Gina M. Jacobs
Telephone: 601-949-4705
Facsimile: 601-949-4804
Email:	gjacobs@watkinsludlam.com

(b) if to the Company or the Principals, to:

               Hunter McAllister
               Brian Acosta
               211 E. Thomas Street
               Hammond, Louisiana 70401
               Telephone:  985-345-1170
               Facsimile:  985-345-0723
               Email: hunter@I-55.com
                          bja@I-55.com

With a copy to:

                                               David Kurtz
                                               Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.
                                               201 St. Charles Ave., Suite 3600
                                               New Orleans, Louisiana 70170
                                               Telephone: (504) 566-5259
                                               Facsimile: (504) 636-3959
                                               Email: dkurtz@bakerdonelson.com

AppendixC-89

8.02
Interpretation. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." References to "property" includes both intangible and tangible property. References to "assets" includes both intangible and tangible assets. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.03
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which, when taken together, shall be considered one and the same agreement.

8.04
Entire Agreement; Assignment. This Agreement and the documents and instruments and other agreements among the parties hereto referenced herein: (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings both written and oral, among the parties with respect to the subject matter hereof; and (ii) shall not be assigned by operation of law or otherwise.

8.05
No Third Party Beneficiaries. This Agreement, the schedules and exhibits hereto and the documents and instruments and other agreements among the parties hereto referenced herein are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

AppendixC-90

8.06
Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to persons or circumstances other than those with respect to which it is deemed void will be interpreted so as reasonably to effect the intent of the parties hereto within the boundaries of applicable law. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent practicable within applicable law, the economic, business and other purposes of such void or unenforceable provision.

8.07
Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

8.08
Governing Law; Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of the State of Mississippi, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

8.09
Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefor, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

8.10
Attorneys' Fees. If any action or other proceeding relating to the enforcement of any provision of this Agreement is brought by any party hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

8.11
Shareholder's Post Closing Sale Restrictions. Each shareholder of the Company by submission of its Company Common Stock in exchange for the Parent Common Stock and Warrants agrees that the total shares of common stock of the Parent sold by him/her in any one month period shall not exceed 2.5% of the average monthly trading volume of the Parent Common Stock for the month prior to the date in which sale takes place. Each shareholder of the Company agrees that this Parent Common Stock sales restriction shall apply to any Parent Common Stock, whether owned as a result of the Merger or thereafter acquired for as long as either owns any Parent Common Stock and that this provision shall survive the consummation of the Merger.

8.12
Xfone USA, Inc. Board Appointments. The Parent as the sole shareholder of Xfone USA, Inc. agrees to appoint each of the Principals to the Xfone USA, Inc. board of directors immediately following the Effective Time. Parent and Subsidiary agree to indemnify and/or insure against claims commonly covered by directors’ and officers’ insurance to the same extent as such indemnities or insurance are given to other officers or directors of Parent or Subsidiary, from time to time.

AppendixC-91

IN WITNESS WHEREOF, Parent, Subsidiary, the Company, each of the Principals and the Shareholder Representative have caused this Agreement to be signed, all as of the date first written above.

XFONE, INC. By: /s/ Guy Nissenson Name: Guy Nissenson Title: President and CEO	I-55 INTERNET SERVICES, INC. By: /s/ Hunter McAllister Name: Hunter McAllister Title: President and CEO By: /s/ Brian Acosta Name: Brian Acosta Title: Chairman

XFONE USA, INC. By: /s/ Wade Spooner Name: Wade Spooner Title: President	PRINCIPALS /s/ Hunter McAllister Hunter McAllister, Individually /s/ Brian Acosta Brian Acosta, Individually

AppendixC-92

EXHIBIT "A"
Form of

(a) Articles of Merger for Mississippi
(b) Certificate of Merger for Louisiana
AppendixC-93

CERTIFICATE OF MERGER
OF
I-55 INTERNET SERVICES, INC., A Louisiana Corporation,
INTO
XFONE USA, INC., A Mississippi Corporation

In accordance with the Louisiana Business Corporation Law, the undersigned hereto certifies as follows in order to effect the merger of I-55 Internet Services, Inc., a Louisiana Corporation (“Constituent Corporation”), with and into XFone USA, Inc., a Mississippi Corporation (“Surviving Corporation”), to wit:

22. An Agreement and Plan of Merger by and among I-55 Internet Services, Inc., XFone, Inc. and XFone USA, Inc., dated as of ____________, 2005 (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by the Constituent Corporation, the Surviving Corporation and XFone, Inc. in accordance with the Louisiana Business Corporation Law, and in particular, Section 112 thereof.

23. Under the terms of the Merger Agreement, the Constituent Corporation is merged with and into the Surviving Corporation.

24. The name of the Surviving Corporation is XFone USA, Inc. a Mississippi Corporation.

25. The Merger Agreement does not amend or change the Articles of Incorporation of the Surviving Corporation, and the Articles of Incorporation of the Surviving Corporation shall continue to be its the Articles the Incorporation.

26. The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation, _________________________, Jackson, Mississippi ______.

27. A copy of the Merger Agreement will be furnished by the Surviving Corporation upon request and without cost to any shareholder of any corporation that is a party to the Merger or consolidation.

WITNESS my signature on the ____ day of ___________, 2005.
XFone USA, Inc.

By:
Its: President

(Acknowledgement)

AppendixC-94

EXHIBIT "B"
Form of Escrow Agreement

AppendixC-95

ESCROW AGREEMENT

This Escrow Agreement, dated as of ____________, 2005 (the "Closing Date"), among I-55 Internet Services, Inc., a Louisiana corporation (“I-55” or the Company”), XFone, Inc., a Nevada corporation, and XFone USA, Inc., a Mississippi corporation (collectively "Buyer"), Hunter McAllister, an individual resident of Louisiana ("McAllister"), and Brian Acosta, an individual resident of Louisiana ("Acosta" and collectively with McAllister, "Principals" or each as "Principal"), and Trustmark National Bank, a national banking association as escrow agent ("Escrow Agent").

This is the Escrow Agreement referred to in the Agreement and Plan of Merger Agreement dated August ___, 2005 (the "Merger Agreement") among Buyer, the Company and the Principals. Capitalized terms used in this agreement without definition shall have the respective meanings given to them in the Merger Agreement.

In order to provide Buyer security for certain rights of indemnification that the Buyer possesses under the Merger Agreement in the event of a breach of the representations, warranties or agreements by the Company or the Principals thereunder, or otherwise pursuant to the terms of the Merger Agreement, the Principals and the Buyer have agreed that the number of shares of XFone, Inc. Common Stock (the "XFone Common Stock") and the number of XFone, Inc. Stock Warrants ("XFone Stock Warrants") as set forth in Exhibit "A", which constitutes part of the purchase price under the Merger Agreement, shall be deposited with the Escrow Agent by the Principals and Buyer to be held and handled by Escrow Agent in accordance with the terms and conditions herein set forth.

The XFone, Inc. Common Stock is currently traded under the symbol AMEX:XFN and the Buyer shall notify the Escrow Agent of any change in the market on which the stock is listed or the symbol under which it is traded.

The parties, intending to be legally bound, hereby agree as follows:
28. ESTABLISHMENT OF ESCROW

(a) Deposit of XFone Common Stock and XFone Stock Warrants. The Principals hereby deposit in escrow the number of shares of XFone Common Stock and XFone Common Stock Warrants set out opposite their names on Exhibit "A" attached to this Agreement ("Escrow Shares"), registered in the name of the Escrow Agent or its nominee. As used herein, the "Pro-Rata Share" refers to a fraction of which the numerator is the number of Escrow Shares deposited by such Principal and the denominator is the total number of Escrow Shares deposited by both Principals.

(b) Escrow Fund. The Escrow Shares, all dividends and distributions thereon, and all income and property resulting therefrom ("Escrow Fund") shall be held by the Escrow Agent for the benefit of the Principals and Buyer on the terms set out herein.

(c) Voting Rights of Shares in Escrow. All voting rights with respect to the XFone Common Stock composing a part of the Escrow Fund may be exercised by the Principal who deposited such XFone Common Stock in escrow, and the Escrow Agent shall from time to time execute and deliver to each Principal such proxies, consents, or other documents as may be necessary to enable each Principal to exercise such rights with respect to any XFone Common Stock deposited by such Principal which remains a part of the Escrow Fund.

AppendixC-96

(d) Distributions on Escrow Fund. All dividends and other distributions (whether in cash, securities, or other property) paid or made on the Escrow Fund shall be deemed to have been paid or made to the Principals, in accordance with their respective Pro-Rata Share in the Escrow Fund, for income tax purposes, but shall be received by the Escrow Agent and constitute part of the Escrow Fund.

(e) Taxes and Charges on Escrow Fund. The Principals, with respect to their respective Pro-Rata Share of the Escrow Fund, shall maintain the Escrow Fund free and clear of all liens and encumbrances and shall, promptly upon request by the Escrow Agent, pay and discharge all taxes, assessments, and governmental charges imposed on or with respect to the Escrow Fund.

(f) Acceptance of Escrow. Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof.

(g) Notice of Claim. Buyer shall be entitled to recover under this Escrow Agreement in respect of any Loss (as defined in Section 6.2 of the Merger Agreement) and may give notice in writing in the form attached hereto as Appendix A ("Pending Claims Notice") to the Escrow Agent and the Principals of any claim on which a Loss may be based, which Pending Claims Notice shall include a brief description of the nature of the claim, the identity of the party by whom it is being asserted, and an estimate of the amount of loss that may be sustained by Buyer (the "Estimated Loss").

29. DISTRIBUTIONS FROM ESCROW FUND

(a) Buyer Request. If Buyer (or either of them) submits a notice and request to the Principals and Escrow Agent in substantially the form attached as Appendix B stating that a Loss (as defined in the Merger Agreement) has been determined in accordance with Section 6.2 of the Merger Agreement and specifying the dollar amount of the Loss and the property from the Escrow Fund to be released to the Buyer in satisfaction of the Loss (including specifying the number of shares of the XFone Common Stock and the XFone Stock Warrants of each Principal to be released to the Buyer or its designee from the Escrow Fund), then on the 15th business day following such notice, Escrow Agent shall release the number of shares of the XFone Common Stock and XFone Stock Warrants as directed in said notice, unless the Escrow Agent has received a Counter-Notice (as defined herein) from any Principal that it disputes the requested release from the Escrow Fund for the Loss.

(b) Request by Principals. If the Principals give a notice in substantially the form attached as Appendix C to the Escrow Agent and Buyer stating that they are entitled to a distribution from their respective Pro-Rata Share of the Escrow Fund as required under Section 6.2(b)(ii) of the Merger Agreement specifying the number of XFone Common Stock and XFone Stock Warrants to be distributed to each Principal, then on the 15th business day following such notice, the Escrow Agent shall release the XFone Common Stock and XFone Stock Warrants pursuant to the directions given by the Principals in the notice, unless the Escrow Agent shall have received from Buyer a Counter-Notice (as defined herein) that it disputes the requested release from the Escrow Fund requested by the Principals.

(c) If a counter-notice ("Counter-Notice") is given with respect to a request for distributions from the Escrow Fund, then the Escrow Agent shall make a distribution from the Escrow Fund only in accordance with (i) joint written instructions of Buyer and the Principals or (ii) a final non-appealable order of a court of competent jurisdiction. Any court order shall be accompanied by legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that the order is final and non-appealable. Escrow Agent shall act on such court order and legal opinion without further question.

AppendixC-97

(d) Notwithstanding anything to the contrary contained in this Agreement, the Escrow Agent shall make distributions from the Escrow Fund in accordance with the joint written instructions of Buyer and Principals.

30. DURATION AND TERMINATION OF ESCROW

(a) On the second anniversary date of this Agreement, the Escrow Agent shall retain an amount of the Escrow Fund (taken on a pro-rata basis from each Principal's portion of the Escrow Fund) equal to the aggregate dollar value of the Estimated Losses for all outstanding Pending Claims Notices and the remainder of each Principal's portion of the Escrow Fund shall be disbursed to each Principal. For these purposes, the value of the Parent Common Stock and the Parent Stock Warrants shall be determined in accordance with Exhibit "A."

(b) The Escrow Agreement shall continue in full force and effect until the first to occur of the close of business on the last day during which there is any Escrow Fund remaining with the Escrow Agent or December 31, 2020, at which time this Escrow shall terminate and any Escrow Fund remaining shall be interpled with the registry or custody of any court of competent jurisdiction and thereupon the Escrow Agent shall be discharged of all further duties under this Agreement.

31. DUTIES OF ESCROW AGENT

(a) Escrow Agent shall not be under any duty to give the Escrow Fund held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

(b) Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Escrow Agent, the others hereto shall jointly and severally indemnify and hold harmless Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement.

(c) Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agent may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct Escrow Agent on behalf of that party unless written notice to the contrary is delivered to Escrow Agent.

(d) Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

AppendixC-98

(e) Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and having only possession thereof. Any payments of income from this Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification, or non-resident alien certifications. This Section 5(e) and Section 5(b) shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

(f) Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to it.

(g) Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Fund to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent's sole responsibility after that time shall be to retain and safeguard the Escrow Fund until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a final non-appealable order of a court of competent jurisdiction.

(h) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Fund or in the event that Escrow Agent is in doubt as to what action it should take hereunder, Escrow Agent shall be entitled to retain the Escrow Fund until Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrow Fund, in which event Escrow Agent shall disburse the Escrow Fund in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to Escrow Agent to the effect that the order is final and non-appealable. Escrow Agent shall act on such court order and legal opinion without further question.

(i) Buyers and Principals shall pay Escrow Agent compensation (as payment in full) for the services to be rendered by Escrow Agent hereunder in the amount of [$1,000.00] at the time of execution of this Agreement and [$1,000.00] annually thereafter and agree to reimburse Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel). Any such compensation and reimbursement to which Escrow Agent is entitled shall be borne 50% by Buyer, ____% by McAllister and ____% by Acosta. Any fees or expenses of Escrow Agent or its counsel that are not paid as provided for herein may be taken from any property held by Escrow Agent hereunder.

(j) No printed or other matter in any language (including, without limitation, prospectuses, notices, reports and promotional material) that mentions Escrow Agent's name or the rights, powers, or duties of Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless Escrow Agent shall first have given its specific written consent thereto.

32. LIMITED RESPONSIBILITY

This Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement.
AppendixC-99

33. OWNERSHIP FOR TAX PURPOSES

Principals agree that, for purposes of federal and other taxes based on income, Spooner and Parsons will be treated as the owner of their pro-rata share of the Escrow Fund, respectively, and that Spooner and Parsons will report all income, if any, that is earned on, or derived from, the Escrow Fund as their income, in such proportions, in the taxable year or years in which such income is properly includible and pay any taxes attributable thereto.

34. NOTICES

All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt) provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

IF TO COMPANY OR PRINCIPALS, TO:

I-55 Internet Services, Inc.
211 East Thomas Street
Hammond, LA 70401
Attention: Hunter McAllister, President and CEO
Brian Acosta, Chairman
Telephone: (504) ___________
Facsimile: (504) ___________
Email: hunter@i-55.com
 brian@i-55.com

IF TO PARENT OR SUBSIDIARY, TO:

XFone, Inc.
Britannia House
960 High Road
London, N129RY
United Kingdom
Attention: Guy Nissenson
Telephone: +44 208-446-9494
Facsimile: +44 208-446-7010
Email:	guy@xfone.com

AppendixC-100

and

XFone USA, Inc.
2506 Lakeland Drive, Suite 100
Flowood, MS 39232
Attention: Wade Spooner
Telephone: (601) 664-1108
Facsimile: (601) 664-1190
Email: wspooner@expetel.com

with a copy to:

The Oberon Group, LLC
79 Madison Ave., 6th Floor
New York, NY 10016
Attention: Adam Breslawsky
Telephone: 212-386-7052
Facsimile: 212-447-7212
Email:	adam@oberongroup.com

Watkins Ludlam Winter & Stennis, P.A.
633 North State Street (39202)
P. O. Box 427
Jackson, MS 39205-0427
Attention: Gina M. Jacobs
Telephone: 601-949-4705
Facsimile: 601-949-4804
Email:	gjacobs@watkinsludlam.com

IF TO ESCROW AGENT:

Trustmark National Bank
248 East Capitol Street
Jackson, MS 39201
Attention: W. Sanders (“Sandy”) Carter, V.P.

AppendixC-101

35. JURISDICTION; SERVICE OF PROCESS

Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Mississippi or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of Mississippi, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

36. COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same.

37. SECTION HEADINGS

The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

38. WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

39. EXCLUSIVE AGREEMENT AND MODIFICATION

This Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the Buyer, the Principals and the Escrow Agent.

40. GOVERNING LAW

This Agreement shall be governed by the laws of the State of Mississippi, without regard to conflicts of law principles.

AppendixC-102

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

BUYERS:	PRINCIPALS:

XFone, Inc.

By: /s/ Guy Nissenson                                                          By: /s/ Hunter McAllister
Guy Nissenson, President and CEO             Hunter McAllister, Individually
XFone USA, Inc.
                                                                                              By /s/ Brian Acosta
                                                                                                    Brian Acosta, Individually

 By :Guy Nissenson
  Guy Nissenson, President and CEO

ESCROW AGENT:

Trustmark National Bank

By:______________________________
Title:__________________________________

AppendixC-103

EXHIBIT "A"

	XFone Common Stock	XFone Stock Warrants
Hunter McAllister	________ Shares	________ Warrants
Brian Acosta	________ Shares	________ Warrants

VALUATION

Parent Stock Warrants - $_______ per warrant

Parent Common Stock - the average of the closing price for the ten (10) trading days immediately preceding the date of valuation.

AppendixC-104

APPENDIX A
PENDING CLAIM NOTICE

To:    _______________________, or its successor ("Escrow Agent")
Hunter McAllister ("Principal")
Brian Acosta ("Principal")

From:	XFone, Inc. and/or XFone USA, Inc. ("XFone")

Date:  _____________________

Please be advised that, pursuant to Section 1(g) of the Escrow Agreement dated ____________, 2005 by and among the undersigned, the Escrow Agent, and the Principals, each of you are hereby notified that, Buyer believes that the Buyer has or may suffer a Loss pursuant to the provisions of Article 6.2 of the Merger Agreement dated as of _______________, 2005 ("Merger Agreement") by virtue of:

_______________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________

XFone estimates that the Loss is $_____________ ("Estimated Loss").

Signed this _____ day of _________________, 20__.

XFone, Inc./XFone USA, Inc.

By:_____________________________
Title:____________________________

AppendixC-105

APPENDIX B
BUYER DEPOSITION NOTICE REQUEST

To:	______________________, or its successor ("Escrow Agent")
Hunter McAllister ("Principal")
Brian Acosta ("Principal")

From:	XFone, Inc./XFone USA, Inc. ("XFone")

Date:	_______________________

Re:	Escrow Agreement Dated ____________, 2004 Among the Above-referenced Parties ("Escrow Agreement")

Please be advised that pursuant to Section 2(a) of the Escrow Agreement you are hereby notified that a Loss (as defined in the Merger Agreement dated ________________, 2005) has been determined and you are hereby instructed to deliver to XFone, Inc. the following XFone Common Stock and XFone Stock Warrants endorsed for transfer to XFone from the Escrow Fund.

(1)	_________ total shares XFone Common Stock as follows:

    (a) ____________ shares of Hunter McAllister's XFone Common Stock deposited in the Escrow Fund.

    (b) ____________ shares of Brian Acosta's XFone Common Stock deposited in the Escrow Fund.

(2)	_________ shares XFone Stock Warrants as follows:

    (a) ____________ XFone Stock Warrants from Hunter McAllister's XFone Stock Warrants deposited in the Escrow Fund.

    (b) ____________ XFone Stock Warrants from Brian Acosta's XFone Stock Warrants deposited in the Escrow Fund.

(3)	Cash Dividends $________.

Check One:

____	This is the Loss as determined for Pending Claims Notice dated	.

____	This notice also constitutes a Pending Claims Notice and the Loss arises out of the following:

Sincerely,

XFone, Inc./XFone USA, Inc.

By:_____________________________
Title:____________________________

AppendixC-106

APPENDIX C
PRINCIPALS DEPOSITION NOTICE REQUEST

To:	______________________, or its successor ("Escrow Agent")
XFone, Inc./XFone USA, Inc. ("XFone")

From:	Hunter McAllister ("Principal")
Brian Acosta ("Principal")

Date:	_____________________

Re:	Escrow Agreement Dated ____________, 2004 Among the Above-referenced Parties ("Escrow Agreement")

Please be advised that pursuant to Section 2(b) of the Escrow Agreement you are hereby notified that each Principal is entitled to a distribution as set forth below from the Escrow Fund pursuant to Section 6.2(b)(ii) of the Merger Agreement dated ______________, 2005, and you are hereby requested to deliver to each Principal the following XFone Common Stock and Parent Stock Warrants endorsed as follows for transfer from the Escrow Fund:

To Hunter McAllister:

__________	shares of XFone Common Stock Hunter McAllister deposited in the Escrow Fund.

__________	XFone Stock Warrants from Hunter McAllister's XFone Stock Warrants he deposited in the Escrow Fund.

To Brian Acosta:

__________	shares of XFone Common Stock Brian Acosta deposited in the Escrow Fund.

__________	XFone Stock Warrants from Brian Acosta' XFone Stock Warrants he deposited in the Escrow Fund.

Sincerely,

/s/ Hunter McAllister
     Hunter McAllister

/s/ Brian Acosta
     Brian Acosta

AppendixC-107

EXHIBIT "C"

Form of McAllister Employment Agreement

AppendixC-108

EMPLOYMENT AGREEMENT

This Employment Agreement (this "Agreement") is made as of ________________, 2005 by XFone USA, Inc., a Mississippi corporation (the "Employer"), and Hunter McAllister, an individual (the "Executive").
RECITALS

The Executive is currently the President and Chief Executive Officer and a principal shareholder of I-55 Internet Services, Inc. (the "Company"). Concurrently with the execution and delivery of this Agreement, the Company is being merged with and into the Employer pursuant to and in accordance with that certain Agreement and Plan of Merger dated among the Company, the Employer, XFone, Inc. (the "Parent") and the Executive and Brian Acosta (the "Merger Agreement"). The Executive's continued employment with the Employer after the merger and the Employee's execution of this Agreement is a condition to the consummation of the merger pursuant to the Merger Agreement by the Employer and the Parent. The Employer agrees to employ the Executive, and the Executive wishes to accept such continued employment, upon the terms and conditions set forth in this Agreement.

AGREEMENT

The parties, intending to be legally bound, agree as follows:

DEFINITIONS
For the purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1.

"Agreement"--this Employment Agreement, as amended from time to time.

"Basic Compensation"--Salary and Benefits.

"Benefits"--as defined in Section 3.1(b).

"Confidential Information" means any and all of the following with respect to the Employer, its Parent, the Company as predecessor to the Employer or any of their affiliates:
trade secrets concerning the business and affairs of the Employer, its Parent, the Company as predecessor to the Employer or any of their affiliates, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current, and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures, and architectures (and related formulae, compositions, processes, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information, any other confidential or proprietary information or data), and any other information, however documented, that is a trade secret within the meaning of any applicable federal or state laws; and
information concerning the business and affairs of the Employer, its Parent, the Company as predecessor to the Employer or any of their affiliates (which includes but is not limited to historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials, interconnect agreements, supply sources, marketing, production or merchandising systems or plans), however documented; and
notes, analysis, compilations, studies, summaries, and other material prepared by or for the Employer, its Parent, the Company as predecessor to the Employer or any of their affiliates containing or based, in whole or in part, on any information included in the foregoing.

AppendixC-109

"Effective Date"--the date stated in the first paragraph of the Agreement.

"Executive Invention"--any idea, invention, technique, modification, process, or improvement (whether patentable or not), any industrial design (whether registerable or not), any mask work, however fixed or encoded, that is suitable to be fixed, embedded or programmed in a semiconductor product (whether recordable or not), and any work of authorship (whether or not copyright protection may be obtained for it) created, conceived, or developed by the Executive, either solely or in conjunction with others, during the Employment Period with Employer or its predecessor, the Company, or a period that includes a portion of the Employment Period, that relates in any way to, or is useful in any manner in, the business then being conducted or proposed to be conducted by the Employer, and any such item created by the Executive, either solely or in conjunction with others, following termination of the Executive's employment with the Employer, that is based upon or uses Confidential Information.

"Employment Period"--the term of the Executive's employment under this Agreement, and as used herein the term "Employment Year" means each twelve month period occurring during the employment period and "Employment Year 1" shall mean the first twelve months of employment from the Effective Date and "Employment Year 2" shall mean the 12 month period following Employment Year 1 and "Employment Year 3" shall mean the 12 month period following Employment Year 2.

"For cause"--as defined in Section 6.2.

"For good reason"--as defined in Section 6.3.

"Parent Common Stock" shall mean shares of the common stock of Parent.

"Person"--any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or governmental body.
"Post-Employment Period"--as defined in Section 8.2.

"Proprietary Items"--as defined in Section 7.2(a)(iv).

"Salary"--as defined in Section 3.1(a).

AppendixC-110

EMPLOYMENT TERMS AND DUTIES
EMPLOYMENT

The Employer hereby employs the Executive, and the Executive hereby accepts employment by the Employer, upon the terms and conditions set forth in this Agreement.

TERM

Subject to the provisions of Section 6, the term of the Executive's employment under this Agreement will be three years, beginning on the Effective Date and ending on the third anniversary of the Effective Date.

DUTIES

The Executive will have such duties as are assigned or delegated to the Executive by the President, and will initially serve as Vice President, of Operations of the Employer. The Executive will devote his entire business time, attention, skill, and energy exclusively to the business of the Employer, will use his best efforts to promote the success of the Employer's business, and will cooperate fully with the President in the advancement of the best interests of the Employer. If the Executive is elected as a director of the Employer or as a director or officer of any of its affiliates, the Executive will fulfill his duties as such director or officer without additional compensation. The Executive’s duties shall be commensurate with his title and shall include managerial responsibility and authority, particularly over the Louisiana operations of Employer. Executive shall report directly to the President of Employer.

COMPENSATION

BASIC COMPENSATION

Salary. The Executive will be paid an annual salary of $100,000.00 for Employment Year 1; $103,000 for Employment Year 2 and $106,090.00 for Employment Year 3 (the "Salary"), which will be payable in equal periodic installments according to the Employer's customary payroll practices, but no less frequently than monthly, and shall be subject to all applicable withholding and other applicable taxes as required by law.

Benefits. The Executive will, during the Employment Period, be permitted to participate in such life insurance, hospitalization, major medical, and other Executive benefit plans of the Employer that may be in effect from time to time, to the extent the Executive is eligible under the terms of those plans (collectively, the "Benefits"). The Executive shall be entitled to car and cell phone allowances at least equal in value to those previously provided to Executive by the Company.

INCENTIVE COMPENSATION

Currently the Company does not have an Executive Incentive Compensation Plan; however, the Executive will participate in such plan when developed.

PARENT STOCK OPTION COMPENSATION

On the first business day of Employment Year 1, the Executive shall be granted and issued options for 200,000 shares of restricted Parent Common Stock (25,000 of which shall be attributable to Employment Year 1, 50,000 of which shall be attributable to Employment Year 2, and 125,000 of which shall be attributable to Employment Year 3) (the "Options"). The Options shall vest as follows: Options for 25,000 shares of restricted Parent Stock shall vest 3 years from the grant date, options for 50,000 shares of restricted Parent Stock shall vest 4 years from the grant date and options for 125,000 shares of restricted Parent Stock shall vest 5 years from the grant date. The stock options shall provide for a five (5) year term from the vesting date, a strike price that is 10% above the closing price of the Parent Common Stock on the date of issue of the Options. The parties agree that the terms “Options” and “Parent Stock Options” as used in this Agreement include only those Options granted pursuant to this Agreement.

AppendixC-111

FACILITIES AND EXPENSES

The Employer will furnish the Executive office space, equipment, supplies, and such other facilities and personnel as the Employer deems necessary or appropriate for the performance of the Executive's duties under this Agreement.

VACATIONS AND HOLIDAYS

The Executive will be entitled to three weeks' paid vacation each Employment Year in accordance with the vacation policies of the Employer in effect for its executive officers from time to time. Vacation must be taken by the Executive at such time or times as approved by the Chairman of the Board or President. The Executive will also be entitled to the paid holidays set forth in the Employer's policies. Up to five vacation days during any Employment Year that are not used by the Executive during such Employment Year may be used in any subsequent Employment Year.

TERMINATION

EVENTS OF TERMINATION

The Employment Period, the Executive's Basic Compensation, Incentive Compensation, any Parent Stock Options which have not vested, and Parent Stock Warrants which have not vested and any and all other rights of the Executive under this Agreement or otherwise as an Executive of the Employer will terminate (except as otherwise provided in this Section 6):

    upon the death of the Executive;

    upon termination by Employer for cause (as defined in Section 6.2), immediately upon notice from the Employer to the Executive, or at such later time as such notice may specify; or

    upon termination by Executive for good reason (as defined in Section 6.3) upon not less than thirty days' prior notice from the Executive to the Employer.

    upon termination of employment by Executive for any reason other than for good reason (as defined in Section 6.3).

DEFINITION OF "FOR CAUSE"

For purposes of Section 6.1, the phrase "for cause" means: (a) the Executive's breach of this Agreement which remains uncorrected for 30 days following notice from the Employer; (b) the Executive's failure to adhere to any written Employer policy if the Executive has been given a reasonable opportunity to comply with such policy or cure his failure to comply (which reasonable opportunity must be granted during the ten-day period preceding termination of this Agreement); (c) the appropriation (or attempted appropriation) of a material business opportunity of the Employer, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Employer; (d) the misappropriation (or attempted misappropriation) of any of the Employer's funds or property; or (e) the conviction of, the indictment for (or its procedural equivalent), or the entering of a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment.

AppendixC-112

DEFINITION OF "FOR GOOD REASON"

For purposes of Section 6.1, the phrase "for good reason" means any of the following: (a) The Employer's material breach of this Agreement which is not cured within 30 days from the date of notice from the Executive; (b) the requirement by the Employer that the Executive be based anywhere other than in the State of Louisiana without the Executive's consent; or (c) the Employer alters Executive’s duties such that he is stripped of all managerial authorities.

TERMINATION PAY

Effective upon the termination of this Agreement, the Employer will be obligated to pay the Executive (or, in the event of his death, his designated beneficiary as defined below) only such compensation as is provided in this Section 6.4, and in lieu of all other amounts and in settlement and complete release of all claims the Executive may have against the Employer arising from the employment relationship. For purposes of this Section 6.4, the Executive's designated beneficiary will be such individual beneficiary or trust, located at such address, as the Executive may designate by notice to the Employer from time to time or, if the Executive fails to give notice to the Employer of such a beneficiary, the Executive's estate. Notwithstanding the preceding sentence, the Employer will have no duty, in any circumstances, to attempt to open an estate on behalf of the Executive, to determine whether any beneficiary designated by the Executive is alive or to ascertain the address of any such beneficiary, to determine the existence of any trust, to determine whether any person or entity purporting to act as the Executive's personal representative (or the trustee of a trust established by the Executive) is duly authorized to act in that capacity, or to locate or attempt to locate any beneficiary, personal representative, or trustee.

Termination by the Executive for Good Reason. If the Executive terminates this Agreement for good reason, the Employer will pay the Executive the Executive's Salary for the remainder of the term of this Agreement (the "Remainder Term") as and when such salary would otherwise become due and payable. The Executive shall not have the right to any Incentive Compensation as provided in Section 3.2 for the Employment Year during which such termination occurs or any subsequent Employment Year. The Executive shall have the right to retain the options attributable as provided in Section 3.3 hereof for the Employment Year during which such termination occurs and any prior year and such options shall vest immediately, but the Executive shall not be entitled to retain the options attributable to any Employment Year subsequent to the Employment Year during which such termination occurred and such options shall expire.

Termination by the Employer for Cause or Termination by Executive without Good Reason. If the Employer terminates this Agreement for cause or the Executive terminates his employment for any reason other than for good reason (as defined in Section 6.3), the Executive will be entitled to receive his Salary only through the date such termination is effective, and will not be entitled to any Incentive Compensation, Parent Stock Options or Parent Stock Warrants for the Employment Year during which such termination occurs or any subsequent Employment Year and any Parent Stock Options granted to the Executive pursuant to Section 3.3 that have not vested.

Termination upon Death. If this Agreement is terminated because of the Executive's death, the Executive will be entitled to receive his Salary through the end of the calendar month in which his death occurs, but will not be entitled to receive any Incentive Compensation or Parent Stock Options pursuant to Section 3.3 for the Employment Year during which his death occurs or any subsequent Employment Year and any Parent Stock Options granted to the Executive pursuant to Section 3.3 that have not vested shall be cancelled except that any Parent Stock Options attributable to the Employment Year of Executive’s death or any prior Employment Year shall be deemed to have vested immediately prior to Executive’s death and may be exercised by Executive’s heirs on the same terms and conditions that would have applied to Executive.

Benefits. The Executive's accrual of, or participation in plans providing for, the Benefits will cease at the effective date of the termination of this Agreement, and the Executive will be entitled to accrued Benefits pursuant to such plans only as provided in such plans. The Executive will only receive, as part of his termination pay pursuant to this Section 6, any payment or other compensation for any vacation, holiday, sick leave, or other leave unused on the date the notice of termination is given under this Agreement if the termination is due to the death of Executive or termination by the Executive for Good Reason per Section 6.3.

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TERMINATION DAMAGES PAYABLE BY EXECUTIVE

The Executive and the Employer agree that it is impossible to determine with any reasonable accuracy the amount of the prospective damages to the Employer if the Executive's employment is terminated for any reason other than death or for good reason (as defined in Section 6.3) by the Executive (such termination referred to in this paragraph as "Executive Termination Without Cause"). In the event of any Executive Termination Without Cause other than a Termination by the Executive due to a disability that leaves him unable to work, the Executive agrees to pay as liquidated damages to the Employer an amount equal as follows:

    If the Executive Termination Without Cause occurs during Employment Year 1, then the Executive shall immediately pay to the Employer an amount equal to $225,000.00.

    If the Executive Termination Without Cause occurs during Employment Year 2, then the Executive shall immediately pay to the Employer an amount equal to $150,000.00.

    If the Executive Termination Without Cause occurs during Employment Year 3, then the Executive shall immediately pay to the Employer an amount equal to $75,000.000.

NON-DISCLOSURE COVENANT; EXECUTIVE INVENTIONS; NON-COMPETE

ACKNOWLEDGMENTS BY THE EXECUTIVE

The Executive acknowledges that (a) during the Employment Period and his prior employment period with the Employer's predecessor, the Company, and as a part of his employment with the Employer and its predecessor, the Company, the Executive was and will continue to be afforded access to Confidential Information; (b) public disclosure of such Confidential Information could have an adverse effect on the Employer and its business; (c) because the Executive possesses substantial technical expertise and skill with respect to the Employer's business, the Employer desires to obtain exclusive ownership of each Executive Invention, and the Employer will be at a substantial competitive disadvantage if it fails to acquire exclusive ownership of each Executive Invention; (d) the Parent and Employer have each required that the Executive make the covenants in this Section 7 as a condition to the merger pursuant to the Merger Agreement; and (e) the provisions of this Section 7 are reasonable and necessary to prevent the improper use or disclosure of Confidential Information and to provide the Employer with exclusive ownership of all Executive Inventions.

AGREEMENTS OF THE EXECUTIVE

In consideration of the compensation and benefits to be paid or provided to the Executive by the Employer under this Agreement, the Executive covenants as follows:

    Confidentiality.

    During and following the Employment Period, the Executive will hold in confidence the Confidential Information and will not disclose it to any person except with the specific prior written consent of the Employer or except as otherwise expressly permitted by the terms of this Agreement.

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    Any trade secrets of the Employer will be entitled to all of the protections and benefits under any applicable federal or state trade secret law and any other applicable law. If any information that the Employer deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. The Executive hereby waives any requirement that the Employer submits proof of the economic value of any trade secret or posts a bond or other security.

    None of the foregoing obligations and restrictions applies to any part of the Confidential Information that the Executive demonstrates was or became generally available to the public other than as a result of a disclosure by the Executive.

    The Executive will not remove from the Employer's premises (except to the extent such removal is for purposes of the performance of the Executive's duties at home or while traveling, or except as otherwise specifically authorized by the Employer) any document, record, notebook, plan, model, component, device, or computer software or code, whether embodied in a disk or in any other form (collectively, the "Proprietary Items"). The Executive recognizes that, as between the Employer and the Executive, all of the Proprietary Items, whether or not developed by the Executive, are the exclusive property of the Employer. Upon termination of this Agreement by either party, or upon the request of the Employer during the Employment Period, the Executive will return to the Employer all of the Proprietary Items in the Executive's possession or subject to the Executive's control, and the Executive shall not retain any copies, abstracts, sketches, or other physical embodiment of any of the Proprietary Items.

Executive Inventions. Each Executive Invention will belong exclusively to the Employer. The Executive acknowledges that all of the Executive's writing, works of authorship, and other Executive Inventions are works made for hire and the property of the Employer, including any copyrights, patents, or other intellectual property rights pertaining thereto. If it is determined that any such works are not works made for hire, the Executive hereby assigns to the Employer all of the Executive's right, title, and interest, including all rights of copyright, patent, and other intellectual property rights, to or in such Executive Inventions. The Executive covenants that he will promptly:

    disclose to the Employer in writing any Executive Invention;

    assign to the Employer or to a party designated by the Employer, at the Employer's request and without additional compensation, all of the Executive's right to the Executive Invention for the United States and all foreign jurisdictions;

    execute and deliver to the Employer such applications, assignments, and other documents as the Employer may request in order to apply for and obtain patents or other registrations with respect to any Executive Invention in the United States and any foreign jurisdictions;

    sign all other papers necessary to carry out the above obligations; and

    give testimony and render any other assistance in support of the Employer's rights to any Executive Invention.

DISPUTES OR CONTROVERSIES

The Executive recognizes that should a dispute or controversy arising from or relating to this Agreement be submitted for adjudication to any court, arbitration panel, or other third party, the preservation of the secrecy of Confidential Information may be jeopardized. All pleadings, documents, testimony, and records relating to any such adjudication will be maintained in secrecy and will be available for inspection by the Employer, the Executive, and their respective attorneys and experts, who will agree, in advance and in writing, to receive and maintain all such information in secrecy, except as may be limited by them in writing.

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NON-COMPETITION AND NON-INTERFERENCE

ACKNOWLEDGMENTS BY THE EXECUTIVE

The Executive acknowledges that: (a) the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary, and intellectual character; (b) the Employer's business is currently regional in scope and its products are marketed or may be marketed throughout the parishes and counties indicated on Exhibit “A” hereto (the "Restricted Area"); (c) the Employer competes with other businesses that are or could be located in any part of the Restricted Area; (d) the Parent and Employer have each required that the Executive make the covenants set forth in this Section 8 as a condition to the merger under the Merger Agreement; and (e) the provisions of this Section 8 are reasonable and necessary to protect the Employer's business.

COVENANTS OF THE EXECUTIVE

In consideration of the acknowledgments by the Executive, and in consideration of the compensation and benefits to be paid or provided to the Executive by the Employer, the Executive covenants that he will not, directly or indirectly:

 during the Employment Period, except in the course of his employment hereunder, and during the Post-Employment Period, directly or indirectly, either for himself or for any partnership, limited liability company, individual, corporation, joint venture or any other entity or person "participate in" (as defined below) any business (including, without limitation, any division, group or franchise of a larger organization) which engages in the "Internet Services and Telecommunications Business" in the Restricted Area. For purposes of this Agreement, "Internet Services and Telecommunications Business" shall mean the business of providing any type of telecommunication services or internet access services to any person or customer within the Restricted Area, including, without limitation, local, long distance, broadband, dial up data services, wireless, DSL, Voice-over-Internet Protocol (VoIP) and any other service or product being offered or provided by the Employer or the Parent or any of their respective affiliates. For purposes of this Agreement, the term "participate in" shall include, without limitation, having any direct or indirect interest in any corporation, partnership, limited liability company, joint venture or other entity, whether as a sole proprietor, owner, shareholder, partner, member, manager, joint venturer, creditor or otherwise, or rendering any direct or indirect service or assistance to any individual corporation, partnership, limited liability company, joint venture and other business entity (whether as a director, officer, manager, supervisor, Executive, agent, consultant or otherwise). Notwithstanding the foregoing, nothing in this Section 8.2(a) shall prohibit Executive from owning not more than five percent (5%) of the debt or equity securities of a publicly traded corporation which may compete with the Employer or the Parent.

 whether for the Executive's own account or for the account of any other person, at any time during the Employment Period and the Post-Employment Period, solicit business of the same or similar type being carried on by the Employer or its Parent or any of their affiliates, from any person known by the Executive to be a customer of the Employer or its Parent or any of their affiliates, whether or not the Executive had personal contact with such person during and by reason of the Executive's employment with the Employer;

whether for the Executive's own account or the account of any other person (i) at any time during the Employment Period and the Post-Employment Period, solicit, employ, or otherwise engage as an Executive, independent contractor, or otherwise, any person who is or was an Executive of the Employer at any time during the Employment Period or in the period of employment with the Employer's predecessor or in any manner induce or attempt to induce any Executive of the Employer to terminate his employment with the Employer; or (ii) at any time during the Employment Period and for the Post-Employment Period, interfere with the Employer's relationship with any person, including any person who at any time during the Employment Period or the period of employment with the Employer's predecessor was an Executive, contractor, supplier, or customer of the Employer or its predecessor; or

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at any time during or after the Employment Period, disparage the Employer or its Parent or any of their affiliates or any of their respective shareholders, directors, officers, Executives, or agents.

For purposes of this Section 8.2, the term "Post-Employment Period" means the two (2) year period beginning on the date of termination of the Executive's employment with the Employer.
If any covenant in this Section 8.2 is held to be unreasonable, arbitrary, or against public policy, such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding, and enforceable against the Executive.

If at any time during the Employment Period and the Post-Employment Period, Executive desires to participate in an activity that he believes might be prohibited by this Section 8.2, such person may request in writing (a "Clarification Request") a determination by Employer as to whether such proposed activity would violate this Section 8.2. Employer shall respond in writing to such Clarification Request (a "Clarification Response") within thirty (30) days of receipt thereof.

GENERAL PROVISIONS
INJUNCTIVE RELIEF AND ADDITIONAL REMEDY

The Executive acknowledges that the injury that would be suffered by the Employer as a result of a breach of the provisions of this Agreement (including any provision of Sections 7 and 8) would be irreparable and that an award of monetary damages to the Employer for such a breach would be an inadequate remedy. Consequently, the Employer will have the right, in addition to any other rights it may have, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement, and the Employer will not be obligated to post bond or other security in seeking such relief. Without limiting the Employer's rights under this Section 9 or any other remedies of the Employer, if the Executive breaches any of the provisions of Section 7 or 8, the Employer will have the right to cease making any payments otherwise due to the Executive under this Agreement.

COVENANTS OF SECTIONS 7 AND 8 ARE ESSENTIAL AND INDEPENDENT COVENANTS

The covenants by the Executive in Sections 7 and 8 are essential elements of this Agreement, and without the Executive's agreement to comply with such covenants, the Parent and Employer would not have consummated the merger under the Merger Agreement and the Employer would not have entered into this Agreement or employed or continued the employment of the Executive. The Employer and the Executive have independently consulted their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenants, with specific regard to the nature of the business conducted by the Employer. Executive agrees to notify Employer if Executive believes that Employer or Parent have breached this Agreement in such a manner as to excuse Executive from Executive’s obligations pursuant to the covenants of Sections 7 and 8, at least ten days prior to Executive taking any action inconsistent with such covenants.

If the Executive's employment hereunder expires or is terminated, this Agreement will continue in full force and effect as is necessary or appropriate to enforce the covenants and agreements of the Executive in Sections 7 and 8.

REPRESENTATIONS AND WARRANTIES BY THE EXECUTIVE

The Executive represents and warrants to the Employer that the execution and delivery by the Executive of this Agreement do not, and the performance by the Executive of the Executive's obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to the Executive; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which the Executive is a party or by which the Executive is or may be bound.

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The Employer represents and warrants to the Executive that the execution and delivery by the Employer of this Agreement do not, and the performance by the Employer of the Employer's obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to the Employer; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which the Employer is a party or by which the Employer is or may be bound.

OBLIGATIONS CONTINGENT ON PERFORMANCE

The obligations of the Employer hereunder, including its obligation to pay the compensation provided for herein, are contingent upon the Executive's performance of the Executive's obligations hereunder, and vice versa.

WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by either party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

BINDING EFFECT; DELEGATION OF DUTIES PROHIBITED

This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assigns, heirs, and legal representatives, including any entity with which the Employer may merge or consolidate or to which all or substantially all of its assets may be transferred. The duties and covenants of the Executive under this Agreement, being personal, may not be delegated.

NOTICES

All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

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If to Employer:

XFone, Inc.	Xfone.USA, Inc.
Britannia House	2506 Lakeland Drive
960 High Road	Suite 100
London, N129RY	Jackson, MS 39232
United Kingdom	USA
Attention: Guy Nissenson	Attention: Wade Spooner
Telephone: +44 208-446-9494	Telephone: 601-420-6500
Facsimile: +44 208-446-7010	Facsimile: 509-271-7741
Email: guy@xfone.com	Email: wspooner@expetel.com

with a copy to:
The Oberon Group, LLC
79 Madison Ave., 6th Floor
New York, NY 10016
Attention: Adam Breslawsky
Telephone: 212-386-7052
Facsimile: 212-447-7212
Email:	adam@oberongroup.com

Watkins Ludlam Winter & Stennis, P.A.
633 North State Street (39202)
P. O. Box 427
Jackson, MS 39205-0427
Attention: Gina M. Jacobs
Telephone: 601-949-4705
Facsimile: 601-949-4804
Email:	gjacobs@watkinsludlam.com

If to the Executive:
Hunter McAllister
211 E. Thomas Street
Hammond, Louisiana 70401
Telephone:  (H) 985-370-8904
(B) 985-345-1170
Facsimile:  985-345-0723
Email:	hunter@I-55.com

                  With a copy to:
                                David Kurtz
                                Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.
                                201 St. Charles Ave., Suite 3600
                                New Orleans, Louisiana 70170
                                Telephone: (504) 566-5259
                                Facsimile: (504) 636-3959
Email:	dkurtz@bakerdonelson.com

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ENTIRE AGREEMENT; AMENDMENTS

This Agreement, the Merger Agreement, and the documents executed in connection with the Merger Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto.

GOVERNING LAW

This Agreement will be governed by the laws of the State of Louisiana without regard to conflicts of laws principles.

JURISDICTION

Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against either of the parties in the courts of the State of Louisiana, or, if it has or can acquire jurisdiction, in any of the United States District Courts in Louisiana, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on either party anywhere in the world.

SECTION HEADINGS, CONSTRUCTION

The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

WAIVER OF JURY TRIAL

THE PARTIES HERETO HEREBY WAIVE A JURY TRIAL IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT.

IRREVOCABLE PROXY FROM EXECUTIVE

As a condition to the employment of the Executive, the Executive shall have entered into an Irrevocable Proxy in form reasonably satisfactory to Parent in which the Executive agrees to irrevocably appoint Guy Nissenson or such other party designated by Parent as proxy to vote the Executive's Parent Common Stock or any Parent Common Stock issued to or acquired hereafter by the Executive whether from the exercise of any of the Parent Stock Warrants or any other stock options or warrants granted hereafter or otherwise until such time as the Executive sells such Parent Common Stock, subject to the condition that if at any time, Guy Nissenson and Abraham Keinan together command less than 50% of the voting rights of Parent, then such proxies shall automatically terminate.

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.

EMPLOYER:	EXECUTIVE:
XFone USA, Inc.
By: /s/ Wade Spooner	/s/Hunter McAllister
Wade Spooner, President/CEO	Hunter McAllister, Individually

AppendixC-121

EXHIBIT “A”

Restricted Area

Lousiana

Acadia Parish, Allen Parish, Ascension Parish, Assumption Parish, Avoyelles Parish, Beauregard Parish, Bienville Parish, Bossier Parish, Caddo Parish, Calcasieu Parish, Caldwell Parish, Cameron Parish, Catahoula Parish, Claiborne Parish, Concordia Parish, De Soto Parish, East Baton Rouge Parish, East Carroll Parish, East Feliciana Parish, Evangeline Parish, Franklin Parish, Grant Parish, Iberia Parish, Iberville Parish, Jackson Parish, Jefferson Parish, Jefferson Davis Parish, La Salle Parish, Lafayette Parish, Lafourche Parish, Lincoln Parish, Livingston Parish, Madison Parish, Morehouse Parish, Natchitoches Parish, Orleans Parish, Ouachita Parish, Plaquemines Parish, Pointe Coupee Parish, Rapides Parish, Red River Parish, Richland Parish, Sabine Parish, St. Bernard Parish, St. Charles Parish, St. Helena Parish, St. James Parish, St. John the Baptist Parish, St. Landry Parish, St. Martin Parish, St. Mary Parish, St. Tammany Parish, Tangipahoa Parish, Tensas Parish, Terrebonne Parish, Union Parish, Vermilion Parish, Vernon Parish, Washington Parish, Webster Parish, West Baton Rouge Parish, West Carroll Parish, West Feliciana Parish, Winn Parish

Mississippi

Adams County, Alcorn County, Amite County, Attala County, Benton County, Bolivar County, Calhoun County, Carroll County, Chickasaw County, Choctaw County, Claiborne County, Clarke County, Clay County, Coahoma County, Copiah County, Covington County, DeSoto County, Forrest County, Franklin County, George County, Greene County, Grenada County, Hancock County, Harrison County, Hinds County, Holmes County, Humphreys County, Issaquena County, Itawamba County, Jackson County, Jasper County, Jefferson County, Jefferson Davis County, Jones County, Kemper County, Lafayette County, Lamar County, Lauderdale County, Lawrence County, Leake County, Lee County, Leflore County, Lincoln County, Lowndes County, Madison County, Marion County, Marshall County, Monroe County, Montgomery County, Neshoba County, Newton County, Noxubee County, Oktibbeha County, Panola County, Pearl River County, Perry County, Pike County, Pontotoc County, Prentiss County, Quitman County, Rankin County, Scott County, Sharkey County, Simpson County, Smith County, Stone County, Sunflower County, Tallahatchie County, Tate County, Tippah County, Tishomingo County, Tunica County, Union County, Walthall County, Warren County, Washington County, Wayne County, Webster County, Wilkinson County, Winston County, Yalobusha County, Yazoo County

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EXHIBIT "D"
Form of Acosta Employment Agreement

AppendixC-123

EMPLOYMENT AGREEMENT

This Employment Agreement (this "Agreement") is made as of ________________, 2005 by XFone USA, Inc., a Mississippi corporation (the "Employer"), and Brian Acosta, an individual (the "Executive").
RECITALS

The Executive is currently the President and Chief Executive Officer and a principal shareholder of I-55 Internet Services, Inc. (the "Company"). Concurrently with the execution and delivery of this Agreement, the Company is being merged with and into the Employer pursuant to and in accordance with that certain Agreement and Plan of Merger dated among the Company, the Employer, XFone, Inc. (the "Parent") and the Executive and Hunter McAllister (the "Merger Agreement"). The Executive's continued employment with the Employer after the merger and the Employee's execution of this Agreement is a condition to the consummation of the merger pursuant to the Merger Agreement by the Employer and the Parent. The Employer agrees to employ the Executive, and the Executive wishes to accept such continued employment, upon the terms and conditions set forth in this Agreement.

AGREEMENT
The parties, intending to be legally bound, agree as follows:

DEFINITIONS

For the purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1.

"Agreement"--this Employment Agreement, as amended from time to time.

"Basic Compensation"--Salary and Benefits.

"Benefits"--as defined in Section 3.1(b).

"Confidential Information" means any and all of the following with respect to the Employer, its Parent, the Company as predecessor to the Employer or any of their affiliates:

trade secrets concerning the business and affairs of the Employer, its Parent, the Company as predecessor to the Employer or any of their affiliates, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current, and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures, and architectures (and related formulae, compositions, processes, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information, any other confidential or proprietary information or data), and any other information, however documented, that is a trade secret within the meaning of any applicable federal or state laws; and

information concerning the business and affairs of the Employer, its Parent, the Company as predecessor to the Employer or any of their affiliates (which includes but is not limited to historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials, interconnect agreements, supply sources, marketing, production or merchandising systems or plans), however documented; and

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notes, analysis, compilations, studies, summaries, and other material prepared by or for the Employer, its Parent, the Company as predecessor to the Employer or any of their affiliates containing or based, in whole or in part, on any information included in the foregoing.

"Effective Date"--the date stated in the first paragraph of the Agreement.

"Executive Invention"--any idea, invention, technique, modification, process, or improvement (whether patentable or not), any industrial design (whether registerable or not), any mask work, however fixed or encoded, that is suitable to be fixed, embedded or programmed in a semiconductor product (whether recordable or not), and any work of authorship (whether or not copyright protection may be obtained for it) created, conceived, or developed by the Executive, either solely or in conjunction with others, during the Employment Period with Employer or its predecessor, the Company, or a period that includes a portion of the Employment Period, that relates in any way to, or is useful in any manner in, the business then being conducted or proposed to be conducted by the Employer, and any such item created by the Executive, either solely or in conjunction with others, following termination of the Executive's employment with the Employer, that is based upon or uses Confidential Information.

"Employment Period"--the term of the Executive's employment under this Agreement, and as used herein the term "Employment Year" means each twelve month period occurring during the employment period and "Employment Year 1" shall mean the first twelve months of employment from the Effective Date and "Employment Year 2" shall mean the 12 month period following Employment Year 1 and "Employment Year 3" shall mean the 12 month period following Employment Year 2.

"For cause"--as defined in Section 6.2.

"For good reason"--as defined in Section 6.3.

"Parent Common Stock" shall mean shares of the common stock of Parent.

"Person"--any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or governmental body.

"Post-Employment Period"--as defined in Section 8.2.

"Proprietary Items"--as defined in Section 7.2(a)(iv).

"Salary"--as defined in Section 3.1(a).

EMPLOYMENT TERMS AND DUTIES

EMPLOYMENT

The Employer hereby employs the Executive, and the Executive hereby accepts employment by the Employer, upon the terms and conditions set forth in this Agreement.

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TERM

Subject to the provisions of Section 6, the term of the Executive's employment under this Agreement will be three years, beginning on the Effective Date and ending on the third anniversary of the Effective Date.

DUTIES
The Executive will have such duties as are assigned or delegated to the Executive by the President, and will initially serve as Vice President - Information Systems and Technology, of Operations of the Employer. The Executive will devote his entire business time, attention, skill, and energy exclusively to the business of the Employer, will use his best efforts to promote the success of the Employer's business, and will cooperate fully with the President in the advancement of the best interests of the Employer. If the Executive is elected as a director of the Employer or as a director or officer of any of its affiliates, the Executive will fulfill his duties as such director or officer without additional compensation. The Executive’s duties shall be commensurate with his title. Executive shall report directly to the President of Employer.

COMPENSATION

BASIC COMPENSATION

Salary. The Executive will be paid an annual salary of $132,000.00 for Employment Year 1; $135,960.00 for Employment Year 2 and $140,039.00 for Employment Year 3 (the "Salary"), which will be payable in equal periodic installments according to the Employer's customary payroll practices, but no less frequently than monthly, and shall be subject to all applicable withholding and other applicable taxes as required by law.

Benefits. The Executive will, during the Employment Period, be permitted to participate in such life insurance, hospitalization, major medical, and other Executive benefit plans of the Employer that may be in effect from time to time, to the extent the Executive is eligible under the terms of those plans (collectively, the "Benefits"). The Executive shall be entitled to car and cell phone allowances at least equal in value to those previously provided to Executive by the Company.

INCENTIVE COMPENSATION

Currently the Company does not have an Executive Incentive Compensation Plan; however, the Executive will participate in such plan when developed.

PARENT STOCK OPTION COMPENSATION

On the first business day of Employment Year 1, the Executive shall be granted and issued options for 200,000 shares of restricted Parent Common Stock (25,000 of which shall be attributable to Employment Year 1, 50,000 of which shall be attributable to Employment Year 2, and 125,000 of which shall be attributable to Employment Year 3) (the "Options"). The Options shall vest as follows: Options for 25,000 shares of restricted Parent Stock shall vest 3 years from the grant date, options for 50,000 shares of restricted Parent Stock shall vest 4 years from the grant date and options for 125,000 shares of restricted Parent Stock shall vest 5 years from the grant date. The stock options shall provide for a five (5) year term from the vesting date, a strike price that is 10% above the closing price of the Parent Common Stock on the date of issue of the Options. The parties agree that the terms “Options” and “Parent Stock Options” as used in this Agreement include only those Options granted pursuant to this Agreement.

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FACILITIES AND EXPENSES

The Employer will furnish the Executive office space, equipment, supplies, and such other facilities and personnel as the Employer deems necessary or appropriate for the performance of the Executive's duties under this Agreement.

VACATIONS AND HOLIDAYS

The Executive will be entitled to three weeks' paid vacation each Employment Year in accordance with the vacation policies of the Employer in effect for its executive officers from time to time. Vacation must be taken by the Executive at such time or times as approved by the Chairman of the Board or President. The Executive will also be entitled to the paid holidays set forth in the Employer's policies. Up to five vacation days during any Employment Year that are not used by the Executive during such Employment Year may be used in any subsequent Employment Year.

TERMINATION

EVENTS OF TERMINATION

The Employment Period, the Executive's Basic Compensation, Incentive Compensation, any Parent Stock Options which have not vested, and Parent Stock Warrants which have not vested and any and all other rights of the Executive under this Agreement or otherwise as an Executive of the Employer will terminate (except as otherwise provided in this Section 6):

    upon the death of the Executive;

    upon termination by Employer for cause (as defined in Section 6.2), immediately upon notice from the Employer to the Executive, or at such later time as such notice may specify; or

    upon termination by Executive for good reason (as defined in Section 6.3) upon not less than thirty days' prior notice from the Executive to the Employer.

    upon termination of employment by Executive for any reason other than for good reason (as defined in Section 6.3).

DEFINITION OF "FOR CAUSE"

For purposes of Section 6.1, the phrase "for cause" means: (a) the Executive's breach of this Agreement which remains uncorrected for 30 days following notice from the Employer; (b) the Executive's failure to adhere to any written Employer policy if the Executive has been given a reasonable opportunity to comply with such policy or cure his failure to comply (which reasonable opportunity must be granted during the ten-day period preceding termination of this Agreement); (c) the appropriation (or attempted appropriation) of a material business opportunity of the Employer, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Employer; (d) the misappropriation (or attempted misappropriation) of any of the Employer's funds or property; or (e) the conviction of, the indictment for (or its procedural equivalent), or the entering of a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment.

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DEFINITION OF "FOR GOOD REASON"

For purposes of Section 6.1, the phrase "for good reason" means any of the following: (a) The Employer's material breach of this Agreement which is not cured within 30 days from the date of notice from the Executive; (b) the requirement by the Employer that the Executive be based anywhere other than in the State of Louisiana without the Executive's consent; or (c) the Employer alters Executive’s duties such that he is stripped of all authority over the information systems of the Employer.

TERMINATION PAY

Effective upon the termination of this Agreement, the Employer will be obligated to pay the Executive (or, in the event of his death, his designated beneficiary as defined below) only such compensation as is provided in this Section 6.4, and in lieu of all other amounts and in settlement and complete release of all claims the Executive may have against the Employer arising from the employment relationship. For purposes of this Section 6.4, the Executive's designated beneficiary will be such individual beneficiary or trust, located at such address, as the Executive may designate by notice to the Employer from time to time or, if the Executive fails to give notice to the Employer of such a beneficiary, the Executive's estate. Notwithstanding the preceding sentence, the Employer will have no duty, in any circumstances, to attempt to open an estate on behalf of the Executive, to determine whether any beneficiary designated by the Executive is alive or to ascertain the address of any such beneficiary, to determine the existence of any trust, to determine whether any person or entity purporting to act as the Executive's personal representative (or the trustee of a trust established by the Executive) is duly authorized to act in that capacity, or to locate or attempt to locate any beneficiary, personal representative, or trustee.

Termination by the Executive for Good Reason. If the Executive terminates this Agreement for good reason, the Employer will pay the Executive the Executive's Salary for the remainder of the term of this Agreement (the "Remainder Term") as and when such salary would otherwise become due and payable. The Executive shall not have the right to any Incentive Compensation as provided in Section 3.2 for the Employment Year during which such termination occurs or any subsequent Employment Year. The Executive shall have the right to retain the options attributable as provided in Section 3.3 hereof for the Employment Year during which such termination occurs and any prior year and such options shall vest immediately, but the Executive shall not be entitled to retain the options attributable to any Employment Year subsequent to the Employment Year during which such termination occurred and such options shall expire.

Termination by the Employer for Cause or Termination by Executive without Good Reason. If the Employer terminates this Agreement for cause or the Executive terminates his employment for any reason other than for good reason (as defined in Section 6.3), the Executive will be entitled to receive his Salary only through the date such termination is effective, and will not be entitled to any Incentive Compensation, Parent Stock Options or Parent Stock Warrants for the Employment Year during which such termination occurs or any subsequent Employment Year and any Parent Stock Options granted to the Executive pursuant to Section 3.3 that have not vested.

Termination upon Death. If this Agreement is terminated because of the Executive's death, the Executive will be entitled to receive his Salary through the end of the calendar month in which his death occurs, but will not be entitled to receive any Incentive Compensation or Parent Stock Options pursuant to Section 3.3 for the Employment Year during which his death occurs or any subsequent Employment Year and any Parent Stock Options granted to the Executive pursuant to Section 3.3 that have not vested shall be cancelled except that any Parent Stock Options attributable to the Employment Year of Executive’s death or any prior Employment Year shall be deemed to have vested immediately prior to Executive’s death and may be exercised by Executive’s heirs on the same terms and conditions that would have applied to Executive.

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Benefits. The Executive's accrual of, or participation in plans providing for, the Benefits will cease at the effective date of the termination of this Agreement, and the Executive will be entitled to accrued Benefits pursuant to such plans only as provided in such plans. The Executive will only receive, as part of his termination pay pursuant to this Section 6, any payment or other compensation for any vacation, holiday, sick leave, or other leave unused on the date the notice of termination is given under this Agreement if the termination is due to the death of Executive or termination by the Executive for Good Reason per Section 6.3.

TERMINATION DAMAGES PAYABLE BY EXECUTIVE

The Executive and the Employer agree that it is impossible to determine with any reasonable accuracy the amount of the prospective damages to the Employer if the Executive's employment is terminated for any reason other than death or for good reason (as defined in Section 6.3) by the Executive (such termination referred to in this paragraph as "Executive Termination Without Cause"). In the event of any Executive Termination Without Cause other than a Termination by the Executive due to a disability that leaves him unable to work, the Executive agrees to pay as liquidated damages to the Employer an amount equal as follows:

    If the Executive Termination Without Cause occurs during Employment Year 1, then the Executive shall immediately pay to the Employer an amount equal to $225,000.00.

    If the Executive Termination Without Cause occurs during Employment Year 2, then the Executive shall immediately pay to the Employer an amount equal to $150,000.00.

    If the Executive Termination Without Cause occurs during Employment Year 3, then the Executive shall immediately pay to the Employer an amount equal to $75,000.000.

NON-DISCLOSURE COVENANT; EXECUTIVE INVENTIONS; NON-COMPETE

ACKNOWLEDGMENTS BY THE EXECUTIVE

The Executive acknowledges that (a) during the Employment Period and his prior employment period with the Employer's predecessor, the Company, and as a part of his employment with the Employer and its predecessor, the Company, the Executive was and will continue to be afforded access to Confidential Information; (b) public disclosure of such Confidential Information could have an adverse effect on the Employer and its business; (c) because the Executive possesses substantial technical expertise and skill with respect to the Employer's business, the Employer desires to obtain exclusive ownership of each Executive Invention, and the Employer will be at a substantial competitive disadvantage if it fails to acquire exclusive ownership of each Executive Invention; (d) the Parent and Employer have each required that the Executive make the covenants in this Section 7 as a condition to the merger pursuant to the Merger Agreement; and (e) the provisions of this Section 7 are reasonable and necessary to prevent the improper use or disclosure of Confidential Information and to provide the Employer with exclusive ownership of all Executive Inventions.

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AGREEMENTS OF THE EXECUTIVE

In consideration of the compensation and benefits to be paid or provided to the Executive by the Employer under this Agreement, the Executive covenants as follows:

    Confidentiality.

    During and following the Employment Period, the Executive will hold in confidence the Confidential Information and will not disclose it to any person except with the specific prior written consent of the Employer or except as otherwise expressly permitted by the terms of this Agreement.

    Any trade secrets of the Employer will be entitled to all of the protections and benefits under any applicable federal or state trade secret law and any other applicable law. If any information that the Employer deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. The Executive hereby waives any requirement that the Employer submits proof of the economic value of any trade secret or posts a bond or other security.

    None of the foregoing obligations and restrictions applies to any part of the Confidential Information that the Executive demonstrates was or became generally available to the public other than as a result of a disclosure by the Executive.

    The Executive will not remove from the Employer's premises (except to the extent such removal is for purposes of the performance of the Executive's duties at home or while traveling, or except as otherwise specifically authorized by the Employer) any document, record, notebook, plan, model, component, device, or computer software or code, whether embodied in a disk or in any other form (collectively, the "Proprietary Items"). The Executive recognizes that, as between the Employer and the Executive, all of the Proprietary Items, whether or not developed by the Executive, are the exclusive property of the Employer. Upon termination of this Agreement by either party, or upon the request of the Employer during the Employment Period, the Executive will return to the Employer all of the Proprietary Items in the Executive's possession or subject to the Executive's control, and the Executive shall not retain any copies, abstracts, sketches, or other physical embodiment of any of the Proprietary Items.

Executive Inventions. Each Executive Invention will belong exclusively to the Employer. The Executive acknowledges that all of the Executive's writing, works of authorship, and other Executive Inventions are works made for hire and the property of the Employer, including any copyrights, patents, or other intellectual property rights pertaining thereto. If it is determined that any such works are not works made for hire, the Executive hereby assigns to the Employer all of the Executive's right, title, and interest, including all rights of copyright, patent, and other intellectual property rights, to or in such Executive Inventions. The Executive covenants that he will promptly:

    disclose to the Employer in writing any Executive Invention;

    assign to the Employer or to a party designated by the Employer, at the Employer's request and without additional compensation, all of the Executive's right to the Executive Invention for the United States and all foreign jurisdictions;

    execute and deliver to the Employer such applications, assignments, and other documents as the Employer may request in order to apply for and obtain patents or other registrations with respect to any Executive Invention in the United States and any foreign jurisdictions;

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    sign all other papers necessary to carry out the above obligations; and

    give testimony and render any other assistance in support of the Employer's rights to any Executive Invention.

DISPUTES OR CONTROVERSIES

The Executive recognizes that should a dispute or controversy arising from or relating to this Agreement be submitted for adjudication to any court, arbitration panel, or other third party, the preservation of the secrecy of Confidential Information may be jeopardized. All pleadings, documents, testimony, and records relating to any such adjudication will be maintained in secrecy and will be available for inspection by the Employer, the Executive, and their respective attorneys and experts, who will agree, in advance and in writing, to receive and maintain all such information in secrecy, except as may be limited by them in writing.

NON-COMPETITION AND NON-INTERFERENCE

ACKNOWLEDGMENTS BY THE EXECUTIVE

The Executive acknowledges that: (a) the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary, and intellectual character; (b) the Employer's business is currently regional in scope and its products are marketed or may be marketed throughout the parishes and counties indicated on Exhibit “A” hereto (the "Restricted Area"); (c) the Employer competes with other businesses that are or could be located in any part of the Restricted Area; (d) the Parent and Employer have each required that the Executive make the covenants set forth in this Section 8 as a condition to the merger under the Merger Agreement; and (e) the provisions of this Section 8 are reasonable and necessary to protect the Employer's business.

COVENANTS OF THE EXECUTIVE

In consideration of the acknowledgments by the Executive, and in consideration of the compensation and benefits to be paid or provided to the Executive by the Employer, the Executive covenants that he will not, directly or indirectly:

during the Employment Period, except in the course of his employment hereunder, and during the Post-Employment Period, directly or indirectly, either for himself or for any partnership, limited liability company, individual, corporation, joint venture or any other entity or person "participate in" (as defined below) any business (including, without limitation, any division, group or franchise of a larger organization) which engages in the "Internet Services and Telecommunications Business" in the Restricted Area. For purposes of this Agreement, "Internet Services and Telecommunications Business" shall mean the business of providing any type of telecommunication services or internet access services to any person or customer within the Restricted Area, including, without limitation, local, long distance, broadband, dial up data services, wireless, DSL, Voice-over-Internet Protocol (VoIP) and any other service or product being offered or provided by the Employer or the Parent or any of their respective affiliates. For purposes of this Agreement, the term "participate in" shall include, without limitation, having any direct or indirect interest in any corporation, partnership, limited liability company, joint venture or other entity, whether as a sole proprietor, owner, shareholder, partner, member, manager, joint venturer, creditor or otherwise, or rendering any direct or indirect service or assistance to any individual corporation, partnership, limited liability company, joint venture and other business entity (whether as a director, officer, manager, supervisor, Executive, agent, consultant or otherwise). Notwithstanding the foregoing, nothing in this Section 8.2(a) shall prohibit Executive from owning not more than five percent (5%) of the debt or equity securities of a publicly traded corporation which may compete with the Employer or the Parent.

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whether for the Executive's own account or for the account of any other person, at any time during the Employment Period and the Post-Employment Period, solicit business of the same or similar type being carried on by the Employer or its Parent or any of their affiliates, from any person known by the Executive to be a customer of the Employer or its Parent or any of their affiliates, whether or not the Executive had personal contact with such person during and by reason of the Executive's employment with the Employer;

whether for the Executive's own account or the account of any other person (i) at any time during the Employment Period and the Post-Employment Period, solicit, employ, or otherwise engage as an Executive, independent contractor, or otherwise, any person who is or was an Executive of the Employer at any time during the Employment Period or in the period of employment with the Employer's predecessor or in any manner induce or attempt to induce any Executive of the Employer to terminate his employment with the Employer; or (ii) at any time during the Employment Period and for the Post-Employment Period, interfere with the Employer's relationship with any person, including any person who at any time during the Employment Period or the period of employment with the Employer's predecessor was an Executive, contractor, supplier, or customer of the Employer or its predecessor; or

at any time during or after the Employment Period, disparage the Employer or its Parent or any of their affiliates or any of their respective shareholders, directors, officers, Executives, or agents.

For purposes of this Section 8.2, the term "Post-Employment Period" means the two (2) year period beginning on the date of termination of the Executive's employment with the Employer.
If any covenant in this Section 8.2 is held to be unreasonable, arbitrary, or against public policy, such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding, and enforceable against the Executive.

If at any time during the Employment Period and the Post-Employment Period, Executive desires to participate in an activity that he believes might be prohibited by this Section 8.2, such person may request in writing (a "Clarification Request") a determination by Employer as to whether such proposed activity would violate this Section 8.2. Employer shall respond in writing to such Clarification Request (a "Clarification Response") within thirty (30) days of receipt thereof.

GENERAL PROVISIONS
I
NJUNCTIVE RELIEF AND ADDITIONAL REMEDY

The Executive acknowledges that the injury that would be suffered by the Employer as a result of a breach of the provisions of this Agreement (including any provision of Sections 7 and 8) would be irreparable and that an award of monetary damages to the Employer for such a breach would be an inadequate remedy. Consequently, the Employer will have the right, in addition to any other rights it may have, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement, and the Employer will not be obligated to post bond or other security in seeking such relief. Without limiting the Employer's rights under this Section 9 or any other remedies of the Employer, if the Executive breaches any of the provisions of Section 7 or 8, the Employer will have the right to cease making any payments otherwise due to the Executive under this Agreement.

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COVENANTS OF SECTIONS 7 AND 8 ARE ESSENTIAL AND INDEPENDENT COVENANTS

The covenants by the Executive in Sections 7 and 8 are essential elements of this Agreement, and without the Executive's agreement to comply with such covenants, the Parent and Employer would not have consummated the merger under the Merger Agreement and the Employer would not have entered into this Agreement or employed or continued the employment of the Executive. The Employer and the Executive have independently consulted their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenants, with specific regard to the nature of the business conducted by the Employer. Executive agrees to notify Employer if Executive believes that Employer or Parent have breached this Agreement in such a manner as to excuse Executive from Executive’s obligations pursuant to the covenants of Sections 7 and 8, at least ten days prior to Executive taking any action inconsistent with such covenants.

If the Executive's employment hereunder expires or is terminated, this Agreement will continue in full force and effect as is necessary or appropriate to enforce the covenants and agreements of the Executive in Sections 7 and 8.

REPRESENTATIONS AND WARRANTIES BY THE EXECUTIVE

The Executive represents and warrants to the Employer that the execution and delivery by the Executive of this Agreement do not, and the performance by the Executive of the Executive's obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to the Executive; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which the Executive is a party or by which the Executive is or may be bound.

The Employer represents and warrants to the Executive that the execution and delivery by the Employer of this Agreement do not, and the performance by the Employer of the Employer's obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to the Employer; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which the Employer is a party or by which the Employer is or may be bound.

OBLIGATIONS CONTINGENT ON PERFORMANCE

The obligations of the Employer hereunder, including its obligation to pay the compensation provided for herein, are contingent upon the Executive's performance of the Executive's obligations hereunder, and vice versa.

WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by either party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

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BINDING EFFECT; DELEGATION OF DUTIES PROHIBITED

This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assigns, heirs, and legal representatives, including any entity with which the Employer may merge or consolidate or to which all or substantially all of its assets may be transferred. The duties and covenants of the Executive under this Agreement, being personal, may not be delegated.

NOTICES
All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

If to Employer:

XFone, Inc.	Xfone.USA, Inc.
Britannia House	2506 Lakeland Drive
960 High Road	Suite 100
London, N129RY	Jackson, MS 39232
United Kingdom	USA
Attention: Guy Nissenson	Attention: Wade Spooner
Telephone: +44 208-446-9494	Telephone: 601-420-6500
Facsimile: +44 208-446-7010	Facsimile: 509-271-7741
Email: guy@xfone.com	Email: wspooner@expetel.com

with a copy to:
The Oberon Group, LLC
79 Madison Ave., 6th Floor
New York, NY 10016
Attention: Adam Breslawsky
Telephone: 212-386-7052
Facsimile: 212-447-7212
Email:	adam@oberongroup.com

Watkins Ludlam Winter & Stennis, P.A.
633 North State Street (39202)
P. O. Box 427
Jackson, MS 39205-0427
Attention: Gina M. Jacobs
Telephone: 601-949-4705
Facsimile: 601-949-4804
Email:	gjacobs@watkinsludlam.com

If to the Executive:
Hunter McAllister
211 E. Thomas Street
Hammond, Louisiana 70401
Telephone:  (H) 985-370-8904
(B) 985-345-1170
Facsimile:  985-345-0723
Email:	hunter@I-55.com

                  With a copy to:
                                David Kurtz
                                Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.
                                201 St. Charles Ave., Suite 3600
                                New Orleans, Louisiana 70170
                                Telephone: (504) 566-5259
                                Facsimile: (504) 636-3959
Email:	dkurtz@bakerdonelson.com

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ENTIRE AGREEMENT; AMENDMENTS

This Agreement, the Merger Agreement, and the documents executed in connection with the Merger Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto.

GOVERNING LAW

This Agreement will be governed by the laws of the State of Louisiana without regard to conflicts of laws principles.

JURISDICTION

Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against either of the parties in the courts of the State of Louisiana, or, if it has or can acquire jurisdiction, in any of the United States District Courts in Louisiana, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on either party anywhere in the world.

SECTION HEADINGS, CONSTRUCTION

The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

WAIVER OF JURY TRIAL

THE PARTIES HERETO HEREBY WAIVE A JURY TRIAL IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT.

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IRREVOCABLE PROXY FROM EXECUTIVE

As a condition to the employment of the Executive, the Executive shall have entered into an Irrevocable Proxy in form reasonably satisfactory to Parent in which the Executive agrees to irrevocably appoint Guy Nissenson or such other party designated by Parent as proxy to vote the Executive's Parent Common Stock or any Parent Common Stock issued to or acquired hereafter by the Executive whether from the exercise of any of the Parent Stock Warrants or any other stock options or warrants granted hereafter or otherwise until such time as the Executive sells such Parent Common Stock, subject to the condition that if at any time, Guy Nissenson and Abraham Keinan together command less than 50% of the voting rights of Parent, then such proxies shall automatically terminate.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.

EMPLOYER:	EXECUTIVE:
XFone USA, Inc.
By: Wade Spooner	Brian Acosta
Wade Spooner, President/CEO	Brian Acosta, Individually

AppendixC-136

Exhibit “A”
Restricted Area

Louisiana

Acadia Parish, Allen Parish, Ascension Parish, Assumption Parish, Avoyelles Parish, Beauregard Parish, Bienville Parish, Bossier Parish, Caddo Parish, Calcasieu Parish, Caldwell Parish, Cameron Parish, Catahoula Parish, Claiborne Parish, Concordia Parish, De Soto Parish, East Baton Rouge Parish, East Carroll Parish, East Feliciana Parish, Evangeline Parish, Franklin Parish, Grant Parish, Iberia Parish, Iberville Parish, Jackson Parish, Jefferson Parish, Jefferson Davis Parish, La Salle Parish, Lafayette Parish, Lafourche Parish, Lincoln Parish, Livingston Parish, Madison Parish, Morehouse Parish, Natchitoches Parish, Orleans Parish, Ouachita Parish, Plaquemines Parish, Pointe Coupee Parish, Rapides Parish, Red River Parish, Richland Parish, Sabine Parish, St. Bernard Parish, St. Charles Parish, St. Helena Parish, St. James Parish, St. John the Baptist Parish, St. Landry Parish, St. Martin Parish, St. Mary Parish, St. Tammany Parish, Tangipahoa Parish, Tensas Parish, Terrebonne Parish, Union Parish, Vermilion Parish, Vernon Parish, Washington Parish, Webster Parish, West Baton Rouge Parish, West Carroll Parish, West Feliciana Parish, Winn Parish

Mississippi

Adams County, Alcorn County, Amite County, Attala County, Benton County, Bolivar County, Calhoun County, Carroll County, Chickasaw County, Choctaw County, Claiborne County, Clarke County, Clay County, Coahoma County, Copiah County, Covington County, DeSoto County, Forrest County, Franklin County, George County, Greene County, Grenada County, Hancock County, Harrison County, Hinds County, Holmes County, Humphreys County, Issaquena County, Itawamba County, Jackson County, Jasper County, Jefferson County, Jefferson Davis County, Jones County, Kemper County, Lafayette County, Lamar County, Lauderdale County, Lawrence County, Leake County, Lee County, Leflore County, Lincoln County, Lowndes County, Madison County, Marion County, Marshall County, Monroe County, Montgomery County, Neshoba County, Newton County, Noxubee County, Oktibbeha County, Panola County, Pearl River County, Perry County, Pike County, Pontotoc County, Prentiss County, Quitman County, Rankin County, Scott County, Sharkey County, Simpson County, Smith County, Stone County, Sunflower County, Tallahatchie County, Tate County, Tippah County, Tishomingo County, Tunica County, Union County, Walthall County, Warren County, Washington County, Wayne County, Webster County, Wilkinson County, Winston County, Yalobusha County, Yazoo County

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EXHIBIT "E"
Form of Release

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RELEASE

This Release (this "Release") is entered into by the undersigned officers and directors of the Company (as defined herein) (the "Officers and Directors"), effective as of the _____ day of _______________, 2005 in connection with the Transaction contemplated by the terms and provisions of that certain Agreement and Plan of Merger dated August ___, 2005 (the "Merger Agreement") I-55 Internet Services, Inc., a Louisiana corporation (the "Company"), XFone, Inc., a Nevada corporation (the "Parent"), XFone USA, Inc., a Mississippi corporation (the "Subsidiary") and Hunter McAllister and Brian Acosta.

WHEREAS, execution of this Release by each of the Officers and Directors of the Company is a condition precedent to the Closing of the Merger contemplated by the Agreement and Plan of Merger and as such is a material inducement to the Parent and the Subsidiary in order for them to enter into the Merger; and

WHEREAS, the Parent and the Subsidiary would not have closed the Merger without the execution of this Release by each and everyone of the undersigned Officers and Directors; and

WHEREAS, each Officer and Director has agreed to execute this Release.

NOW, THEREFORE, as additional consideration for the Merger and the covenants, representations, agreements and undertakings contained herein and other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged and intending to be legally bound, the undersigned parties do hereby severally agree as follows:

41. Recitals. Each of the above referenced recitals is true and correct and incorporated into this Release by this reference.

42. Merger Agreement. Each of the undersigned hereby acknowledges receipt of a copy of the Merger Agreement and any amendments thereto. In the event of a conflict between the terms of this Release and the terms of the Merger Agreement, the terms and provisions of this Release shall govern. All capitalized terms which are not otherwise defined in this Release shall have the respective meaning ascribed to such terms in the Merger Agreement.

43. Release by Each Officer and Director. Each Officer and Director hereby severally releases and forever discharges the Company, and each of its respective officers, directors, partners, shareholders, members, employees and all of their successors and assigns (collectively, " Releasees") of and from any and all claims, causes or rights of action, demands and damages of every kind and nature which such Officer or Director may now have, whether known or unknown, anticipated or unanticipated and whether accrued or hereafter to accrue, against Releasees, caused by or arising out of or in any way related to the following: (i) the business, affairs, actions or omissions of the Company and/or the Officers or Directors or any other employee or independent contractor of the Company through the date of Closing under the Merger Agreement; (ii) such Officer's or Director's direct or beneficial ownership or interests in the Company, if any; (iii) such Officer's or Director's status as an Officer or Director or shareholder of the Company; (iv) any action or omission by any of the Officers or Directors of the Company, or any other employees or independent contractors of the Company through the date of Closing under the Merger Agreement; (v) any claims of such Officer or Director arising out of or relating in any manner to any prior business relationship or service of or with respect to the Company through the date of Closing under the Merger Agreement, and (vi) any and all agreements, events or occurrences by, between or among any Officer or Director and/or the Company prior to Closing or relating in any manner to this Merger, including, without limitation, any tax analysis with respect to the transactions contemplated by the Merger Agreement.

44. Compromise. Each Officer and Director agrees that this settlement is a compromise of doubtful and disputed claims through the date of Closing under the Merger Agreement, and that the agreement to pay the consideration recited herein is not to be construed as an admission of any liability whatsoever by Releasees and that Releasees expressly deny any such liability.

AppendixC-139

45. Scope of Release. Each Officer and Director agrees that the consideration for this release was paid to secure full, complete, and final discharge of Releasees from any and all claims, demands, actions, or causes of action that any of the undersigned Officers or Directors of the Company may have against the Releasees as of the date hereof with respect to matters hereby released as set forth in paragraph 3 hereof, and each of the Officers or Directors of the Company hereby agree that such claims, demands, actions, or causes of action are wholly and forever satisfied and extinguished.

46. Covenant Not to Sue. Each Officer and Director will forever refrain and desist from instituting, prosecuting, or asserting against Releasees, or any of them, any further claim, demand, action, cause of action or suit of any kind or nature, either directly or indirectly, on account of matters hereby releases as set forth in paragraph 3 hereof.

47. No Prior Assignment. Each Officer and Director specifically acknowledges, covenants, represents and warrants that there has been no assignment of any right or claim released hereby and that each Officer and Director will, severally, as with respect to actions by any such Officer and Director defend and hold harmless Releasees with respect to any matters hereby released.

48. Authority. Each Officer and Director represents and warrants that each are fully competent and authorized to execute this Release, and that upon execution this Release will be valid and binding upon each of them. Each Officer and Director represents and warrants that the undersigned constitute all of the Directors and Officers of the Company. Releasees represent and warrant that they are fully competent and authorized to execute this Release, and that upon execution this Release will be valid and binding upon each of them.

49. Acknowledgment. Each Officer and Director represents and warrants that the terms of this Release have been read, voluntarily accepted, understood by each such Officer and Director or explained to each such Officer and Director by its attorney(s), and agreed to and approved by its attorney(s). Each Officer and Director further represents and warrants that it has relied upon its own judgment, knowledge and belief as to the nature and extent of any damages which may have been suffered or sustained, or may be sustained in the future, with regard to the items released hereby under paragraph 3 hereof.

50. Entire Agreement. This Release constitutes the entire agreement between the parties with respect to the releases contemplated hereby. All prior to or contemporaneous agreements, understandings, representations, warranties and statements, oral or written are hereby superceded. Any alterations or additions shall be effective only if reduced to writing, dated and signed by the party against whom the enforcement thereof is or may be sought.

51. Waiver. No waiver of a breach of any of the terms, covenants or conditions of this Release by any party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by any party hereunder shall be implied from any omissions by either party to take any action on account of such default. If such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver.

52. Severability. If any term, provision, covenant or condition of this Release is held to be invalid, void or otherwise unenforceable to any extent by any court of competent jurisdiction, the remainder of this Release shall not be affected thereby, and each term, provision, covenant or condition of this Release shall be valid and enforceable to the fullest extent permitted by law.

53. Successors. Subject to the restriction on assignment provided herein, all terms of this Release shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

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54. Assignment. No party hereto shall assign their respective rights, obligations or interest under this Release in any manner.

55. Headings. The captions and paragraph headings used in this Release are inserted for convenience of reference only and are not intended to define, limit or affect the interpretation or construction of any term or provision hereof.

56. Counterparts. This Release may be executed in multiple copies, each of which shall be deemed an original, but all of which shall constitute one Agreement binding on all parties.

57. Facsimile Signatures. In order to expedite the Merger contemplated herein, telecopied signatures may be used in place of original signatures on this Release. All parties hereto intend to be bound by the signatures on the telecopied document, are aware that other parties will rely on the telecopied signatures, and hereby waive any and all defenses to the enforcement of the terms of this Release based on the form of signature.

58. Governing Law. This Release shall be governed, construed and enforced in accordance with the laws of the State of Louisiana.

59. Effective Date. The terms and provisions of this Release shall be effective upon Closing of the Transaction contemplated by the Merger Agreement.

IN WITNESS WHEREOF, each Officer and Director set forth below has executed this Release as of the Effective Date.

DIRECTORS:	OFFICERS:
/s/Hunter McAllister	/s/ Hunter McAllister
Hunter McAllister	Hunter McAllister, President and CEO

/s/ Brian Acosta, Chairman	/s/Brian Acosta, CTO

/s/Wayne Cooper	/s/Wayne Cooper, COO

/s/Terry Cooper	/s/Terry Cooper, Secretary

/s/Brian Harper	/s/Chad Nethercutt, CFO

/s/ Robert Miller

/s/Randy Tricou

/s/Kelly Morse

/s/Chad Soileau

AppendixC-141

EXHIBIT "F"
Restricted Area
Louisiana

Acadia Parish, Allen Parish, Ascension Parish, Assumption Parish, Avoyelles Parish, Beauregard Parish, Bienville Parish, Bossier Parish, Caddo Parish, Calcasieu Parish, Caldwell Parish, Cameron Parish, Catahoula Parish, Claiborne Parish, Concordia Parish, De Soto Parish, East Baton Rouge Parish, East Carroll Parish, East Feliciana Parish, Evangeline Parish, Franklin Parish, Grant Parish, Iberia Parish, Iberville Parish, Jackson Parish, Jefferson Parish, Jefferson Davis Parish, La Salle Parish, Lafayette Parish, Lafourche Parish, Lincoln Parish, Livingston Parish, Madison Parish, Morehouse Parish, Natchitoches Parish, Orleans Parish, Ouachita Parish, Plaquemines Parish, Pointe Coupee Parish, Rapides Parish, Red River Parish, Richland Parish, Sabine Parish, St. Bernard Parish, St. Charles Parish, St. Helena Parish, St. James Parish, St. John the Baptist Parish, St. Landry Parish, St. Martin Parish, St. Mary Parish, St. Tammany Parish, Tangipahoa Parish, Tensas Parish, Terrebonne Parish, Union Parish, Vermilion Parish, Vernon Parish, Washington Parish, Webster Parish, West Baton Rouge Parish, West Carroll Parish, West Feliciana Parish, Winn Parish

Mississippi

Adams County, Alcorn County, Amite County, Attala County, Benton County, Bolivar County, Calhoun County, Carroll County, Chickasaw County, Choctaw County, Claiborne County, Clarke County, Clay County, Coahoma County, Copiah County, Covington County, DeSoto County, Forrest County, Franklin County, George County, Greene County, Grenada County, Hancock County, Harrison County, Hinds County, Holmes County, Humphreys County, Issaquena County, Itawamba County, Jackson County, Jasper County, Jefferson County, Jefferson Davis County, Jones County, Kemper County, Lafayette County, Lamar County, Lauderdale County, Lawrence County, Leake County, Lee County, Leflore County, Lincoln County, Lowndes County, Madison County, Marion County, Marshall County, Monroe County, Montgomery County, Neshoba County, Newton County, Noxubee County, Oktibbeha County, Panola County, Pearl River County, Perry County, Pike County, Pontotoc County, Prentiss County, Quitman County, Rankin County, Scott County, Sharkey County, Simpson County, Smith County, Stone County, Sunflower County, Tallahatchie County, Tate County, Tippah County, Tishomingo County, Tunica County, Union County, Walthall County, Warren County, Washington County, Wayne County, Webster County, Wilkinson County, Winston County, Yalobusha County, Yazoo County

AppendixC-142

First Amendment to

Agreement and Plan of Merger

This First Amendment to Agreement and Plan of Merger ("First Amendment") is entered into as of October 10, 2005 by and among I-55 Internet Services, Inc. (the "Company"), XFone, Inc. (the "Parent"), XFone USA, Inc. (the "Subsidiary") and Hunter McAllister and Brian Acosta (the "Principals").

WHEREAS, the Company, Parent, Subsidiary and Principals entered into that certain Agreement and Plan of Merger dated as of August 26, 2005 (the "Merger Agreement");

WHEREAS, to induce the Company and Subsidiary not to terminate the Merger Agreement due to a material adverse effect that Hurricane Katrina has had on the assets and business of Company, the Company and Principals are willing to enter into this First Amendment to provide for the following: (i) an increase in the Escrow Fund from 20% to 50% of the Aggregate Merger Consideration and to have all the Company Stockholders contribute to establish the Escrow Fund; (ii) to provide a mechanism to allow the Company and Subsidiary to make a claim for a loss under the Escrow Fund if there is a loss of revenues from the customers of the Company in the future or for the Parent to issue additional consideration if there is an increase in revenues from the customers of the Company in the future; and (iii) to provide that the parties may enter into a Management Agreement pending closing of the Merger.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable value of consideration, the parties do hereby agree as follows (capitalized terms used herein have the same meaning as defined in the Merger Agreement, unless otherwise specified herein).

60. Amendments.

(a)	The following sentence is added to Section 1.01 as follows:

The "Management Date" shall mean a date prior to the Closing Date that the Company and the Subsidiary enter into a Management Operating Agreement; provided, however, if the Company and Subsidiary fail to enter into a Management Operating Agreement, the Management Date shall be the Closing Date.

(b)	The term "Closing Date" shall be replaced with the term "Management Date" in the following sections: 1.03(a)(i)(1); 1.03(a)(i)(2); 1.07; 4.05; and 5.02(h).

(c)	There is added a Section 4.15 as follows:
Section 4.15. Customer Billing Adjustment. Since it is impossible to currently determine the impact that Hurricane Katrina will have on the business and revenues of the Company, the parties agree as follows: (i) the Parent and Subsidiary will be entitled to claim as a Loss under Section 6.01 hereof and proceed against the Escrow Fund to recover an amount equal to any "Negative Customer Billing Adjustment Amount" (as defined herein) not to exceed the Escrow Fund or (ii) the Parent shall adjust the Aggregate Merger Consideration by an amount equal to any “Positive Customer Billing Adjustment Amount” (as defined herein) not to exceed a maximum of $1,927,083.50. The parties agree that any Positive Customer Billing Adjustment Amount shall be satisfied by the issuance of a number of Parent Common Stock and Parent Stock Warrants in a ratio of 2/3 Parent Common Stock and 1/3 Parent Stock Warrants and that the value of the Parent Common Stock shall be determined using the weighted average price as reported on the website of the American Stock Exchange for the Parent Common Stock for the ten (10) trading days immediately preceding March 1, 2006 and the Parent Stock Warrants shall be valued using the value established for such Parent Stock Warrants as of the Effective Date. Each Company Stockholder shall be entitled to receive the same proportion of the additional Purchase Price paid for the Positive Customer Billing Adjustment as each did of the original Aggregate Merger Consideration.

AppendixC-143

The "Negative Customer Billing Adjustment Amount" shall be calculated as follows: First, take the percentage obtained by dividing the February 2006 Customer Billings (as defined herein) for the Company Customer Base (as defined herein) by the July 2005 Customer Billings for the Company Customer Base, which the parties agree to be $489,531.65, and (i) if this percentage is less than 85%, subtract this percentage from 85% and multiply the result by the dollar value of the Aggregate Merger Consideration (which is $3,854,167.00) to determine the Negative Customer Billing Adjustment Amount, or (ii) if this percentage is greater than 85%, then the Customer Billing Adjustment Amount shall be zero. For example, if the February 2006 Customer Billing is $450,000, then the Negative Customer Billing Adjustment Amount is equal to zero ($0) since $450,000/489,531.65 is greater than 85%. If the February 2006 Negative Customer Billing is $400,000, then the Customer Billing Adjustment Amount is equal to $126,773.18 [.85 - (400,000/489,531.65) x 3,854,167.00].
The “Positive Customer Billing Adjustment Amount” shall be calculated as follows: First, take the percentage obtained by dividing the February 2006 Customer Billings for the Company Customer Base by the July 2005 Customer Billing, for the Company Customer Base and (i) if the percentage is more than 115%, then subtract 115% from this percentage and multiply the result by the dollar value of the Aggregate Merger Consideration (which is $3,854,167.00) to determine the Positive Customer Billing Adjustment Amount or if this percentage is less than 115%, then the Positive Customer Billing Adjustment Amount shall be zero. For example, if the February 2006 Customer Billing is $500,000, then the Positive Customer Billing Adjustment Amount is equal to zero since $500,000/$489,531.36 is less than 115%. If the February Customer Billing is $600,000, then the Positive Customer Billing Amount is equal to $291,613.98 ($600,000/$489,531.36) - 1.15 x $3,854,167.

For purposes of this Section 4.15, the following shall have the following meaning:

"Company Customer Base" - shall mean the customers of the Company as listed on Schedule 4.15 attached hereto.

"February 2006 Customer Billings" shall mean the charges as shown on the February 2006 Billing Report of the Subsidiary for each of the customers in the Company Customer Base who do not have any receivables which are more than 90 days old from the invoice date plus 2.78% of the sum of the following amounts (each of which amounts shall be determined as of the first anniversary date of the Effective Date): (i) the amount of insurance payments received as a result of claims related to Hurricane Katrina in excess of the amount expended to replace the property damaged by Hurricane Katrina and (ii) government cash grants (not loans) received as a result of Hurricane Katrina.

The Parent's independent public accountants shall calculate the Negative and/or Positive Customer Billing Adjustment Amount by no later than 30 days from the first anniversary date of the Effective Date.

If there is a Negative Customer Billing Adjustment Amount, the Parent and Subsidiary shall be entitled to present a claim for the Negative Customer Billing Adjustment Amount to the Escrow Agent.

If there is a Positive Customer Billing Adjustment Amount, the Parent shall issue the Parent Common Stock and Parent Stock Parents due each Company Shareholder within thirty (30) days of the date of determination by the Parent’s independent public accountants.
AppendixC-144

(d)	Section 5.01 (a) is amended to delete in (iii) thereof the word “shareholders” and replace it with the words “board of directors”.

(e)	Section 5.01 (e) is amended to read as follows:

(e) MCG Debt and Warrants. MCG shall have agreed to accept Parent Common Stock in full payment for the MCG Debt on terms acceptable to the Parent and all obligations owed by the Company to MCG under the MCG Credit Facility shall have been extinguished, including, but not limited to, the MCG Warrants.

(f)	Section 5.02 (i) is amended to add the following sentence thereto:

            MCG shall have entered into an agreement in form satisfactory to the Parent and Subsidiary agreeing to accept Parent Common Stock in payment in full of the
                                            MCG Debt and agreeing as a Company Stockholder to be bound by the provisions of this Merger Agreement.

(g)	Section 5.02(p) is amended to read as follows:

"(p) AMEX Approval. Approval by the American Stock Exchange of the issuance of the Parent Stock and Warrants to be issued in connection with this transaction.”

(h)	Section 5.02 is amended to add thereto a subparagraph (r) as follows:

“(r) Each Company Stockholder shall have executed an Acknowledgment in form satisfactory to the Parent agreeing to be bound by the terms of this Merger Agreement, including Article VI of the Merger Agreement and to the appointment of the Principals as the Shareholder Representative to act on such Company Stockholder’s behalf as provided in Article VI of this Merger Agreement.

(i)	Article VI is amended in its entirety to read as follows:

AppendixC-145

ARTICLE VI
SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION;
POST-CLOSING COVENANTS
6.01 Survival of Representations, Warranties and Covenants.

(a) The representations and warranties of the Company and each of the Principals contained in this Agreement, or in any certificate or other instrument delivered pursuant to this Agreement, shall remain in effect until, and will expire upon the second year following the Closing Date (the "Termination Date"), except for the representations and warranties set forth in Section 2.10 (Tax Matters) which shall survive the Termination Date until the expiration of the applicable statute of limitations. The representations and warranties of the Parent and the Subsidiary contained in this Agreement, or in any certificate or other instrument delivered pursuant to this Agreement will expire upon the Termination Date, provided that the maximum liability of the Parent and Subsidiary for any breach of a representation or warranty shall be twenty percent of the Aggregate Merger Consideration, and any liability shall be satisfied by the issuance of a number of shares of Parent Common Stock and Parent Stock Warrants in a ratio of 2/3 Parent Common Stock and 1/3 Parent Stock Warrants with a value equal to the amount of such liability as established at the time of payment using the same formula as in the definition of such terms as provided in Section 1.03 hereof. Notwithstanding the foregoing:

(i) the Termination Date or limitation or indemnification as set forth in 6.2(e) shall not apply to claims based upon intentional fraud; and

(ii) the representation, warranty, covenant or obligation that is the subject matter of a timely submitted Claim Notice (as defined in Section 6.01(c)) shall not so expire with respect to such Claim Notice or any subsequent Claim Notice that is reasonably related to the subject matter of such Claim Notice, but rather shall remain in full force and effect until such time as each and every claim that is based upon, or that reasonably relates to, any breach or alleged breach of such representation, warranty, covenant or obligation and that is reasonably related to the subject matter of such Claim Notice or any such subsequent Claim Notice has been fully and finally resolved, either by means of a written settlement agreement executed by the Principals, as Shareholder Representative for the Company Stockholders and the Parent and Subsidiary or by means of a final, non-appealable judgment issued by a court of competent jurisdiction.

(b) No disclosure in any Schedule referred to in Article II will be deemed adequate to disclose an exception to a representation or warranty made in this Agreement unless the applicable disclosure schedule identifies the exception. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item will not be deemed adequate to disclose an exception to a representation or warranty made in this Agreement (unless the representation or warranty regards the existence of the document or other item itself).

(c) For purposes of this Agreement, a "Claim Notice" relating to a particular representation, warranty, covenant or obligation shall be deemed to have been given if the Parent or Subsidiary, acting in good faith, delivers within the time periods provided in Section 6.01(a) to the Principals, as Shareholder Representative for the Company Stockholders and the Escrow Agent a written notice stating that such Indemnified Party believes that there is or has been a possible breach of such representation, warranty, covenant or obligation and containing (i) a brief description of the circumstances supporting such Indemnified Party's belief that there is or has been such a possible breach; and (ii) a non-binding, preliminary estimate of the aggregate dollar amount of the actual and potential damages that have arisen and may arise as a direct or indirect result of such possible breach. For purposes of this Agreement, "Parent Indemnified Parties" shall mean the following persons and entities: (a) Parent; (b) Parent's current and future affiliates and Subsidiary; (c) the respective officers, directors, employees and agents of the persons and entities referred to in clauses "(a)" and "(b)" above; and (d) the respective successors and assigns of the persons and entities referred to in clauses "(a)" and "(b)" above; provided, however, that none of Hunter McAllister or Brian Acosta or any of the Company Stockholders shall be deemed to be a Parent Indemnified Party.

AppendixC-146

6.02 Indemnification by the Company Stockholders; Escrow Fund.

(a) The Company Stockholders, jointly and severally, agree that, subject to the limits of Sections 6.01 and 6.02(b)-(e), from and after the Effective Date, the Company Stockholders shall indemnify and hold the Parent Indemnified Parties harmless against all claims, losses, liabilities, damages, lawsuits, administrative proceedings, investigations, audits, demands, assessments, adjustments, judgments, settlement payments, penalties, fines, interest, deficiencies, costs and expenses, including reasonable attorneys' fees and expenses of investigation and defense (individually a "Loss" and collectively "Losses") incurred by the Parent Indemnified Parties directly or indirectly as a result of:

(i) any inaccuracy or breach of a representation or warranty of the Company or any Principal contained in: (A) this Agreement both as of the date of this Agreement and as of the Effective Time as if made on and as of the Effective Time; (B) any of the agreements executed in connection with this Agreement; or (C) or in any certificate, instrument or other document delivered by the Company or any Principal pursuant to the terms of this Agreement; or

(ii) any failure by the Company or any of the Principals to perform or comply with any covenant contained in this Agreement or in any of the agreements executed in connection with this Agreement; or

(iii) any Negative Customer Billing Adjustment Amount as determined in accordance with Section 4.13 hereof.

(b) (i) As security for the indemnity provided to the Parent Indemnified Parties in this Article VI and by virtue of this Agreement and the Articles of Merger, the Company Stockholders agree that an amount of the Parent Company Stock and Parent Stock Warrants to which they are entitled at the Effective Date of the Merger equal to fifty percent (50%) of the Aggregate Merger Consideration (the "Escrow Shares") shall be deposited with the Escrow Agent and held in the name of the Escrow Agent pursuant to the Escrow Agreement and each of the Company Stockholders direct the Parent to deposit the Escrow Shares (plus any additional shares as may be issued in respect of any stock split, stock dividend or recapitalization effected by Parent after the Effective Time with respect to the Escrow Shares) with the Escrow Agent, without any act of the Company Stockholders, such deposit to constitute an escrow fund (the "Escrow Fund"). Each Company Stockholder shall be required to contribute the Company Stockholder's Pro Rata Portion (as defined herein) of the Escrow Shares with the escrow to be funded in the same proportions of Parent Company Stock to Parent Stock Warrant that each Company Stockholder received in connection with the Merger. It is understood and agreed that the portion of the Aggregate Merger Consideration deposited into the Escrow Fund by each of the Company Stockholders shall be issued and outstanding on the books of Parent, and the Company Stockholders shall be the owners thereof, but registered in the Escrow Agent's name until the Escrow Agreement is terminated.

Any cash dividends paid on Parent Common Stock in the Escrow Fund shall be deposited with the Escrow Agent and become part of the Escrow Fund. Each Company Stockholder shall have voting rights with respect to the shares of Parent Common Stock contributed to the Escrow Fund on behalf of such Company Stockholder (and on any voting securities added to the Escrow Fund in respect of such shares of Parent Common Stock) so long as such shares of Parent Common Stock or other voting securities are held in the Escrow Fund. The Escrow Fund shall be in existence immediately following the Effective Time and shall terminate at 5:00 p.m., Central Time, on the second year from the Effective Date, unless sooner terminated due to the distribution of the Escrow Fund at an earlier date or unless the termination date is extended due to pending Claims Notice(s) for indemnification in accordance with this Section 6.03. For purposes of satisfying the indemnification obligations of this Section 6.02, the shares of Parent Common Stock and Parent Stock Warrants in the Escrow Fund shall be valued as of (i) the date that the Parent Indemnified Party sends notice to release a portion of the Escrow Fund in satisfaction of a Loss as determined in accordance with this Article VI or (ii) the date that the Principals as Shareholder Representative for the Company Stockholders request a release of a portion of the Escrow Fund in accordance with Section 6.02(b); provided if there is a counter-notice to the requested release from the Escrow given disputing the requested release from the Escrow, then the date for valuation shall be suspended until such time as the Escrow Agent is requested to make payment upon a joint instruction of the Parent Indemnified Party and the Principals, as Shareholder Representative for the Company Stockholders or the date of a final non-appealable order of a court of competent jurisdiction is entered as to the disputed release. The Parent Common Stock shall be valued at the closing trading price for the ten trading days immediately preceding the valuation date and the Parent Stock Warrants shall be valued at the price at which they were valued and issued on the Effective Date in connection with the Merger. The Escrow Agent shall satisfy any indemnification obligations first with the Parent Common Stock and then with the Parent Stock Warrants. The Escrow Fund shall be governed by the terms of this Agreement and the Escrow Agreement. The Parent Indemnified Parties' right to recover any property held pursuant to the Escrow Agreement shall be in addition to and not in limitation of any other rights or remedies of the Parent Indemnified Parties at law or in equity.

AppendixC-147

"Company Stockholder's Pro Rata Portion" shall mean, with respect to each Company Stockholder, an amount equal to the quotient obtained by dividing (x) the number of shares of the Parent Common Stock which the Company Stockholder is entitled to receive in connection with the Merger by (y) the total number of shares of the Parent Common Stock that all Company Stockholders are entitled to receive in connection with the Merger.

(ii) The percentage set forth below of each Company Stockholder's Pro Rata Share of the Escrow Fund shall be released upon the happening of the following events provided that at the date of the required release that there remains sufficient Escrow Funds to cover the maximum amount of any pending Claims Notice(s) as provided in this Article VI: (1) one-half (1/2) shall be released within 60 days after the end of the first full 14 month period following the Effective Date; and (2) one-half (1/2) shall be released within 60 days after the end of the first full twenty-four month period following the Effective Date. If there are any Pending Claims outstanding at the second anniversary of the Effective Date, the Escrow Agreement shall continue until final resolution of any such Pending Claims in accordance with this Article VI.

(iii) The Parent Indemnified Party agrees that each Company Stockholder shall only be responsible for such Company Stockholder's Pro Rata Portion of such Loss and each Company Stockholder's Escrowed Shares in an amount equal to the Company Stockholder's Pro Rata Share of such Loss shall be subject to release to the Parent Indemnified Party to satisfy such Company Stockholder's Pro Rata Share of the Loss.

(c) For purposes of quantifying the amount owing to any Parent Indemnified Party under this Section 6.02 resulting from a Loss or Losses caused by a breach of any representation or warranty given in Article II hereof, the term material adverse effect or other materiality qualification or any similar qualification contained or incorporated directly or indirectly in such representation or warranty shall be disregarded.

(d) For purposes of this Agreement and without limitation, a breach of the representations and warranties included in Sections 2.01, 2.02 and 2.03 hereof will be deemed a "willful misrepresentation."

(e)  Limitation on Indemnification. Notwithstanding any provision of this Agreement to the contrary, after the Effective Time, no Parent Indemnified Party shall be entitled to indemnification until such Parent Indemnified Parties suffer Losses in excess of $60,000 in the aggregate (the "Basket Amount"), in which case the Parent Indemnified Parties shall be entitled to recover all Losses including the Basket Amount; provided, however, any amounts required to be paid resulting from any failure by the Company or any of the Principals to perform or comply with any covenant contained in this Agreement or any Related Agreement and any claim for any Negative Customer Billing Adjustment Amount shall not be subject to such Basket Amount; and provided further, however, that any amounts required to be paid by the Parent or the Surviving Corporation as a result of the Company's breach of, or any inaccuracy contained in, Section 2.21 herein shall not be subject to such Basket Amount. The total liability of each Company Stockholder shall be limited to his/her Escrow Shares then remaining in the escrow and no Company Stockholder shall have any personal liability beyond his Escrow Shares; provided that each of the Principals shall have personal liability if the claim is based upon intentional fraud by such Principal.

AppendixC-148

6.03 Indemnification Procedures. All claims for indemnification under Section 6.02 shall be asserted and resolved as follows:

(a) Third-Party Claims. In the event any Parent Indemnified Party becomes aware of a third-party claim that such Parent Indemnified Party believes may result in a demand under Section 6.02, such Parent Indemnified Party shall notify the Principals, as Shareholder Representative of the Company Stockholders of such claim who agree to notify the other the Company Stockholders, and the Company Stockholders shall be entitled, at their expense, to participate in, but not to determine or conduct, the defense of such claim. The Parent Indemnified Party shall have the right in its sole discretion to conduct the defense of and settle any such claim; provided, however, that except with the written consent of the Principals, as Shareholder Representative of the Company Stockholders, no settlement of any such claim with third-party claimants shall alone be determinative of the amount of Losses relating to such matter. In the event that the Principals have consented to any such settlement, then the Company Stockholders shall not have the power or authority to object to the amount of any claim by any Parent Indemnified Party with respect to such settlement.

(b) Non-Third Party Claims. In the event a Parent Indemnified Party has a claim hereunder that does not involve a claim being asserted against or sought to be collected by a third party, the Parent Indemnified Party shall with reasonable promptness send a Claim Notice with respect to such claim to the Principals, as Shareholder Representative of the Company Stockholders and the Escrow Agent (if applicable). If both the Principals, as Shareholder Representative for the Company Stockholders do not notify the Parent Indemnified Party within ten (10) calendar days from the date of receipt of such Claim Notice that the indemnifying party disputes such claim, the amount of such claim shall be conclusively deemed a liability of the indemnifying party hereunder. In case the Principals, as Shareholder Representative for the Company Stockholders shall object in writing to any claim made in accordance with this Section 6.03(b), the Parent Indemnified Party shall have fifteen (15) calendar days to respond in a written statement to the objection of the Principals, as Shareholder Representative of the Company Stockholders. If after such fifteen (15) calendar day period there remains a dispute as to any claim, the parties shall attempt in good faith for sixty (60) calendar days to agree upon the rights of the respective parties with respect to each of such claims. If the Parent Indemnified Parties and the Principals, as Shareholder Representative of the Company Stockholders should so agree, a memorandum setting forth such agreement shall be prepared and signed by the Parent Indemnified Parties and the Principals, as Shareholder Representative of the Company Stockholders, which agreement shall be binding on all of the Company Stockholders and the Company Stockholders agree that the Principals shall have the power to act for all of them as their respective Shareholder Representative. If the parties do not so agree, and a claim has been made against the Escrow Fund, the Escrow Agent shall refrain from disbursing any portion of the Escrow Fund until resolution of such dispute in the form of (i) a final written decision of an arbitrator or (ii) a final non-appealable order of a court of competent jurisdiction.

(c) The Parent Indemnified Party's failure to give reasonably prompt notice to the Principals, as Shareholder Representative of any actual, threatened or possible claim or demand which may give rise to a right of indemnification hereunder shall not relieve any indemnifying party of any liability which the indemnifying party may have to the Parent Indemnified Party unless the failure to give such notice materially and adversely prejudiced the indemnifying party.

(d) Each Company Stockholder hereby appoints the Principals as Shareholder Representative to act on its behalf as provided in this Article VI and the act of the Principals taken under this Article VI and the Escrow Agreement shall be binding on the Company Stockholders and the Parent Indemnified Parties shall have the right to rely on the acts of the Principals as those of the Company Stockholders for purposes of this Article VI and the Escrow Agreement. The Company Stockholders agree that the Principals shall have the right to act on behalf of all Company Stockholders provided that Company Stockholders who held a majority in interest of the Company Common Stock as of the Effective Date approve such action.
AppendixC-149

6.04 No Contribution. Each Company Stockholder waives, and acknowledges and agrees that it shall not have and shall not exercise or assert (or attempt to exercise or assert), any right of contribution, right of indemnity or other right or remedy against the Subsidiary in connection with any indemnification or other rights any Indemnified Party may have under or in connection with this Agreement.

6.05 Benefit Plans. Each former Company employee who is offered and accepts employment with Subsidiary shall be entitled to credit for time served with the Company for any purpose relating to the Subsidiary’s or Parent’s plans, including the amount of any benefits, whether such benefits are available, and the vesting of any benefits. Nothing in this Section 6.05 obligates Subsidiary to offer employment to any Company employee.

61. Parent Waiver. Upon receipt of this First Amendment as executed by the Company and Principals, Parent agrees that Hurricane Katrina and/or its effects have not caused and will not cause a material adverse affect on the Company for the purpose of the condition to closing set forth in Section 5.02(c) of this Agreement. Further, in consideration for this First Amendment, Parent hereby waives and releases any claim it might otherwise have had that Hurricane Katrina and/or its effects have resulted or will result as of the Effective Time in the breach by the Company or the Principals of the following representations, warranties or covenants in the Merger Agreement: (i) the representation that there will have been no event having a material adverse impact on the Company as set forth in Section 2.09(t); (ii) the representation in Section 2.17 that all accounts receivable will be collected within 90 days after such accounts arose, and (iii) the representations with respect to the discontinuance of customer contracts due to customer financial difficulties; provided, however, the foregoing waiver shall not prevent the Parent from seeking recovery for a breach of the foregoing representations if such were false or incorrect as of the date the Agreement was executed or to the extent the representation relates to a specific time prior to the date of Hurricane Katrina. Conversely, Company retains the right to contend that Hurricane Katrina had other effects not anticipated at this time and that such effects, including any breaches of warranties or representations, are waived and released by this Amendment. Should Parent or Subsidiary contend that a breach of the representations specifically enumerated above predated Hurricane Katrina or if Company contends that a breach of a representation or warranty other than those specifically enumerated above was caused by Hurricane Katrina, then, if the other party disputes such contention, then the dispute shall be mediated, and if mediation does not resolved that dispute, then the dispute shall be resolved via binding arbitration before a single arbitrator pursuant to the Commercial Rules of the American Arbitration Association.

62. Ratification. The Merger Agreement as amended hereby is ratified and affirmed, and except as expressly amended hereby, all other terms and provisions of the Merger Agreement remain unchanged and continue in full force and effect.

63. Execution. This First Amendment may be executed simultaneously in multiple counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to accept facsimile signatures as an original signature.

Executed as of the day and year first above written.

XFONE, INC.	I-55 INTERNET SERVICES, INC.

By: /s/ Guy Nissenson Guy Nissenson, President and CEO	By: /s/ Hunter McAllister Hunter McAllister, President/CEO

XFONE USA, INC.	PRINCIPALS:

By: /s/ Wade Spooner	By: Hunter McAllister
Wade Spooner, President	Hunter McAllister By: Brian Acosta Brian Acosta

AppendixC-150

B. I-55 Telecommunications, LLC

Incorporated on December 13, 2001, in the State of Louisiana. New Orleans based I-55 Telecommunications, is a licensed facility based CLEC in Louisiana and Mississippi with a next generation class 5 switching solution. I-55 Telecommunications offers a complete package of local and long distance services to residential and business customers across both states.
I-55 Telecommunications, LLC began operations in 2003, and has rapidly grown from first year sales under $400,000 to over $1,000,000 in 2004. For 2005, the Company’s management estimates that I-55 Telecommunications will double its sales totals from 2004. The company believes that the rapid growth can be attributed to several factors including word of mouth, sales generated by the I-55 Telecommunications Agent Program and cross-selling services from I-55 Internet. The Agent Program is a commissioned-based program targeted to local industry related service companies. Careful selection and a limited number of agents per market area prevent potential internal competition and confusion while giving agents exclusivity.

With continued cross selling to I-55 Internet Customers, I-55 Telecommunications expects to continue its tremendous revenue growth and increase in market share throughout the gulf coastal region. Regulations affecting the telecommunications industry begin in March in 2006; conversions of all circuits affected will be complete by year-end 2005. The competition in rural markets is rapidly declining due to the removal of UNE-P, leaving what the Company believe is a unique opportunity for I-55 Telecommunications to gain market share.

A - MANAGEMENT DISCUSSION & ANALYSIS

INTRODUCTION

Management’s discussion and analysis of results of operations and financial condition (“MD&A”) is provided as a supplement to the accompanying financial statements and footnotes to help provide an understanding of our financial condition, changes in financial condition and results of operations.

•
CAUTION CONCERNING FORWARD-LOOKING STATEMENTS AND RISK FACTORS. This section discusses how certain forward-looking statements made by us throughout the MD&A and in the financial statements are based on our present expectations about future events and are inherently susceptible to uncertainty and changes in circumstances.

•
OVERVIEW. This section provides a general description of our business, as well as recent developments that we believe are important in understanding the results of operations and to anticipate future trends in those operations.

•
RESULTS OF OPERATIONS. This section provides an analysis of our results of operations for the nine months ended September 30, 2005, compared to the results of the nine months ended September 30, 2004, and an analysis of the balance sheet for the nine months ended September 30, 2005, compared to the results of the year end December 31, 2004. A brief description is provided of transactions and events, including related party transactions that impact the comparability of the results being analyzed.

•
LIQUIDITY AND CAPITAL RESOURCES. This section provides an analysis of our financial condition and cash flows as of and for the nine months ended September 30, 2005, as compared to the nine months ended September 30, 2004.

•	IMPACT OF INFLATION AND CURRENCY FLUCTUATIONS. This section provides an analysis of the currencies impact on our revenues, expenses, assets and liabilities.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS AND RISK FACTORS

The following discussion should be read in conjunction with our financial statements and the notes thereto and the other financial information appearing elsewhere in this document. In addition to historical information, the following discussion and other parts of this document contain certain forward-looking information. When used in this discussion, the words “believes,”“anticipates,”“expects,” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected due to a number of factors beyond our control. The terms “Company”, “we”, “our”, or “us” that are used in this discussion refer to I-55 Telecommunications. We do not undertake to publicly update or revise any of the forward-looking statements even if experience or future changes show that the indicated results or events will not be realized. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. You are also urged to carefully review and consider our discussions regarding the various factors, which affect our business, included in this section and elsewhere in this report.

I-55 Telecommunications MD&A
AppendixC-151

Factors that might cause actual results, performance or achievements to differ materially from those projected or implied in such forward-looking statements include, among other things: (i) the impact of competitive products; (ii) changes in law and regulations; (iii) limitations on future financing; (iv) increases in the cost of borrowings and unavailability of debt or equity capital; (v) our inability to gain and/or hold market share; (vi) managing and maintaining growth; (vii) customer demands; (viii) market and industry conditions, (ix) the success of product development and new product introductions into the marketplace; (x) the departure of key members of management; as well as other risks and uncertainties that are described from time to time in our filings with the Securities and Exchange Commission.

OVERVIEW

I-55 Telecommunications provides voice, data and related services throughout the Louisiana and Mississippi area to both individuals and businesses. I-55 is a licensed facility based CLEC in Louisiana and Mississippi with a next generation class 5 switching solution. I-55 offers a complete package of local and long distance services to residential and business customers across both states. With continued cross selling to i-55 Internet Customers as well as projected expansion into 4 new rural wire centers per year, i-55 Telecommunications expects to continue its tremendous revenue growth and increase in market share. Regulations affecting the telecommunications industry begin in March in 2006, conversions of all circuits affected will be complete by year end 2005. The competition in rural markets is rapidly declining due to the removal of UNE-P, leaving a unique opportunity for i-55 to gain market share.

RESULTS OF OPERATIONS

As of September 30, 2005 approximately 95% of the majority of revenues was derived from our customers located in the Southeast Louisiana region. Our revenues are dependent upon the following factors:

•	A continuing demand for our services from customers desiring a local Provider

•	Individual economic conditions in our markets post-Katrina.

•	Our ability to market our services and continually develop technological advances that allow us to offer a high-quality product at a competitive price.

I-55 Telecommunications MD&A
AppendixC-152

We have three major types of customers:

•	Residential — These customers are in the category of dial-up or DSL primarily practicing personal use.

•
Commercial — These are primarily small to medium sized business that utilize anywhere from six to several dozen lines, a high bandwidth T-1 line. Many businesses also choose to collocate their services in our facility in order to umbrella all services under I-55.

•	Governmental agencies — Includes the local school system consisting of 36 schools that we provide voice and long distance services for.

Financial Information — Percentage of Revenues

Year ended December 31
2004
Revenues	100.00
Cost of service	-72.54%
Gross Profit	27.46%
Operating Expenses:
Selling and Marketing	-1.81%
General and Administrative	-19.92%
Depreciation	-16.63%
Total Operating Expenses	-38.36%
Other income	0.04%
Finance expense	-4.30%
Net Loss	-15.16%

I-55 Telecommunications MD&A
AppendixC-153

Year ended December 31, 2004

Consolidated Statement of Operations

Revenues.  Revenues for the year ended December 31, 2004 were $1,567,860. These revenues are mainly from communication services.

Because both have similar economic characteristics, such as prices that we charge and the nature of the services, we have combined residential and commercial customers as one segment.

Cost of Revenues. Cost of revenues consists primarily of traffic time purchased from telephone companies and other related charges such as circuit costs, Collocation facilities, fiber usage, and long distance costs. Cost of revenues was $1,137,380 for the year ended December 31, 2004.

During the nine months and quarter ended September 30, 2005, our revenues were derived from the following:

	For the 3 months	For the 3 months	For the 9 months	For the 9 months
	Period Ended	Period Ended	Period Ended	Period Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004

	Unaudited	Audited	Unaudited	Unaudited
Telecommunications Services, net	98%	98%	98%	97%
Other revenues	2%	2%	2%	3%

	100%	100%	100%	100%

Our future business plans for the year 2006 include the attempt to grow in each market where we operate by promoting additional services and creating new marketing initiatives. We shall purchase and develop new equipment and technology and attempt to negotiate lower rates with carriers. We have initiated the use of sales agents to seek out and initiate contracts with businesses in the New Orleans area whose present telecommunications providers are abandoning the area following Hurricane Katrina. We see a market opening in businesses re-opening without the limitations of a long-term contract restriction from a previous carrier.

I-55 Telecommunications MD&A
AppendixC-154

Financial Information - Percentage of Revenues:

	Three months Ended		Nine months Ended
	September 30,		September 30,

	2005	2004	2005	2004
	Unaudited	Unaudited	Unaudited	Unaudited
Revenues	100%	100%	100%	100%
Cost of revenues	-57%	-81%	-61%	-94%

Gross profit	43%	19%	39%	6%

Operating expenses:
General and administrative	-42%	-49%	-33%	-65%
Selling & Marketing	-2%	-3%	-2%	-3%

Total operating expenses	-44%	-52%	-35%	-68%

Operating profit (loss)	1-%	-33%	4%	-62%
Finance Expense	-3%	-6%	-4%	-8%
Other expense	-1%

Net loss	-6%	-39%	0%	-70%

I-55 Telecommunications MD&A
AppendixC-155

Comparison of the nine months ended September 30, 2005 and September 30, 2004

Revenues. Revenues for the nine months ended September 30, 2005, increased 126% to $1,825,533 from $808,267 for the nine months ended September 30, 2004. The increase in revenues is primarily due to establishing sales agent relationships and increasing the volume of phone line sales to existing clients with multiple locations.

The breakdown of our revenues for the nine months ended September 30, 2005, is reflected in the table below:

Amounts in US Dollars (“USD” or “$”)

	For the 3 months	For the 3 months	For the 9 months	For the 9 months
	Period Ended	Period Ended	Period Ended	Period Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
	Unaudited	Unaudited	Unaudited	Unaudited
Revenues:
Telecommunications Fees	$651,269	$380,010	$1,803,564	$780,431
Other revenues	$8,048	4,400	21,968	$27,836
Total	$659,317	$384,410	$1,825,532	$808,267

Cost of Revenues. Cost of revenues consists primarily of traffic time purchased from telephone companies and other related charges such as circuit costs, Collocation facilities, fiber usage, and long distance costs.

Cost of revenues increased 46% to $1,115,781 for the nine months ended September 30, 2005, from $761,974 for the nine months ended September 30, 2004, representing 57% and 81% of the total revenues for the nine months ended September 0, 2005, and September 30, 2004, respectively. This decrease in the percentage of revenues is due to an increase in the volume of commercial customers using the same circuit facilities. There is a reduction of cost per subscriber as the client count increases in each region that is served.

I-55 Telecommunications MD&A
AppendixC-156

Cost of revenues breakdown:

Amounts in US Dollars (“USD” or “$”)

	Three months Ended		Nine months Ended
	September 30,		September 30,
	2005	2004	2005	2004
	Unaudited	Unaudited	Unaudited	Unaudited
Telecommunications Fees cost	375,052	307,677	1,105,192	756,414
Other revenues cost	3,701	2,255	10,589	5,560
Total Cost of Revenues	378,753	309,932	1,115,781	761,973

Cost of revenues as percentage of related revenues:
	Three months Ended		Nine months Ended
	September 30,		September 30,
	2005	2004	2005	2004
	Unaudited	Unaudited	Unaudited	Unaudited
Internet access fees cost	93.7%	94.9%	94.5%	94.8%
Other revenues cost	6.3%	5.1%	5.5%	5.2%

Marketing and Selling Expenses . Marketing and selling expenses were $28,316 for the year ended December 31, 2004. Marketing and selling expenses increased 68% to $36,585 for the nine months ended September 30, 2005, from $21,731 for the nine months ended September 30, 2004, respectively. Marketing and selling expenses as a percentage of revenues were 2 % and 3% for the nine months ended September 30, 2005, and the nine months ended September 30, 2004, respectively.

General and Administrative Expenses. General and administrative expenses were $312,396 for the year ended December 31, 2004. General and administrative expenses increased to $611,369 for the nine months ended September 30, 2005, from $521,967 for the nine months ended September 30, 2004. As a percentage of revenues, general and administrative increased to 42% for the nine months ended September 30, 2005, compared to 33% for the nine months ended September 30, 2004. The increase in our general and administrative expenses is attributable primarily to expenses related to increasing volume of billing operations, and (b) legal expenses related to our Interconnection agreement

Depreciation. Depreciation expenses were $260,687 for the year ended December 31, 2004.

Financing Expenses. Financing expenses, net, were $76,626 for the year ended December 31, 2004. Financing expenses, net, decreased to $65,395 for the nine months ended September 30, 2005, compared to financing expense of $67,792 for the nine months ended September 30, 2004.

Other income. other income amounted to $619 for the year ended December 31, 2004. Other income amounted to $6,950 for the nine months ended September 30, 2005.

I-55 Telecommunications MD&A
AppendixC-157

Net Loss. Net loss was $237,699 for the year ended December 31, 2004. Net loss for the nine months ended September 30, 2005, was $37,050 as compared to a net loss of $565,196 for the same period of the year 2004. The decrease in net loss is attributable primarily to a significant increase in revenues and a reduction in one time setup costs incurred during 2004.

Comparison of the balance sheet as of September 30, 2005 and December 31, 2004

Current Assets. Current assets amounted to $327,358 as of September 30, 2005 as compared to $241,940 as of December 31, 2004. This increase is attributed to the rise in customer base, and thus a rise in accounts receivables.

Fixed assets. Fixed assets after accumulated depreciation decreased to $71,990 as of September 30, 2005 as compared with $288,233 as of December 31, 2004. This is primarily due to the accelerated depreciation of our switching equipment.

Current Liabilities. As of September 30, 2005, current liabilities increased to $582,648 as compared with $515,493 as of December 31, 2004.

The increase in our current liabilities results mainly from an increase in our accounts payable levels as well as recognizing the note payable to Taqua for switching equipment as Current.

Liquidity and Capital resources.

Cash as of September 30, 2005 amounted to $96,317 as compared with $36,396 for September 30, 2004 an increase of $59,921.

As of September 30, 2005 we used $48,934 for the purchase of capital equipment and other assets. Our capital investments are primarily for the purchase of equipment for services that we provide or intend to provide.

We shall continue to finance our operations and fund the current commitments for capital expenditures mainly from the cash provided from operating activities.

Impact of Inflation and Currency Fluctuations.

As of December 31, 2004 our main functional currency remains the US Dollar. Following the acquisition of our US subsidiary we shall have a bigger part of our business in US Dollars.

All of our revenues, assets and liabilities are all in US Dollars.

Inflation in the United States, where we operate would affect our operational results if we shall not be able to match our Revenues with growing expenses caused by inflation.

If rate of inflation will cause a raise in salaries or other expenses and the market conditions will not allow us to raise prices proportionally, it will have a negative effect on the value of our assets and on our potential profitability.

I-55 Telecommunications MD&A
AppendixC-158

B - I-55 TELECOMMUNICATIONS LLC., FINANCIALS STATEMENTS SEPTEMBER 2005

I-55 Telecommunications, LLC

FINANCIAL STATEMENTS

September 30, 2005
Unaudited

I-55 Telecommunications, LLC
Balance Sheet
As of September 30, 2005

ASSETS
Current assets
Cash and cash equivalents	$96,317
Accounts receivable, net	231,041

Total current assets	327,358

Property and equipment
Equipment	799,357
Office Furniture	18,873

Total property and equipment	818,230

Less accumulated depreciation and amortization	(746,240)

Property and equipment, net	71,990

Other assets	20,901

Total assets	$420,249

LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
Current portion of notes payable	400,500
Accounts payable	173,492
Accrued liabilities	8,656

Total current liabilities	582,648

Notes payable	816,904

Total liabilities	1,399,552

Stockholders' equity (deficit)
Retained earnings (deficit)	-968,755
Net Income	-10,548
Total stockholders' equity (deficit)	-979,303

Total liabilities and stockholders' equity (deficit)	$420,249

I-55 Financials for 9.30.2005
AppendixC-159

I-55 Telecommunications, LLC

	Statement of Operations for the
	3 Months Ended	9 Months Ended	3 Months Ended	9 Months Ended
	30-Sep-05	30-Sep-05	30-Sep-04	30-Sep-04
Revenue	$659,318	$1,825,533	$384,410	$808,267

Cost of Revenue	378,753	1,115,781	309,932	761,974

Gross Profit	280,565	709,752	74,478	46,293

General & Administrative	274,354	611,369	187,485	521,967

Selling & Marketing	15,597	36,585	11,257	21,731

Total Operating Expense	289,951	647,954	198,742	543,698

Income from Continuing Operations	-$9,385	61,798	-$124,264	-$497,405

Finance Expense	20,714	65,395	21,969	67,792

Other Expenses	6,950	6,950	-	-

Net Income From Continuing Operations	-$37,051	-$10,547	-$146,233	-$565,197

I-55 Financials for 9.30.2005
AppendixC-160

I-55 Telecommunications, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -	Organization and Nature of Business

	A.	I-55 Telecommunications was built to provide telephone and data services to consumers desiring a local telephone provider.

Operating as a fully licensed, facilities based CLEC, I-55 Telecommunications currently provides service to commercial clients in second and third-tier markets in Louisiana and Mississippi where there are fewer competitors than in larger metropolitan areas, as well as concentrating on corporate clients in the Central Business District in New Orleans, where the headquarters are located. The Company, with a next generation class 5 switching solution, offers state-of-the-art telecommunications products - voice, data and Internet - all from a single source. Its infrastructure is based on the latest developments in network operatins, engineered to provide businesses with cutting edge products and customer service.

B.
The financial statements of the company have been prepared in U.S. dollar ("$") since this is the currency of the prime economic environment, the U.S., in which the majority of the operations of the Company are conducted.

I-55 Financials for 9.30.2005
AppendixC-161

I-55 Telecommunications, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 2 -	Significant Accounting Policies

The financial statements are prepared in accordance with generally accepted accounting principles in the United States. The significant accounting policies followed in the preparation of the financial statements, applied on a consistent basis, are as follows:

A.
Principles of Consolidation and Basis of Financial Statement Presentation -

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of the Company and its wholly-owned subsidiaries. All significant inter-company balances and transactions have been eliminated in consolidation.

A minority interest in the loss of a subsidiary will be recorded according to the respective equity interest  of the minority and up to it's exposure and/or legal obligation to cover the subsidiary losses in case of equity reduced  to zero or below.

	B.	Accounts Receivable
Accounts receivable are recorded at net realizable value consisting of the carrying amount less the allowance for uncollectible accounts.

The Company uses the allowance method to account for uncollectible accounts receivable balances. Under the allowance method,  estimate of uncollectible customer balances is made using factors such as the credit quality of the customer and the economic conditions in the market. Accounts are considered past due once the unpaid balance is 90 days or more outstanding, unless payment terms are extended. When an accout balance is past due and attempts have been made to collect the receivable through legal or other means the amount is considered uncollectible and is written off against the allowance balance.

At September 30, 2005 the accounts receivable are presented net of an allowance for doubtful accounts

	C.	Investments

Investments in affiliates over which we have a significant influence, but not a controlling interest, are accounted for using the equity  method of accounting. All equity investments are periodically reviewed to determine if declines in fair value below  cost basis are other than temporary. If the decline in fair value is determined to be other than temporary,  an impairment loss is recorded and the investment is written down to a new carrying value.  In case of losses the equity of such investments is reduced to zero.

	D.	Equipment
Equipment is stated at cost. Depreciation is calculated by the declining balance method over the estimated useful lives of the assets. Annual rates of depreciation are as follows.

	Methods	Useful Life
Switching equipment	straight line	10 years
Machinery and equipment	reducing balance and straight line	3-4 years
Furniture and fixtures	reducing balance and straight line	4-14 years
Motor vehicles	reducing balance	4 years

I-55 Financials for 9.30.2005
AppendixC-162

I-55 Telecommunications, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

Note 2 -	Significant Accounting Policies (Cont.)

	E.	Other intangible assets
Other intangible assets with determinable lives consist of license for communication services and are amortized over the 20 year term of the license.

	F.	Long -Lived Assets

The management periodically evaluate the recoverability of the carrying amount of long-lived assets (including property, plant and equipment, and intangible assets with determinable lives) whenever event or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. The management evaluate events or changes in circumstances based on a number of factors including operating results, business plans and forecasts, general and industry trends and, economic projections and anticipated cash flows. An impairment, if any, is assessed when the undiscounted expected future cash flows derived from an asset are less than its carrying amount. Impairment losses are measured as the amount by which the carrying value of an asset exceeds its fair value and are recognized in earnings. The management also continually evaluate the estimated useful lives of all long-lived assets and periodically revise such estimates based on current events.

	G.	Revenue Recognition

The Company's source of revenues results from charges to customers for the call minutes they use while on the Company's telecommunications system. Such revenues are recognized at the time this service is rendered. Amounts prepaid by customers are deferred and recorded as a liability and then recorded as revenue when the customer utilizes the service. Messaging services customers are being charged on a per minute basis, per fax page or email. Commissions to agents are accounted as marketing costs for the Company.

	H.	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the  reported period. Actual results could differ from those estimates.

I-55 Financials for 9.30.2005
AppendixC-163

I-55 Telecommunications, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)
Note 2 -	Significant Accounting Policies (Cont.)
I.	Income Taxes

Deferred tax liabilities or assets reflect temporarily differences between amounts of assets and liabilities for financial and tax reporting  and are adjusted, as appropriate, to reflect changes in tax rates expected to be in effect when the  temporary differences reverse.

J.	Goodwill and Indefinite-Lived Purchased Intangible Assets

In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets", goodwill acquired in business combination is assigned to reporting units that are expected to benefit from the synergies of the combination as of the acquisition date. The company assesses  goodwill and indefinite-lived intangible assets for impairment annually at the end of each year and more frequently if events and  circumstances indicate impairment may have occurred in accordance with SFAS No. 142. SFAS 142 also requires that the fair value of indefinite-lived purchased intangible assets be estimated and compared to the carring value.
The company recongnizes an impairment loss when the estimated fair value of the indefinite-lived purchased intangible assets is less than the carrying value.

K.	Recent Accounting Pronouncements

In December 2004, the FASB issued statement of financial Accounting Standards No.123 (revised)"Share based payments(revised 2004)" (SFAS 123R) requiring that the compensation cost relating to share based payment transactions be recognized in financial statements. The cost is to be measured based on the fair value of the equity or liability instruments issued. SFAS 123R is effective as of the first interim or annual reporting period beginning after December 15, 2005.

In December 2003, the Financial Accounting Standards Board revised statement of Financial Accounting Standards No. 132, 'Employers' Disclosures about Pensions and Postretirement Benefits". This Statement requires additional disclosures about the assets, obligations, cash flows and net periodic benefit cost of defined benefit pension and other postretirement plans. SFAS 132R had no effect on the consolidated financial statement.

On March 9, 2004, the United States Securities and Exchange Commission issued Staff Accounting Bulletin No. 105, "Application of Accounting Principles to Loan Commitments". SAB 105 summarizes the views of the SEC staff regarding the application of generally accepted accounting principles to loan commitments accounted for as derivative instruments. adoption of SAB 105 do not have a material impact on the Company's consolidated results of operations or financial position.

In March 2004, the Emerging Issues Task Force reached a consensus on the application of EITF Issue 03-1, " The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," in determining when an investment is impaired, whether the impairment is other than temporary and the measurement of the impairment loss. The Company does not believe that the application of EITF Issue 03-1 will have a material impact on the Company's consolidated financial statements.

In January 2003, the FASB issued FIN 46 , which provides guidance on consolidation of variable interest entities. In december 2003 , the FASB referred the effective date of FIN 46 for certain variable interest entities( Non special purpose entities) until the first quarter of 2004. Our adoption of the provisions of FIN 46 and FIN 46R did not have effect on our consolidated  financial statements.

I-55 Financials for 9.30.2005
AppendixC-164

C - I-55 TELECOMMUNICATIONS LLC., FINANCIALS STATEMENTS YEAR END 2004

I-55 TELECOMMUNICATIONS, L.L.C.

NEW ORLEANS, LOUISIANA

DECEMBER 31, 2004

I-55 Telecomunications 12.31.2004 Financials
AppendixC-165

I-55 TELECOMMUNICATIONS, L.L.C.
NEW ORLEANS, LOUISIANA
DECEMBER 31, 2004

I-55 Telecomunications 12.31.2004 Financials
AppendixC-166

C O N T E N T S

Page

Independent Auditors’ Report	1

Financial Statements:

Balance Sheet	2

Statement of Operations	3
and Member’s Deficit

Statement of Cash Flows	4

Notes to Financial Statements	6

Supplementary Information:	11

Independent Auditors’ Report on Supplementary Information	12

Schedules of General and Administrative Expenses	5

I-55 Telecomunications 12.31.2004 Financials
AppendixC-167

Independent Auditors’ Report

To the Member
I-55 Telecommunications, L.L.C.
New Orleans, Louisiana

We have audited the accompanying balance sheet of I-55 Telecommunications, L.L.C. as of December 31, 2004, and the related statements of operations and member’s deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of I-55 Telecommunications, L.L.C. as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As further described in Note 6 to the financial statements and shown in the financial statements, the Company incurred a net loss of $237,699 during the year ended December 31, 2004, and as of that date, its current liabilities exceeded its current assets by $1,411,248 and total liabilities exceeded total assets by $1,123,015. As described more fully in Note 6 to the financial statements, the Company is in arrears on accounts with certain vendors. Management’s plans regarding these matters are also discussed in Note 6 to the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Postlethwaite & Netterville

December 7, 2005	By:	/s/ Frank McNabb, CPA
Frank McNabb, CPA
Baton Rouge, Louisiana

I-55 Telecomunications 12.31.2004 Financials
AppendixC-168

I-55 TELECOMMUNICATIONS, L.L.C.
NEW ORLEANS, LOUISIANA

BALANCE SHEET

December 31, 2004

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$36,396
Accounts receivable	205,544

241,940

PROPERTY AND EQUIPMENT
Furniture and fixtures	13,996
Equipment	772,996
786,992
Less: accumulated depreciation	(498,759)
Total Assets	288,233

L I A B I L I T I E S A N D M E M B E R ' S D E F I C I T

CURRENT LIABILITIES
Current portion of long-term debt	$1,137,695
Accounts payable	199,121
Accrued liabilities	95,618
Loans from member	220,754
1,653,188

LONG-TERM LIABILITIES
Long-term debt, less current portion	-

Total liabilities	1,653,188

MEMBER'S DEFICIT	(1,123,015)
(1,123,015)
Total Liabilities and Member Deficit	$530,173

The accompanying notes are an integral part of this statement.
I-55 Telecomunications 12.31.2004 Financials
AppendixC-169

I-55 TELECOMMUNICATIONS, L.L.C.
NEW ORLEANS, LOUISIANA

STATEMENT OF OPERATIONS AND MEMBER'S DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 2004

REVENUES
Communication service revenues	$1,567,600
Other revenues	260
Total sales	1,567,860

Cost of service	1,137,380

Gross profit	430,480

OPERATING EXPENSES
Sales commissions	28,316
General and administrative	312,396
Depreciation	260,687

Operating loss	(170,919)

OTHER INCOME (EXPENSE)
Other income	619
Interest expense	(67,399)

Loss before income taxes	(237,699)

Income tax expense	-

Net loss	(237,699)

Member's deficit at December 31, 2003	(885,316)

Member's deficit at December 31, 2004	$(1,123,015)
The accompanying notes are an integral part of this statement.

AppendixC-170

I-55 TELECOMMUNICATIONS, L.L.C.
NEW ORLEANS, LOUISIANA

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(237,699)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation	260,687
Changes in operating assets and liabilities:
Accounts receivable	(188,943)
Accounts payable	60,651
Accrued liabilities	71,096
Net cash used in operating activities	(34,208)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(70,404)
Net cash used in investing activities	(70,404)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	248,000
Repayment of debt	(128,944)
Net cash provided by financing activities	119,056

Net change in cash	14,444

Cash - beginning of year	21,952

Cash - end of year	$36,396

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for interest	$57,144

The accompanying notes are an integral part of this statement.

I-55 Telecomunications 12.31.2004 Financials
AppendixC-171

1.	Summary of Significant Accounting Policies

Nature of Operations

I-55 Telecommunications, L.L.C. (the Company) provides telephone and data services to consumers desiring a local telephone provider. Operating as a fully licensed, facility-based Competitive Local Exchange Carrier (CLEC), the Company currently provides service to commercial clients in second and third-tier markets in Louisiana and Mississippi where there are fewer competitors than in larger metropolitan areas, as well as concentrating on corporate clients in the Central Business District in New Orleans, where its headquarters are located. The Company, with a next generation class 5 switching solution, offers state-of-the-art telecommunications products -- voice, data and internet -- all from a single source. Its infrastructure is based on the latest developments in network operations, engineered to provide businesses with cutting edge products and exceptional customer service.

Basis of Accounting

The Company uses the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Accounts Receivable

The Company provides credit, in the normal course of business, primarily to commercial customers located throughout the South Louisiana and Mississippi. The Company performs ongoing credit evaluations of its customers and generally does not require collateral with the extension of credit. The Company maintains an allowance for doubtful accounts based on management’s assessment of collections, current economic conditions, and prior experience. The Company ages its accounts receivable using the first date the customer purchases services from the Company or in the case of continuing customers the first date following their bill or cycle date.

The Company determines if receivables are past-due based on the contractual terms of the sales agreement; however, the Company does not charge interest on past-due accounts. The Company charges off receivables if management considers the collection of the outstanding balance to be doubtful, which is generally at 120 days. As management of the Company feels that all receivables are collectible, no allowance for doubtful accounts has been recorded.

Property and Equipment

Property and equipment are recorded in the accounts of the Company at cost. Additions and improvements are capitalized. Ordinary maintenance and repair expenses are charged to income as incurred. The cost of property sold or otherwise disposed of and the accumulated depreciation thereon are eliminated from the property and related accumulated depreciation accounts, and any gain or loss is credited or charged to income. Depreciation is provided at rates based upon estimated useful service lives, ranging from three to seven years, using straight-line methods for financial statement purposes and accelerated method for tax purposes.

I-55 Telecomunications 12.31.2004 Financials
AppendixC-172

1.	Summary of Significant Accounting Policies (continued)

Income Taxes

The different methods utilized in reporting income and expenses for financial and income tax reporting purposes give rise to deferred income taxes in the financial statements. Deferred taxes are accounted for using the liability method which measures deferred tax assets and liabilities based on temporary differences existing at each balance sheet date using enacted tax rates in effect when those differences are expected to reverse. The most significant temporary differences in financial statement and income tax reporting for the Company relate to depreciation and net operating loss carryforwards. At December 31, 2004, for federal income tax purposes, the Company had net operating loss carryforwards available in excess of its member’s deficit to offset taxable income of future years. The carryforward begins to expire in 2018. A valuation allowance has been recorded against the net deferred tax asset due to the uncertainty of realization of the assets.

Statement of Cash Flows

For purposes of reporting cash flows, cash and cash equivalents include all highly liquid investments with original maturities or three months or less when purchased.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Concentrations of credit risk with respect to trade accounts receivable are limited due to the large number of customers and markets which comprise the Company’s customer base. The Company generally does not require collateral and receivables are generally due within 30 days.

The Company maintains its cash in bank deposit accounts with various financial institutions. At times, the Company’s bank deposits may exceed limits insured by the Federal Deposit Insurance Corporation.

Revenue Recognition

The Company charges customers monthly access fees for telephone and data services and recognizes the revenue in the month the service is provided.

Cost of Service

Cost of service consists of cost of high speed data circuits and telephone lines that allow customers access to the Company’s service, collocation expenses and long distance expenses. Cost of services does not include technical support salaries and benefits, which are provided at no charge by a related party, I-55 Internet Services, Inc. See Note 4.
I-55 Telecomunications 12.31.2004 Financials
AppendixC-173

2.	Long-Term Debt

The details of long-term debt at December 31, 2004 are as follows:

AmSouth note payable dated March 31, 2003, 10 year term
secured by Randy Tricou’s residence and a lien on
Taqua switch; interest variable, 5% at December 31, 2004	$247,500

AmSouth note payable, dated November 7, 2003, secured by
Home Equity Line of Credit secured by Randy Tricou’s residence,
interest variable, 7.75% at December 31, 2004	36,770

Intercosmos note payable, dated August 27, 2003
payable in 36 monthly installments of principal
and interest in the amount of $7,048, secured
by certain hardware and software	149,858

Borrowing from Taqua, Inc. pursuant to acquisition of
Broadband Interface Card (telephone switch), in
which payment was to commence during 2004; no
payments have been made under this agreement;
subsequent to the anticipated merger with XFone, USA
(See Note 7) the Company anticipates setting up a three-year term repayment schedule; no interest accruing; secured by the
telephone switch	390,500

Borrowing from Bon Aire Utility from October 14, 2003,
interest accruing at 10%, no written documentation
or specific repayment terms, entity owned by father of
100% owner of I-55 Telecommunications, L.L.C.	20,000

Borrowing from Bon Aire Estates from October 8, 2003,
interest accruing at 10%, no written documentation
or specific repayment terms, entity owned by father of
100% owner of I-55 Telecommunications, L.L.C.	50,000

Borrowing from an individual from June 24, 2004, interest
accruing at 11%, no written documentation or specific
repayment terms	50,000

Borrowing from an employee from December 13, 2004,
interest accruing at 10%, no written documentation
or specific repayment terms	20,000

Borrowings from stockholder of affiliated entity, I-55 Internet
Services, Inc. from January and February 2004, interest accruing
at 12%, no written documentation or specific repayment terms	105,710

I-55 Telecomunications 12.31.2004 Financials
AppendixC-174

2.	Long-Term Debt (continued)

Borrowings from Tricou Construction from 2003 and 2004
interest accruing at 10%, no written documentation or specific repayment terms, entity owned by father of 100% owner
of I-55 Telecommunications, L.L.C.	67,357

Total long-term debt	$1,137,695

While some of the Company’s debt matures after December 31, 2006, the Company has decided to present all of its debt as current in these financial statements. Scheduled maturities of the Company’s debt are as follows:

For the year ending December 31,

2005	$842,337
2006	107,858
2007	30,000
2008	30,000
2009	30,000
Thereafter	97,500

$1,137,695

3.	Rent Expense

The Company leases certain office space and equipment under operating lease agreements, which contain renewal options, and requires various minimum rentals. Rent expense for the year ended December 31, 2004 totaled $57,586. The operating lease agreements in effect as of December 31, 2004 require the Company to make the following future minimum lease payments:

For the year ending December 31,

2005	$64,604
2006	63,268
2007	58,320
2008	43,740

Total minimum lease payments	$229,932
I-55 Telecomunications 12.31.2004 Financials
AppendixC-175

4.	Related Parties

The Company engages in a significant amount of related party transactions. A significant portion, approximately 60%, of its revenues is derived from CLEC services provided to I-55 Internet Services, Inc. (I-55 Internet). While I-55 Internet has no ownership in the Company, the 100% owner of the Company is on the Board of Directors of I-55 Internet. In addition, I-55 Internet provides technical support and customer service to the Company’s customers at no cost to the Company. Included in accounts receivable at December 31, 2004 are receivables from I-55 Internet of approximately $80,000.

See Note 2 for information on related party borrowings. During 2003 and 2004, the Company’s sole member advanced $224,000 to the Company. There is no written documentation or specific repayment terms related to these advances. Interest is accruing at 10%. During 2004, one payment of $5,000 was made reducing the outstanding principal balance by $3,246. Included in accrued liabilities is approximately $28,000 of accrued interest due on these advances. Also included in accrued liabilities is approximately $17,000 of accrued interest due on loans to other related parties, as described in Note 2.

5.	Concentrations and Vulnerabilities

As stated in Note 4, approximately 60% of the Company’s revenues are from I-55 Internet Services, Inc.

During 2004, the Company essentially had only two employees, one of which was paid compensation, and the other, the 100% owner of the Company, worked without compensation. Subsequent to year-end, the 100% owner discontinued working for the Company.

Effective June 29, 2003, the Company entered into a third party agreement with BellSouth Telecommunications, Inc. for BellSouth to provide installation services for collocated entities of I-55 Telecommunications. BellSouth is also the Company’s only provider of local loop connections, which the Company resales to its customers. These circuits are provided at tariff rates regulated by the FCC and Louisiana Public Service Commission, which are subject to regulatory change. For substantially all of the Company’s CLEC customers, the Company is dependent on BellSouth as the provider of these connections to customer locations.

6.	Going Concern

At December 31, 2004, current liabilities exceed current assets by approximately $1,411,248 and total liabilities exceed total assets by approximately $1,123,015. The Company experienced significant operating losses in 2004 and each of the years since its inception. The Company is dependent on financing and additional collateral provided by its member and related parties which may not be at market terms. The Company’s continued operations are expected to remain dependent on these favorable financing arrangements as well as continued financing by its bank and vendors.

I-55 Telecomunications 12.31.2004 Financials
AppendixC-176

6.	Going Concern (continued)

Management has taken several initiatives which have positively impacted the Company’s operations. Management anticipates revenues will grow due to increased demand for phone and data services at a rate discounted from larger telecommunications providers, the demand for such services to be provided by a local provider, and targeted marketing efforts, specifically as it relates to the bundling of services. Management has also taken steps to reduce expenditures by employing a sales force on a commissions-only basis. The ability of the Company to achieve profitability and meet its financial obligations is largely dependent on management’s ability to successfully implement these plans. However, no assurances can be provided that management’s plans will be successful. Also, further explained in Note 7, subsequent to year-end, the Company entered into a merger agreement with XFone, USA. While management expects that this merger will provide the Company with capital and liquidity to continue the operations of the Company, management can provide no assurances that this transaction will be consummated.

The Company’s future operations are also expected to be impacted by factors beyond management’s control. The technological feasibility of the Company’s service offerings, as well as the ability to adapt to technological developments will have an impact on the Company’s future operations. Also, delivery of the Company’s services requires the Company to rely on other telecommunications service providers, and the interconnection agreement with said providers.

The ability for the Company to remain a commercially viable entity is dependent on the above factors as well as the ability to meet its obligations to creditors and maintain necessary levels of capital. Defaulting on debt agreements, or demands for repayment, described in Note 2 could adversely impact the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

7.	Subsequent Event

On August 26, 2005, the Company entered into an Agreement and Plan of Merger with XFone USA, a wholly owned subsidiary of XFone, Inc. The transaction terms include XFone USA, a wholly owned subsidiary of XFone, Inc., acquiring all of the ownership units of the Company, which would include assuming all of the liabilities of the Company. While management expects that this merger will provide the Company with capital and liquidity to continue the operations of the Company, management can provide no assurances that this transaction will be consummated.

Effective September 2, 2005, the Company entered into an Interconnection Agreement with BellSouth Telecommunications, Inc., a local exchange telecommunications company, to interconnect their facilities, exchange traffic, and perform Local Number Portability. This agreement is subject to the Company obtaining regulatory CLEC certification in the states of Alabama, Louisiana and Mississippi. The initial term this agreement is three years. Prior to its expiration, the parties agree to negotiate a new agreement to be effective at its expiration. If a new agreement has not been executed, the agreement will continue on a month-to-month basis. The Company is highly dependent on BellSouth for these services.

I-55 Telecomunications 12.31.2004 Financials
AppendixC-177

SUPPLEMENTARY INFORMATION

I-55 Telecomunications 12.31.2004 Financials
AppendixC-178

Independent Auditors’Report on
the Supplementary Information
To the Member
I-55 Telecommunications, L.L.C.
Hammond, Louisiana

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. The 2004 supplementary information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Postlethwaite & Netterville

December 7, 2005	By:	/s/ Frank McNabb, CPA
Frank McNabb, CPA
Baton Rouge, Louisiana

I-55 Telecomunications 12.31.2004 Financials
AppendixC-179

I-55 TELECOMMUNICATIONS, L.L.C.
NEW ORLEANS, LOUISIANA

SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2004

Advertising	$150
Automobile	9,206
Bank charges	606
Contract labor	4,027
Contributions	150
Employee benefits	1,621
Equipment rental	1,905
Insurance	27,426
Licenses, fees and permits	17,098
Miscellaneous	7,386
Office expense	24,030
Parking	9,294
Postage and printing	508
Professional fees	5,072
Rent	57,586
Salaries	126,000
Taxes - payroll	7,843
Taxes - other	8,666
Telecommunications	2,429
Travel, meals and entertainment	1,393

$312,396
The accompanying notes are an integral part of this statement.
AppendixC-180

MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT is effective as of the 12th day of October, 2005 and is by and between I-55 Telecommunications, L.L.C., a Louisiana limited liability company (“I-55 Telecom”) and XFone USA, Inc., a Mississippi corporation ("XFone USA" or "Manager") (referred to collectively hereinafter as "the Parties").

WITNESSETH:

WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger dated as of August 26, 2005 (the "Merger Agreement") among I-55 Telecom, Guarantor, XFone USA and XFone, Inc. (the "Parent"), I-55 Telecom is to be merged with and into XFone USA (the "Merger") for the Merger Consideration to be paid by Parent (capitalized terms not otherwise defined herein shall have the meaning as set forth in the Merger Agreement); and

WHEREAS, certain regulatory approvals are required before the Merger may be consummated and the parties desire that XFone USA provide management services to I-55 Telecom in accordance with the terms of this Agreement pending the consummation of the Merger.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties agree as follows:

1.  Retention of XFone USA. I-55 Telecom does hereby hire and appoint XFone USA as Manager to be responsible for the operation and management of all of I-55 Telecom's business operations (the "Business") and XFone USA hereby accepts such appointment as Manager and shall manage the operations of the Business upon the terms set forth herein. Manager agrees to perform all of its obligations under this Agreement in good faith. The management services to be performed by Manager under this Agreement shall be performed by Manager as agent for I-55 Telecom and without limiting the foregoing, I-55 Telecom hereby grants the Manager the authority and powers necessary for the management of the Business in the ordinary and usual course of business generally consistent with past practice, including, without limitation, the following:

(a)  Personnel. Supervising the current employees and independent contractors of I-55 Telecom with the Manager having the authority to hire, discharge and direct such personnel for the conduct of the Business.

(b)  Accounting. Supervision and administration of all accounting and the maintenance of all books and records for the Business, including, without limitation, (i) all billing, communications and other services provided to customers serviced under I-55 Telecom's licenses; (ii) collection on behalf of I-55 Telecom of all fees, charges and other compensation relating to the Business; (iii) review of all bills received for services, work or supplies in connection with maintaining and operating the Business and paying all such bills as and when the same shall become due and payable except for the Long Term Liabilities (as defined in the Merger Agreement); and (iv) preparation on a monthly basis of a balance sheet and income and expense statement with respect to the Business.

(c)  Contracts. Maintain all existing contracts necessary for the operation of the Business and the authority to enter into or renew contracts in the ordinary course of business in I-55 Telecom's name as necessary for the continuing operation of the Business provided that the consent of I-55 Telecom shall be required for any new contracts or renewals of existing contracts that are not terminable on 60 days notice, or that require the commitment of more than $5,000.00, which is not included in an approved operating budget.

AppendixC-181

(d)  Policies/Procedures. Preparation of all policies and procedures for the operation of the Business.

(e)  Budgets. Preparation of all operating, capital or other budgets which shall be prepared and submitted on a schedule to be approved by the Parties.

2.  Assignment of Revenues and Payment of Expenses.

(a)  For and in consideration of the management services to be provided hereunder, I-55 Telecom hereby assigns and transfers to Manager all revenues generated from the operations of the Business (the "Revenues"), to be used in accordance with this Agreement and Manager agrees to pay and cause to be paid from the Revenues the normal operating, maintenance, administrative, and similar expenses of the Business incurred in the ordinary course of business during the term hereof, exclusive of the Long Term Liabilities (as defined in the Merger Agreement) ("Expenses").

(b)  I-55 Telecom shall designate the Manager as the controlling party of the current operating accounts of the Business (the "Accounts") and all funds collected from the operations, fees, sales and other collections and operations of the Business shall be deposited in the Accounts and the Manager shall control and have authority with respect to all disbursements from said Accounts and the Manager agrees that the normal operating expenses shall be paid from the Revenues collected and deposited in such Accounts and then to the extent of available funds, the Long Term Liabilities and other non-recurring liabilities shall be paid.

3.  Loans by Manager. The Manager, in its discretion, shall have the right to make advances or loans (the "Manager Loans") to I-55 Telecom payable on demand (or if no demand payable in equal quarterly installments of principal and interest) for an aggregate amount up to $500,000.00, with interest at 7% per annum from the date advanced until paid for the payment of any amounts due during the term of this Management Agreement under any of the Long Term Liabilities (as defined in the Merger Agreement) or for any other liabilities the Manager deems appropriate for which there are not sufficient Revenues generated to pay such debts and expenses. I-55 Telecom, by execution of this Agreement, grants to the Manager a security interest in all of the assets, whether now owned or hereafter acquired and wherever located, of I-55 Telecom, including without limitation, all accounts, goods, equipment, inventory, contracts and contract rights, instruments, chattel paper, securities and other investment property. The Manager is hereby authorized to file such financing statements and amendments thereto and continuations thereof in such offices as necessary to perfect the security interest granted hereby.

4.  Terms. The term of this Agreement shall commence on the date hereof and shall continue until the consummation of the Merger, provided that this Agreement may be terminated by either party at any time after March 1, 2006 upon 30 days prior notice.

5.  Termination Fee. In the event that the Agreement is terminated by either party as provided in Paragraph 4 (other than due to the consummation of the Merger), then the Parties agree that the "Net Revenue" or "Net Loss" during the term of this Agreement shall be divided 50% to I-55 Telecom and 50% to the Manager, provided that in the event the Manager or any of its affiliates has made any Manager Loans to I-55 Telecom, that the Manager may offset against any amounts due under any Manager Loans any amounts due to I-55 Telecom for the "Net Revenue" and in the event there is a "Net Loss", then I-55 Telecom's share of the "Net Loss" shall be added to the principal due under the Manager Loans. If this Agreement is terminated due to the consummation of the Merger, then in such event the Manager shall be entitled to all the Net Revenues or Net Losses. For purposes of this section "Net Revenue" is the excess of gross revenues derived from the Business during the Term, over expenses paid and losses incurred during the Term, and "Net Loss" is the excess of expenses paid and losses incurred during the Term, over gross revenues derived from the Business during the Term.

AppendixC-182

6.  Insurance. I-55 Telecom shall include the Manager as an additional insured on all insurance currently maintained and such insurance shall continue throughout the term of this Management Agreement.

7.  Independent Contractor. It is the expressed intent of I-55 Telecom, on the one hand, and Manager, on the other hand, that neither a partnership, joint venture, nor employment relationship is created between the Parties by this Agreement; rather, it is the express intent of the Parties that this Agreement represents an independent contractor relationship under which I-55 Telecom is retaining the services of Manager.

8.  Force Majeure. The obligations of the Parties hereto shall be excused during such time as, and to the extent that, performance is prevented by any occurrence or act beyond their respective control and not due to their fault or negligence, including, without limitation, action of the elements, riots, fire, terrorism, war, acts of God, and any ruling, ordinance, law or regulation of any local, state or federal governmental body having jurisdiction over either party.

9.  Compliance with Law. Each of the Parties shall comply in all material respects with all applicable laws and regulations. Manager and I-55 Telecom shall immediately notify the other of any pending or threatened action by the FCC, PSC or any other Governmental Authority or third party to suspend, revoke, terminate, or challenge the licenses, or otherwise investigate the licenses of I-55 Telecom. I-55 Telecom shall cooperate with Manager to assist Manager in fulfilling Manager's obligations under the terms of this Agreement.

10.  Modifications. This Agreement constitutes the entire understanding and agreement between the Parties and it may not be altered or amended in any way whatsoever except in writing and signed by all of the Parties hereto.

11.  Confidentiality. During the term of this Agreement, each party will have access to certain confidential information of the other party, including but not limited to trade secrets, financial data and projections, data regarding suppliers and customers operations methods and practices, and marketing and sales approaches (the "Confidential Information"). Each party acknowledges that all Confidential Information which may be disclosed to it by the other party or which may come to the attention of such party (or its agents) in connection with the provision of services under this Agreement is confidential. Accordingly, each party agrees not to disclose such Confidential Information (or suffer its agents to disclose such Confidential Information) unless required to do so by law or unless such party has first obtained the prior written consent of the other party. Each party further agrees not to use such Confidential Information (or suffer its agents to use such Confidential Information) in any manner except in connection with the performance of the services described in this Agreement. Each party further agrees to take reasonable steps necessary to insure that no disclosure or use prohibited by this paragraph is made, including, without limitation, those steps, which a reasonable person would take to protect his own information, data or other tangible or intangible property, which he regards as proprietary or confidential. Upon breach of this paragraph, the non-breaching party shall be entitled to injunctive relief, either pending litigation or permanently or both, against the breaching party, since the Parties acknowledge that a remedy at law would be inadequate and insufficient. In addition, the non-breaching party shall be entitled to recover such damages as it may demonstrate as sustained by reason of such breach. Nothing contained herein or in any other provision of this Agreement shall be construed as limiting a party's remedies under this paragraph in any manner.

12.  Delegation and Assignment. Except as expressly provided herein, no party shall delegate its duties or assign its rights hereunder in whole or in part, without the prior written consent of the other.

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13.  Notices. All notices required to be given hereunder shall be in writing and shall be deemed given if delivered in person, transmitted by electronic facsimile, or deposited in United States first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the Parties as set forth opposite their respective names below. Notice shall be deemed given on the date it is personally delivered, on the date it is transmitted by electronic facsimile, or on the date it is deposited in the mail, as indicated by the United States postmark thereon, in accordance with the foregoing. Any party may change the address or facsimile number at which to send notices by notifying the other party of such change of address or facsimile number in writing in accordance with the foregoing.

14.  Further Assurances. Each of the Parties hereto shall execute and deliver all documents, papers and instruments necessary or convenient to carry out the terms of this Agreement.

15.  Entire Agreement. The Parties acknowledge and agree that this document, together with all other documents expressly referred to herein, constitutes the entire agreement between the Parties. Except as set forth in such other documents (including the exhibits and schedules thereto and ancillary agreements referenced therein), no representatives, promises, conditions or warranties with reference to the execution of this document have been made or entered into between the Parties hereto.

16.  Waiver of Provisions. Any waiver of any term and condition hereof must be in writing and signed by the party giving the waiver. A waiver of any of the terms and conditions hereof shall not be construed as a waiver of any other terms and conditions hereof.

17.  Captions. Any captions to or headings of the articles, sections, subsections, paragraphs or subparagraphs of this Agreement are solely for the convenience of the Parties, are not a part of this Agreement, and shall not be used for the interpretation or determination of validity of this Agreement or any provision hereof.

18.  Severability. The invalidation of any clause or provision of this Agreement shall have no effect on the remaining provisions of this Agreement, and as such, the remaining Agreement shall remain in full force and effect, and be interpreted as consistently as possible.

19.  Authority. The Parties hereto represent and warrant that all necessary corporate action required to approve and authorize the execution of this Agreement has been accomplished and that this Agreement is a legally binding obligation of the Parties.

20.  Counterparts/Facsimile Delivery. This Agreement and any subsequent amendments may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. This Agreement and any subsequent amendments may be signed and delivered by facsimile transmission, which delivery shall have the same binding effect as delivery of the document containing the original signature. At the request of any party, any document delivered by facsimile signature shall be followed by or re-executed by all Parties in an original form, provided that the failure of any party to do so will not invalidate the signature delivered by facsimile transmission.

21.  Louisiana Law. This Agreement shall be governed by the laws of the state of Louisiana.

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IN WITNESS WHEREOF, the Parties have executed this Agreement effective the day and year first above written.

XFone USA, Inc.	I-55 Telecommunications, L.L.C
/s/ Wade Spooner	/s/ Randall Wade James Tricou
Wade Spooner	Randall Wade James Tricou
President
Address:     2506 Lakeland Drive
Suite 100
Jackson, MS
Telephone:   601-420-6500
Facsimile:     601-420-6475
Email:       wspooner@expetel.com

with copy to:

The Oberon Group, LLC
79 Madison Ave., 6th Floor
New York, NY 10016
Attention: Adam Breslawsky
Facsimile: 212-447-7212
Email: adam@oberongroup.com

and

Watkins Ludlam Winter & Stennis, P.A.
633 North State Street (39202)
P. O. Box 427
Jackson, MS 39205-0427
Attention: Gina M. Jacobs
Telephone: 601-949-4705
Facsimile: 601-949-4804
Email: gjacobs@watkinsludlam.com
I-55 Telecommunications, L.L.C.

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AGREEMENT AND PLAN OF MERGER
By and Among
I-55 TELECOMMUNICATIONS, L.L.C.,
XFONE, INC. AND XFONE USA, INC.
Dated August 26, 2005

AppendixC-186

ARTICLE I		THE MERGER	1
	1.01	The Merger; Effective Time	1
	1.02	Effect of the Merger	1
	1.03	Consideration; Conversion of Shares	2
	1.04	No Dissenters Rights	3
	1.05	Surrender of Certificates	3
	1.06	Value of Parent Common Stock	4
	1.07	Treatment of the Company Options and Warrants	5
	1.08	No Further Ownership Rights in the Company Capital Stock	5
	1.09	Lost, Stolen or Destroyed Certificates	5
	1.10	Taking of Necessary Action; Further Action	5
	1.11	Tax Consequences	5
ARTICLE II		REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PRINCIPALS	5
	2.01	Organization	6
	2.02	Subsidiaries	6
	2.03	Capital Structure	6
	2.04	Authority	7
	2.05	No Conflict	7
	2.06	Consents	7
	2.07	The Company Financial Statements	8
	2.08	No Undisclosed Liabilities	8
	2.09	No Changes	8
	2.10	Tax Matters	10
	2.11	Restrictions on Business Activities	11
	2.12	Title of Properties; Absence of Liens and Encumbrances; Condition of Equipment	11
	2.13	Material or Significant Agreements, Contracts and Commitments	12
	2.14	Interested Party Transactions	14
	2.15	Governmental Authorization	14
	2.16	Litigation	15
	2.17	Accounts Receivable	15
	2.18	Assets Necessary to Business	15
	2.19	Minute Books	15
	2.20	Environmental Matters	15
	2.21	Brokers' and Finders' Fees	16
	2.22	Employee Benefit Plans and Compensation	16
	2.23	Compliance with Laws; Relations with Governmental Entities	20
	2.24	Merger Tax Matters	21
	2.25	Intellectual Property	21
	2.26	Customer Contracts	21

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	2.27	Relationships with Suppliers	22
	2.28	Investment Representation; Legends	22
	2.29	Stockholder Matters	22
	2.30	Banking and Insurance	22
	2.31	Representations Complete	23
ARTICLE III		REPRESENTATIONS AND WARRANTIES OF PARENT AND SUBSIDIARY	23
	3.01	Organization and Standing	23
	3.02	Authorization	23
	3.03	Binding Obligation	24
	3.04	Issuance of Parent Common Stock and Parent Stock Warrants	24
	3.05	Litigation	24
	3.06	Securities and Exchange Commission Filings	24
ARTICLE IV		COVENANTS OF PARTIES PRIOR TO THE EFFECTIVE TIME	25
	4.01	[Intentionally omitted]	25
	4.02	Restrictions on Transfer; Legends	25
	4.03	Access to Information	25
	4.04	Public Disclosure	26
	4.05	Conduct Business in Ordinary Course	26
	4.06	Consents and Approvals	27
	4.07	Financial Statements	27
	4.08	Notification of Certain Matters	27
	4.09	Additional Documents and Further Assurances	28
	4.10	Federal and State Securities Exemptions	28
	4.11	Shareholder List	28
	4.12	Non-Competition and Non-Solicitation	28
	4.13	Approval of Shareholders	30
	4.14	No Shop	30
ARTICLE V		CONDITIONS TO THE MERGER	30
	5.01	Conditions to Obligations of Each Party to Effect the Merger	30
	5.02	Conditions to the Obligations of Parent and Subsidiary	31
	5.03	Conditions to Obligations of the Company and the Principals	33
ARTICLE VI		SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION; POST-CLOSING COVENANTS	34
	6.01	Survival of Representations, Warranties and Covenants	34
	6.02	Indemnification by the Principals; Escrow Fund	36
	6.03	Indemnification Procedures	38
	6.04	No Contribution	39
	6.05	Benefit Plans	39

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ARTICLE VII		TERMINATION, AMENDMENT AND WAIVER	39
	7.01	Termination	39
	7.02	Effect of Termination	39
	7.03	Expenses; Termination Fees.	40
	7.04	Amendment	40
	7.05	Extension; Waiver	40
ARTICLE VIII		GENERAL PROVISIONS	40
	8.01	Notices	40
	8.02	Interpretation	42
	8.03	Counterparts	42
	8.04	Entire Agreement; Assignment	42
	8.05	No Third Party Beneficiaries	42
	8.06	Severability	42
	8.07	Other Remedies	43
	8.08	Governing Law; Dispute Resolution	43
	8.09	Rules of Construction	43
	8.10	Attorneys' Fees	43
	8.11	Shareholder's Post Closing Sale Restrictions	43

AppendixC-189

Exhibits
Exhibit A	Articles of Merger
Exhibit B	Escrow Agreement
Exhibit C	Management Agreement
Exhibit D	Release
Exhibit E	Restricted Area

Schedules
Schedule 2.03	Capital Structure
Schedule 2.07	The Company Financial Statements
Schedule 2.08	No Undisclosed Liabilities
Schedule 2.09	No Changes
Schedule 2.10	Tax Matters
Schedule 2.12(b)	Properties
Schedule 2.13	Agreements, Contracts, Commitments
Schedule 2.15	Governmental Authorization
Schedule 2.16	Litigation
Schedule 2.22	Employee Benefit Plans and Compensation
Schedule 2.25	Intellectual Property
Schedule 2.26	Customer Contracts
Schedule 2.30	Banking and Insurance
Schedule 5.02(b)	Third Party Consents Required

AppendixC-190

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of August 26, 2005 by and among I-55 TELECOMMUNICATIONS, L.L.C., a limited liability company organized under the laws of the State of Louisiana (“I-55” or the “Company”), XFONE, INC., a corporation organized under the laws of the State of Nevada ("Parent"), XFone USA, Inc. (“Subsidiary”), a corporation organized under the laws of the State of Mississippi, a wholly owned subsidiary of Parent , and Randall Wade James Tricou (the "Principal").

BACKGROUND
A. The Board of Directors of each of Parent, Subsidiary, and the Company believe it is in the best interests of their respective companies and their respective shareholders that Parent acquire the Company through the statutory merger of the Company with and into the Subsidiary (the "Merger") and, in furtherance thereof, have approved the Merger.

B. Pursuant to the Merger, among other things, all of the issued and outstanding capital stock of the Company shall be acquired and converted into the right to receive the consideration upon the terms and conditions set forth herein.

C. The Company and the Principal, on the one hand, and Parent and Subsidiary, on the other hand, desire to make certain representations, warranties, covenants and other agreements in connection with the Merger.

D. Concurrently with the execution and delivery of this Agreement, as material inducements to Parent and Subsidiary to enter into this Agreement, Parent, the Subsidiary, the Escrow Agent (as defined herein) and the Principal are entering into an Escrow Agreement, in the form attached as Exhibit B (the "Escrow Agreement").

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth in this Agreement, the parties agree as follows:

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ARTICLE IX
THE MERGER

9.01
The Merger; Effective Time. The Company shall be merged with and into Subsidiary, and Subsidiary shall be the surviving corporation (sometimes referred to herein as the "Surviving Corporation"). The Merger shall be consummated effective at the time Articles of Merger attached hereto as Exhibit A, are completed, executed and filed with the later of the Mississippi and Louisiana Secretaries of State. The date and time of such consummation are referred to as the "Closing Date" and the "Effective Time," respectively. The "Management Date" shall mean a date prior to the Closing Date that the Company and the Subsidiary enter into a Management Operating Agreement; provided, however, if the Company and Subsidiary fail to enter into a Management Operating Agreement, the Management Date shall be the Closing Date.

9.02
Effect of the Merger. At the Effective Time, (i) the separate existence of the Company shall cease and the Company shall be merged with and into Subsidiary, (ii) Subsidiary shall continue to possess all of the rights, privileges and franchises possessed by it and shall, at the Effective Time, become vested with and possess all property, rights, privileges, powers and franchises possessed by and all the property, real or personal, causes of action and every other asset of the Company, (iii) Subsidiary shall be responsible for all of the liabilities and obligations of the Company in the same manner as if Subsidiary had itself incurred such liabilities or obligations, and the Merger shall not affect or impair the rights of the creditors or of any persons dealing with the Company, (iv) the Articles of Incorporation and the Bylaws of Subsidiary shall become the Articles of Incorporation and the Bylaws of the Company, (v) the existing officers and directors of Subsidiary shall remain in such offices, and (vi) the Merger shall have all the effects provided by applicable Mississippi law.

9.03	Consideration; Conversion of Shares.

(a) Definitions. For all purposes of this Agreement, the following terms shall have the following respective meanings:

(i) "Aggregate Merger Consideration" shall mean the: (1) the Parent Stock Consideration, and (2) the Parent Warrant Consideration.

(1) "Parent Stock Consideration" shall mean a number of shares of the common stock of the Parent Common Stock with an agreed market value of $333,333.00 determined using the weighted average price as reported on the website of the American Stock Exchange of the Parent Common Stock for the ten (10) trading days preceding the trading day immediately prior to the Management Date (which weighted average price shall in no event be less than $2.70 per share or greater than $3.70 per share).

(2) "Parent Warrant Consideration" shall mean a number of Parent Stock Warrants with a value of $166,667.00 with the value calculated as of the Management Date assuming 90% volatility of the underlying Parent Common Stock pursuant to the Black Scholes option - pricing model.

(ii) "Company Common Stock" shall mean shares of the Company's common stock. The terms “stock” and “common stock” shall be construed to include any ownership interest in the Company.

(iii) "Company Stockholders" or "Company Shareholders" shall mean the holders of the Total Company Common Stock at the Effective Time. “Stockholders” and “shareholders” includes any owners of any interest in the Company.

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(iv) "Escrow Agent" shall mean Trustmark National Bank or such other person or entity mutually agreed to by the parties to serve as an escrow agent under the Escrow Agreement.

(v) "GAAP" shall mean U.S. generally accepted accounting principles.

(vi) "Knowledge" shall mean (i) with respect to the Company, the actual knowledge of any of the Company's officers or directors or either of the Principals and the knowledge that such persons would have obtained of the matter represented after reasonable inquiry thereof under the circumstances; and (ii) with respect to the Parent and Subsidiary, the actual knowledge of the Parent's and Subsidiary’s Chairman, President or any Executive Vice President and the knowledge that such person would have obtained of the matter represented after reasonable inquiry thereof under the circumstances.

(vii) "Material Adverse Effect" shall mean any change, event or effect that is materially adverse to the business, assets, financial condition, prospects or results of operations of the Company and its Subsidiaries, taken as a whole.

(viii) "Parent Common Stock" shall mean shares of the common stock of Parent.

(ix) "Parent Stock Warrants" shall mean warrants convertible on a one to one basis into Parent Common Stock with a term of five (5) years, a strike price that is 10% above the closing price of the Parent Common Stock on the Closing Date with the Parent Common Stock into which the warrant is convertible is restricted stock.

(x) "SEC" shall mean the U.S. Securities and Exchange Commission.

(xi) "Total Company Common Stock" shall be the aggregate number of all shares of Company Common Stock issued and outstanding immediately prior to the Effective Time.

(b) The Aggregate Merger Consideration shall be allocated among the Company Stockholders as of the Effective Date as follows:

(c) Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares as defined in Section 1.04) will be canceled and extinguished and be converted automatically into the right to receive upon surrender of certificate(s) representing Company Common Stock (i) an amount of the Parent Stock Consideration equal to the product of one times the Parent Stock Consideration divided by the Total Company Common Stock; and (ii) an amount of the Parent Warrant Consideration equal to the product of one times the Parent Warrant Consideration divided by the Total Company Common Stock.

9.04
No Dissenters Rights. Since the sole shareholder by execution of this Agreement has approved this Agreement and the Merger and transactions contemplated hereby, the Company and Principal represent and warrant that there are no dissenter’s rights available under the Limited Liability Company Law of Louisiana or otherwise.

9.05	Surrender of Certificates.

(a) Exchange Agent. Transfer Online, Inc. shall serve as the exchange agent (the "Exchange Agent") for the Merger.
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(b) Parent to Provide Parent Common Stock and Parent Stock Warrants. Upon the terms and subject to the conditions of Section 1.03, promptly after the Effective Time, in exchange for outstanding Company Common Stock, Parent shall make available to the Exchange Agent for exchange in accordance with this Article I, the Aggregate Consideration issuable pursuant to Section 1.03, less the Parent Common Stock and Parent Stock Warrants being escrowed in accordance with Section 6.02(b) hereof (the "Escrow Shares"), which Parent shall deposit into the Escrow Fund as defined in Section 6.02(b) hereof.

(c) Exchange Procedures. As promptly as practicable after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record of a certificate(s) which, immediately prior to the Effective Time, represented outstanding Company Common Stock(the "Certificates"), whose Company Common Stock was converted into the right to receive shares of Parent Common Stock and Parent Stock Warrants pursuant to Section 1.03: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify); and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificate(s) representing shares of Parent Common Stock and for the Parent Stock Warrants. Upon surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor certificate(s) representing the number of whole shares of Parent Common Stock and Parent Stock Warrants, and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, for all corporate purposes other than the payment of dividends, to evidence the ownership of the number of full shares of Parent Common Stock and Parent Stock Warrants into which such Company Common Stock shall have been so converted.

(d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the Parent Common Stock represented thereby until the holder of record of such Certificates shall surrender such Certificates. Subject to applicable law, as promptly as practicable following surrender of any such Certificates, the Exchange Agent shall deliver to the record holder thereof, without interest, (i) certificate(s) representing whole shares of Parent Common Stock and Parent Stock Warrants issued in exchange therefore, and (ii) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender payable with respect to such whole shares of Parent Common Stock.

(e) No Liability. Notwithstanding anything to the contrary in this Section 1.05, neither the Exchange Agent, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Company Common Stock or Company Preferred Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

9.06
Value of Parent Common Stock. For purposes of the indemnification obligations described in Article VI hereof, the parties hereto agree that the Parent Common Stock shall be deemed to have a value determined using the weighted average price as reported on the website of the American Stock Exchange for the ten (10) trading days preceding the date on which a claim for indemnification is made, and Parent Stock Warrants issued in the Merger shall be deemed to have a value per share equal to the value per share determined in accordance with Section 1.03.

9.07
Treatment of the Company Options and Warrants. All outstanding options, warrants and other rights to purchase Company Common Stock or any other equity interest in the Company as set forth in Section 2.03 that remain unexercised as of the Effective Time will be terminated, and the rights granted thereunder will be forfeited. Prior to the Management Date, the Company shall provide all necessary notifications, and obtain all necessary consents, releases or cancellation agreements from the holders of such options, warrants and other rights as Parent may reasonably require.

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9.08
No Further Ownership Rights in the Company Capital Stock. The shares of Parent Common Stock and Parent Stock Warrants paid in respect of the surrender for exchange of Company Common Stock in accordance with the terms hereof (including any cash paid with respect to fractional shares of Parent Common Stock or Parent Stock Warrants) shall be deemed to be in full satisfaction of all rights pertaining to such Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of capital stock that was outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

9.09
Lost, Stolen or Destroyed Certificates. In the event any certificates evidencing shares of Company Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Parent Common Stock, Parent Stock Warrants or such cash consideration as may be required pursuant to Section 1.03 hereof; provided, however, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such amount as it may reasonably direct against any claim that may be made against Parent or the Exchange Agent with respect to the certificates alleged to have been lost, stolen or destroyed.

9.10
Taking of Necessary Action; Further Action. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, then the officers, directors and employees of the Company, Parent and Subsidiary are fully authorized in the name of their respective companies or otherwise to take, and will take, all such lawful and necessary action.

9.11
Tax Consequences. It is intended that the Merger shall constitute a reorganization within the meaning of Section 368(a)(1)(A), by reason of Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement shall constitute a "plan of reorganization" within the meaning of Section 368 of the Code.

AppendixC-195

ARTICLE X
REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PRINCIPALS

The Company, and each of the Principals, hereby represent and warrant to Parent and Subsidiary that on the date hereof and as of the Effective Time as though made on the Effective Date as follows:

10.01
Organization. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Louisiana and the Company has filed its only tax return in a manner consistent with taxation as a corporation. The Company has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which its ownership or leasing of its properties or the nature of the business conducted by the Company makes such licensing or qualification necessary. The copies of the Articles of Organization of the Company and the operating agreement of the Company, certified by its Secretary as of the date of this Agreement, which are being delivered to Parent and Subsidiary herewith, are complete and correct copies of such documents in effect as of the date of this Agreement. The minute books of the Company contain true and complete records of all meetings and other corporate actions of its shareholders/members (herein “Shareholders” or “Members”) and their Boards of Managers (herein “Board of Directors”) (including all committees of their Boards of Directors).

10.02	Subsidiaries. There is no other corporation, limited liability company, partnership, association, joint venture or other business entity that the Company owns or controls, directly or indirectly.

10.03	Capital Structure.

(a) The authorized capital stock of the Company consists of (i) 100 shares of Company Common Stock, 100 shares of which are issued and outstanding to the Principal. Except as set forth in this Section 2.03 or on Schedule 2.03(a) hereto, there are no shares of capital stock of the Company authorized, issued or outstanding. Except for Company Common Stock set forth in this Section 2.03 or on Schedule 2.03(a) hereto, there are no classes or series of ownership interests of the Company of any kind authorized, outstanding or issuable. All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and non-assessable, and are not subject to preemptive rights created by statute, the Articles of Organization or Operating Agreement of the Company, or any agreement to which the Company is a party or by which it is bound. All shares of Company Common Stock have been issued in compliance with all applicable federal and state securities laws. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of Company Common Stock are as set forth in Schedule 2.03(a) hereto. There are no declared or accrued but unpaid dividends with respect to any shares of the Company capital stock and none of the Company capital stock is held in treasury.

(b) As of the date hereof, there are no options, warrants or similar rights outstanding or authorized with respect to the capital stock or equity of the Company. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to the Company. There are no voting trusts, proxies, or other agreements or understandings with respect to Company Common Stock. The Principal has good, valid and marketable title to Company Common Stock free and clear of any claim, lien, pledge, charge, security interest options, charges, assessments or other encumbrance of any nature whatsoever.

(c) The requisite vote required to approve the Merger under Louisiana law, the Company's Articles of Organization, Operating Agreement and any other agreement to which the Company or any Shareholder of the Company is majority of the Company Common Stock voting as a class.
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10.04
Authority. The Company and the Principal have all requisite power and authority to enter into this Agreement and any Related Agreement (as defined below) to which they are party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, any Related Agreement to which the Company is party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action on the part of the Company, including approval of the sole Company Shareholder. No further action is required on the part of the Principal to authorize the Agreement, any Related Agreement to which he is a party and the transactions contemplated hereby and thereby. This Agreement, any Related Agreement to which the Company is a party and the merger and the transactions contemplated thereby have been unanimously approved by the board of directors and the Principal, as sole Shareholder of the Company. This Agreement and any Related Agreement to which the Company and/or any of the Principals is a party has been duly executed and delivered by the Company and/or the Principal, as the case may be, and constitute the valid and binding obligations of the Company and the Principal, enforceable against each such party in accordance with their respective terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. For the purposes of this Agreement, the term "Related Agreements" shall mean the Escrow Agreement, the Articles of Merger and Management Agreement, and any other agreements to which the Company and/or the Principal is a party that is entered into in order to consummate the transactions contemplated hereby or thereby.

10.05
No Conflict. The execution and delivery by the Company and the Principal of this Agreement and any Related Agreement to which the Company and/or the Principal is a party, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of or default under (with or without notice or lapse of time, or both) or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict"): (i) any provision of the Articles of Organization or Operating Agreement of the Company, each as amended to date; (ii) any contract to which the Company is a party, or to which any of the Principals, is subject; or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any respective properties or assets, or applicable to any of the Principals.

10.06
Consents. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency, commission, military division or department, inspectorate, minister, ministry or public or statutory person (whether autonomous or not) thereof (or of any political subdivision thereof) (each, a "Governmental Entity"), is required by or with respect to the Company, or the Principal in connection with the execution and delivery of this Agreement, any of the Related Agreements to which the Company, or the Principal is a party, or the consummation of the transactions contemplated hereby or thereby, except for: (i) the approval of the Public Service Commission of the States of Louisiana and Mississippi; (ii) the filing of the Articles/Certificate of Merger with the Secretary of State of the State of Mississippi and Louisiana; (iii) the consents as set forth in Section 5.02(b); and (iv) such other consents, filings, approvals, registrations or declarations, the failure of which to make or obtain is not reasonably likely, individually, or in the aggregate, to have a Material Adverse Effect.

10.07
The Company Financial Statements. Attached as Schedule 2.07 are the (i) unaudited balance sheet as of December 31, 2002, 2003 and 2004, and the Profit and Loss Statement for the Company for the years ended December 31, 2002, 2003 and 2004 and (ii) the unaudited balance sheet as of June 30, 2005 and the Profit and Loss Statement for the Company for the three months ending June 30, 2005 (collectively, the "Financials"). The Financials are true, correct and accurate and have been based upon the information contained in the books and records of the Company and have been prepared in accordance with GAAP except that the June 30, 2005 Financials do not have notes thereto and may be subject to normal and recurring year end adjustments consistently applied throughout the periods covered thereby. The Financials present fairly the financial condition, operating results and cash flows of the Company as of the dates and during the periods indicated therein. The Company's unaudited balance sheet as of June 30, 2005 is referred to hereinafter as the "Current Balance Sheet." The Company maintains and will continue, prior to the Effective Time, to maintain a standard system of accounting established and administered in accordance with GAAP.

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10.08
No Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the Financials or as disclosed on Schedule 2.08, which shall include all the Company's accounts payable and other accrued expenses as of the date of this Agreement, and subject to the thresholds set forth in Section 2.13 of this Agreement (except that the thresholds of Section 2.13 shall not apply if the cumulative undisclosed liabilities based on such threshold exceed $25,000), the Company has no liabilities, claims or obligations (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company or Principals or any directors, officers or employees of the Company, whether due to become payable and regardless of when or by whom asserted) or any unrealized or anticipated losses from any unrealized or anticipated losses of a contractual nature.

10.09	No Changes. Except as set forth on Schedule 2.09, since the Current Balance Sheet Date, there has not been, occurred or arisen any of the following with respect to the Company:

(a) material transaction by the Company except in the ordinary course of business consistent with past practices;

(b) amendments or changes to the organizational documents of the Company;

(c) capital expenditure or capital expenditure commitment exceeding $5,000 individually or $10,000 in the aggregate;

(d) payment, discharge or satisfaction, in any amount in excess of $5,000 in any one case, or $10,000 in the aggregate, of any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than payments, discharges or satisfactions made or given in the ordinary course of business consistent with past practices;

(e) destruction of, damage to or loss of any material assets or material business or loss of any material customer (whether or not covered by insurance);

(f) claim of wrongful discharge or other unlawful labor practice or action;

(g) material change in accounting methods or practices (including any change in depreciation or amortization policies or rates by the Company) other than as required by GAAP;

(h) change in any election in respect of Taxes (as defined below), adoption or change in any accounting method in respect of Taxes, agreement or settlement of any claim or assessment in respect of Taxes, or extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

(i) revaluation by the Company of any of their respective assets;

(j) declaration, setting aside or payment of a dividend or other distribution (whether in cash, stock or property) in respect of any share of capital stock, or any split, combination or reclassification in respect of any share of capital stock, or any issuance or authorization of any issuance of any other securities in respect of, in lieu of or in substitution for any share of capital stock, or any direct or indirect repurchase or redemption of any share of capital stock (or options or other rights convertible into, exercisable or exchangeable therefor);

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(k) increase in the salary or other compensation (cash, equity or otherwise) payable by the Company to any officers, directors, employees or advisors, or the declaration, or commitment or obligation of any kind for the payment by the Company of a severance payment, termination payment, bonus or other additional salary or compensation (cash, equity or otherwise) to any such person;

(l) sale, lease or other disposition of any of the material assets or material properties or any creation of any security interest in such material assets or material properties;

(m) loan by the Company to any person or entity, incurring by the Company of any indebtedness, guaranteeing of any indebtedness (in each case, except in the ordinary course of business and consistent with past practice, including, without limitation, travel and related expenses advanced to employees), issuance or sale of any debt securities or guaranteeing of any debt securities of others, except for advances to employees for travel and business expenses in the ordinary course of business consistent with past practices;

(n) waiver or release of any material or valuable right or claim of the Company, including any write-off or other compromise of any account receivable of the Company;

(o) the commencement, settlement, notice or threat of any lawsuit or proceeding or other investigation against the Company or its affairs, or any reasonable basis for any of the foregoing;

(p) notice to the Company, or their respective directors, officers or managers or advisors of any claim of ownership by any person other than the Company of the intellectual property owned by or developed or created by the Company or of infringement by the Company of any other person's intellectual property;

(q) issuance or sale, or contract to issue or sell, by the Company of any capital stock, or any securities, warrants, options or rights to purchase any of the foregoing;

(r) agreement or modification to any agreement pursuant to which any other party was granted marketing, distribution, development or similar rights of any type or scope with respect to any products or technology of the Company;

(s) hiring or termination of any employee of the Company;

(t) event or condition of any character that has had or is reasonably likely to have a Material Adverse Effect; or

(u) agreement by the Company, or any officer, manager or employee thereof on behalf of the Company to do any of the things described in the preceding clauses (a) through (t) (other than negotiations with Parent and its representatives regarding the transactions contemplated by this Agreement).
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10.10	Tax Matters.

(a) Definition of Taxes. For the purposes of this Agreement, the term "Tax" or, collectively, "Taxes" shall mean: (i) any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, capital gains, capital stock, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, stamp, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts (whether payable directly or by withholding, and whether or not requiring the filing of a Return (defined below)); (ii) any liability for the payment of any amounts of the type described in clause (i) above as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) above as a result of any express or implied obligation to indemnify any other person or as a result of any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

(b) Taxes. All Taxes which are due and payable by the Company and any interest or penalties thereon have been paid in full or accrued on the balance sheets included in the Financials. All federal, state and other tax returns of the Company required by law to be filed have been timely filed, and Company has paid or accrued on the balance sheets included in the Financials (including taxes on properties, income, franchises, licenses, sales and payrolls) all taxes which have become due pursuant to such returns or pursuant to any assessment. All such tax returns have been prepared in compliance with all applicable laws and regulations and are true and accurate in all material respects. The amounts set up as provisions for Taxes (including provision for deferred income taxes) on the Financials are sufficient for the payment of all unpaid federal, state, county and local taxes accrued for or applicable to all periods (or portions thereof) ending on or before the Effective Date. There are no tax liens on any of the property of the Company except those with respect to taxes not yet due and payable. There are no pending tax examinations nor has the Company received a revenue agent's report asserting a tax deficiency. The Company does not expect any taxing authority to claim or assess any amount of additional taxes against it. No claim has ever been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company is or may be subject to taxes assessed by such jurisdiction.

Copies of Company’s only federal, state and local income tax returns are included as Schedule 2.10(b). No waivers of any statute of limitations relating to the payment of taxes have been given by the Company and no waivers therefor have been requested by the Internal Revenue Service from the Company. No extensions have been obtained to file any tax return which has not heretofore been filed. The Company has withheld from each payment made to employees of the Company the amount of all taxes (including, but not limited to, federal, state and local income taxes, Federal Insurance Contribution Act taxes and Unemployment Tax Act taxes) required to be withheld therefrom and all amounts customarily withheld therefrom, and have set aside all other employee contributions or payments customarily set aside with respect to such wages and have paid or will pay the same to, or have deposited or will deposit such payment with, the proper tax receiving officers or other appropriate authorities. All Taxes and other amounts required to be collected and paid to a third party as required by law from customers' payments have been timely withheld and paid by the Company. The Company has filed its only tax return in a manner consistent with taxation as a corporation.

10.11
Restrictions on Business Activities. There is no agreement (noncompete or otherwise), commitment, judgment, injunction, order or decree to which the Company is a party or otherwise binding upon the Company, which has or may reasonably be expected to have the effect of prohibiting or impairing in any material respect any business practice, any acquisition of property, the conduct of business as currently conducted or otherwise materially limiting the freedom of the Company to engage in any line of business or to compete with any person.

10.12	Title of Properties; Absence of Liens and Encumbrances; Condition of Equipment.
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(a) The Company has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Liens, except: (i) as reflected in the Financials; (ii) Liens for Taxes not yet due and payable; and (iii) such imperfections of title and encumbrances, if any, which do not detract materially from the value of, or interfere materially with the present use of, the property subject thereto or affected thereby.

(b) Schedule 2.12(b) contains an accurate and complete list and description of all real property owned by the Company or in which the Company has a leasehold or other interest or which is used by the Company in connection with the operation of its business, together with a description of each lease, sublease, license, or any other instrument under which the Company claims or holds such leasehold or other interest or right to the use thereof or pursuant to which the Company has assigned, sublet or granted any rights therein, identifying the parties thereto, the rental or other payment terms, expiration date and cancellation and renewal terms thereof, and all machinery, tools, equipment, motor vehicles, rolling stock and other tangible personal property (other than inventory and supplies), owned, leased or used by the Company except for items having a value of less than $2,000 which do not, in the aggregate, have a total value of more than $10,000, setting forth with respect to all such listed property a summary description of all leases, liens, claims, encumbrances, charges, restrictions, covenants and conditions relating thereto, identifying the parties thereto, the rental or other payment terms, expiration date and cancellation and renewal terms thereof.

(c) The Company has not granted to any third party any right or license to use the Company's customer lists, customer contact information, customer correspondence or customer licensing and purchasing histories relating to its current and former customers.

10.13	Material or Significant Agreements, Contracts and Commitments.

(a) Except as set forth on Schedule 2.13(a), the Company is not presently a party to or bound by:

(i) any employment, consulting or sales agreement with any employee, consultant or salesperson of the Company that is not otherwise terminable without penalty upon no more than 30 days notice or involves payments of more than $10,000 per annum;

(ii) any agreement or plan relating to employee benefits or compensation involving payments of more than $10,000 per annum, including without limitation any option plan or purchase plan with respect to Equity Interests of the Company , any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

(iii) any material fidelity or surety bond or completion bond;

(iv) any lease of personal property having an annual rental rate in excess of $2,000 individually or $20,000 in the aggregate;

(v) any agreement, contract or commitment relating to capital expenditures and involving future payments in excess of $5,000 individually or $20,000 in the aggregate;

(vi) any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of the Company's business that involves future payments of more than $10,000;
AppendixC-201

(vii) any payables, mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit or evidencing any debt or any payable, debt or agreement which is secured by any assets of the Company and has a balance of more than $5,000.00;

(viii) any purchase order or contract for the purchase of materials or services involving in excess of $2,000 individually or $20,000 in the aggregate;
(ix) any material construction contracts;

(x) any dealer, distribution, joint marketing or development agreement or agreements relating to territorial arrangements, sales representation, operating or consulting agreements that is not otherwise terminable without penalty upon no more than 30 days notice or involves payments of more than $10,000 per annum;

(xi) any remarketer, reseller or other agreement for use or distribution of the Company's products, technology or services that may not be cancelled without penalty upon no more than 30 days notice;

(xii) any supplier or third party provider agreements that involves future payments in excess of $10,000 per annum and is not cancelable without penalty within 30 calendar days;

(xiii) any joint venture, partnership or other management agreements that involves future payments of more than $10,000;

(xiv) any advertising, marketing, telemarketing or promotional agreements that involves future payments of more than $5,000;

(xv) any material tax sharing agreement with any other party;

(xvi) any non-compete or other agreements restricting the business in any way;

(xvii) any independent agent or independent contractor agreements that is not cancelable without penalty within 30 calendar days;

(xviii) any agreements for the discount of the services or products offered by the Company that involve discounts of more than $5,000 per annum;

(xix) any material agreements pursuant to which the Company is obligated to indemnify any party;

(xx) any agreements that involves future payments of more than $5,000 or which is not otherwise cancelable without penalty within 30 calendar days with any current or former officer, director, employee, consultant or equity holder or any partnership, corporation, joint venture or other entity in which any such person has an interest;

(xxi) any irrevocable right of use or similar agreements that is not cancelable without penalty within 30 calendar days;

AppendixC-202

(xxii) any agreement providing for the purchase of telecommunications minutes, services or traffic that involves future payments of more than $5,000 or which is not otherwise cancelable without penalty within 30 calendar days; or

(xxiii) any other agreement, contract or commitment that involves $2,000 individually or $20,000 in the aggregate or more and is not cancelable without penalty within thirty (30) calendar days.
The undisclosed liabilities based on the thresholds as provided in this Section 2.13(a) do not exceed in the aggregate $25,000.

(b) The Company is in compliance with and has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any agreement, contract, lease, license or commitment to which it is a party or by which it is bound, including those included on Schedule 2.13(a) (collectively, the "Contracts"), nor does the Company have knowledge of any event that would constitute such a material breach, violation or default with the lapse of time, giving of notice or both. Each Contract is in full force and effect and is not subject to any material default thereunder, nor, to the Knowledge of the Company, is any party obligated to the Company pursuant thereto subject to any material default thereunder.

(c) The Company has obtained, or will obtain prior to the Effective Time, all necessary consents, waivers and approvals of parties to any Contract as are required thereunder in connection with the Merger or for such Contracts to remain in effect without modification, limitation or alteration after the Effective Date. Following the Effective Date, the Company will be permitted to exercise all of its rights under the Contracts without the payment of any additional amounts or consideration other than amounts or consideration which the Company would otherwise be required to pay had the transactions contemplated by this Agreement not occurred.

10.14
Interested Party Transactions. No officer, director, employee, shareholder, manager or member of the Company (nor any ancestor, sibling, descendant or spouse of any such person, or trust, partnership or corporation in which any such person has or has had an interest) has or has had, directly or indirectly: (i) an interest in any entity which furnished or sold, or furnishes or sells, services, products or technology that the Company furnishes or sells; (ii) any interest in any entity that purchases from or sells or furnishes to the Company, any goods or services; or (iii) a beneficial interest in any Contract to which the Company is a party; provided, however, that ownership of no more than 1% of the outstanding voting stock of a publicly traded corporation shall not be deemed to be an "interest in any entity" for purposes of this Section 2.14.

10.15	Governmental Authorization.

(a) Each consent, license, permit, grant, certificate, approval or other authorization (i) pursuant to which the Company currently operates or holds any interest in any of its properties, or (ii) which is required for the operation of its business as currently conducted or the holding of any such interest has been issued or granted and is listed on Schedule 2.15 (collectively, the "the Company Authorizations"). The Company is operating in compliance with all Company Authorizations. Each Company Authorization has been lawfully and validly issued and no proceeding or investigation is currently pending or threatened, and the Company has received no notice of any investigation, revocation, cancellation or modification with respect to any Company Authorization and knows of no basis therefor. The Company has timely filed all reports, data and other information required to be filed with any governmental entity or as required to maintain the Company Authorizations. The Company Authorizations are in full force and effect, and, shall remain in full force and effect without modification after the Effective Time.
AppendixC-203

10.16
Litigation. Except as set forth on Schedule 2.16, there is no action, suit, claim or proceeding of any nature pending or threatened against the Company or the Principal or their respective properties or any person or entity whose liability the Company or the Principal may have retained or assumed, either contractually or by operation of law, nor, to the Knowledge of the Company or Principal, is there any reasonable basis therefor. There is no investigation or other proceeding pending or threatened against the Company or the Principal, any of their respective properties or any person or entity whose liability the Company or the Principal may have retained or assumed, either contractually or by operation of law, by or before any Governmental Entity, nor, to the Knowledge of the Company or Principal, is there any reasonable basis therefor. Except as set forth on Schedule 2.16, no Governmental Entity has at any time challenged or questioned the legal right of the Company to conduct its operations as presently or previously conducted.

10.17
Accounts Receivable. All receivables of the Company (including accounts receivable, loans receivable and advances) which are reflected in the Balance Sheet, and all such receivables which will have arisen since the date thereof, shall have arisen only from bona fide transactions in the ordinary course of the business of the Company and shall be (or have been) fully collected when due, or in the case of each account receivable within 90 days after it arose (or, in the case of the BellSouth receivable reflected on Schedule 2.09(g), 180 days from the Management Date), without resort to litigation and without offset or counterclaim, in the aggregate face amounts thereof except to the extent of the normal allowance for doubtful accounts with respect to accounts receivable computed as a percentage of sales consistent with the Company's prior practices as reflected on the Financials.

10.18
Assets Necessary to Business. The Company presently has and at Closing will have title to all property and assets, real, personal and mixed, tangible and intangible, and all leases, licenses and other agreements, necessary to permit Subsidiary to carry on the business of the Company, as currently conducted.

10.19
Minute Books. The minutes of the Company made available to counsel for Parent are the only minutes of the Company and contain substantially accurate summaries of all material meetings of the board of directors (or committees thereof), the board of managers (or committees thereof), the shareholders (or committees thereof), the members (or committees thereof) of the Company , as applicable, and each action by written consent since the inception of each such entity.

10.20	Environmental Matters.

(a) Hazardous Material. The Company has not: (i) operated any underground storage tanks at any property that the Company has at any time owned, operated, occupied or leased; or (ii) illegally released any amount of any substance that has been designated by any Governmental Entity or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including without limitation PCBs, asbestos, petroleum, and urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws (a "Hazardous Material"). To the Knowledge of the Company, no Hazardous Materials are present in, on or under any property, including the land and the improvements, ground water and surface water thereof, that the Company or any Subsidiary has at any time owned, operated, occupied or leased.

(b) Hazardous Materials Activities. The Company has not transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Effective Time, nor has the Company or any Subsidiary disposed of, transported, sold, or manufactured any product containing a Hazardous Material (any or all of the foregoing being collectively referred to herein as "Hazardous Materials Activities") in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

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(c) Permits. The Company currently holds all environmental approvals, permits, licenses, clearances and consents (the "Environmental Permits") necessary for the conduct of Hazardous Material Activities by them, respectively, and other businesses of the Company as such activities and businesses are currently being conducted.

(d) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending or, to the Knowledge of the Company, threatened concerning any Environmental Permit, Hazardous Material or any Hazardous Materials Activity of the Company or any Subsidiary. The Company has no Knowledge of any fact or circumstance that is reasonably likely to involve the Company in any environmental litigation or impose upon the Company any environmental liability.

10.21
Brokers' and Finders' Fees. The Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

10.22	Employee Benefit Plans and Compensation.

(a) Definitions. For all purposes of this Agreement, the following terms shall have the following respective meanings:

(i) "Affiliate" shall mean any other person or entity under common control with the Company or Parent, as applicable, within the meaning of Section 414(b), (c), (m) or (o) of the Code, and the regulations issued thereunder.

(ii) "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

(iii) "the Company Employee Plan" shall mean any plan, program, policy, practice, contract, agreement or other material arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written, unwritten or otherwise, funded or unfunded, including without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA which is or has been maintained, contributed to, or required to be contributed to, by the Company or any Affiliate for the benefit of any Employee, or with respect to which the Company or any Affiliate has or may have any liability or obligation.

(iv) "DOL" shall mean the United States Department of Labor.

(v) "Employee" shall mean any current or former employee, consultant or director of the Company or any Affiliate.

(vi) "Employment Agreement" shall mean each management, employment, severance, consulting, relocation, repatriation, expatriation, visas, work permit or other agreement, or contract between the Company or any Affiliate and any Employee.

(vii) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

(viii) "FMLA" shall mean the Family Medical Leave Act of 1993, as amended.

(ix) "IRS" shall mean the United States Internal Revenue Service.

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(x) "Pension Plan" shall mean each the Company Employee Plan, which is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA.

(b) Schedule. Schedule 2.22(b) contains an accurate and complete list of each the Company Employee Plan and each Employment Agreement. The Company has no plan or commitment to establish any new the Company Employee Plan or Employment Agreement, to modify any the Company Employee Plan or Employment Agreement (except to the extent required by law), or to enter into any the Company Employee Plan or Employee Agreement.

(c) Documents. The Company has provided to Parent correct and complete copies of: (i) all documents embodying each the Company Employee Plan and each Employment Agreement including (without limitation) all amendments thereto and all related trust documents, administrative service agreements, group annuity contracts, group insurance contracts, and policies pertaining to fiduciary liability insurance covering the fiduciaries for each Plan; (ii) the most recent annual actuarial valuations, if any, prepared for each the Company Employee Plan; (iii) the three (3) most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each the Company Employee Plan; (iv) if the Company Employee Plan is funded, the most recent annual and periodic accounting of the Company Employee Plan assets; (v) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each the Company Employee Plan; (vi) all IRS determination, opinion, notification and advisory letters, and all applications and correspondence to or from the IRS or the DOL with respect to any such application or letter; (vii) all communications material to any Employee or Employees relating to any the Company Employee Plan and any proposed the Company Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to the Company; (viii) all correspondence to or from any governmental agency relating to any the Company Employee Plan; (ix) all COBRA forms and related notices (or such forms and notices as required under comparable law); (x) the three (3) most recent plan years discrimination tests for each the Company Employee Plan; and (xi) all registration statements, annual reports (Form 11-K and all attachments thereto) and prospectuses prepared in connection with each Company Employee Plan.

(d) Employee Plan Compliance. Except as set forth on Schedule 2.22(d), (i) the Company has performed in all material respects all obligations required to be performed by it under, is not in material default or violation of, and has no knowledge of any material default or violation by any other party to each the Company Employee Plan, and each the Company Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA or the Code; (ii) each the Company Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code has either received a favorable determination, opinion, notification or advisory letter from the IRS with respect to each such Company Employee Plan as to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation, or has remaining a period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such a letter and make any amendments necessary to obtain a favorable determination as to the qualified status of each such Company Employee Plan; (iii) no "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 4975 of the Code or Section 408 of ERISA (or any administrative class exemption issued thereunder), has occurred with respect to any the Company Employee Plan; (iv) there are no actions, suits or claims pending, or, to the Knowledge of the Company, threatened or reasonably anticipated (other than routine claims for benefits) against any the Company Employee Plan or against the assets of any the Company Employee Plan; (v) each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time, without material liability to the Parent, the Subsidiary, or the Company (other than ordinary administration expenses); (vi) there are no audits, inquiries or proceedings pending or, to the Knowledge of the Company , threatened by the IRS or DOL with respect to any Company Employee Plan; and (vii) the Company is not subject to any penalty or tax with respect to any the Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code.

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(e) No Pension Plans. The Company has not ever maintained, established, sponsored, participated in, or contributed to, any (i) Pension Plans subject to Title IV of ERISA or Section 412 of the Code; (ii) "multiemployer plan" within the meaning of Section (3)(37) of ERISA; or (iii) multiemployer plan, or to any plan described in Section 413 of the Code.

(f) No Post-Employment Obligations. No Company Employee Plan provides, or reflects or represents any liability to provide, retiree life insurance, retiree health or other retiree employee welfare benefits to any person for any reason, except as may be required by COBRA or other applicable statute, and the Company has never represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) or any other person that such Employee(s) or other person would be provided with retiree life insurance, retiree health or other retiree employee welfare benefit, except to the extent required by statute.

(g) Health Care Compliance. The Company has not , prior to the Effective Time and in any material respect, violated any of the health care continuation requirements of COBRA, the requirements of FMLA, the requirements of the Health Insurance Portability and Accountability Act of 1996, the requirements of the Women's Health and Cancer Rights Act of 1998, the requirements of the Newborns' and Mothers' Health Protection Act of 1996, or any amendment to each such act, or any similar provisions of state law applicable to its Employees.

(h) Effect of Transaction.

(i) Execution of this Agreement and the consummation of the transactions contemplated hereby will not constitute an event under any Company Employee Plan, Employment Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee.

(ii) No payment or benefit which will or may be made by the Company with respect to any Employee or any other "disqualified individual" (as defined in Code Section 280G and the regulations thereunder) will be characterized as a "parachute payment," within the meaning of Section 280G(b)(2) of the Code.

(i) Employment Matters. The Company : (i) is in compliance with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) has withheld and reported all amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to Employees; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no pending or, to the knowledge of the Company or Principals, threatened or reasonably anticipated claims or actions against the Company under any worker's compensation policy or long-term disability policy.

(j) Labor. No work stoppage or labor strike against the Company is pending, or, to the knowledge of the Company or Principals, threatened or reasonably anticipated. To the knowledge of the Company or Principals, there are neither any activities nor proceedings of any labor union to organize any Employees, nor have there ever been. There are no actions, suits, claims, labor disputes or grievances pending, or, to the knowledge of the Company or Principals, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Employee, including without limitation charges of unfair labor practices or discrimination complaints. The Company has not has engaged in any unfair labor practices within the meaning of the National Labor Relations Act. The Company is not presently, or has been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by the Company.
AppendixC-207

(k) Employees. Schedule 2.22(k) contains a true and complete list of the names and current salary rates and bonus commitments to all present employees of the Company and Schedule 2.22(k) or other Schedules attached as part of Section 2.22 contains a list of all contracts, agreements, Company Employee Plans, arrangements, commitments and understanding (formal and informal) pertaining to terms of employment, compensation, bonuses, profit sharing, stock purchases, stock repurchases, stock options, commissions, incentives, loans or loan guarantees, severance pay or benefits, change in control payments, use of the Company's property and related matters of the Company with any current or former officer, director, employee or consultant, and true and complete copies of all such contracts, agreements, plans, arrangements and understandings have been delivered to Parent heretofore.

(l) The Company will not have any responsibility for continuing any person in the employ (or retaining any person as a consultant) of the Subsidiary from and after the Effective Time or have any liability for any severance payments to or similar arrangements with any such person who shall cease to be an employee or consultant of the Company at or prior to the Effective Time.

(m) No facts or circumstances are known to exist that could provide a reasonable basis for a claim of wrongful termination or employment discrimination by any current or former employee of the Company against the Company.

10.23
Compliance with Laws; Relations with Governmental Entities. The Company has complied in all respects with, is not in violation of, and has not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation. Neither the Company nor the Principal, nor, to the Knowledge of the Company or the Principal, any of the Company's officers, directors, employees or agents (or shareholders, distributors, representatives or other persons acting on the express, implied or apparent authority of the Company) have paid, given or received or have offered or promised to pay, give or receive, any bribe or other unlawful payment of money or other thing of value, any unlawful discount, or any other unlawful inducement, to or from any person or Governmental Entity in the United States or elsewhere in connection with or in furtherance of the business of the Company (including any offer, payment or promise to pay money or other thing of value (a) to any foreign official, political party (or official thereof) or candidate for political office for the purposes of influencing any act, decision or omission in order to assist the Company in obtaining business for or with, or directing business to, any person or entity, or (b) to any person or entity, while knowing that all or a portion of such money or other thing of value will be offered, given or promised to any such official or party for such purposes. To the knowledge of the Company or the Principal, the business of the Company is not in any manner dependent upon the making or receipt of such payments, discounts or other inducements. The Company nor the Principal has otherwise taken any action that would cause the Company to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable Laws of similar effect.

10.24
Merger Tax Matters. The Company and the Principal represents that each of them understands that he or she must rely solely on his or her advisors and not on any statements or representations by Parent, or its agents, with respect to Tax consequences of the Merger and that the Company is relying on its own advisors as to such matters. No tax opinions are being required under Article V of this Agreement.

10.25
Intellectual Property. Schedule 2.25 contains a true, correct and complete listing of all Intellectual Property owned or licensed by or registered in the name of the Company and used or held for use in operations of the Business, all of which are transferable to Buyer by the sole act and deed of the Company , and no consent on the part of any other person is necessary to effectuate the transfer to Buyer of such Intellectual Property. The Company pays no royalty to anyone with respect to the Intellectual Property and has the right to bring action for the infringement thereof. The Company owns or possesses all rights to use all such Intellectual Property necessary to or useful for the conduct of the Business. The Company has not received any notice to the effect that any service rendered by the Company relating to the Business may infringe on any Intellectual Property right or other legally protectable right of another, nor does the Company or any Principal otherwise have any knowledge of any such infringement.

AppendixC-208

10.26
Customer Contracts. The contracts, agreements, understandings and commitments set forth and described in Schedule 2.26 (the "Customer Contracts") are the current forms of all of the types of customer contracts, agreements, commitments or understandings relating to the business and operations thereof to which the Company is a party. Separately described in Schedule 2.26 are all Customer Contracts of the Company that have generated $2,000 or more in revenue in any month since June 1, 2004 ("Significant Customer Contracts") and a list of all current customers of the Company.

The Company has not entered into any binding agreement with respect to any Customer Contract that could adversely affect the Company’s ability to enforce its rights under such Customer Contract. The Company has delivered true and complete copies of all written Significant Customer Contracts (and all amendments and modifications thereto) to Parent and Subsidiary prior to the execution of this Agreement, and each Significant Customer Contract represents the entire agreement between the Company and any other party to such Significant Customer Contract.

Since 120 days prior to the date of this Agreement, (i) no customer (or group of related customers) purchasing in the aggregate $25,000 in products and services over the past twelve (12) months-has terminated its relationship with the Company , and (ii) the Company has not received any written or oral communication from any customer (or group of related customers) purchasing in the aggregate $25,000 in products and services over the past twelve (12) months to the effect that such customer (or group of related customers) is experiencing financial difficulties which reasonably could be expected to affect adversely full and timely payment by such customer for services rendered by the Company.

10.27
Relationships with Suppliers. The Company or the Principal does not know of any written or oral communication, fact, event or action which exists or has occurred within 120 days prior to the date of this Agreement which would indicate that any current supplier to the Company or its Subsidiaries of items or services essential to the conduct of the business of the Company and its Subsidiaries may terminate or materially reduce its business with the Company.

10.28	Investment Representation; Legends.

(a) The Company understands that the Parent Common Stock and the Parent Stock Warrants to be issued pursuant to the terms of this Agreement have not been registered under the Securities Act of 1933 as amended (the "Securities Act") and the Parent Common Stock and Parent Stock Warrants are "restricted securities" as the term is defined in Rule 144 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act and the Company shareholders cannot transfer any of such Parent Common Stock and Parent Stock Warrants unless such shares are subsequently registered under the Securities Act or in a transfer that, in the opinion of legal counsel to Parent, is exempt from such registration.

(b) Each Company shareholder has been advised that the Parent Company Stock and the Parent Stock Warrants issued hereunder have not been and are not being registered under the Securities Act or under the Blue Sky laws of any jurisdiction, and that Parent in issuing such shares is relying upon, among other things, the representations and warranties of the Company and Principals contained in this Section including that such issuance is a "private offering" and does not require compliance with the registration provisions of the Securities Act.

10.29
Stockholder Matters. The Principal is and shall continue to be the sole holder of all of the Company's capital stock as of the date hereof and as of the Closing Date is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933, as amended.

AppendixC-209

10.30	Banking and Insurance.
(a) Schedule 2.30(a) contains a true and complete list of the names and locations of all financial institutions at which the Company maintains a checking account, deposit account, securities account, safety deposit box or other deposit or safekeeping arrangement, the number or other identification of all such accounts and arrangements and the names of all persons authorized to draw against any funds therein.

(b) Schedule 2.30(b) contains a true and complete list of all insurance policies and bonds and self insurance arrangements currently in force that cover or purport to cover risks or losses to or associated with the Company's business, operations, premises, properties, assets, employees, agents and directors and sets forth, with respect to each such policy, bond and self insurance arrangement, a description of the insured loss coverage, the expiration date and time of coverage, the dollar limitations of coverage, a general description of each deductible feature and principal exclusion and the premiums paid and to be paid prior to expiration. The Company has no obligation, liability or other commitment relating to any contract of insurance containing a provision for retrospective rating or adjustment of the Company's premium obligation. To the Company’s knowledge, no facts or circumstances exist that would cause the Company to be unable to renew its existing insurance coverage as and when the same shall expire other than possible increases in premiums that do not result from any act or omission of the Company.

10.31
Representations Complete. None of the representations or warranties made by the Company or the Principal in this Agreement, or to be furnished in or in connection with documents mailed or delivered to the Company Shareholders for use in soliciting their consent to this Agreement and the Merger, contains or, with respect to documents to be mailed to the Company Shareholders, will when mailed contain, any untrue statement of a material fact or omits or, with respect to documents to be mailed to the Company Shareholders, will when mailed omit, to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. No representations and warranties by the Company and Principal in this Agreement and no statement in this Agreement or any document or certificate furnished or to be furnished to Parent or Subsidiary pursuant hereto contains or will contain any untrue statement or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading. The Company and Principal have disclosed to Parent and Subsidiary all facts known to any of them material to the assets, liabilities, business, operation and property of the Company or its Subsidiaries. There are no facts known to the Company or Principal not yet disclosed which would adversely affect the Company's business, financial condition or future operations of the Company's business. All facts of material importance to the assets and to the business have been fully and truthfully disclosed to Parent and Subsidiary in this Agreement.

AppendixC-210

ARTICLE XI
REPRESENTATIONS AND WARRANTIES OF PARENT AND SUBSIDIARY

Parent and Subsidiary represent and warrant to the Company that on the date hereof and as of the Effective Date as though made at the Effective Time as follows:

11.01
Organization and Standing. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Mississippi. Each of Parent and Subsidiary has the full and unrestricted corporate power and authority to carry on its business as currently conducted. Each of Parent and Subsidiary has the full and unrestricted corporate power and authority to execute and deliver this Agreement, the Related Agreements and each other document required hereunder and to carry out the transactions contemplated hereby and thereby. Parent has the full and unrestricted corporate power and authority to issue the Parent Common Stock and Parent Stock Warrants hereunder and to carry out the transactions to be carried out by it as contemplated by this Agreement and all other Related Agreements.

11.02
Authorization. The execution, delivery and performance by each of Parent and Subsidiary of this Agreement and each other Related Agreement, the fulfillment of and compliance with the respective terms and provisions hereof and thereof, and the consummation by each of Parent and Subsidiary of the transactions contemplated hereby and thereby have been duly authorized by their respective Board of Directors and subject to the approval of the shareholders of the Parent and shareholders of the Subsidiary (a) will not conflict with, or violate any term or provision of (i) any law having applicability to each of Parent and Subsidiary, the effect of which would have an adverse material effect on the business of Parent or Subsidiary, or (ii) any provision of the certificate of incorporation or bylaws of Parent or Subsidiary; (b) will not conflict with, or result in any material breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, any material agreement to which Parent or Acquisition Sub is a party or by which it is bound; or (c) will not result in or require the creation or imposition of or result in the acceleration of any indebtedness, or of any encumbrance of any nature upon, or with respect to, Parent or Subsidiary. No other corporate action on the part of Parent or Subsidiary is necessary for Parent or Subsidiary to enter into this Agreement and all other Related Agreements and to consummate the transactions contemplated hereby and thereby, other than the approval of the Parent as the sole shareholder of the Subsidiary. The issuance by Parent of the Parent Common Stock and Parent Stock Warrants hereunder and the performance by Parent or Subsidiary of the terms and provisions of this Agreement and each other Related Agreements required to be performed by it have been duly authorized by all necessary corporate action of Parent (which authorization has not been modified or rescinded and is in full force and effect) other than the approval of the Parent as sole shareholder of the Subsidiary.

11.03
Binding Obligation. This Agreement and each other agreement to be executed by Parent or Subsidiary hereunder constitutes a valid and binding obligation of the Parent or Subsidiary, as applicable, enforceable against the Parent or Subsidiary, as applicable, in accordance with its terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

11.04
Issuance of Parent Common Stock and Parent Stock Warrants. All of the Parent Common Stock and Parent Stock Warrants to be issued pursuant to this Agreement have been duly authorized by Parent and, when issued in accordance with the terms of this Agreement, shall be validly issued, fully paid and nonassessable.

11.05
Litigation. There are no actions, suits, claims, arbitrations, proceedings or investigations pending, threatened or reasonably anticipated against, or involving Parent or Subsidiary or the transactions contemplated by this Agreement or any other Related Agreement, at law or in equity, or before or by any arbitrator or governmental authority, domestic or foreign, which could reasonably be expected to have a material adverse effect on the Parent or Subsidiary. Neither Parent nor Subsidiary is operating under, subject to or in default with respect to any order, award, writ, injunction, decree or judgment of any arbitrator or governmental authority relating to Parent or Subsidiary or their respective employees.

AppendixC-211

11.06
Securities and Exchange Commission Filings. Parent and Subsidiary have furnished the Company and the Principals with a true and complete copy of each final annual, quarterly and current report and each final prospectus filed by Parent with the SEC since January 1, 2002. No such filing with the SEC by Parent contained to Parent's Knowledge, as of the time of such filing, any untrue statement of a material fact or omitted a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

AppendixC-212

ARTICLE XII
COVENANTS OF PARTIES PRIOR TO THE EFFECTIVE TIME

12.01	[Intentionally omitted]

12.02
Restrictions on Transfer; Legends. The Parent Common Stock and all the Parent Stock Warrants to be issued in the Merger shall be characterized as "restricted securities" for purposes of Rule 144 under the Securities Act, and each certificate representing any of such shares shall bear a legend identical or similar in effect to the following legend (together with any other legend or legends required by applicable state securities laws or otherwise):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR IN COMPLIANCE WITH AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. IN ADDITION, THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN SALE RESTRICTIONS AS PROVIDED IN SECTION 8.11 OF THAT CERTAIN AGREEMENT AND PLAN OF MERGER BY AND AMONG I-55 TELECOMMUNICATIONS, L.L.C., XFONE, INC. AND XFONE USA, INC. DATED AS OF AUGUST 26, 2005.

12.03	Access to Information.

(a) The Company shall afford Parent, Subsidiary and its accountants, counsel and other representatives, reasonable access during the period prior to the Effective Date and during normal business hours upon reasonable advance notice to (i) all of the Company's properties, books, contracts, commitments and records; (ii) all other information concerning the business, properties and personnel (subject to restrictions imposed by applicable law) of the Company as Parent may reasonably request; and (iii) all employees of the Company as identified by Parent. The Company agrees to provide to Parent and its accountants, counsel and other representatives copies of internal financial statements (including Tax returns and supporting documentation) promptly upon request.

(b) No information or knowledge obtained in any investigation pursuant to this Section 4.03 shall affect or be deemed to modify: any representation or warranty contained herein, the conditions to the obligations of the parties to consummate the Merger in accordance with the terms and provisions hereof, or the indemnification obligations of the Company and the Principals.

(c) All information furnished by one party to another pursuant hereto shall be treated as the sole property of the party furnishing the information until consummation of the Merger contemplated hereby and, if such Merger shall not occur, the party receiving the information shall retrieve, if necessary, and return to the party which furnished such information all documents or other materials containing, reflecting or referring to such information, shall use its best efforts to keep confidential all of such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. If the Merger is not consummated, the obligation to keep such information confidential shall continue for two (2) years from the date the proposed Merger is abandoned and shall not apply to (i) any information which (a) the party receiving the information can establish by convincing evidence was already in its possession prior to the disclosure thereof by the party furnishing the information, (b) was then generally known to the public or set forth in public records, (c) became known to the public through no fault of the party receiving the information, or (d) was disclosed to the party receiving the information by a third party not bound by an obligation of confidentiality, or (ii) disclosures in accordance with an order of a court of competent jurisdiction.
AppendixC-213

12.04
Public Disclosure. The parties hereto agree that prior to the Effective Time, none of them will make or engage in any press release, publicity or other public disclosure of the matters which are the subject of this Agreement without the prior written consent of Parent and the Company, unless such party believes in good faith upon consultation with counsel that such press release, publicity or other public disclosure is required by law or legal process, in which event such party will give Parent and the Company as much advance notice thereof as is practicable under the circumstances and will give good faith consideration to any comments made with respect thereto by the other parties hereto prior to the time when such press release, publicity or other public disclosure is made.

12.05
Conduct Business in Ordinary Course. The Company shall, through the Management Date, use its best efforts to preserve its business and the assets and maintain its existing contracts and licenses and to preserve for the Subsidiary the present relationships with customers, employees, lessors and any other persons having business relations with the Company. Except as contemplated by this Agreement or as reasonably required to carry out its obligations hereunder, the Company shall, through the Management Date, maintain and service the business and the assets only in the ordinary course of business and, in addition, shall not (except to the extent that Parent has consented in advance in writing thereto: (i) enter into any agreement in connection with the business or assets that may not be terminated on less than thirty (30) days' notice or that may reasonably be expected to have a Material Adverse Effect on the business or assets, (ii) make any capital purchases or commitments relating to the Assets that exceed, individually or in the aggregate, $10,000; (iii) place, or allow to be placed, an Encumbrance on any of the assets, (iv) sell, assign, lease or otherwise transfer or dispose of any interest in any asset (other than in the ordinary course of business), (v) commit any act or omit to do any act, or engage in any activity or transaction or incur any obligation (by conduct or otherwise), that (individually or in the aggregate) reasonably could be expected to have a Material Adverse Effect on the business or assets; (vi) do or omit to do any act (or permit such action or omission) which reasonably could be expected to cause a breach of any contract or Governmental Authorizations, or (vii) take any action or fail to take any action that would reasonably be expected to cause any of the representations, warranties or covenants contained herein to be untrue or incorrect or incapable of being performed or satisfied on the Management Date. Through the Management Date, the Company shall not (except to the extent that Parent has consented in advance in writing thereto): (i) provide service or agree to provide service to any customer at rates that are different than those that were in effect for such customer (or would have been in effect for any new customer) as of June 23, 2005, (ii) offer any promotions or special incentives or arrangements to customers that were not being offered to all customers at June 23, 2005, including, but not limited to, any promotions or special incentives or arrangements with respect to pricing or usage, or (iii) amend or modify any Customer Contract. Prior to and through the day following the Management Date, the Company and its Subsidiaries shall maintain in full force and effect all of its existing casualty, liability, and other insurance in amounts not less than those in effect on the date hereof, except for changes in such insurance that are made in the Ordinary Course of Business.

12.06
Consents and Approvals. The Company shall use its best efforts to obtain, prior to the Closing, the consent of the Public Service Commissions in Louisiana and Mississippi and all waivers, consents and approvals including those as provided in Schedule 5.02(b), that are required in order to effect the Merger so as to preserve all rights of and benefits of the Company thereunder for the Subsidiary. Parent and Subsidiary shall use commercially reasonable efforts to assist the Company in the Company's efforts to obtain such waivers, consents and approvals. In addition, the Company and Parent and Subsidiary shall use their commercially reasonable efforts to obtain all other waivers, consents and approvals of all Governmental Authorities that are required in order for them to consummate the transactions contemplated by this Agreement or to perform the other obligations of the Company and Parent and Subsidiary hereunder. The Company and Parent and Subsidiary shall: (i) cooperate in the filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to applicable statutes, rules, regulations or orders of any Governmental Authority or supra-governmental authority in connection with the transactions contemplated by this Agreement; and (ii) use their respective best efforts to cause any applicable waiting periods thereunder to expire and any objections to the transactions contemplated hereby to be withdrawn before the Effective Date. All expenses incurred in obtaining the waivers, consents and approvals described in this Section 4.06 shall be paid by the Company.

AppendixC-214

12.07
Financial Statements. Through the Management Date, the Company shall provide Parent with unaudited statements of assets and liabilities of the Company, and statements of revenues and expenses reflecting the results of operations of the Company for each month beginning with August 2005 within twenty (20) days of the end of each such month. All of the foregoing financial statements shall comply with the requirements concerning financial statements set forth in Section 2.07.

12.08	Notification of Certain Matters.

(a) Through the Management Date, the Company and the Principal, as the case may be, shall give prompt written notice to Parent of: (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of the Company or any of the Principals, respectively and as the case may be, contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Date; and (ii) any failure of the Company or the Principal, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 4.08(a) shall not constitute an acknowledgment or admission of a breach of this Agreement. No disclosure by the Company or the Principal pursuant to this Section 4.08(a) shall be deemed to have cured any breach of any representation or warranty made in this Agreement for purposes of determining whether or not the conditions set forth in Article V have been satisfied, or be deemed to have cured any such breach of a representation or warranty in this Agreement and to have been disclosed as of the date of this Agreement for purposes of Article VI hereof.

(b) The Parent and Subsidiary shall give prompt written notice to the Company of: (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of the Parent and Subsidiary contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time; and (ii) any failure of the Parent and Subsidiary to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 4.08(b) shall not constitute an acknowledgment or admission of a breach of this Agreement. No disclosure by the Parent or Subsidiary pursuant to this Section 4.08(b) shall be deemed to have cured any breach of any representation or warranty made in this Agreement for purposes of determining whether or not the conditions set forth in Article VI have been satisfied, or be deemed to have cured any such breach of a representation or warranty in this Agreement and to have been disclosed as of the date of this Agreement for purposes of Article VI hereof.

12.09
Additional Documents and Further Assurances. Each party hereto, at the request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the Merger and the transactions contemplated hereby.

12.10
Federal and State Securities Exemptions. The parties agree to use commercially reasonable efforts to ensure that the issuance of the Parent Stock Consideration will be exempt from registration under the Securities Act by reason of Section 4(2) and/or Regulation D thereof (the "Private Placement Exemption").

12.11
Shareholder List. As of a date which is two (2) calendar days prior to the Effective Date, the Company shall provide Parent and its counsel with a statement certified by the principal executive officer of the Company and Principals setting forth any changes which would have been required to be set forth on Schedule 2.03 or Section 2.29 as if such had been made and certification that there are no outstanding options or other rights to any equity interest in the Company (the "Updated Capitalization Certificate").

AppendixC-215

12.12	Non-Competition and Non-Solicitation.

(a) As a material inducement to Parent and Subsidiary to enter into and perform their obligations under this Agreement, and in order to preserve and protect the trade secrets and proprietary, confidential information of Parent and Subsidiary after the Closing, for a period of two (2) years following the date of this Agreement (the "Noncompetition Period"), the Principal will not, directly or indirectly, either for himself or for any partnership, limited liability company, individual, corporation, joint venture or any other entity "participate in" (as defined below) any business (including, without limitation, any division, group or franchise of a larger organization) which engages in any "Internet Services and Telecommunications Business" in the parishes and counties listed on Exhibit “E” (the "Restricted Area"). For purposes of this Agreement, "Internet Services and Telecommunications Business" shall mean the business of providing any type of telecommunication services or internet access services to any person or customer within the Restricted Area, including, without limitation, local, long distance, broadband, dial up data services, wireless, DSL, Voice-over-Internet Protocol (VoIP) and any other service or product being offered or provided by the Parent or Subsidiary or any of its affiliates. For purposes of this Agreement, the term "participate in" shall include, without limitation, having any direct or indirect interest in any corporation, partnership, limited liability company, joint venture or other entity, whether as a sole proprietor, owner, shareholder, partner, member, manager, joint venturer, creditor or otherwise, or rendering any direct or indirect service or assistance to any individual corporation, partnership, limited liability company, joint venture and other business entity (whether as a director, officer, manager, supervisor, employee, agent, consultant or otherwise). Notwithstanding the foregoing, nothing in this Section 4.12 shall prohibit any Principal or any other Non-Compete Party from owning not more than five percent (5%) of the debt or equity securities of a publicly traded corporation which may compete with Parent.

(b) During the Noncompetition Period, and in order to preserve and protect the trade secrets and proprietary, confidential information of Parent and the Subsidiary after the Effective Date, the Principal shall not (i) induce or attempt to induce any employee of Parent or the Subsidiary to leave the employ of Parent or the Subsidiary, or in any way interfere with the relationship between Parent or Subsidiary or any employee thereof, (ii) hire directly or through another entity any individual employed by Parent or the Subsidiary who was previously employed by the Company, or (iii) induce or attempt to induce any customer, supplier, licensee, distributor or other business relation of Parent or the Subsidiary (including those previously with the Company) to cease doing business with Parent or the Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee, distributor or business relation and Parent or the Subsidiary (including, without limitation, making any negative statements or communications concerning Parent or the Subsidiary).

(c) If, at the time of enforcement of this Section 4.12, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law. The Principal with respect to the terms of this Section 4.12 agrees that the restrictions contained in this Section 4.12 are reasonable.

(d) If at any time during the Noncompetition Period the Principal desires to participate in an activity that he believes might be prohibited by this Section 4.12, such person may request in writing (a "Clarification Request") a determination by Parent as to whether such proposed activity would violate this Section 4.12. Parent shall respond in writing to such Clarification Request (a "Clarification Response") within thirty (30) days of receipt thereof from the requesting person.

(e) The Principal by execution of this Agreement agrees to the terms of this Section 4.12 as to himself.

(f) Nothing in this Section 4.12 shall be construed to prohibit Principal from acting as a reseller of Parent’s or Subsidiary’s services, acting as an agent of Parent or Subsidiary, or otherwise from earning commissions by obtaining customers for Parent or Subsidiary.
AppendixC-216

12.13
Approval of Shareholders. The Principal by execution hereof does hereby as the sole owner of all of the Company Common Stock, which constitutes all of the equity of the Company, approve for and on behalf of the Company this Agreement and Related Agreements and the Merger and the execution and delivery of this Agreement and the Related Agreements by the Company and the consummation of the Merger and the transactions contemplated by this Agreement and the Related Agreements and the performance by the Company through its officers and directors/managers of all of its obligations as provided in this Agreement and the Related Agreements in order to consummate the Merger and transactions contemplated under this Agreement and the Related Agreements.

12.14
No Shop. Until such time, if any, as this Agreement is terminated pursuant to Article VII, neither the Company or the Principal will not and each of their representatives will not directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, any person (other than Parent) relating to any transaction involving the sale of the business or assets of the Company, or any of the capital stock of the Company, or any merger, consolidation, business combination, or similar transaction involving the Company.

AppendixC-217

ARTICLE XIII
CONDITIONS TO THE MERGER

13.01
Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of the Company, Parent and Subsidiary to effect the Merger shall be subject to the satisfaction at or prior to the Effective Date of the following conditions:

(a) Shareholder Approval. This Agreement and the Merger shall be approved and adopted by the shareholders of Subsidiary by the requisite vote under applicable law and the Subsidiary’s Certificate of Incorporation.

(b) No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

(c) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending.

(d) Articles of Merger. The Articles of Merger shall have been filed with the Secretary of State of the State of Mississippi and the Certificate of Merger shall have been filed with the Louisiana Secretary of State.

(e) Tax-Free Merger. The Merger and the proposed transaction among Parent, Subsidiary and I-55 Internet Services, Inc., taken individually or together, shall have no adverse tax consequences to Company, I-55 Internet Services, Inc., or either of their shareholders.

(f) Debt Restructure. The Parent and Subsidiary shall have entered into agreements for the terms for repayment or purchase of the debt due from Company to the Principal, Tricou Construction, Bon Aire Estates, Bon Aire Utility, Danny Acosta, Intercosmos and Jeff Smyly, all on terms satisfactory to Parent and Subsidiary.

(g) BellSouth Credits. On or before the Management Date, Parent shall create an escrow satisfactory to Principal, Parent and Subsidiary into which Parent shall deposit $100,000 in Parent Common Stock and $50,000 in Parent Stock Warrants, to be held in the name of the escrow agent, to be released to Principal if and to the extent that Principal and/or Subsidiary recovers from BellSouth monies or payables not reflected on the financials of the Company (other than the new receivable reflected on Schedule 2.09(g)).  The escrow shall terminate on the Closing Date, and any stock or warrants remaining in the escrow on the Closing Date shall revert to Parent.

13.02
Conditions to the Obligations of Parent and Subsidiary. The obligation of Parent and Subsidiary to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

AppendixC-218

(a) Representations, Warranties and Covenants.

(i) The representations and warranties of the Company and the Principal in this Agreement (other than the representations and warranties of the Company and the Principal as of a specified date, which will be true and correct as of such date) shall be true and correct on and as of: (A) the date of this Agreement and (B) the Effective Time as though such representations and warranties were made on and as of the Effective Time (it being understood that, for purposes determining the accuracy of each such representation and warranty pursuant to clauses (A) and (B), any update of or modification to the Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded).

(ii) Each of the Company and the Principal shall have performed and complied with all covenants and obligations under this Agreement required to be performed and complied with by such parties as of the Effective Time.

(b) Third Party Consents. Parent shall have been furnished with evidence satisfactory to it that the Company has obtained all consents, waivers, approvals, and assignments listed in Schedule 5.02(b).

(c) No Material Adverse Change. There shall not have occurred any event or condition of any character since the date of this Agreement that has had or is reasonably likely to have a material adverse effect on the Company or its business, assets or prospects.

(d) Certificate of the Company and the Principal. Parent shall have received a certificate, validly executed by the Principal and the principal executive officer of the Company for and on its behalf, to the effect that, as of the Closing:

(i) all representations and warranties made by the Company and the Principal in this Agreement (other than the representations and warranties of the Company and the Principal as of a specified date, which will be true and correct as of such date) were true and correct on and as of: (A) the date of this Agreement and (B) the Effective Date as though such representations and warranties were made on and as of the Effective Time;

(ii) all covenants and obligations under this Agreement to be performed by the Company or the Principal on or before the Closing have been so performed; and

(iii) the conditions to the obligations of Parent and Subsidiary set forth in Section 5.02 have been satisfied (unless otherwise waived in accordance with the terms hereof).

(e) Certificate of Secretary of the Company. Parent shall have received a certificate, validly executed by the Secretary of the Company, certifying as to (i) the correct form and effectiveness of the Articles of Organization and the Operating Agreement of the Company, including all amendments thereto; and (ii) the valid adoption of resolutions of the board of directors of the Company and the sole Company Shareholder Member approving this Agreement and the consummation of the transactions contemplated hereby.

(f) Certificate of Good Standing. Parent shall have received certificates of good standing of the Company from the Secretary of State of the State of Mississippi and Louisiana and any other jurisdiction where the Company is required to qualify to do business, each dated within ten (10) business days prior to the Closing.

(g) Working Capital Requirement. The Company’s "Working Capital" (as defined herein) as of the Management Date shall not be more than a deficit of $10,000.00 ("Working Capital Requirement"), as shown on a balance sheet and Profit and Loss Statement and combining worksheet (prepared in accordance with GAAP and consistent with the December 31, 2004 Financials) as of the Management Date ("Management Date Financials"). "Working Capital" shall mean the current assets less the total liabilities (excluding the Long Term Liabilities as defined in Section 5.02(q)) as determined in accordance with GAAP. In the event that the Working Capital Requirement is not met, the Parent and Subsidiary may nevertheless elect to close and reduce the Parent Stock Consideration by an amount equal to the difference between the Working Capital Requirement and the actual Working Capital Deficit. In the event that the Working Capital deficit is less than the Working Capital Requirement, then the Parent Stock Consideration shall be increased by an amount equal to the amount by which the Working Capital Deficit is less than the Working Capital Requirement.

AppendixC-219

Appendix D

XFONE, INC.
2004 STOCK OPTION PLAN

This 2004 Stock Option Plan (the "Plan") provides for the grant of options to acquire common shares (the "Common Shares") in the capital of Xfone, Inc., a corporation formed under the laws of the State of Nevada (the "Corporation"). Stock options granted under this Plan will include:

(a) stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which will be referred to in this Plan as "Incentive Stock Options";

(b) stock options that do not qualify under Section 422 of the Code, will be referred to in this Plan as "Non-Qualified Stock Options".

(c) stock options that qualify under Section 102 of the Israeli Tax Ordinance (New Version) 1961, as amended and the rules and regulations promulgated thereunder (the "Ordinance"), which will be referred to in this Plan as "Section 102 Options" .

Incentive Stock Options, Non-Qualified Stock Options and Section 102 Options granted under this Plan are collectively referred to as "Options".

1. PURPOSE; APPLICABLE LAWS

1.
The purpose of this Plan is to retain the services of valued key employees, consultants and of the Corporation and such other persons as the Plan Administrator (as hereinafter defined) shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Corporation, thereby strengthening their incentive to achieve the objectives of the shareholders of the Corporation, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

2.
This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable corporate laws, applicable United States federal and state securities laws, the Code, applicable Israeli tax laws, Israeli securities laws, Israeli corporate laws, Israeli foreign exchange control laws the rules of any applicable stock exchange or stock quotation system, and the rules of any other foreign jurisdiction applicable to Options granted to residents therein (collectively, the "Applicable Laws").

appendix D1

2.	ADMINISTRATION

1.
This Plan shall be administered initially by the board of directors of the Corporation (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator".

2.
If and so long as the Common Shares is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Corporation wishes to grant Incentive Stock Options, then the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.

3.
The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

4.
Subject to the provisions of this Plan and any Applicable Laws, and with a view to accomplishing the purpose of the Plan, the Plan Administrator shall have sole authority, in its absolute discretion, to:

a.	construe and interpret the terms of the Plan and any Option granted pursuant to this Plan;

b.	define the terms used in the Plan;

c.	prescribe, amend and rescind the rules and regulations relating to this Plan and various Option Agreements;

d.	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

e.	grant Options under this Plan, except grants to directors, the CEO and the CFO of the Corporation, which will be granted by the Board as a whole;

appendix D2

f.	determine the individuals to whom Options shall be granted under this Plan and whether the Option is granted as an Incentive Stock Option, Non-Qualified Stock Option, or Section 102(b) Option;

g.	make an election under Section 102(b)(1) or (2) of the Ordinance;

h.	determine the time or times at which Options shall be granted under this Plan;

i.	determine the number of Common Shares subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

j.	determine all other terms and conditions of the Options; and

k.	make all other determinations and interpretations necessary and advisable for the administration of the Plan.

5.
All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

3.	ELIGIBILITY

1.
Incentive Stock Options may be granted to any individual who, at the time such Option is granted, is an employee of the Corporation or any Related Corporation, and not a director. (as hereinafter defined) (an "Employee").

2.	Non-Qualified Stock Options may be granted to Employees, and to such other persons who are not Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.	Section 102 Options - See Section 4 below.

4.
Anything in the Plan to the contrary notwithstanding, all grants of Options to Israel regarding directors and office holders of the Israeli subsidiary, Xfone Communications Ltd., ("Nosei Misra" - as such term is defined in the Companies Law, 1999 - the "Companies Law") shall be authorized and implemented only in accordance with the provisions of the Companies Law, as in effect from time to time.

5.
Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Corporation or any subsidiary of the Corporation. Options also may be granted in exchange for outstanding Options.

appendix D3

6.	Any person to whom an Option is granted under this Plan is referred to as an "Optionee". Any person who is the owner of an Option is referred to as a "Holder".

7.
As used in this Plan, the term "Related Corporation" shall mean any corporation (other than the Corporation) that is a "Parent Corporation" of the Corporation or "Subsidiary Corporation" of the Corporation, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.	DESIGNATION OF OPTIONS PURSUANT TO SECTION 102 (RELEVANT ONLY TO ISRAELI EMPLOYEES)

1.
The Corporation will designate Options granted to Employees pursuant to Section 102 as Approved 102 Options (means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Optionee).

2.	The grant of Approved 102 Options shall be made under this Plan adopted by the Board, and shall be conditioned upon the approval of this Plan by the ITA (Israeli Tax Authorities).

3.
Approved 102 Options under this plan will be classified as a capital gain option and will qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) and shall be referred to herein as "CGO".

4.
The Corporation's election of the CGO granted to Employees (the "Election"), shall be appropriately filed with the ITA before the Date of Grant of an Approved 102 Option. Such Election shall become effective beginning the first Date of Grant of an Approved 102 Option under this Plan and shall remain in effect until the end of the year following the year during which the Corporation first granted Approved 102 Options. The Election shall obligate the Corporation to grant only the type of Approved 102 Option it has elected, the CGO, and shall apply to all Optionees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance.

5.
All Approved 102 Options must be held in trust by a Trustee (means any individual appointed by the Corporation to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.), as described in Section 5 below.

appendix D4

6.
For the avoidance of doubt, the designation of the Approved 102 Options shall be subject to the terms and conditions set forth in Section 102 of the Ordinance and the regulations promulgated thereunder.

7.
With regards to Approved 102 Options, the provisions of the ISOP and/or the Option Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer's permit, and the said provisions and permit shall be deemed an integral part of the ISOP and of the Option Agreement. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the ISOP or the Option Agreement, shall be considered binding upon the Corporation and the Optionees.

5.	TRUSTEE

1.
Approved 102 Options which shall be granted under the ISOP and/or any Shares allocated or issued upon exercise of such Approved 102 Options and/or other shares received subsequently following any realization of rights, including, without limitation, bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Optionees for such period of time according to each Optionee's vesting schedule and as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the "Holding Period"). In the case the requirements for Approved 102 Options are not met, then the Approved 102 Options shall be treated as Unapproved 102 Options, all in accordance with the provisions of Section 102 and regulations promulgated thereunder.

2.	The Optionee will be responsible to immediately settle on its own account all the tax issues and liabilities that are related to the Options or the Common Shares.

3.
Upon receipt of Approved 102 Option, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Approved 102 Option or Share granted to him thereunder.

4.
With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not be entitled to sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance.

appendix D5

5.
With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee and held by the Optionee or by the Trustee, as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Corporation's incorporation documents (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102.

6.	STOCK

1.
The Plan Administrator is authorized to grant Options to acquire up to a total of 5.5 million Common Shares (five million and five hundred thousand Common Shares). The number of Common Shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 7.1(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the Common Shares allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of Common Shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

2.
According to Section 4.1, Options will be put aside for the Approved 102 Options (means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Optionee).

7.	TERMS AND CONDITIONS OF OPTIONS

1.
Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (each, an "Option Agreement"). Agreements may contain such provisions, not inconsistent with this Plan or any Applicable Laws, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

a.	Number of Shares and Type of Option.

Each Agreement shall state the number of Common Shares to which it pertains and whether the Option is intended to be an Incentive Stock Option, Non-Qualified Stock Option or a Section 102(b) Option; provided that:

appendix D6

i.	the number of Common Shares that may be reserved pursuant to the exercise of Options granted to any person shall not exceed 5% of the issued and outstanding Common Shares of the Corporation;

ii.	in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

iii.
the aggregate fair market value (determined at the Date of Grant, as defined below) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Corporation, a Related Corporation or a predecessor corporation) shall not exceed U.S.$100,000 in fair value, or such other limit as may be prescribed by the Code as it may be amended from time to time (the "Annual Limit"); and

iv.	any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

b.	Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

c.	Option Price

Each Agreement shall state the price per Common Share at which it is exercisable. The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

i.
the per share exercise price for an Incentive Stock Option or any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m) of the Code shall not be less than the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith;

appendix D7

ii.
with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Corporation (as determined with reference to Section 424(d) of the Code), the exercise price per share shall at least one hundred ten percent (110%) above fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith; and

iii.
Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Corporation or any subsidiary of the Corporation may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

iv.
solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Corporation's shares are listed on any established stock exchange or a national market system or if the Corporation's shares will be registered for trading within ninety (90) days following the date of grant of the CGOs, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Corporation's shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

appendix D8

d.	Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to Section 7.1(g) below, the expiration date of the Option, which date shall not be later than 10 years from the Date of Grant; provided, that the Plan Administrator decided otherwise in specific option agreements or, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Corporation (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Section 7 shall expire 10 years from the Date of Grant.

e.	Vesting Schedule

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted.;

The vesting period for Approved 102 Options (means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Optionee will be determined according to Section 4 herein.

f.	Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.

g.	Term of Option

i.	Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

A.	the expiration of the Option, as designated by the Plan Administrator in accordance with Section 7.1(d) above;

appendix D9

B.	the date an Optionee receives a notice of his or her termination of employment or contractual relationship with the Corporation or any Related Corporation for Cause (as hereinafter defined); or

C.
the expiration of three (3) months, unless otherwise determined in specific agreements by the Plan Administrator, from the date of an Optionee's termination of employment or contractual relationship with the Corporation or any Related Corporation for any reason whatsoever other than Cause, but not including death or disability, unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option;

ii.
Notwithstanding Section 7.1(g)(i) above, any vested Options which have been granted to an Optionee in the Optionee's capacity as a director of the Corporation or any Related Corporation shall terminate upon the occurrence of the first of the following events:

A.	the event specified in Section 7.1(g)(i)A above;

B.
the expiration of three (3) months, unless otherwise determined in specific agreements by the Plan Administrator, from the date the Optionee ceases to serve as a director of the Corporation or Related Corporation, as the case may be, unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option.

iii.
Upon the death of an Optionee, any vested option still in force and unexpired may be exercised by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the Optionee's domicile at the time of death, within a period of twelve (12) months after the date of such termination.

appendix D10

iv.
In the event of the termination and/or resignation of employment or consulting services of an Optionee due to total disability, the Optionee or his guardian or legal representative, shall have the right to exercise any Option which has not been previously exercised or expired and which the Optionee was eligible to exercise as of the first date of total disability, at any time within one year after such termination and/or resignation or separation, unless such Option is earlier terminated pursuant to its terms. All Options that are not exercisable as of the date of the Optionee’s termination and/or resignation or which are not exercised within one year thereafter shall be deemed canceled and terminated as of such applicable date. The term "total disability" shall, for purposes of this Plan, shall be determined by the Plan Administrator in its sole discretion.

v.
For purposes of the Plan, unless otherwise defined in the Agreement, termination for "Cause" shall mean such termination is for 'cause' as such term is expressly defined in a then-effective written agreement between the Optionee and the Corporation or any Related Corporation, or in the absence of such then-effective written agreement and in the case of an Employee or an Israeli Employee, termination for the following reasons (i) conviction of any felony involving moral turpitude or affecting the Corporation; (ii) any refusal to carry out a reasonable directive of the chief executive officer, the Board or the Optionee's direct supervisor, which involves the business of the Corporation or its Related Corporation and was capable of being lawfully performed; (iii) embezzlement of funds of the Corporation or its Related Corporation; (iv) any breach of the Optionee's fiduciary duties or duties of care of the Corporation; including without limitation disclosure of confidential information of the Corporation; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Corporation. Unless accelerated in accordance with Section 7.1(f) above, unvested Options shall terminate immediately upon termination of employment or contractual relationship of an Optionee with the Corporation or a Related Corporation, or termination of an Optionee's services as a director of the Corporation or a Related Corporation, for any reason whatsoever, including death or disability.

appendix D11

vi.
For purposes of this Plan, transfer of employment between or among the Corporation and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Corporation or any Related Corporation. Employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless otherwise determined in specific agreements by the Plan Administrator and unless the Optionee's re-employment rights are guaranteed by statute or by contract.

h.	Exercise of Option

i.
Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the Common Shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. Only whole Common Shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) Common Share, it is unexercisable.

ii.
Options or portions thereof may be exercised by giving written notice to the Corporation, which notice shall specify the number of Common Shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Shares so purchased, which payment shall be in the form specified in Section 7.1(i) below. The Corporation shall not be obligated to issue, transfer or deliver a certificate representing Common Shares to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Corporation, for the payment of the aggregate exercise price for all Common Shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee.

appendix D12

iii.	For Israeli Employees the above mentioned in section h(ii) is subject to section 102 and the trust mechanism as defined in section 5 of this Plan.

With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Corporation or any Corporation Related, the Optionee shall extend to the Corporation and/or its Corporation Related a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

i.	Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Corporation in cash or by certified or cashier's check. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

i.
by delivering to the Corporation Common Shares previously held by such Holder, or by the Corporation withholding Common Shares otherwise deliverable pursuant to exercise of the Option, which Common Shares received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise;

ii.
by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Shares and deliver directly to the Corporation the amount of sale or margin loan proceeds to pay the exercise price; or

iii.	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

appendix D13

j.	No Rights as a Shareholder; Voting Proxy

i.
A Holder shall have no rights as a shareholder of the Corporation with respect to any Common Shares covered by an Option until such Holder becomes a record holder of such Common Shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 7.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Shares for which the record date is prior to the date the Holder becomes a record holder of the Common Shares covered by the Option, irrespective of whether such Holder has given notice of exercise.

ii.
The right to vote any Common Share acquired hereunder pursuant to an award of the Options, shall be given by the Optionee or the Optionee's transferee, pursuant to an irrevocable proxy, to the person or persons designated by the Board of Directors of Xfone, Inc. All awards of options granted hereunder shall be conditioned upon the execution of such irrevocable proxy. So long as Common Shares are held by a Trustee and unless the Trustee shall be directed otherwise by the Board of Director, such shares shall be voted by the Trustee in accordance with the directions of the Board of Directors.

k.	Non-transferability of Options

Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

appendix D14

l.	Securities Regulation and Tax Withholding

i.
Common Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Common Shares shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Corporation with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such Common Shares. The inability of the Corporation to obtain from any regulatory body the authority deemed by the Corporation to be necessary for the lawful issuance and sale of any Common Shares under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any Common Shares under this Plan, shall relieve the Corporation of any liability with respect to the non-issuance or sale of such Common Shares.

ii.
As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the Common Shares are being purchased only for investment and without any then-present intention to sell or distribute such Common Shares. If necessary under Applicable Laws, the Plan Administrator may cause a stop-transfer order against such Common Shares to be placed on the stock books and records of the Corporation, and a legend indicating that the Common Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such Common Shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE CORPORATION HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS.

iii.
The Optionee shall be fully and solely responsible for any local, state, federal and/or any other tax resulting from the grant of the Options and/or from exercise of such options. The Corporation shall have the right to withhold from such Optionee such withholding taxes as may be required by law, or to otherwise require the Optionee to pay such withholding taxes. If the Optionee shall fail to make such tax payments as are required, the Corporation or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind, including a payment of Common Shares, otherwise due to such Optionee or to take such other action as may be necessary to satisfy such withholding obligations.

iv.
The issuance, transfer or delivery of certificates representing Common Shares pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of all Applicable Laws and the withholding provisions of the Code have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in Section 7.1(l)(iii) above.

m.	Adjustments Upon Changes In Capitalization

i.
The aggregate number and class of shares for which Options may be granted under this Plan, the number and class of shares covered by each outstanding Option, and the exercise price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued Common Shares of the Corporation resulting from:

A.	a subdivision or consolidation of Common Shares or any like capital adjustment, or

B.
the issuance of any Common Shares, or securities exchangeable for or convertible into Common Shares, to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than the issue of Common Shares, or securities exchangeable for or convertible into Common Shares, to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of Common Shares, or securities convertible into Common Shares, in lieu of dividends paid in the ordinary course on the Common Shares).

appendix D15

ii.
Except as provided in Section 7.1(m)(iii) hereof, upon a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of common shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-incorporation or the creation of a holding Corporation) or liquidation of the Corporation, as a result of which the shareholders of the Corporation, receive cash, shares or other property in exchange for or in connection with their Common Shares, any Option granted hereunder shall terminate, but the Holder shall have the right to exercise such Holder's Option immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a shareholder of record for the purposes thereof, to the extent the vesting requirements set forth in the Option Agreement have been satisfied.

iii.
If the shareholders of the Corporation receive shares in the capital of another corporation ("Exchange Shares") in exchange for their Common Shares in any transaction involving a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re-incorporation or the creation of a holding Corporation), all Options granted hereunder shall be converted into options to purchase Exchange Shares unless the Corporation and the corporation issuing the Exchange Shares, in their sole discretion, determine that any or all such Options granted hereunder shall not be converted into options to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the Holder's right to exercise the Holder's Options pursuant to, the provisions of Section 7.1(m)(ii). The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the Common Shares receive in such merger, consolidation, acquisition or property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the Option Agreement shall continue to apply to the options granted for the Exchange Shares.

appendix D16

iv.
In the event of any adjustment in the number of Common Shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

v.
All adjustments pursuant to Section 7.1(m) shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

vi.
The grant of an Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

n.	Other Provisions

The Option Agreement evidencing the awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Plan Administrator may determine.

8.	EFFECTIVE DATE; AMENDMENT; SHAREHOLDER APPROVAL

1.
Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted by the Board (the "Effective Date"). In case of the Israeli Optionees, Options will be granted 30 days following the date in which the relevant forms will be submitted to the tax authorities.

2.	Unless sooner terminated by the Board, this Plan shall terminate on the tenth anniversary of the Effective Date. No Option may be granted after such termination or during any suspension of this Plan.

3.
Any Incentive Stock Options granted by the Plan Administrator prior to the ratification of this Plan by the shareholders of the Corporation shall be granted subject to approval of this Plan by the holders of a majority of the Corporation's outstanding voting shares, voting either in person or by proxy at a duly held shareholders' meeting within twelve (12) months before or after the Effective Date. If such shareholder approval is sought and not obtained, all Incentive Stock Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Corporation of certain compensation.

appendix D17

9.	NO OBLIGATIONS TO EXERCISE OPTION

The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

10.	NO RIGHT TO OPTIONS OR TO EMPLOYMENT

Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Corporation or any Related Corporation, express or implied, that the Corporation or any Related Corporation will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Corporation's or, where applicable, a Related Corporation's right to terminate Optionee's employment at any time, which right is hereby reserved.

11.	APPLICATION OF FUNDS

The proceeds received by the Corporation from the sale of Common Shares issued upon the exercise of Options shall be used for allowed corporate purposes as directed by the Board.

12.	INDEMNIFICATION OF PLAN ADMINISTRATOR

In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Corporation), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Corporation of such action, suit or proceeding, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the same.

appendix D18

13.	AMENDMENT OF PLAN

The Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Corporation to comply with or to avail the Corporation and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements.

Effective Date: _________________

Appendix E

Upon Shareholders approval, Xfone, Inc., will enter into a financing transaction whereby it will sell to Mercantile Discount-Provident Funds, Hadar Insurance Company, Ltd., the Israeli Phoenix Assurance Company Ltd. And Gaon Gernal Ltd. (the “investors”), pursuant to that certain Securities Purchase Agreement dated November 23, 2005, and any other related transaction document as defined therein, all of whom are unaffiliated accredited investors an aggregate 324,000 shares at a purchase price of $2.50 per share together with 162,000 warrants to purchase shares of common stock, 81,000 of which are exercisable at $3.00 per share for a period of five years and 81,000 of which are exercisable at $3.25 per share for a period of five years. If approved by the shareholders and AMEX,  the Company will close the transaction promptly after approval. The approval is required because under the AMEX corporate governance rules the financing transaction coupled with the Company’s earlier financings described herein would constitute more than 20% of the Company’s outstanding common stock. The shares and warrants are offered and to be sold without registration under the Securities Act of 1933 to a limited number of accredited investors in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and Rule 506 as promulgated there under and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act of 1933. An appropriate legend will be placed on the Shares and the Warrants and will be placed on the shares issuable upon exercise of the warrants, unless registered under the Securities Act of 1933 prior to issuance. The financing transaction will result in dilution in the percentage of common stock owned by the Company’s current shareholders, although the price paid would be in excess of the net tangible assets per share and are accordingly not economically dilutive. The potential of sales of these shares or the actual sale could have adverse effect on the price of common stock.

AppendixE1-

EXHIBIT 1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of November 23, 2005, among Xfone, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1  Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

AppendixE2-

“Closing Price” means on any particular date (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (c)  if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “pink sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter have been reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Effective Date” means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Escrow Agent” shall have the meaning set forth in the Escrow Agreement.

“Escrow Agreement” shall mean the Escrow Agreement in substantially the form of Exhibit C hereto executed and delivered contemporaneously with this Agreement.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

AppendixE3-

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Per Share Purchase Price” equals $2.50, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.9.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the American Stock Exchange (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including issuance of shares of Common Stock.

AppendixE4-

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” shall include all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount”, in United States Dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a).

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NASDAQ SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market or the OTC Bulletin Board.

“Transaction Documents” means this Agreement, the Warrants, the Escrow Agreement and the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrants” means collectively the Common Stock purchase warrants, in the form of Exhibit B delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to 5 years.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

2.1  Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser agrees to purchase, severally and not jointly, the Common Stock and the Warrants in an amount not to exceed 19.99% of the issued and outstanding Common Stock on the Closing Date. Each Purchaser shall deliver to the Company via wire transfer immediately available funds equal to their Subscription Amount and the Company shall deliver to each Purchaser their respective Shares and Warrants as determined pursuant to Section 2.2(a) and the other items set forth in Section 2.2 issuable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Escrow Agent, or such other location as the parties shall mutually agree.

AppendixE5-

2.2      Deliveries.

(a)  On the Closing Date, the Company shall deliver or cause to be delivered to the Escrow Agent the following:

(i)  this Agreement duly executed by the Company;

(ii)  a certificate evidencing a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(iii)  a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 25% of the number of Shares purchased by such Purchaser at the Closing, with an exercise price equal to $3.00, subject to adjustment therein;

(iv)  a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 25% of the number of Shares purchased by such Purchaser at the Closing, with an exercise price equal to $3.25, subject to adjustment therein;

(v)  the Escrow Agreement duly executed by the Company; and

(vi)  the Registration Rights Agreement duly executed by the Company.

(b)  On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Escrow Agent the following:

(i)  this Agreement duly executed by such Purchaser;

(ii)  such Purchaser’s Accredited Investor Questionnaire in the form of Annex B attached to the Registration Rights Agreement;

(iii)  such Purchaser’s Subscription Amount by wire transfer to the account of the Escrow Agent;

(iv)  the Escrow Agreement duly executed by such Purchaser; and

(v)  the Registration Rights Agreement duly executed by such Purchaser.

2.3  Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)  the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

AppendixE6-

(ii)  all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

(iii)  the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement.

(b)  The obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)  the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

(ii)  all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)  the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)  there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)  either (1) Shareholder Approval shall have been obtained and deemed effective; or (2) the American Stock Exchange shall have approved in writing that the Closing may occur without Shareholder Approval; and

(vi)  from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

AppendixE7-

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:

(a)  Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)  Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

AppendixE8-

(d)  No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)  Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Registration Statement, (iii) application(s) to each applicable Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable federal and/or state securities laws (collectively, the “Required Approvals”).

(f)  Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(g)  Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g). The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed in the SEC Reports and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

AppendixE9-

(h)  SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)  Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(j)  Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)  Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

AppendixE10-

(l)  Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

(m)  Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)  Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

(o)  Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

(p)  Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. To the best knowledge of the Company, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

AppendixE11-

(q)  Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(r)  Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to the Company as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls or, to the knowledge of the Company, in other factors that could significantly affect the Company’s internal controls.

(s)  Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t)  Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

AppendixE12-

(u)  Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(v)  [RESERVED]

(w)  Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to the best of its knowledge to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(x)  Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y)  Disclosure. Other than information that shall be made public pursuant to the first sentence of Section 4.4, the Company confirms that, neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z)  [RESERVED]

AppendixE13-

(aa)  Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb)  Form SB-2 Eligibility. The Company is eligible to register the resale of the Securities for resale by the Purchaser on Form SB-2 promulgated under the Securities Act.

(cc)  Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(dd)  No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ee)  Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

AppendixE14-

(ff)  Accountants. The Company’s existing accountants are set forth on Schedule 3.1(ff) of the Disclosure Schedule. To the knowledge of the Company, such accountants are a registered public accounting firm as required by the Securities Act.

(gg)  Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(hh)  Acknowledgement Regarding Purchasers’ Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.15 hereof), it is understood and agreed by the Company (i) that none of the Purchasers have been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that any Purchaser, and counter parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (a) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined and (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(ii)  Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities (other than for the placement agent’s placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

AppendixE15-

3.2  Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)  Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c)  Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)  Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Such Purchaser, either alone or together with its representatives, had the opportunity to ask questions of the Company concerning the investment contemplated hereby and to obtain any additional information they have deemed necessary as a condition to making such investment and access to information filed with the Commission; provided that such access does not relieve the Company of its obligation to provide complete and accurate Disclosure Schedules without, except as specifically referenced herein or therein, reliance on the SEC Reports.

AppendixE16-

(e)  General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)  Short Sales and Confidentiality Prior To The Date Hereof. Other than the transaction contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales (but not including the location and/or reservation of borrowable shares of Common Stock), in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2 and in the Accredited Investment Questionnaire.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1    Transfer Restrictions.

(a)  The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

AppendixE17-

(b)  The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

AppendixE18-

(c)  Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effective Date if required by the Company’s transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser and receipt by the Company or the Company’s transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System.

(d)  In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the Closing Price of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e)  Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

4.2      Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

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4.3       Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

4.4  Securities Laws Disclosure; Publicity. The Company shall, on the 4th Trading Day following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and shall attach the Transaction Documents thereto. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

4.5  Shareholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.6  Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.7  Use of Proceeds. Except as set forth on Schedule 4.7 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

4.8  [RESERVED]

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4.9  Indemnification of Purchasers. Subject to the provisions of this Section 4.9, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, members, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

4.10  Reservation of Common Stock.  As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.11     Listing of Common Stock.The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

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4.12  Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.13  [RESERVED]

4.14  [RESERVED]

4.15  Short Sales and Confidentiality After The Date Hereof.Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period after the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.4, such Purchaser will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the Effective Date of the Registration Statement with the Securities is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.16  Delivery of Securities After Closing. The Company shall deliver, or cause to be delivered, the respective Securities purchased by each Purchaser to such Purchaser within 3 Trading Days of the Closing Date.

4.17  [RESERVED].

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ARTICLE V.
MISCELLANEOUS

5.1  Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before March 1, 2006; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2  Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities.

5.3  Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 11:00 a.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 11:00 a.m. (New York City time) on any Trading Day, (c) the 3rd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5  Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6  Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.7  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person, with the exclusion of any Person that is an operating company and that is a direct competitor of the Company, to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions in this Agreement and the other Transaction Documents that apply to the “Purchasers”.

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5.8  No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

5.9  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10  Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares and Warrant Shares.

5.11  Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.12  Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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5.13  Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14  Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

5.15  Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16  Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17  Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

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5.18  Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19  Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

XFONE, INC.	Address for Notice:
By:_/s/ Guy Nissenson________________________
Name: Guy Nissenson
Title: President & CEO

Address for Notice:

Attn: Alon Mualem, CFO
C/O Xfone 018 Ltd.
1 Haodem Street, 3rd Floor
Kiryat Matalon, Petach Tikva
Israel
Fax: + 972-39238838

With a copy to (which shall not constitute notice): Attn: Guy Nissenson, CEO C/O Xfone USA, Inc. 2506 Lakeland Drive Suite 405 Jackson, Mississippi 39232

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]
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[PURCHASER SIGNATURE PAGES TO XFN SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________
Signature of Authorized Signatory of Purchaser: __________________________________
Name of Authorized Signatory: ____________________________________________________
Title of Authorized Signatory: _____________________________________________________
Email Address of Purchaser:________________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Subscription Amount:
Shares:
Warrant Shares:

[SIGNATURE PAGES CONTINUE]
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EXHIBIT 2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 23, 2005, among Xfone, Inc., a Nevada corporation (the “Company”), and the purchasers signatory hereto (each such purchaser is a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the “Purchase Agreement”).

The Company and the Purchasers hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Effectiveness Date” means, with respect to the initial Registration Statement required to be filed hereunder, the 120 calendar day following the date hereof and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 180th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(b).

“Event Date” shall have the meaning set forth in Section 2(b).

“Filing Date” means, with respect to the initial Registration Statement required hereunder, the 45th calendar day following the Closing Date but in no event later than March 1, 2006 and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 60th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

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“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of (i) the Shares issuable, (ii) the Warrant Shares issuable (iii) the shares issuable in lieu of cash payments of liquidated damages pursuant to Section 2(b), together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing and (iv) shares issuable to the placement agent pursuant to the warrants issuable to such placement agent.

“Registration Statement” means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

2. Resale Registration.

(a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of 130% of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) substantially the “Plan of Distribution” attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, transferred or disposed of pursuant to the Registration Statement or pursuant to Rule 144 or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file a Form 424(b)(5) with the Commission.

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(b) If: (i) a Registration Statement is not filed on or prior to its Filing Date, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 10 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 10 consecutive calendar days but no more than an aggregate of 15 calendar days during any 12-month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 10 calendar day period is exceeded, or for purposes of clause (v) the date on which such 10 or 15 calendar day period, as applicable, is exceeded being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder as to the first month and 2% of such amount for each 30 day period thereafter. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

3. Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than two Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than one Trading Day prior to the Filing Date.

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(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 90% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 130% of the number of such Registrable Securities.

(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

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(e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(d).

(h) If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, the Company shall (i) make an Issuer Filing with the NASDR, Inc. Corporate Financing Department pursuant to NASDR Rule 2710(b)(10)(A)(i), (ii) respond within five Trading Days to any comments received from NASDR in connection therewith, and (iii) pay the filing fee required in connection therewith.

(i) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(j) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request so long as such transfers are in compliance with federal and state securities laws.

(k) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period.

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(l) Comply with all applicable rules and regulations of the Commission.

(m) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold, disposed of or transferred pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5. Indemnification

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

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(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

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Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous

(a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) [RESERVED]

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

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(d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

(e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(b), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

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(j) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(o) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

XFONE, INC.

By:	/s/ Guy Nissenson
Guy Nissenson
Title: President & CEO

[SIGNATURE PAGE OF HOLDERS FOLLOWS]
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[SIGNATURE PAGE OF HOLDERS TO XFN RRA]

Name of Holder: __________________________
Signature of Authorized Signatory of Holder: __________________________
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

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ANNEX A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock (“Common Stock”) of Xfone, Inc., a Nevada corporation (the “Company”) and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

In connection with the sale of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

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The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any written or oral agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the Common Stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

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Annex B

Xfone, Inc.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.001 per share (the “Common Stock”), of Xfone, Inc., a Nevada corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form SB-2 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of November 23, 2005 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

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The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3. Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned:

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4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  No

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes  No

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes  No

(d)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  No

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

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6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:   Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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EXHIBIT 3

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

To Purchase __________ Shares of Common Stock of

XFONE, INC.

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Xfone, Inc., a Nevada corporation (the “Company”), up to ______ shares (the “Warrant Shares”) of Common Stock, par value $.001 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated November 23, 2005, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Subject to compliance with the terms and condition of this Warrant, exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer.

b) Exercise Price. The exercise price of the Common Stock under this Warrant shall be $_____1 , subject to adjustment hereunder (the “Exercise Price”).
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c) [RESERVED]

d) Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a  Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 2(d) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, and the provisions of this Section 2(d) shall continue to apply until such 61st day (or such later date, as determined by such Holder, as may be specified in such notice of waiver). The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended 4.99% beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 4.99% limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. The holders of Common Stock of the Company shall be third party beneficiaries of this Section 2(d) and the Company may not waive this Section 2(d) without the consent of holders of a majority of its Common Stock.
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e) Mechanics of Exercise.

i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
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vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

vii. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

viii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) [RESERVED]

c) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.
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d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

g) Notice to Holders.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).
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ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in this Warrant and to the relevant provisions of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
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d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

Section 5. Miscellaneous.

a) Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

b) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

e) Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.
AppendixE53-

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
AppendixE54-

l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: November 23, 2005

XFONE, INC.
By: ____________________________________ Name: Guy Nissenson Title: President & CEO

1  25% at $3.00 and 25% at $3.25.

AppendixE55-

NOTICE OF EXERCISE

TO: XFONE, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of a bank wire in lawful money of the United States.

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________________________________
Name of Authorized Signatory: ___________________________________________________________________
Title of Authorized Signatory: ____________________________________________________________________
Date: ________________________________________________________________________________________

AppendixE56-

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature: _____________________________

Holder’s Address: _____________________________

_____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

AppendixE57-

Exhibit 4

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made as of November 23, 2005, by and among Xfone, Inc., a corporation incorporated under the laws of Nevada (the “Company”), the purchasers signatory hereto (each a “Purchaser” and together the “Purchasers”), and Alon Reisser, Advocate, with an address at 6/19 Rabbi Yehuda Hanasi Street, Modiin Illit 71919, Israel (the “Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement referred to in the first recital.

W I T N E S S E T H:

WHEREAS, the Purchasers will be purchasing from the Company Common Stock and Warrants on the Closing Date as set forth in the Securities Purchase Agreement (the “Purchase Agreement”) dated the date hereof between the Purchasers and the Company, which securities will be issued under the terms contained herein and in the Purchase Agreement; and

WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth in Regulation D promulgated under the Securities Act of 1933, as amended; and

WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Subscription Amounts in escrow until the Escrow Agent has received the Release Notice in the form attached hereto from the Company and each Purchaser;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1
TERMS OF THE ESCROW

1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Common Stock and Warrants as contemplated by the Purchase Agreement.

1.2. Upon the Escrow Agent’s receipt of the aggregate Subscription Amounts for the Closing into its master escrow account, together with executed counterparts of this Agreement, the Purchase Agreement and the Registration Rights Agreement, it shall telephonically advise the Company of the amount of funds it has received into its master escrow account.

AppendixE58-

1.3. Wire transfers to the Escrow Agent shall be made as follows:

FIBI BANK
46 AVNEY NEZER STREET
KIRYAT SEFER, MODIIN ILLIT, 71919, ISRAEL
BRANCH NUMBER: 180
ACCOUNT NO: 715123
ACCOUNT NAME: ALON REISSER, ADVOCATE
- CLIENTS ESCROW ACCOUNT
SWIFTCODE: FIRBILITXXX
REMARK: XFONE/[PURCHASER NAME]

1.4 The Company, promptly following being advised by the Escrow Agent that the Escrow Agent has received the Subscription Amounts for the Closing along with facsimile copies of counterpart signature pages of the Purchase Agreement, Registration Rights Agreement and this Agreement from each Purchaser, shall deliver to the Escrow Agent the certificates representing the certificates evidencing the Securities to be issued to each Purchaser at the Closing together with:

(a) the Company’s executed counterpart of the Purchase Agreement;

(b) the Company’s executed counterpart of the Registration Rights Agreement;

(c) the Company’s original executed counterpart of this Escrow Agreement.

1.5 [RESERVED]

1.6 Once the Escrow Agent receives Release Notices in the form attached hereto as Exhibit X executed by the Company and each Purchaser, it shall wire 100% of the aggregate Subscription Amounts per the instructions of the Company.

1.7 If the Escrow Agent has not received all the Release Notices from the Purchasers on or before March 1, 2006, the Escrow Agent shall return the respective Subscription Amounts to the Purchasers.

1.8 Once the funds (as set forth above) have been sent per the Company’s instructions, the Escrow Agent shall then arrange to have the Shares, the Purchase Agreement, the Registration Rights Agreement, the Warrants, and the Escrow Agreement delivered to the appropriate parties.

AppendixE59-

ARTICLE II
MISCELLANEOUS

2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.2  All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

2.3  This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.4  This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.5  Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

2.6  The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

2.7  The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

2.8  The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

2.9  The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

AppendixE60-

2.11 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent. The Escrow Agent is the in-house legal counsel of the Company and its corporate secretary, and may continue to act as legal counsel and corporate secretary for the Company, notwithstanding its duties as the Escrow Agent hereunder. The Company and the Purchasers consent to the Escrow Agent in such capacity as legal counsel and corporate secretary for the Company and waive any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Purchasers understand that the Company and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

2.12 The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

2.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore

2.15 The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

************************

AppendixE61-

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

XFONE, INC.

By: /s/ Guy Nissenson__________________________________
Name: Guy Nissenson
Title: President & CEO

ESCROW AGENT:

ALON REISSER
By: /s/ Alon Reisser______________________________________

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

AppendixE62-

[SIGNATURE PAGE OF HOLDERS TO XFN ESCROW]

Name of Holder: __________________________
Signature of Authorized Signatory of Holder: __________________________
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

AppendixE63-

Exhibit X to
Escrow Agreement

RELEASE NOTICE

The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of November 23, 2005, among Xfone, Inc., the Purchasers signatory thereto and Alon Reisser, Advocate, as Escrow Agent (the “Escrow Agreement”; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Shares set forth in the Purchase Agreement have been satisfied. The Company and the undersigned Purchaser hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Purchasers.

This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this ___ day of _______, 200_.

XFONE, INC.

By: /s/ Guy Nissenson__________________________________
Name: Guy Nissenson
    Title: President & CEO

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

AppendixE64-

[SIGNATURE PAGE OF HOLDERS TO XFN RELEASE]

Name of Holder: __________________________
Signature of Authorized Signatory of Holder: __________________________
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

[PURCHASERS’ SIGNATURE PAGE FOLLOWS]

AppendixE65-

XFONE, Inc.

Special Meeting of Shareholders—January__, 2006

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints _____________, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Special Meeting of Shareholders of Xfone, Inc., to be held at the Company’s offices located at 2506 Lakeland Drive, Suite 405 Jackson, Mississippi, United States. The meeting will commence at 10:00 a.m. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated December___,  2005 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

1.         To elect six (6) members Board of Directors to serve until the next Meeting of Stockholders held specifically for elections of a new Board of Directors of the Company and until their successors are duly elected and qualified. The Board of Directors Members up for election are as follows:

Abraham Keinan

Guy Nissenson

Eyal J. Harish

Shemer S. Schwartz

Arie Czertok

Aviu Ben-Horrin

☐ FOR ALL NOMINEES          ☐WITHHELD FOR ALL NOMINEES

INSTRUCTION:  To withhold authority to vote for any individual, write that nominee's name in the space provided below:

__________________________________________________________________

2.         To consider and approve the Company’s 2004 Stock Option Plan which is designated for the benefit of employees, officers, directors, consultants and subcontractors of the Company, including its subsidiaries.

☐FOR            ☐AGAINST                 ☐ABSTAIN

 3.        To consider and approve the acquisition of I-55 Internet Services, Inc. pursuant to that certain Agreement and Plan of Merger by and among the Company, Xfone USA, Inc., I-55 Internet Services, Inc. and the Principals (as defined therein), dated August 18, 2005 (including the First Amendment to the Agreement and Plan of Merger dated October 10, 2005, and the related Management Agreement dated October 11, 2005), including, the issuance of shares of common stock of the Company and/or warrants to purchase shares of common stock of the Company to shareholders and/or debt-holders of I-55 Internet Services, Inc.

☐FOR            ☐AGAINST                 ☐ABSTAIN

4.       To consider and approve the acquisition of I-55 Telecommunications, LLC pursuant to that certain Agreement and Plan of Merger by and among the Company, Xfone USA, Inc., I-55 Telecommunications, LLC and the Principal (as defined therein), dated August 26, 2005 (including the related Management Agreement dated October 12, 2005), including, the issuance of shares of common stock of the Company and/or warrants to purchase shares of common stock of the Company to shareholders and/or debt-holders of I-55 Telecommunications, LLC.

☐FOR            ☐AGAINST                 ☐ABSTAIN

5.       To consider and approve the financing transaction by and among the Company, Mercantile Discount - Provident Funds, Hadar Insurance Company Ltd., the Israeli Phoenix Assurance Company Ltd. and Gaon Gemel Ltd. pursuant to that certain Securities Purchase Agreement dated November 23, 2005, and any other Transaction Documents (as defined therein).

☐FOR            ☐AGAINST                 ☐ABSTAIN

6.         In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.

Every properly signed proxy card will be voted in accordance with the specifications made thereon.  IF NOT OTHERWISE SPECIFIED, THIS PROXY CARD WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, and 5.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

Date: ________________________

_______________________              ___________________________
 (Print name of Shareholder)                      (Print name of Shareholder)

                                                                        ____________________________
Signature                                                          Signature

Number of Shares:    ________________

Note:     Please sign exactly as name appears in the Company's records.  Joint owners should each sign.  When signing as attorney, executor or trustee, please give title as such.

PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.